UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Trillium Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common shares (“Common Shares”) in the capital of Trillium Therapeutics Inc. (“Trillium”) and Series II Non-Voting Convertible First Preferred Shares (“Series II Shares”) in the capital of Trillium.

(2)
Aggregate number of securities to which transaction applies:

As of August 20, 2021: (A) 104,814,674 Common Shares issued and outstanding; (B) 6,750,000 Series II Shares issued and outstanding; (C) 1,066,002 Common Shares issuable upon the exercise of outstanding warrants; (D) 5,400,000 Series II Shares issuable upon the exercise of outstanding warrants; (E) 5,958,294 Common Shares issuable upon the exercise of outstanding stock options; and (F) 1,219,735 Common Shares issuable upon the settlement of outstanding deferred stock units.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of: (A) 104,814,674 Common Shares, multiplied by $18.50; (B) 6,750,000 Series II Shares, multiplied by $18.50; (C) 1,066,002 Common Shares issuable upon the exercise of outstanding warrants, multiplied by $17.54 (which is the difference between $18.50 and the exercise price of $0.96 per share); (D) 5,400,000 Series II Shares issuable upon the exercise of outstanding warrants, multiplied by $17.54 (which is the difference between $18.50 and the exercise price of $0.96 per share); (E) 5,958,294 Common Shares issuable upon the exercise of outstanding stock options, multiplied by $10.43 (which is the difference between $18.50 and the weighted average exercise price of $8.07 per share); and (F) 1,219,735 Common Shares issuable upon the settlement of outstanding deferred stock units, multiplied by $18.50.

(4)
Proposed maximum aggregate value of transaction:

$2,262,070,248.00

(5)
Total fee paid:

$246,791.86

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)
Amount previously paid:
N/A

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing party:

(4)
Date Filed:

PRELIMINARY MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT —
SUBJECT TO COMPLETION, DATED SEPTEMBER 13, 2021
100 CambridgePark Drive, Suite 510
Cambridge, MA 02140
[•], 2021
Dear Shareholder and/or Warrant Holder:
You are cordially invited to attend a special meeting (the “Meeting”) of the shareholders and warrant holders of Trillium Therapeutics Inc., a corporation existing under the laws of the Province of British Columbia, which we will hold virtually through a live webcast on [•], 2021, at [•] [a.m./p.m.] (Toronto time).
On August 20, 2021, Trillium entered into an Arrangement Agreement with Pfizer Inc. (“Pfizer”) and PF Argentum Acquisition ULC (“PF Argentum”), a wholly-owned, indirect subsidiary of Pfizer, which provides for the acquisition of Trillium by PF Argentum (the “Arrangement Agreement”). Under the terms of the Arrangement Agreement, PF Argentum will acquire all of our outstanding shares not already owned by Pfizer for US$18.50 per share in cash. The acquisition will be completed by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia).
At the Meeting, shareholders and warrant holders will be asked to consider and vote on a special resolution approving the arrangement and the related proposals described in the enclosed Management Information Circular and Proxy Statement. Our Board of Directors recommends that shareholders and warrant holders vote “FOR” these proposals, as applicable.
The Management Information Circular and Proxy Statement describes the Arrangement Agreement and the arrangement and provides detailed information about the Meeting. We encourage you to read the Management Information Circular and Proxy Statement carefully, including the appendices, as it sets forth important information regarding these matters.
Your vote is very important.   The arrangement cannot be completed unless the arrangement resolution is approved by (1) the affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by the shareholders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per share, and (2) the affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by the shareholders and warrant holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per share and one vote per share underlying each warrant, respectively.
Whether or not you plan to attend the Meeting, we ask you to submit a proxy or voting instruction form to have your shares or warrants voted in advance of the Meeting by using one of the methods described in the Management Information Circular and Proxy Statement.
Thank you for your continuing support of Trillium.
Very truly yours,
Dr. Jan Skvarka
Director, President and Chief Executive Officer
Neither the Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency has approved or disapproved the arrangement, passed upon the merits or fairness of the arrangement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The Management Information Circular and Proxy Statement is dated [•], 2021, and is first being mailed to shareholders and warrant holders on or about [•], 2021.

100 CambridgePark Drive, Suite 510
Cambridge, MA 02140
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND WARRANT HOLDERS
To Be Held on [•], 2021
NOTICE IS HEREBY GIVEN, in accordance with an interim order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court”) dated [•], 2021, that a special meeting (the “Meeting”) of the holders of common shares (the “Common Shareholders”), the holders of Series II Non-Voting Convertible First Preferred Shares (the “First Preferred Holders” and together with the Common Shareholders, the “Shareholders”), and the holders of common share purchase warrants and Series II Non-Voting Convertible First Preferred Share purchase warrants (the “Warrant Holders” and together with the Shareholders, the “Securityholders”) of Trillium Therapeutics Inc. (“Trillium”) will be held on [•], 2021, at [•] [a.m./p.m.] (Toronto time). The Meeting will be conducted as a virtual-only meeting. Shareholders and Warrant Holders as of the Record Date (as defined below) and duly appointed proxyholders may attend the virtual Meeting at [•]. The Meeting will be held for the following purposes:
1.
to consider, pursuant to the Interim Order, and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix B to the accompanying Management Information Circular and Proxy Statement of Trillium (the “Information Circular”), approving a statutory arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”), all as more particularly described in the Information Circular;

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to consider and, if deemed advisable, pass an advisory (non-binding) resolution on specified compensation that may become payable to the named executive officers of Trillium in connection with the Arrangement, all as more particularly described in the Information Circular; and

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to transact such other business, including amendments to the foregoing, as may properly be brought before the Meeting or any adjournment or postponement thereof.

Shareholders and Warrant Holders at the close of business of [•], 2021 (the “Record Date”) will be entitled to vote at the Meeting. Only Registered Securityholders (as defined in the Information Circular) as at the close of business on the Record Date or their duly appointed proxyholders are entitled to receive notice of, attend and vote at the Meeting, and any adjournment or postponement of the Meeting. If a Beneficial Securityholder (as defined in the Information Circular) wishes to attend and vote at the Meeting in person (or have another attend and vote on the Beneficial Securityholder’s behalf), such Beneficial Securityholder must complete, sign and return a voting instruction form in accordance with the directions provided.
Due to ongoing concerns related to the spread of COVID-19 and in order to protect the health and safety of Trillium’s shareholders, employees, other stakeholders and the community in general, the Meeting will be held virtually. Shareholders and Warrant Holders can participate online using their smartphone, tablet or computer. Shareholders and Warrant Holders will need the latest version of Chrome, Safari, Edge or Firefox. By participating online, Shareholders and Warrant Holders will be able to listen to a live webcast of the Meeting and Registered Securityholders can ask questions online and submit votes in real time.
Pursuant to the BCBCA and the Interim Order, in order for the Arrangement Resolution to become effective, the Arrangement Resolution must be passed by: (i) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, present in person or represented by proxy at the

Meeting and entitled to vote thereat, each being entitled to one vote per share; and (ii) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders and Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per share and one vote per share underlying each warrant, respectively.
This Notice of Special Meeting to Shareholders and Warrant Holders is accompanied by the Information Circular, a form of proxy or voting instruction form, as applicable and a form of letter of transmittal (a “Letter of Transmittal”).
A summary of the arrangement agreement dated August 20, 2021 entered into among Trillium, PF Argentum Acquisition ULC and Pfizer Inc. (the “Arrangement Agreement”) and the plan of arrangement (the “Plan of Arrangement”) is included in the Information Circular, and the full text thereof is attached as Appendix A and Appendix C, respectively, to the Information Circular and is also available under Trillium’s profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar. The full text of the Interim Order is attached as Appendix D to the Information Circular. Securityholders should carefully review and consider all of the information in the Information Circular.
Pursuant to and in accordance with the Interim Order and the provisions of Sections 237 to 247 of the BCBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court), Registered Securityholders have a right to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Shares and/or Warrants (as such terms are defined in the Information Circular), less any applicable tax withholdings (the “Dissent Rights”). Dissent Rights are more particularly described in the Information Circular. The dissent procedures require that a Registered Securityholder who wishes to exercise Dissent Rights send Trillium a written notice to inform Trillium of his, her or its intention to exercise Dissent Rights (the “Dissent Notice”), which notice must be received by Trillium at its office located at 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States, Attention: Benjamin Looker, General Counsel and Secretary, with a copy to Trillium’s legal counsel, Baker & McKenzie LLP, 181 Bay Street, Suite 2100, Toronto, Ontario M5J 2T3, Canada, Attention: David Palumbo, not later than 5:00 p.m. (Vancouver time) on the day that is two business days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Persons who are Beneficial Securityholders who wish to exercise Dissent Rights should be aware that only Registered Securityholders are entitled to exercise Dissent Rights. Accordingly, a Beneficial Securityholder who desires to exercise Dissent Rights must make arrangements for the Shares and/or Warrants beneficially owned by such holder to be registered in the holder’s name prior to the time the Dissent Notice is required to be received by Trillium or, alternatively, make arrangements for the registered holder of such Shares and/or Warrants to exercise Dissent Rights on the holder’s behalf. It is strongly suggested that any Securityholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of all rights thereunder.
If you are a Registered Securityholder and are unable to attend the Meeting, please complete, date, sign and return the enclosed form of proxy. Instructions on how to complete and return your proxy are included in the form of proxy and in the Information Circular. To be effective, the proxy form must be deposited with Trillium’s transfer agent, Computershare Investor Services Inc.: (i) by mail or courier, using the enclosed return envelope or one addressed to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; (ii) by delivery to Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; (iii) by telephone to 1-866-732-VOTE (8683) (toll free within North America) or to 1-312-588-4290 (outside North America); or (iv) through the internet by using the control number located at the bottom of your proxy form at www.investorvote.com, on or before [•] [a.m./p.m.] (Toronto time) on [•], 2021 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is reconvened.
If you are a Registered Securityholder, please also complete the accompanying Letter of Transmittal in accordance with the instructions included therein, date, sign and return it to the Depositary, Computershare Investor Services Inc., in the postage-prepaid envelope provided, together with the certificate(s) representing such Registered Securityholder’s Shares and/or Warrants and any other required documents. The Letter of Transmittal contains complete instructions on how to exchange the certificate(s) representing a Registered Securityholder’s Shares and/or Warrants for the Consideration (as defined in the Information Circular) payable for such Registered Securityholder’s Shares and/or Warrants pursuant to the Plan of Arrangement. Registered Securityholders will not receive their Consideration under the Arrangement until after the Arrangement is completed and until such Registered Securityholder has returned their properly completed documents, including the Letter of Transmittal, and the certificate(s) representing such Registered Securityholder’s Shares and/or Warrants to the Depositary. Please do NOT enclose or return your certificate(s) with your form of proxy.
Beneficial Securityholders that receive the Meeting materials through their broker or through another intermediary must complete and return the enclosed voting instruction form in accordance with the instructions provided to such Beneficial Securityholder by their intermediary to ensure that their Shares and/or Warrants are voted at the Meeting in accordance with their instructions. In addition, Beneficial Securityholders should contact their intermediary to arrange for such intermediary to complete the necessary transmittal documents (including the Letter of Transmittal) and to ensure that they receive the Consideration for their Shares and/or Warrants through such intermediary if the Arrangement is completed.
Further voting information can be found in the Information Circular.
A Shareholder or Warrant Holder that has questions or requires more information with regard to the voting of their Shares and/or Warrants should contact Trillium’s proxy solicitation agent, MacKenzie Partners, Inc. by calling toll-free at 800-322-2885 or collect at 212-929-5500.
DATED as of the [•] day of [•], 2021
BY ORDER OF THE BOARD OF DIRECTORS
Dr. Jan Skvarka
Director, President and Chief Executive Officer

i

ii

iii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
To the extent any statements made in this Information Circular, and the documents to which we refer you in this Information Circular, may contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act, and Section 21E of the U.S. Exchange Act, and forward-looking information and/or forward-looking statements under Canadian securities laws (collectively, “forward-looking statements”).
Certain statements in this Information Circular may constitute forward-looking statements, which reflect the expectations of Trillium’s management regarding the business prospects and opportunities of Trillium and the Arrangement. These statements, which are based on certain assumptions and describe Trillium’s future plans, strategies and expectations, can generally be identified by the use of the words “plans”, “expects”, “intends”, “anticipates”, “believes”, “projects”, “estimates”, “predicts”, “potential” or “continue”, or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. In addition, any statements that refer to forecasts or projections of our future financial performance, trends in our business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict and could cause the actual results to differ materially from such forward-looking statements. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including, without limitation:
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Arrangement Agreement, including in circumstances that would require payment by Trillium of a termination fee;

•
the failure to obtain the required vote of Shareholders and Warrant Holders to approve the Arrangement Resolution;

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the inability of the parties to satisfy the other conditions to, and to complete, the Arrangement;

•
risks related to disruption of management’s attention from Trillium’s ongoing business operations due to the pendency of the Arrangement;

•
the effect of the announcement of the Arrangement on Trillium’s operating results and business generally and Trillium’s relationships with employees, customers, suppliers, partners and regulators;

•
the outcome of any legal proceedings that may be instituted against Trillium and others relating to the Arrangement Agreement;

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the inherent uncertainty with financial or other forecasts or projections;

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the impact of the Arrangement not being completed on Trillium and its business and securityholders;

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uncertainties related to developments in the COVID-19 pandemic and its impact on Trillium’s operations and the completion of the Arrangement;

•
uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations and the competitive environment in which Trillium operates; and

•
other risks and uncertainties pertaining to Trillium, including the risks and uncertainties discussed in Trillium’s filings with the Canadian Securities Administrators and the SEC, including the “Risk Factors” sections of Trillium’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other continuous disclosure documents filed with the Canadian Securities Administrators and the SEC, copies of which are available at www.sedar.com and at www.sec.gov.

You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this Information Circular are based on the information available to us as of the date of this Information Circular, and you should not assume that the statements made in this Information Circular remain accurate as of any future date. These forward-looking statements are made as of the date of this Information Circular and, except as expressly required by applicable law, Trillium assumes no obligation to update or revise them to reflect new events or circumstances.

CURRENCY
Except as otherwise indicated, all dollar amounts in this Information Circular are expressed in U.S. dollars. On [•], 2021, the rate published by the Bank of Canada for the conversion of U.S. dollars into Canadian dollars was US$1.00 = Cdn$[•] and of Canadian dollars into U.S. dollars was Cdn$1.00 = US$[•].
If you are a Registered Securityholder, you will receive the Consideration in U.S. dollars unless you exercise the right to elect in your Letter of Transmittal to receive the Consideration in respect of your Shares and/or Warrants in Canadian dollars. If you do not make an election in your Letter of Transmittal, you will receive payment in U.S. dollars.
If you are a Beneficial Securityholder, you will receive the Consideration in U.S. dollars unless you contact your Intermediary in whose name your Shares and/or Warrants are registered and request in accordance with the instructions provided by your Intermediary, that such Intermediary make an election on your behalf. If your Intermediary does not make an election on your behalf, you will receive payment in U.S. dollars.
The exchange rate that will be used to convert payments from U.S. dollars into Canadian dollars will be the rate available from Computershare Trust Company of Canada, in its capacity as foreign exchange service provider, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted. The risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Securityholder. Computershare Trust Company of Canada will act as principal in such currency conversion transactions, and may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases Canadian dollars.

SUMMARY
The following summary highlights information described in more detail elsewhere in this Information Circular. Each item in this summary includes a page reference directing you to a more complete description of that topic. Please refer to the section entitled “Questions and Answers About the Meeting and the Arrangement” beginning on page [•] of this Information Circular and the more detailed information contained elsewhere in this Information Circular, the appendices to this Information Circular, and the documents referred to in this Information Circular, which you should read carefully. You may obtain further information by following the instructions in “Where You Can Find More Information” on page [•] of this Information Circular.
In this Information Circular, the terms “we,” “us,” “our,” the “Company” and “Trillium” refer to Trillium Therapeutics Inc. Capitalized terms used but not specifically defined in this Information Circular are defined in the section entitled “Glossary of Terms” beginning on page [•] of this Information Circular.
The Companies (page [•])
Trillium Therapeutics Inc.   Trillium is a clinical stage immuno-oncology company developing innovative therapies for the treatment of cancer. Our two clinical programs, TTI-622 and TTI-621, target CD47, a “don’t eat me” signal that cancer cells frequently use to evade the immune system. Trillium is a corporation existing under the laws of the Province of British Columbia, Canada. Our principal executive offices are located at c/o Trillium Therapeutics USA Inc., 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, and our telephone number at that address is (857) 412-7029.
Our website address is www.trilliumtherapeutics.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Information Circular. We have included our website address in this Information Circular solely as an inactive textual reference.
Pfizer Inc.   Pfizer is a research-based, global biopharmaceutical company. Pfizer applies science and its global resources to bring therapies to people that extend and significantly improve their lives through the discovery, development, manufacture, marketing, sale and distribution of biopharmaceutical products worldwide. Pfizer works across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Pfizer collaborates with healthcare providers, governments and local communities to support and expand access to reliable, affordable healthcare around the world.
Pfizer was incorporated under the laws of the State of Delaware. Pfizer’s principal executive offices are located at 235 East 42nd Street, New York, NY 10017, and its telephone number is (212) 733-2323.
PF Argentum Acquisition ULC.   The Purchaser is an unlimited liability company formed under the laws of the Province of British Columbia, Canada, solely for the purpose of effecting the Arrangement and has conducted no business activities other than those related to the structuring and negotiation of the Arrangement. The Purchaser is a wholly-owned indirect subsidiary of Pfizer. The Purchaser’s principal executive offices are located at 17300 Trans-Canada Highway, Kirkland, Quebec, H9J 2M5, Canada, and its telephone number is (514) 695-0500.
Pfizer and its affiliates own or exercise control or direction over 2,297,294 Common Shares, representing approximately 2.2% of the Common Shares outstanding as of August 20, 2021.
The Arrangement (page [•])
Trillium entered into the Arrangement Agreement with Pfizer and the Purchaser on August 20, 2021. A copy of the Arrangement Agreement is attached as Appendix A to this Information Circular. The Arrangement Agreement provides for the implementation of a Plan of Arrangement pursuant to which:
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the Purchaser, a wholly-owned indirect subsidiary of Pfizer, will acquire all of the issued and outstanding Shares as of the Effective Time (other than the 2,297,294 Common Shares already owned by Pfizer);

•
each Warrant will be assigned and transferred by each Warrant Holder to Trillium, and subsequently cancelled;

•
each Shareholder (other than Dissenting Shareholders) will be entitled to receive the Consideration in respect of each Share held by such Shareholder; and

•
each Warrant Holder (other than Dissenting Warrant Holders) will be entitled to receive, in respect of each Warrant held, at the Warrant Holder’s election (1) a cash payment equal to the amount by which $18.50 exceeds the exercise price per Share of such Warrant, subject to applicable withholdings and other source deductions, or (2) a cash payment equal to the Black Scholes value of such Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), subject to applicable withholdings and other source deductions.

Upon closing of the Arrangement, Trillium will become a wholly-owned indirect subsidiary of Pfizer and will apply to cease to be a reporting issuer under applicable Canadian securities laws and to deregister its securities under the U.S. Exchange Act as soon as practicable following the completion of the Arrangement and the Common Shares will be delisted from the TSX and NASDAQ. The Arrangement will be carried out pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement.
The Meeting (page [•])
The Meeting will be held virtually through a live webcast on [•], 2021 starting at [•] [a.m./p.m.] (Toronto time). There will be no physical meeting location. The format of the virtual Meeting will ensure that the Shareholders and Warrant Holders who attend the Meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting. Accordingly, Registered Securityholders that join the webcast of the Meeting will be able to listen and vote regardless of location.
The purpose of the Meeting is for the Shareholders and Warrant Holders to vote upon the Arrangement Resolution. To become effective, the Arrangement Resolution must be approved by at least two-thirds (66 2∕3%) of each of (A) the votes cast by the Shareholders, voting as a single class, present in person or represented by proxy at the Meeting and (B) the votes cast by the Shareholders and the Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting.
In addition to the Arrangement Resolution, at the Meeting, holders of Common Shares also will be asked to consider and vote upon an advisory (non-binding) resolution on specified compensation that may become payable to the named executive officers of Trillium in connection with the Arrangement.
As of the date of this Information Circular, we are not currently aware of any other business to come before the Meeting.
Quorum and Record Date (page [•])
The Board has fixed the close of business on [•], 2021 as the Record Date for the determination of Securityholders entitled to receive notice of, and vote at, the Meeting. Only Registered Securityholders will be entitled to receive notice of, and vote at, the Meeting. A quorum for the transaction of business at any meeting of Registered Securityholders shall be two persons present in person, each being a Registered Securityholder entitled to vote at the Meeting, or a duly appointed proxy or proxy holder for an absent Registered Securityholder so entitled, holding or representing in the aggregate not less than 33 1∕3% of the issued and outstanding Shares and Warrants.
Recommendation of the Board and Reasons for the Arrangement (page [•])
The Board, after careful review and consideration and consultation with its financial and legal advisors, and on the unanimous recommendation of the Transaction Committee, has: (1) determined that the Arrangement is in the best interests of Trillium; (2) determined that the Arrangement is fair to the Shareholders and Warrant Holders (other than Pfizer and its affiliates); (3) approved the Arrangement, the Arrangement Agreement and Trillium’s performance of its obligations under the Arrangement Agreement; and (4) resolved to recommend that the Registered Securityholders vote FOR the Arrangement Resolution.
For the reasons considered by the Board in reaching its decision to approve the Arrangement Agreement, see “The Arrangement — Recommendation of the Board and Reasons for the Arrangement” beginning on page [•] of this Information Circular.

The Board also recommends that holders of Common Shares vote “FOR” the named executive officer specified compensation proposal.
Fairness Opinion of Centerview Partners LLC (page [•])
Trillium retained Centerview Partners LLC (“Centerview”) as financial advisor to the Board in connection with the Arrangement and the other transactions contemplated by the Arrangement Agreement. In connection with this engagement, the Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Common Shares (other than Excluded Shares) proposed to be paid to such holders pursuant to the Arrangement Agreement. On August 20, 2021, Centerview rendered to the Board, including all members of the Transaction Committee, its oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 20, 2021 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Consideration proposed to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated August 20, 2021, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Appendix E to this Information Circular and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board, including the Transaction Committee, (in each case, in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Arrangement and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Common Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Arrangement Agreement. Centerview’s opinion did not address any other term or aspect of the Arrangement Agreement or the Arrangement and does not constitute a recommendation to any holder of Common Shares or any other person as to how such holder of Common Shares or other person should vote with respect to the Arrangement or otherwise act with respect to the Arrangement or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Regulatory Approvals (pages [•] and [•])
Under the HSR Act, parties to a transaction that meets certain statutory jurisdictional tests and is not otherwise exempted must provide notice of that transaction to the Antitrust Division of the DOJ (the “Antitrust Division”), and to the FTC, and observe a statutory waiting period before that transaction can close. The Arrangement is subject to these notification and waiting period requirements. On September 10, 2021, the parties submitted to the DOJ and FTC the notifications required under the HSR Act. The statutory waiting period expires on October 12, 2021.
Additionally, Part IX of the Competition Act defines certain transactions that exceed the thresholds set out in Sections 109 and 110 of the Competition Act as “notifiable transactions”. The Arrangement constitutes a notifiable transaction under the Competition Act. On September 3, 2021, the Purchaser submitted a request for an advance ruling certificate to the Commissioner of Competition pursuant to Section 102(1) of the Competition Act.
The Arrangement Agreement (page [•])
In the Arrangement Agreement, each of Trillium and the Purchaser has agreed to certain covenants, including customary covenants relating to the operation of Trillium’s business in the ordinary course, to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement and the Plan of Arrangement, and to obtain the Regulatory Approvals described in the Arrangement Agreement. A copy of the Arrangement Agreement and the Plan of Arrangement are each attached to this Information

Circular as Appendix A and Appendix C, respectively. We urge you to read the full text of the Arrangement Agreement and the Plan of Arrangement because they are the legal documents that govern the Arrangement.
Restrictions on Solicitations of Other Offers (page [•])
Pursuant to the Arrangement Agreement, Trillium has agreed not to:
•
solicit, initiate, knowingly facilitate or knowingly encourage (including by furnishing non-public information or providing copies of, access to, or disclosure of, any confidential information of Trillium or any subsidiary, or enter into any form of agreement, arrangement or understanding) any inquiries or proposals or offers that constitute, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

•
knowingly encourage, enter into or otherwise engage or participate in any discussions or negotiations with (or provide any non-public information or data to) any Person (other than the Purchaser) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

•
make a Change in Recommendation (as further described below);

•
grant any waiver under any standstill or similar agreement with any Person (other than the Purchaser); or

•
accept, approve, endorse, enter into or recommend, or propose publicly to accept, approve, endorse or recommend, any Acquisition Proposal.

However, if at any time prior to obtaining the Required Securityholder Approval at the Meeting, Trillium receives an unsolicited Acquisition Proposal, Trillium may engage in or participate in discussions or negotiations with, or provide copies of, access to or disclosure of information relating to the assets, properties, facilities, books or records of Trillium or any of its subsidiaries to such person making an Acquisition Proposal, if, among other things, the Board first determines in good faith, after consultation with its financial and outside legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal.
In addition, the Board may not change its recommendation to Shareholders and Warrant Holders to vote in favour of the Arrangement Resolution, or cause or permit Trillium to enter into any agreement relating to or providing for an Acquisition Proposal (other than a confidentiality agreement permitted under the Arrangement Agreement). However, if the Board receives an unsolicited Acquisition Proposal that constitutes a Superior Proposal, the Board is permitted under certain circumstances to make a Change in Recommendation and/or enter into a definitive agreement with respect to such Superior Proposal, provided that the Purchaser has been provided with the opportunity to match any such Superior Proposal for a period of at least three business days.
Conditions to the Arrangement (page [•])
The obligations of Trillium and the Purchaser, as applicable, to consummate the Arrangement are subject to the satisfaction or waiver of certain conditions, including the following:
•
the Arrangement Resolution has been approved and adopted by the Required Securityholder Approval at the Meeting and in accordance with the Interim Order;

•
the Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement and have not been modified or set aside in a manner unacceptable to Trillium or the Purchaser;

•
the Competition Act Approval and the HSR Approval have been obtained and are in full force and effect;

•
no applicable law or order is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Trillium or the Purchaser from consummating the Arrangement;

•
the accuracy of the representations and warranties of Trillium and the Purchaser in the Arrangement Agreement, subject to certain materiality qualifiers (generally accurate other than where the failure or failures of any representations and warranties to be accurate in all respects, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect);

•
Trillium and the Purchaser having fulfilled or complied in all material respects with each of their covenants contained in the Arrangement Agreement on or prior to the Effective Time;

•
there being no legal action or proceeding pending brought by any Governmental Entity that is reasonably likely to (1) prohibit, restrict or enjoin the ownership or operation by the Purchaser of the business or assets of Trillium and its subsidiaries, taken as a whole, or (2) compel the Purchaser to dispose of or hold separate any material portion of the business or assets of Trillium and its subsidiaries, taken as a whole, in each case as a result of the Arrangement;

•
subject to obtaining the Final Order and the satisfaction or waiver of the other conditions precedent contained in the Arrangement Agreement in its favour, the Purchaser having deposited or caused to be deposited in escrow in accordance with the terms of the Arrangement Agreement, the funds required to effect payment in full of the aggregate Consideration to be paid pursuant to the Arrangement;

•
since the date of the Arrangement Agreement, no Material Adverse Effect (as defined in the Arrangement Agreement; see “The Arrangement Agreement — Representations and Warranties”) with respect to Trillium has occurred and been continuing; and

•
the delivery of certain other customary closing deliverables and certificates.

Termination (page [•])
The Arrangement Agreement may be terminated prior to the Effective Time by:
•
the mutual written agreement of the parties;

•
either Trillium or the Purchaser if:

•
the Required Securityholder Approval is not obtained at the Meeting in accordance with the Interim Order;

•
after the date of the Arrangement Agreement, any law or order that is final and non-appealable is enacted, made, enforced or amended that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Trillium or the Purchaser from consummating the Arrangement; or

•
the Effective Time does not occur on or prior to the Outside Date (provided that the failure of the Effective Time to so occur has not been caused by a breach of the Arrangement Agreement by the party seeking to terminate the Arrangement Agreement);

•
Trillium if:

•
the Purchaser has breached any representation or warranty or failed to perform any covenant or agreement in the Arrangement Agreement which would result in the failure to satisfy a closing condition and such breach has not been timely cured or is incapable of being cured on or prior to the Outside Date;

•
prior to obtaining the Required Securityholder Approval, the Board authorizes Trillium to enter into a definitive written agreement with respect to any Superior Proposal, subject to Trillium being in material compliance with the non-solicitation covenants in the Arrangement Agreement and payment of a termination fee by Trillium; or

•
upon the satisfaction or waiver by the applicable party(ies) of the closing conditions contained in the Arrangement Agreement, the Purchaser has failed to comply with its obligations under the Arrangement Agreement to provide the Depositary sufficient funds in order to satisfy the aggregate Consideration payable to the Securityholders as provided for in the Plan of Arrangement;

•
the Purchaser if:

•
Trillium has breached any representation or warranty or failed to perform any covenant or agreement in the Arrangement Agreement which would result in the failure to satisfy a closing condition and such breach has not been timely cured or is incapable of being cured on or prior to the Outside Date;

•
prior to obtaining the Required Securityholder Approval: (1) the Board makes a Change in Recommendation; (2) the Board approves or recommends any Acquisition Proposal; (3) the Board approves, recommends or authorizes Trillium to enter into a written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted under the Arrangement Agreement); or (4) Trillium publicly announces the intention to do any of the foregoing; or

•
since the date of the Arrangement Agreement, there has occurred a Material Adverse Effect with respect to Trillium that is continuing and incapable of being cured on or prior to the Outside Date.

Termination Fee (page [•])
If certain events occur resulting in the termination of the Arrangement Agreement, Trillium will be required to pay a termination fee of $83,235,000.
Interests of Directors and Officers in the Arrangement (page [•])
In considering the recommendation of the Board to vote in favour of the Arrangement Resolution, Shareholders and Warrant Holders should be aware that certain of Trillium’s directors and executive officers have interests in the Arrangement that are different from, and/or in addition to, the interests of Shareholders and Warrant Holders generally. These interests include severance and retention arrangements covering our executive officers, acceleration of unvested equity awards held by our directors and executive officers, and indemnification of our directors and executive officers following the completion of the Arrangement. The Board was aware of and considered these interests, among other matters, in reaching its decision to approve the Arrangement and the Arrangement Agreement.
Voting Support Agreements (page [•])
In connection with the Arrangement, the Purchaser has entered into a Voting Support Agreement with each of the directors and executive officers of Trillium, and certain other Registered Securityholders, pursuant to which, among other things, such Securityholders have agreed to vote or cause to be voted such Securityholder’s Shares and/or Warrants (including from the conversion of any Trillium Securities) in favour of the Arrangement Resolution and any actions in furtherance of, or contemplated by, the Arrangement. Such Shares and Warrants represented in aggregate approximately [•]% of the outstanding Shares and approximately [•]% of the outstanding Shares and Warrants, collectively, entitled to vote at the Meeting. In addition, Pfizer and its affiliates intend to vote or cause to be voted all Shares owned or controlled by them in favour of the Arrangement Resolution and any actions in furtherance of, or contemplated by, the Arrangement.
Certain Canadian Federal Income Tax Considerations (page [•])
Holders of Shares should read carefully the information in the section entitled “Certain Canadian Federal Income Tax Considerations” beginning on page [•] of this Information Circular, which sets out a general summary of material Canadian federal income tax consequences that may be relevant to the owners of the Shares that are Holders (as defined in such section). Such summary is not intended to be legal or tax advice to any particular Shareholder.
Certain U.S. Federal Income Tax Considerations (page [•])
Holders of Shares should read carefully the information in the section entitled “Certain U.S. Federal Income Tax Considerations” beginning on page [•] of this Information Circular, which sets out a general summary of certain U.S. federal income tax considerations that may be relevant to the owners of the Shares that are U.S Shareholders (as defined in such section). Such summary is not intended to be legal or tax advice to any particular Shareholder.
Risks Relating to the Arrangement (page [•])
There are a number of risk factors relating to the Arrangement, all of which should be carefully considered by Shareholders and Warrant Holders. A number of the risk factors that Shareholders and Warrant Holders should consider in connection with the Arrangement are described in the section entitled “Risk Factors” beginning on page [•] of this Information Circular.
Dissent Rights (page [•])
Registered Securityholders have a right, in addition to any other rights such holder may have, to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid by the Purchaser the fair value of the Shares and/or Warrants (less applicable withholdings) held by such Registered Securityholder. Beneficial Securityholders who wish to dissent should be aware that only Registered Securityholders are entitled to dissent. Accordingly, a Beneficial Securityholder desiring to exercise Dissent Rights must make arrangements for the Shares and/or Warrants beneficially owned by such Beneficial Securityholder to be registered in the Beneficial Securityholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Trillium or, alternatively, make arrangements for the registered holder of such Shares and/or Warrants to dissent on the Beneficial Securityholder’s behalf. A Registered Securityholder wishing to exercise Dissent Rights may only dissent with respect to all Shares and/or Warrants held on behalf of any one Beneficial Securityholder and registered in the name of such Dissenting Securityholder. It is strongly suggested that any Securityholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement and any other order of the Court) may result in the loss of all rights thereunder. For more information, see the section entitled “Dissent Rights” beginning on page [•] of this Information Circular.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE ARRANGEMENT
The following questions and answers are intended to briefly address some commonly asked questions regarding the Arrangement Agreement, the Arrangement and the Meeting. These questions and answers do not address all questions that may be important to you as a Securityholder. Please refer to the section entitled “Summary” beginning on page [•] of this Information Circular and the more detailed information contained elsewhere in this Information Circular, the appendices to this Information Circular, and the documents referred to in this Information Circular, which you should read carefully.
The Arrangement
Q:
What is this document?

A:
This document is the Information Circular that is being sent in advance of the Meeting. This Information Circular provides information regarding the business of the Meeting, the Arrangement, Trillium, Pfizer and the Purchaser. A form of proxy or voting instruction form, as applicable, and a Letter of Transmittal accompany this Information Circular. For ease of reference, a glossary of capitalized terms used but not specifically defined in this Information Circular can be found under the section entitled “Glossary of Terms” beginning on page [•] of this Information Circular.

Q:
Why is the Meeting being held?

A:
It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved at the Meeting by:

•
an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share; and

•
an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders and Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share and one vote per Share underlying each Warrant, respectively.

The Meeting is being held so that such approval can be obtained, as well as to vote on the related matters described in the Notice. These related matters include a proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to our named executive officers in connection with the Arrangement.
Q:
What is the Arrangement?

A:
The Arrangement is the transaction contemplated under the Arrangement Agreement entered into by Trillium, Pfizer and the Purchaser under which:

•
the Purchaser, a wholly-owned indirect subsidiary of Pfizer, will acquire all of the issued and outstanding Shares (other than Excluded Shares) as of the Effective Time;

•
each Warrant will be assigned and transferred by each Warrant Holder to Trillium, and subsequently cancelled;

•
each Shareholder will be entitled to receive the Consideration in respect of each Share held by such Shareholder; and

•
each Warrant Holder will be entitled to receive, in respect of each Warrant held by such Warrant Holder, at the Warrant Holder’s election, (1) a cash payment equal to the amount by which $18.50 exceeds the exercise price per Share of such Warrant, subject to applicable withholdings and other source deductions, or (2) a cash payment equal to the Black Scholes value of such Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), subject to applicable withholdings and other source deductions.

On closing of the Arrangement, Trillium will become a wholly-owned indirect subsidiary of Pfizer and will apply to cease to be a reporting issuer under applicable Canadian securities laws and to deregister its securities under the U.S. Exchange Act as soon as practicable following the completion of the Arrangement, and the Common Shares will be delisted from the TSX and NASDAQ. The Arrangement will be carried out pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement.
Q:
What will I receive in the Arrangement?

A:
If the Arrangement is completed, you will be entitled to receive the Consideration of $18.50 in cash in respect of each Share and, in respect of each Warrant, at your election (1) a cash payment equal to the amount by which $18.50 exceeds the exercise price per Share of such Warrant, subject to applicable withholdings and other source deductions, or (2) a cash payment equal to the Black Scholes value of such Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), subject to applicable withholdings and other source deductions. If you are a Registered Securityholder, you must complete and follow the instructions in the Letter of Transmittal to receive the Consideration. If you are a Beneficial Securityholder, you should contact your Intermediary to arrange for your Intermediary to complete the necessary transmittal documents (including the Letter of Transmittal) and make such other arrangements with its Intermediary as are necessary to receive the Consideration.

Q:
What does the Board Recommend?

A:
The Board, after careful review and consideration and consultation with its financial and legal advisors, and upon the unanimous recommendation of the Transaction Committee, has: (1) determined that the Arrangement is in the best interests of Trillium; (2) determined that the Arrangement is fair to the Shareholders and Warrant Holders (other than Pfizer and its affiliates); (3) approved the Arrangement, the Arrangement Agreement and Trillium’s performance of its obligations under the Arrangement Agreement; and (4) resolved to recommend that the Registered Securityholders vote FOR the Arrangement Resolution.

For further information, you should also review the section entitled “The Arrangement — Recommendation of the Board and Reasons for the Arrangement” beginning on page [•] of this Information Circular.
Q:
How do the directors and executive officers of Trillium intend to vote?

A:
The directors and executive officers of Trillium, along with certain Registered Securityholders, have each entered into a Voting Support Agreement with the Purchaser pursuant to which each has agreed to vote or cause to be voted all Shares or Warrants owned or controlled by them in favour of the Arrangement Resolution. Such Shares and Warrants represented in the aggregate approximately [•]% of the outstanding Shares and approximately [•]% of the outstanding Shares and Warrants, collectively, entitled to vote at the Meeting.

For more information see the section entitled “The Arrangement — Voting Support Agreements” beginning on page [•] of this Information Circular.
Q:
Why is Trillium proposing the Arrangement?

A:
The Board is proposing the Arrangement because, after consultation with its financial and legal advisors and careful consideration of various factors, and upon the unanimous recommendation of the Transaction Committee, the Board has determined: (1) that the Arrangement is in the best interests of Trillium; and (2) that the Arrangement is fair to the Shareholders and Warrant Holders (other than Pfizer and its affiliates).

In reaching these determinations, the Transaction Committee and the Board each considered numerous factors, including, among other things, the potential benefits and risks of the Arrangement and also the elements of the Arrangement which provide protection to the Securityholders.
For details regarding the process followed by, and reasons for the recommendation of, the Board, see the sections entitled “The Arrangement — Background of the Arrangement” and “The Arrangement — Recommendation of the Board and Reasons for the Arrangement” beginning on pages [•] and [•], respectively, of this Information Circular.

Q:
When does Trillium expect the Arrangement to be effective?

A:
The completion of the Arrangement is conditional upon, among other things, receipt of the Required Securityholder Approval, the granting of the Final Order, receipt of certain Regulatory Approvals, and such other conditions to completion as set forth in the Arrangement Agreement. Accordingly, the exact timing of completion of the Arrangement cannot be predicted. As required by the terms of the Arrangement Agreement, Trillium is holding the Meeting as soon as reasonably practicable in order to obtain the Required Securityholder Approval of the Arrangement Resolution.

For more information, see the sections entitled “The Arrangement Agreement — Conditions to the Arrangement” and “The Arrangement — Regulatory Approvals” beginning on pages [•] and [•], respectively, of this Information Circular.
Q:
Has Trillium received a fairness opinion in connection with the Arrangement?

A:
Trillium retained Centerview as financial advisor to the Board in connection with the Arrangement and the other transactions contemplated by the Arrangement Agreement. In connection with this engagement, the Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Common Shares (other than Excluded Shares) proposed to be paid to such holders pursuant to the Arrangement Agreement. On August 20, 2021, Centerview rendered to the Board, including all members of the Transaction Committee, its oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 20, 2021 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, Centerview was of the opinion that the Consideration to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders.

For more information, see the section entitled “The Arrangement — Fairness Opinion of Centerview Partners LLC” beginning on page [•] of this Information Circular. The full text of Centerview’s written opinion, dated August 20, 2021, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Appendix E and is incorporated herein by reference.
Q:
How will the Arrangement affect my ownership and voting rights as a Securityholder?

A:
Following the completion of the Arrangement, Shareholders and Warrant Holders will not have any interest in Trillium or its securities, assets, future revenues or profits. On completion of the Arrangement, it is intended that the Common Shares will be de-listed from the TSX and NASDAQ and Trillium will apply to cease to be a reporting issuer under applicable securities laws as soon as practicable after the Effective Date.

Q:
What happens if the Arrangement is not completed?

A:
If the Arrangement is not completed, Shareholders and Warrant Holders will retain their Shares and/or Warrants, as applicable, and will not receive the Consideration. If the Arrangement is not completed, the Common Shares will continue to be listed for trading on the TSX and NASDAQ. Failure to complete the Arrangement may have a material negative effect on the trading price of the Common Shares. In addition, Shareholders and Warrant Holders will continue to be subject to the same or similar risks and uncertainties currently facing Trillium and disclosed in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and the Canadian Securities Administrators, as updated by Trillium’s continuous disclosure filings, copies of which are available at www.sec.gov and at www.sedar.com.

For more information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages [•] and [•], respectively, of this Information Circular.
Q:
Are there risks I should consider in connection with the Arrangement?

A:
Yes. Particulars of the Arrangement are described in this Information Circular and a copy of the Arrangement Agreement is attached as Appendix A. A number of the risk factors that you should consider in connection with the Arrangement are described in the section entitled “Risk Factors” beginning on page [•] of this Information Circular.
Q:
What will holders of Trillium Options and DSUs receive in the Arrangement?

A:
At the Effective Time and pursuant to the terms of the Arrangement Agreement:

•
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) will be assigned and transferred by the holder of such Option to Trillium in consideration for a cash payment by or on behalf of Trillium equal to the amount, if any, by which the Consideration per Common Share, in respect of each Option, exceeds the exercise price per Common Share of such Option, subject to applicable withholdings and other source deductions, and such Option will be immediately thereafter cancelled without any further act or formality; and

•
each DSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall ordinarily vest in accordance with Trillium’s Omnibus Incentive Plan and shall subsequently be settled and extinguished in consideration for a cash payment by or on behalf of Trillium equal to the Consideration, calculated with respect to the number of Common Shares to which a holder of a DSU may be entitled, subject to applicable withholdings and other source deductions, and such DSU shall be immediately thereafter cancelled without any further act or formality.

Q:
What happens if Shareholders do not approve the advisory (non-binding) proposal on specified compensation payable to Trillium’s named executive officers in connection with the Arrangement?

A:
The approval of this proposal is not a condition to the completion of the Arrangement. The vote on this proposal is an advisory vote and will not be binding on Trillium, the Purchaser or Pfizer. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Therefore, regardless of whether the holders of Common Shares approve this proposal, if the Arrangement is completed, the specified compensation will still be paid to Trillium’s named executive officers to the extent payable in accordance with the terms of the Arrangement Agreement and such compensation and severance arrangements.

Voting Rights and Solicitation of Proxies
Q:
Who is soliciting my proxy?

A:
This Information Circular is furnished in connection with the solicitation of proxies by and on behalf of management of Trillium to be used at the Meeting. Solicitations of proxies will be primarily by mail, but may also be by newspaper publication, in person or by telephone, fax, email or oral communication by directors, officers, employees or agents of Trillium.

Trillium has also retained MacKenzie Partners, Inc. (“MacKenzie Partners”) to assist it in connection with communicating to the Shareholders and Warrant Holders in respect of the Arrangement. In connection with these services, MacKenzie Partners is expected to receive a fee of $25,000 and will be reimbursed for its reasonable out-of-pocket expenses. The entire cost of the solicitation will be borne by Trillium.
Q:
How do I attend the Meeting?

A:
The Meeting will be held virtually. You can participate online using your smartphone, tablet or computer at [•] and you will need the latest version of Chrome, Safari, Edge or Firefox. To log into the Meeting as a Registered Securityholder or a duly appointed proxyholder, you will need to enter the 15-digit control number (the “Control Number”) provided on your form of proxy provided by the Transfer Agent. If you are a Beneficial Securityholder who has not been duly appointed as a proxyholder, you can attend the Meeting as a guest by clicking “Guest” and completing the online form. Registered Securityholders, proxyholders and Beneficial Securityholders who join the Meeting as “Guests” can attend the Meeting but cannot vote or ask questions at the Meeting.

Registered Securityholders and duly appointed proxyholders who log into the Meeting online with a Control Number will be able to listen to a live webcast of the Meeting, ask questions online and submit votes in real time. You may also provide voting instructions before the Meeting by completing the form of proxy that has been provided to you.
Beneficial Securityholders who have not duly appointed themselves as proxy will not be able to participate at the Meeting. If you are a Beneficial Securityholder and wish to attend and participate at the Meeting, you should carefully follow the instructions set out on your voting information form and this Information Circular relating to the Meeting, in order to appoint and register yourself as proxy, otherwise you will be required to log in as a guest.
For additional details and instructions on accessing the Meeting online from your tablet, smartphone or computer, the Transfer Agent has enclosed a Virtual AGM User Guide that will be mailed to all Registered Securityholders.
Q:
Who is eligible to vote?

A:
Registered Securityholders are entitled to vote at the Meeting either in person or by proxy. Only persons on the list of Registered Securityholders prepared by Trillium and/or the Transfer Agent as of the close of business on the Record Date, or their duly appointed proxyholders, are entitled to receive notice of, attend, and vote at the Meeting. Shares and Warrants held through an Intermediary will be voted by the registered holder thereof, in accordance with the instructions given by the Beneficial Securityholder to such Intermediary. No Registered Securityholders other than Registered Securityholders who comply with the voting instructions set out in this Information Circular are entitled to vote at the Meeting.

Q:
What is a quorum?

A:
A quorum for the transaction of business at any meeting of Registered Securityholders shall be two persons present in person, each being a Registered Securityholder entitled to vote at the meeting, or a duly appointed proxy or proxy holder for an absent Registered Securityholder so entitled, holding or representing in the aggregate not less than 33 1∕3% of the issued and outstanding Shares and Warrants of Trillium. If a quorum is not present at the Meeting, the Meeting may be adjourned or postponed from time to time by the Chair of the Meeting until a quorum is obtained. If your Shares and/or Warrants are held in “street name” by your broker, bank, trust or other nominee and you do not tell the nominee how to vote your Shares and/or Warrants, these Shares and/or Warrants will not be counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting.

Q:
How do I vote if I am a Registered Securityholder?

A:
Vote at the Meeting

If you are a Registered Securityholder, you may vote at the Meeting through the virtual meeting platform. To access the Meeting, Registered Securityholders should log in to the Meeting at [•] with their Control Number. When a Registered Securityholder logs in to the Meeting and accepts the terms and conditions of the virtual Meeting, the Registered Securityholder will be provided the opportunity to vote by ballot via the virtual platform on any matters put forth at the Meeting.
Even if you currently plan to participate in the Meeting, Trillium recommends that you vote your Shares and/or Warrants by proxy in advance so that your vote will be counted if you later decide not to attend the Meeting or in the event that you are unable to access the Meeting for any reason.
Vote by Proxy
If you are a Registered Securityholder and are unable to attend the Meeting, please complete, date, sign and return the enclosed form of proxy. Instructions on how to complete and return your proxy are included in the form of proxy and in this Information Circular. You may choose the Named Proxyholders named in the accompanying form of proxy to be your proxyholder or, alternatively, you may appoint another person or company to be your proxyholder. To exercise such right, the names of the Named Proxyholders should be crossed out and the name of the Registered Securityholder’s appointee should be legibly printed in the blank space provided. The form of proxy must be executed by the Registered Securityholder or his or her attorney authorized in writing, or if the Registered Securityholder is a corporation, under its corporate seal by a duly authorized officer or attorney of the corporation. If the Shares or Warrants are registered in more than one name, all registered persons must sign the proxy form. If the Shares or Warrants are registered in a company’s name or any name other than your own, you must provide documents showing your authorization to sign the proxy form for that company or name.
A Registered Securityholder who wishes to appoint a proxyholder other than the Named Proxyholders must also take the additional step of registering their proxyholder at http://www.computershare.com/Trillium and providing the Transfer Agent with their proxyholder’s contact information. Failure to register a proxyholder will result in that proxyholder not receiving a Control Number to participate at the Meeting. All duly appointed proxyholders will be provided with a Control Number by the Transfer Agent via email after the proxy voting deadline (as described below) has passed.
To be effective, the proxy form must be deposited with the Transfer Agent:
•
by mail or courier, using the enclosed return envelope or one addressed to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1;

•
by delivery to Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1;

•
by telephone to 1-866-732-VOTE (8683) (toll free within North America) or to 1-312-588-4290 (outside North America); or

•
through the internet by using the Control Number located at the bottom of your proxy form at www.investorvote.com;

on or before [•] [a.m./p.m.] (Toronto time) on [•], 2021 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is reconvened.
Unless you choose another person or company to be your proxyholder, you are giving the Named Proxyholders named on the form of proxy the authority to vote your Shares or Warrants at the Meeting or at any adjournments or postponements of the Meeting.
If a Registered Securityholder who has submitted a proxy attends the virtual Meeting and has accepted the terms and conditions when entering the Meeting online, any votes cast by such Registered Securityholder on a ballot will be counted and the submitted proxy will be disregarded.
The persons named in your proxy or voting instruction form will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Meeting. At the time of printing of this Information Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendments, variations or other matters which are not now known to management should properly come before the Meeting, the persons named in the form of proxy will vote on such other business in accordance with their best judgment.
Q:
How do I vote if I am a Beneficial Securityholder?

A:
If you are a Beneficial Securityholder and have received these materials through your broker or through another Intermediary, please complete and return the enclosed voting instruction form in accordance with the instructions provided to you by your broker or such other Intermediary to ensure that your Shares and/or Warrants are voted at the Meeting in accordance with your instructions. To vote your Shares and/or Warrants in person at the Meeting, you must be appointed as proxyholder by inserting your name in the space provided on the voting instruction form and following the return instructions provided by your Intermediary. A voting instruction form should be completed and returned in accordance with the instructions in the voting instruction form received from such Beneficial Securityholder’s Intermediary. The Intermediary may have different and earlier deadlines for delivery of a voting instruction form in order for the Beneficial Securityholder’s vote to be counted at the Meeting.

Q:
If I change my mind, can I take back my proxy once I have given it?

A:
A Registered Securityholder who has given a proxy may revoke it by depositing an instrument in writing executed by such Registered Securityholder or by his or her attorney, authorized in writing, or if the Registered Securityholder is a body corporate, under its corporate seal (if applicable) or by an officer or attorney thereof duly authorized, to the Transfer Agent, by delivery to 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, on or before [•] [a.m./p.m.] (Toronto time) on [•], 2021 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is reconvened and upon such deposit, the earlier proxy shall be revoked.

Additionally, a Registered Securityholder may revoke a previously provided proxy by logging into the Meeting with its Control Number and submitting a new proxy at the Meeting, or by timely submitting a later-dated proxy by mail or courier, delivery, telephone or internet. Any votes cast by such Registered Securityholder on a ballot at the Meeting will be counted and the previously submitted proxy will be disregarded. If a Registered Securityholder does not wish to revoke a previously submitted vote, then they should not vote by ballot at the Meeting.
If you are a Beneficial Securityholder, please contact your Intermediary for instructions on how to revoke your voting instructions.
Q:
How will my Shares or Warrants be voted if I give my proxy or voting instruction?

A:
Your Shares or Warrants represented by a duly submitted proxy or voting instruction form will be voted at the Meeting by your validly named proxyholder or the Named Proxyholders in accordance with the instructions you set forth in your completed form of proxy or voting instruction form.

In the absence of such instructions: (a) your validly named proxyholder may decide how to vote your Shares or Warrants at the Meeting in lieu of the Named Proxyholders; and (b) if your proxyholder is one of the Named Proxyholders, such Named Proxyholder will vote FOR the Arrangement Resolution and the other matters set forth in the Notice for the Meeting.
Signing the enclosed form of proxy or voting instruction form gives authority to your validly named proxyholder or the Named Proxyholders to vote your Shares or Warrants at the Meeting in accordance with your instructions.
Q:
What happens if I sell my Shares or Warrants before completion of the Arrangement?

A:
If you transfer your Shares or Warrants, you will have transferred your right to receive the applicable consideration for your Shares and Warrants in the Arrangement. In order to receive the applicable consideration, you must hold your Shares and Warrants through completion of the Arrangement.

The Record Date for Shareholders entitled to vote at the Meeting is earlier than the closing of the Arrangement. So, if you transfer your Shares or Warrants after the Record Date but before the closing of the Arrangement, you will have transferred your right to receive the applicable consideration in the Arrangement, but retained the right to vote at the Meeting.
Q:
Am I entitled to Dissent Rights?

A:
Only Registered Securityholders are entitled to exercise Dissent Rights with respect to the Arrangement Resolution.

A Beneficial Securityholder desiring to exercise its Dissent Rights must make arrangements for the Shares or Warrants beneficially owned by such Beneficial Securityholder to be registered in the Beneficial Securityholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Trillium or, alternatively, make arrangements for the registered holder of such Shares or Warrants to dissent on the Beneficial Securityholder’s behalf. A Registered Securityholder wishing to exercise Dissent Rights may only dissent with respect to all of the Shares and/or Warrants held on behalf of any one Beneficial Securityholder and registered in the name of such Securityholder.
For more information, see the section entitled “Dissent Rights” beginning on page [•] of this Information Circular.

Q:
Who should I contact if I have further questions?

A:
If you have any questions or require more information with respect to voting your Shares or Warrants, please contact:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Shareholders and Warrant Holders may call toll free:
(800) 322-2885
Banks and Brokers may call collect:
(212) 929-5500
If you have any questions about depositing your Shares and/or Warrants to the Arrangement including with respect to completing the Letter of Transmittal, please contact Computershare Investor Services Inc., who is acting as Depositary under the Arrangement, by telephone at 1-800-564-6253 (toll free in North America) or 1-514-982-7555 (outside North America), by facsimile at 1-905-771-4092 or by email at corporateactions@computershare.com.

THE ARRANGEMENT
Summary of the Arrangement
Trillium entered into the Arrangement Agreement with Pfizer and the Purchaser on August 20, 2021. A copy of the Arrangement Agreement is attached as Appendix A to this Information Circular. The Arrangement Agreement provides for the implementation of the Plan of Arrangement pursuant to which, among other things, Securityholders (other than Dissenting Securityholders) will receive the Consideration for each Trillium Security held as of the Effective Time in accordance with the Plan of Arrangement.
The Arrangement will be implemented by way of a court approved Plan of Arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement. Upon completion of the Arrangement, Trillium will become an indirect, wholly-owned subsidiary of Pfizer.
The principal features of the Arrangement are summarized under the section entitled “— Arrangement Steps” below.
The completion of the Arrangement contemplated by the Arrangement Agreement is subject to certain conditions, including, but not limited to, the receipt of the Required Securityholder Approval, the granting of the Final Order, receipt of certain Regulatory Approvals, and such other conditions to completion as set forth in the Arrangement Agreement.
The Plan of Arrangement is attached to this Information Circular as Appendix C. We encourage you to read each of the Arrangement Agreement and the Plan of Arrangement in its entirety.
Arrangement Steps
The following summarizes the steps that will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Appendix C to this Information Circular.
Pursuant to the Plan of Arrangement, commencing at the Effective Time, the following events or transactions shall occur, and be deemed to have occurred and be taken and effected, in the following order, without any further act or formality required on the part of any person, except as may be expressly provided in the Plan of Arrangement, in each case, unless stated otherwise, effective as at five minute intervals starting at the Effective Time:
•
Each Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised will be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all liens) in consideration for a debt claim against the Purchaser for the amount determined pursuant to Article 5 of the Plan of Arrangement, and: (1) such Dissenting Shareholders shall cease to be the holders of such Shares and to have any rights as holders of such Shares, other than the right to be paid fair value for such Shares, as set out in Article 5 of the Plan of Arrangement; (2) such Dissenting Shareholders’ names shall be removed as the holders of such Shares from the registers of Shares maintained by or on behalf of Trillium; and (3) the Purchaser shall be deemed to be the transferee of such Shares (free and clear of all liens) and shall be entered in the registers of the Shares maintained by or on behalf of Trillium.

•
Each Warrant held by a Dissenting Warrant Holder in respect of which Dissent Rights have been validly exercised shall be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all liens) in consideration for a debt claim against the Purchaser for the amount determined under Article 5 of the Plan of Arrangement, and: (1) such Dissenting Warrant Holders shall cease to be the holders of such Warrants and to have any rights as holders of such Warrants, other than the right to be paid fair value for such Warrants, as set out in Article 5 of the Plan of Arrangement; (2) such Dissenting Warrant Holders’ names shall be removed as the holders of such Warrants from the registers of Warrants maintained by or on behalf of Trillium; and (3) the Purchaser shall be deemed to be the transferee of such Warrants, free and clear of all liens, and shall be entered in the registers of the Warrants maintained by or on behalf of Trillium.

•
Each Share outstanding immediately prior to the Effective Time, other than Shares held by the Purchaser and its affiliates or held by a Dissenting Shareholder who has validly exercised such holder’s Dissent Right, shall, without any further action by or on behalf of a holder of Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all liens) in exchange for the applicable Consideration for each Share held, and: (1) the holders of such Shares shall cease to be the holders thereof and to have any rights as holders of such Shares other than the right to be paid the Consideration in accordance with the Plan of Arrangement; (2) such holders’ names shall be removed from the registers of the Shares maintained by or on behalf of Trillium; and (3) the Purchaser shall be deemed to be the transferee of such Shares (free and clear of all liens) and shall be entered in the registers of the Shares maintained by or on behalf of Trillium.

•
Notwithstanding the terms of the Warrants or any agreements or other arrangements relating to the Warrants, each Warrant outstanding immediately prior to the Effective Time (whether or not exercisable), other than Warrants held by a Dissenting Warrant Holder who has validly exercised such holder’s Dissent Right, shall be assigned and transferred from the holder thereof to Trillium in consideration for, at the holder’s election: (1) a cash payment by or on behalf of Trillium equal to the amount by which the Consideration, in respect of each Warrant, exceeds the exercise price per Share of such Warrant, subject to applicable withholdings and other source deductions, or (2) a cash payment by or on behalf of Trillium equal to the Black Scholes value of a Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), in respect of each Warrant, subject to applicable withholdings and other source deductions, and such Warrant shall be cancelled immediately after its transfer to Trillium and, where such amount is a negative, none of Trillium, the Purchaser or any other Person shall be obligated to pay any amount in respect of such Warrant; and the holders of such Warrants shall cease to have any rights as holders of such Warrants other than the right to receive consideration therefor in accordance with the Plan of Arrangement.

•
Notwithstanding the Omnibus Incentive Plan, the Inducement Plan or the Stock Option Plan or any agreements or other arrangements relating to the Options, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall be assigned and transferred by the holder of such Option to Trillium in consideration for a cash payment by or on behalf of Trillium equal to the amount, if any, by which the Consideration per Common Share, in respect of each Option, exceeds the exercise price per Common Share of such Option, subject to applicable withholdings and other source deductions, and such Option will be immediately thereafter cancelled without any further act or formality, and where such amount is negative, none of Trillium, the Purchaser or any other person shall be obligated to pay any amount in respect of such Option.

•
Each DSU outstanding immediately prior to the Effective Time shall ordinarily vest in accordance with the terms of the Omnibus Incentive Plan and shall subsequently be settled and extinguished in consideration for a cash payment by or on behalf of Trillium equal to the Consideration, calculated with respect to the number of Common Shares to which a holder of a DSU may be entitled, subject to applicable withholdings and other source deductions, and such DSU shall be immediately thereafter cancelled without any further act or formality.

•
(1) Each holder of one or more Options, Warrants or DSUs shall cease to be a holder of such Options, Warrants or DSUs, (2) such holder’s name shall be removed from each applicable register, (3) the Omnibus Incentive Plan, the Inducement Plan, or the Stock Option Plan, Warrants and all agreements and other arrangements relating to the Options, Warrants, and DSUs shall be terminated and shall be of no further force and effect, and (4) such holder shall thereafter have only the right to receive the consideration to which it is entitled pursuant to the terms of the Plan of Arrangement.

Background of the Arrangement
The following chronology summarizes the key meetings and events that led to the signing of the Arrangement Agreement. The following chronology does not purport to catalogue every conversation among the Board, the Transaction Committee or the representatives of Trillium and other parties.
Trillium is a clinical stage immuno-oncology company developing innovative therapies for the treatment of cancer. Immunotherapy is a rapidly evolving field that is redefining cancer care by harnessing a patient’s own immune system to eliminate tumor cells. Trillium’s focus is on developing inhibitors of CD47, a checkpoint of the innate immune system. Trillium has two product candidates in early stages of clinical development — TTI-622 (a SIRPα-IgG4 Fc fusion protein) and TTI-621 (a SIRPα-IgG1 Fc fusion protein).
Trillium’s senior management and the Board regularly review Trillium’s performance and prospects in light of its business and developments in the biotechnology and pharmaceutical industries. From time to time these reviews have included consideration of potential partnerships, collaborations and other strategic transactions to enhance shareholder value. In particular, in early 2020, Trillium entered into preliminary discussions with a biopharmaceutical company (referred to as “Party A”) with respect to the exploration of a potential strategic transaction; however, discussions between the parties ceased without any proposal being made. In connection with these discussions, on March 4, 2020, Trillium entered into an engagement letter with Centerview to serve as its financial advisor.
On June 5, 2020, after Trillium released certain new clinical data at the American Society of Clinical Oncology (ASCO) 2020 conference, Trillium and Pfizer entered into a confidential disclosure agreement to facilitate the exchange of confidential information regarding their respective oncology programs (which was subsequently amended on September 8, 2021) (the “Confidentiality Agreement”). Thereafter, the parties shared certain confidential information and engaged in discussions regarding potential opportunities for the two companies to collaborate regarding Trillium’s programs, including a potential investment by Pfizer in Trillium.
On September 8, 2020, Trillium, as authorized and approved by the Board, entered into a securities purchase agreement with Pfizer pursuant to which Pfizer purchased 2,297,794 Common Shares at a price of $10.88 per share, resulting in gross proceeds to Trillium of $25.0 million. In connection with this investment, Dr. Jeffrey Settleman, Senior Vice President and Chief Scientific Officer, Oncology, Worldwide Research, Development & Medical, Pfizer, joined Trillium’s Scientific Advisory Board. Following this investment, and in addition to Dr. Settleman’s attendance at meetings of Trillium’s Scientific Advisory Board, representatives of Trillium and Pfizer engaged in informal discussions regarding the oncology field in general and Trillium’s programs in particular, on occasion exchanging confidential information pursuant to the Confidentiality Agreement between the parties.
On April 29, 2021, Trillium held an R&D Day event, at which Trillium disclosed certain new clinical data for its TTI-622 and TTI-621 clinical development programs, announced initiation of a Phase 1b/2 program across a range of oncology indications (primarily hematologic malignancies), and discussed its overall clinical development strategy.
During the early summer of 2021, and as part of its general capital raising activities, Trillium inquired as to whether Pfizer would have an interest in potentially making a further investment in Trillium. Jan Skvarka, President and Chief Executive Officer of Trillium, and John DeYoung, Vice President, Pfizer Worldwide Business Development, engaged in preliminary discussions regarding a potential investment by Pfizer of an additional $25.0 million. During these discussions, Dr. Skvarka noted that Trillium would likely not proceed with such an investment at a per share price less than $13.00, which was the price at which Trillium had sold shares in an underwritten public offering in September 2020. Also, in connection with these discussions, Pfizer reviewed certain due diligence information which provided an update on Trillium’s business since Pfizer’s initial investment.
On July 21, 2021, Deborah Baron, Senior Vice President, Pfizer Worldwide Business Development, contacted a representative of Centerview and inquired as to whether Centerview represented Trillium. Ms. Baron indicated that Pfizer was thinking about a broader strategic transaction involving Trillium. Centerview reported this conversation to Dr. Skvarka, who in turn informed Paolo Pucci, Lead Director of the Board.
On July 23, 2021, the Board had an update call during which Dr. Skvarka informed the Board of the conversation between Ms. Baron and Centerview.
On July 29, 2021, Ms. Baron and Mr. DeYoung contacted Dr. Skvarka via telephone and informed him of Pfizer’s interest in exploring a potential acquisition of Trillium and an intent to send a proposal letter to this effect. During this conversation, Ms. Baron indicated that Pfizer would be offering to acquire all of the outstanding Common Shares not owned by Pfizer or its affiliates, on a fully diluted basis, at a price of

$15.00 per share in cash. The representatives from Pfizer also noted that Pfizer was interested in completing a transaction expeditiously, with a target transaction announcement on August 23, 2021. Dr. Skvarka indicated that he would inform the Board of the proposal.
Later on July 29, 2021, Pfizer sent a letter to Dr. Skvarka containing a non-binding proposal to acquire all of the outstanding Common Shares not owned by Pfizer or its affiliates, on a fully diluted basis, for $15.00 per share in cash (the “July 29th Proposal”), subject to the completion of due diligence and the negotiation of a definitive agreement. The July 29th Proposal was not subject to a financing condition. The letter also indicated that Pfizer was prepared to engage immediately in order to complete its due diligence and that expeditious completion of a transaction underlay Pfizer’s valuation of Trillium and the proposed price. The proposal was accompanied by a preliminary due diligence request list.
On July 30, 2021, the Board held a special meeting at which members of senior management and representatives of Centerview, Goodwin Procter LLP (“Goodwin”), Trillium’s outside U.S. counsel, and Baker & McKenzie LLP (“Baker”), Trillium’s outside Canadian counsel, were present. At the meeting, Dr. Skvarka reported to the Board his recent conversation with Ms. Baron and Mr. DeYoung and receipt of the July 29th Proposal. Baker reviewed with the members of the Board their fiduciary duties in the context of an offer to acquire Trillium, and Goodwin discussed certain process considerations in the event that the Board decided to engage with Pfizer regarding the July 29th Proposal. The representatives of Centerview reported on their recent conversation with Ms. Baron and also discussed the July 29th Proposal and public market perspectives regarding Trillium. The Board then discussed the July 29th Proposal and potential responses to Pfizer, including whether to engage with Pfizer with respect to a potential transaction. Following this discussion, the Board directed Centerview to inform Pfizer that the July 29th Proposal was inadequate but that Trillium would provide additional due diligence information to Pfizer, subject to Pfizer’s entry into a standstill agreement, if it would lead Pfizer to re-evaluate its position on value. The Board also had a discussion regarding whether any other pharmaceutical and biotechnology companies might have interest in a potential strategic transaction with Trillium, including weighing the potential benefits of outreach to other potential counterparties against the potential risks, including the risk of leaks inherent in such a process and the potential impact on Trillium’s business of such leaks. As part of this discussion, the Board considered prior interactions between Trillium management and other industry participants. At the conclusion of this discussion, the Board determined that outreach should include those parties that would be most likely to have interest in Trillium, be able to move decisively, and have the ability to consummate a transaction of this size and nature, and directed Centerview to contact two other global pharmaceutical companies (referred to as “Party B” and “Party C”) with respect to their potential interest in an acquisition of Trillium. The Board further determined not to contact Party A given its lack of interest in exploring a potential strategic transaction with Trillium following the discussions between the companies in 2020, and the uncertainty that Party A would have the scale and ability to consummate a transaction of this size and nature. Also at the meeting, the Board determined to form a Transaction Committee with the ability to meet as often as needed in order to efficiently monitor and direct the process and procedures related to the review and evaluation of any proposals received by Trillium with respect to a strategic transaction, and to make a recommendation to the Board regarding the advisability of any such transaction. The Transaction Committee consisted of independent directors Paolo Pucci (Chair), Luke Beshar and Scott Myers.
Later on July 30, 2021, as directed by the Board, representatives of Centerview contacted Ms. Baron and informed her that the Board had determined that the July 29th Proposal was inadequate but that Trillium would provide additional due diligence information to Pfizer, subject to Pfizer’s entry into a standstill agreement, if it would lead Pfizer to re-evaluate its position on value.
Also on July 30, 2021, representatives of Centerview contacted Party B to inquire as to whether Party B would be interested in a potential sale transaction involving Trillium. Party B indicated that they would like to enter into a confidentiality agreement with Trillium to facilitate the review of certain priority due diligence items to determine their level of interest and whether they would like to proceed with discussions regarding a potential transaction. Following this conversation, representatives of Centerview on behalf of Trillium provided a form of confidentiality agreement to Party B.
Further, on July 30, 2021, representatives of Centerview contacted Party C to inquire as to whether Party C would be interested in a potential sale transaction involving Trillium. Party C indicated that they would discuss internally and revert with a response. A few days later, Party C contacted Centerview and indicated without providing a specific reason that they were not interested in engaging with Trillium with respect to a potential sale transaction.
On August 2, 2021, Party B executed a confidentiality agreement with Trillium. The confidentiality agreement with Party B included customary non-disclosure provisions and a standstill provision that prohibited Party B, for an agreed-upon period from the date of the agreement, from offering to acquire or acquiring Trillium, and from taking certain other actions, including soliciting proxies, without the prior consent of Trillium. The confidentiality agreement provided for the termination of the standstill provision upon Trillium’s entry into a definitive agreement with a third party providing for a sale of Trillium, and also allowed Party B to make confidential acquisition proposals to the Board at any time.
Also on August 2, 2021, Dr. Skvarka had a telephone call with representatives of Party B during which the parties had a high-level discussion of Trillium’s clinical development programs.
On August 3, 2021, Pfizer executed a second amendment to the Confidentiality Agreement with Trillium. The amendment included a standstill provision that prohibited Pfizer, for an agreed-upon period from the date of the amendment, from offering to acquire or acquiring Trillium, and from taking certain other actions, including soliciting proxies, without the prior consent of Trillium. The amendment provided for the termination of the standstill provision upon Trillium’s entry into a definitive agreement with a third party providing for a sale of Trillium, and also allowed Pfizer to make confidential acquisition proposals to the Board at any time. Thereafter, Pfizer sent a further list of requested due diligence items to Trillium.
In addition, on August 3, 2021, Ms. Baron contacted Centerview to discuss the due diligence process and indicated that Pfizer expected to be able to complete its due diligence quickly and be in a position to revisit value shortly thereafter.
On August 4, 2021, Trillium provided access to a virtual data room to representatives of Pfizer to enable Pfizer to perform its due diligence investigation of Trillium and consider an improved proposal for the acquisition of Trillium. In addition to its review of the data room, during the remainder of that week and during the week of August 9th, Pfizer and its advisors participated in multiple conference calls with senior management and representatives of Trillium as part of its due diligence investigation. Pfizer and its advisors continued to perform due diligence thereafter as the parties discussed a potential transaction.
Also on August 4, 2021, Party B provided Trillium with a list of priority due diligence items that they wished to review before deciding whether to proceed with discussions regarding a potential transaction. Trillium provided the requested due diligence items to Party B on the following day.
On August 5, 2021, the Transaction Committee held a meeting at which members of senior management and representatives of Centerview and Goodwin were present. At the meeting, management reported on the status of the due diligence process, related conversations with representatives of Pfizer, and the priority due diligence request provided by Party B. In addition, the representatives of Centerview reported on their recent conversations with Pfizer and Party C, including that Party C had declined to engage with Trillium with respect to a potential sale transaction. The meeting participants also discussed management’s preliminary long-range plan that was scheduled to be presented to, and discussed by, the Board on the following day, including the related methodology, the underlying assumptions and related risks, and the preliminary financial forecasts prepared based on such long-range plan.
Also on August 5, 2021, Ms. Baron contacted Centerview to indicate that Pfizer and its counsel were drafting an agreement for the proposed transaction, which Pfizer proposed to negotiate in parallel with its due diligence process. The representative from Centerview indicated to Ms. Baron that Pfizer could provide a draft agreement if they wished to do so, but reiterated that the Board had not yet decided to proceed with a potential transaction.
On August 6, 2021, the Board held a special meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, the Transaction Committee reported on its recent meeting. Management also provided a report on the status of the due diligence process, related conversations with representatives of Pfizer, and the priority due diligence request provided by Party B. In addition, the representatives of Centerview reported on their recent conversations with Pfizer and Party C, including that Party C had declined to engage with Trillium with respect to a potential sale transaction. The meeting participants also discussed management’s preliminary long-range plan, including the related methodology, the underlying assumptions and related risks, and the preliminary financial forecasts prepared based on such long-range plan (which the Board continued to discuss and approved with minor refinements at the meeting of the Board held on August 18, 2021). The Board also discussed Trillium’s prospects generally and its programs for TTI-621 and TTI-622. The representatives of Centerview then reviewed certain preliminary financial analyses related to the July 29th Proposal. Also at the meeting, during executive session, the representatives of Goodwin reviewed with the Board the terms of the existing engagement letter with Centerview, as well as Centerview’s relationship disclosures with respect to Pfizer.
On August 7, 2021, representatives of Ropes & Gray LLP (“Ropes”), outside U.S. counsel to Pfizer, provided to Goodwin an initial draft of an arrangement agreement for the proposed transaction, which provided for the transaction to be implemented through a court approved plan of arrangement under British Columbia law, and an initial draft of a voting support agreement proposed to be executed by the directors, officers and certain other shareholders of Trillium.
On August 9, 2021, the Transaction Committee held a meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, management reported on the status of the due diligence process and related conversations with representatives of Pfizer. In addition, a representative from Goodwin provided an overview of the draft arrangement agreement received from Pfizer’s counsel and solicited feedback from the Transaction Committee with respect to the draft. The meeting participants also discussed timing considerations and whether to negotiate the arrangement agreement in parallel with the continuing due diligence process, given that Pfizer had not yet provided an improved offer for consideration by the Board. At the conclusion of this discussion, the Transaction Committee directed Goodwin and Baker to engage in negotiations with Pfizer’s counsel with respect to the arrangement agreement, such that any further proposal received from Pfizer could be considered by the Board in the context of the material terms of the proposed arrangement agreement. Finally, the Transaction Committee considered again whether to contact other pharmaceutical companies, in addition to Party B and Party C, about a potential sale transaction involving Trillium and concluded not to contact any other parties based on the considerations previously discussed by the Board.
Also on August 9, 2021, Ms. Baron contacted Centerview to further discuss the due diligence process and the timing for Pfizer’s internal processes and the potential submission of an updated offer to the Board.
On August 10, 2021, Party B contacted Centerview and indicated that, after review of the priority due diligence items that had been requested, Party B was not interested in engaging with Trillium with respect to a potential sale transaction due to the risks inherent in acquiring a company with clinical development programs at an early stage.
Also on August 10, 2021, Goodwin sent a revised draft of the arrangement agreement to Ropes. Thereafter, during the period from August 10th until August 20th, Goodwin and Baker, on behalf of Trillium, and Ropes and Norton Rose Fulbright Canada LLP (“Norton Rose”), Pfizer’s outside Canadian counsel, on behalf of Pfizer, conducted a number of conference calls and exchanged drafts of the arrangement agreement. Among other items, the parties negotiated (1) the definition of “material adverse effect”, which generally defines the standard for closing risk, (2) the efforts required by Pfizer to obtain required regulatory approvals, (3) the provisions relating to the rights of the Board to change its recommendation to shareholders with respect to the transaction with Pfizer and to accept a “superior proposal”, (4) the amount and terms of the termination fee payable by Trillium in the event that Trillium were to terminate the arrangement agreement to accept a superior proposal and in certain other circumstances, and (5) the request by Pfizer for certain directors, officers and other shareholders of Trillium to execute voting support agreements in favor of the Arrangement.
In addition, on August 10, 2021, the Compensation Committee of the Board held a regularly-scheduled meeting at which the Compensation Committee had a preliminary discussion regarding potential retention and severance programs for Trillium employees in the event that a transaction were to proceed.
On August 11, 2021, the Board held a regularly-scheduled meeting at which members of senior management and, for a portion of the meeting, representatives of Centerview, Goodwin and Baker were present. At this meeting, management provided a business update to the Board. Each of the Transaction Committee and the Compensation Committee also reported on its recent meeting. In addition, management provided a report on the status of the due diligence process, which was substantially complete, and management and the representatives of Centerview reported on their related conversations with representatives of Pfizer. A representative from Goodwin then provided an overview of the draft arrangement agreement received from Pfizer’s counsel and the related areas of negotiation. The representatives of Centerview also reported to the Board that Party B had declined to engage with Trillium with respect to a potential sale transaction. The meeting participants also continued their discussion of management’s preliminary long-range plan, including the related methodology, the underlying assumptions and related risks, and the preliminary financial forecasts prepared based on such long-range plan. The representatives of Centerview then reviewed certain preliminary financial analyses related to the July 29th Proposal.
On August 17, 2021, Ms. Baron contacted Centerview and communicated a revised, non-binding proposal on behalf of Pfizer to acquire all of the outstanding Common Shares not owned by Pfizer or its affiliates, on a fully diluted basis, at a price of $17.75 per share in cash (the “August 17th Proposal”). During this telephone call, Ms. Baron indicated that Pfizer wished to move quickly to execution of a definitive agreement. Centerview reported this conversation to Mr. Pucci and Dr. Skvarka.
On August 18, 2021, the Transaction Committee held a meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, management then reported on the substantial completion of the due diligence process and related conversations with representatives of Pfizer. In addition, the representatives of Centerview reported on their recent conversation with Pfizer and receipt of the August 17th Proposal. The representatives of Centerview then reviewed certain preliminary financial analyses related to the August 17th Proposal, and also discussed the August 17th Proposal in the context of Trillium’s share price performance and precedent biopharma transactions, as well as public market perceptions regarding Trillium. The Transaction Committee also discussed potential responses to Pfizer regarding the August 17th proposal and related process considerations. In addition, the representatives from Goodwin reviewed the open items in the arrangement agreement.
Also on August 18, 2021, the Board held a special meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, the Transaction Committee reported on its recent meeting. Management also reported on the substantial completion of Pfizer’s due diligence and related conversations with representatives of Pfizer. In addition, the representatives of Centerview reported on their recent conversation with Pfizer and summarized the August 17th Proposal. The representatives of Centerview then reviewed certain preliminary financial analyses related to the August 17th Proposal, and also discussed the August 17th Proposal in the context of Trillium’s share price performance and precedent biopharma transactions, as well as public market perceptions regarding Trillium. The meeting participants also further discussed management’s long-range plan, including the related methodology, the underlying assumptions and related risks, and the financial forecasts prepared based on such long-range plan. Following discussion of these matters, the Board approved the financial forecasts for use by Centerview in its financial analysis (see the “Forecasts” under the section titled “— Certain Prospective Financial Information”). The Board then discussed potential responses to Pfizer regarding the August 17th proposal and related process considerations. The representatives from Goodwin also reviewed the open items in the arrangement agreement. Thereafter, the Board directed Centerview to make a counteroffer to Pfizer of $19.00 per share in cash, subject to satisfactory negotiation of the remaining open items in the arrangement agreement. In addition, at this meeting, the Board discussed potential proposals for retention and severance programs for Trillium employees, as well as the proposed treatment of 2021 annual bonuses, in the event that a transaction were to proceed, which proposals were consistent with the prior discussion of the Compensation Committee.
Following the meeting of the Board, at the direction of the Board, the representatives of Centerview contacted Ms. Baron and communicated the Board’s counteroffer, and thereafter had several telephone calls with representatives of Pfizer regarding the open items in the arrangement agreement. The Board held an update call later in the evening in which members of senior management and representatives of Centerview, Goodwin and Baker participated. During this call, the representatives of Centerview reported on their conversations with Pfizer, and the Board directed Centerview to request that Pfizer provide a response to the Board’s counteroffer while the terms of the arrangement agreement were being further discussed. Thereafter, following communication of this message by Centerview, Ms. Baron provided a revised proposal on behalf of Pfizer of $18.50 per share in cash, which she characterized as Pfizer’s best and final offer (the “August 18th Proposal”).
Later on August 18, 2021, the Board held a special meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, the representatives from Centerview reported on their recent conversation with Pfizer and receipt of the August 18th Proposal. After discussion, the Board agreed that it was in the best interests of Trillium and its shareholders to proceed with the August 18th Proposal, subject to satisfactory negotiation of the open items in the arrangement agreement, and authorized Centerview to inform Pfizer of the Board’s decision.
Thereafter, on August 18 and 19, 2021, representatives of Trillium, Pfizer, Goodwin, Baker, Ropes and Norton Rose had multiple conference calls to discuss and resolve the open items in the arrangement agreement and form of voting support agreement. In addition, Trillium made its first communication to Pfizer regarding the proposals for retention and severance programs for Trillium employees as authorized by the Board, consisting of a recognition and retention pool of $2.0 million and severance of up to twelve months of base salary and benefits continuation, as well as the proposed treatment of 2021 annual bonuses.
Also on August 19, 2021, the Transaction Committee held a meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At this meeting, representatives of Goodwin provided an update on the negotiation of the arrangement agreement, and Dr. Skvarka reported to the Transaction Committee on the continuing discussions with Pfizer.
Later on August 19, 2021, the Board held a special meeting at which members of senior management and representatives of Centerview, Goodwin and Baker were present. At the meeting, the representatives of Goodwin provided an update on the negotiation of the arrangement agreement, and Dr. Skvarka reported to the Transaction Committee on the continuing discussions with Pfizer. In addition, the representatives of Centerview provided an updated financial analysis with respect to the August 18th Proposal.
On August 20, 2021, representatives of Goodwin, Baker, Ropes and Norton Rose finalized the open items in the transaction documentation, including the Arrangement Agreement.
Later on August 20, 2021, the Transaction Committee and the Board held a joint meeting, at which members of senior management and representatives of Centerview, Goodwin and Baker were present, to consider approval of the proposed transaction with Pfizer. Representatives of Centerview reviewed with the Board, including all members of the Transaction Committee, Centerview’s financial analysis of the Consideration, and rendered to the Board, including all members of the Transaction Committee, an oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 20, 2021 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Consideration to be paid to the holders of Common Shares (other than as specified in such opinion) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Centerview’s opinion, please see below under the heading “— Opinion of Centerview Partners LLC”. Representatives of Baker reviewed the fiduciary duties of the directors in this context. Representatives of Goodwin then reviewed the terms of the final proposed Arrangement Agreement with Pfizer and the Purchaser. Following additional discussion and consideration of the Arrangement Agreement, the Arrangement and the other transactions contemplated by the Arrangement Agreement (including the factors described in “— Reasons for the Recommendation of the Board”), the Transaction Committee unanimously adopted resolutions: (1) determining that the Arrangement was in the best interests of Trillium; (2) determining that the Arrangement was fair to the holders of outstanding Shares and Warrants (other than Pfizer and its affiliates); (3) recommending to the Board that Trillium enter into the Arrangement Agreement; and (4) recommending to the Board that the Board recommend that Securityholders vote in favour of the Arrangement Resolution. Thereafter, the Board, based upon the unanimous recommendation of the Transaction Committee, adopted resolutions: (1) determining that the Arrangement was in the best interests of Trillium; (2) determining that the Arrangement was fair to the holders of outstanding Shares and Warrants (other than Pfizer and its affiliates); (3) approving the Arrangement, the Arrangement

Agreement and Trillium’s performance of its obligations under the Arrangement Agreement; and (4) resolving to recommend that Securityholders vote in favour of the Arrangement Resolution.
During the evening of August 20, 2021, Trillium, Pfizer and the Purchaser executed the Arrangement Agreement and the directors and executive officers of Trillium and an affiliate of New Enterprise Associates, Inc. executed the Voting Support Agreements. See “— Voting Support Agreements”.
Before the opening of trading of the stock markets on August 23, 2021, Trillium and Pfizer issued a joint press release announcing the execution of the Arrangement Agreement.
Recommendation of the Board and Reasons for the Arrangement
The Board, after careful review and consideration and consultation with its financial and legal advisors, and upon the unanimous recommendation of the Transaction Committee, has: (1) determined that the Arrangement is in the best interests of Trillium; (2) determined that the Arrangement is fair to the Shareholders and Warrant Holders (other than Pfizer and its affiliates); (3) approved the Arrangement, the Arrangement Agreement and Trillium’s performance of its obligations under the Arrangement Agreement; and (4) resolved to recommend that the Registered Securityholders vote FOR the Arrangement Resolution.
In evaluating the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement, the Board consulted with Trillium’s senior management and legal and financial advisors. In the course of reaching its determination that the terms of the Arrangement are advisable and in the best interests of Trillium and to recommend that Securityholders vote in favour of the Arrangement Resolution, the Board reviewed, evaluated, and considered a significant amount of information and numerous factors and benefits of the Arrangement, each of which the Board believed supported its determination and recommendation. As a result, for the reasons set forth below, the Board recommends, upon the unanimous recommendation of the Transaction Committee, that the Registered Securityholders vote in favour of the Arrangement Resolution:
Consideration.   The Board considered:
•
the historical market prices, volatility and trading information with respect to the Common Shares; and

•
the recent historical trading prices of the Common Shares on The Nasdaq Capital Market, as compared to the Consideration, including the fact that the Consideration of $18.50 per share represents:

•
a 204% premium to the closing price of $6.09 on August 20, 2021, the last trading day before public announcement of the Arrangement Agreement;

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a 184% premium to the trailing volume-weighted average price of $6.52 for the 30-day period ended on August 20, 2021; and

•
a 118% premium to the trailing volume-weighted average price of $8.50 for the 60-day period ended on August 20, 2021.

Trillium’s Operating and Financial Condition and Prospects.   The Board considered Trillium’s operating and financial performance and its prospects, including certain financial forecasts for Trillium prepared by Trillium’s management, which reflect an application of various assumptions of management. The Board considered the inherent uncertainty of achieving management’s financial forecasts, as set forth under the heading titled “— Certain Prospective Financial Information,” and that as a result Trillium’s actual financial results in future periods could differ materially from senior management’s financial forecasts.
Potential Strategic Alternatives.   The Board reviewed, together with representatives of Centerview, the possible alternatives to the Arrangement, including the execution of management’s stand-alone plan. The Board considered the risks inherent in the development of drug products, the risks related to designing, conducting and compiling data from clinical trials, the risks related to seeking approval for marketing from the FDA and other regulatory authorities, competition, and other factors affecting the revenues and profitability of biotechnology companies generally. The Board also considered the fact that none of Trillium’s products have been approved yet for marketing by the FDA or any similar non-U.S. regulatory body, as well as the status and prospects for Trillium’s current portfolio of product candidates and development programs.
Existing Resources.   The Board considered the fact that Trillium will require significant additional capital in order to complete the remaining clinical development for its product candidates and potentially commercialize these product candidates, as well as fund its other ongoing operations. The Board also took into consideration that, while Trillium may seek additional funding through future debt and equity financing, collaborations or strategic partnerships, any such fundraising could be highly dilutive to Trillium’s existing Securityholders, might be available only on unfavorable terms, or might not be available at all at the times or in the amounts necessary or desirable.
Negotiation Process.   The Board considered the fact that the terms of the Arrangement Agreement were the result of robust arm’s-length negotiations conducted by Trillium with the knowledge and at the direction of the Board (including through the Transaction Committee) and with the assistance of its financial and legal advisors. The Board also considered the enhancements that Trillium and its advisors were able to obtain as a result of robust arm’s-length negotiations with Pfizer, including the increase in the valuation offered by Pfizer from the time of its initial expression of interest to the end of the negotiations and the inclusion of provisions in the Arrangement Agreement that Trillium believes increase the likelihood of completing the Arrangement.
Potentially Interested Counterparties.   The Board considered the process conducted by Trillium, with the assistance of representatives of Centerview, to identify potential buyers taking into account the expected interest of such parties in immuno-oncology generally, their financial capability to consummate a transaction of this size, and their ability to move quickly and efficiently in a process. In particular, the Board considered the recent discussions conducted by Trillium with other industry participants, the outcome of those discussions, and the fact that none of these parties, other than Pfizer, had expressed interest in a strategic transaction such as the Arrangement. In addition, the Board noted that the other global pharmaceutical companies that were considered reasonably likely to have potential interest in acquiring Trillium at the value initially proposed by Pfizer had declined to engage with Trillium regarding a potential sale transaction at the time of the proposed Arrangement.
Opinion of Financial Advisor.   The Board considered the opinion of Centerview rendered to the Board, including all members of the Transaction Committee, on August 20, 2021, which was subsequently confirmed by delivery of a written opinion dated August 20, 2021 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, Centerview was of the opinion that the Consideration to be paid to the holders of Common Shares (other than as specified in such opinion) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders, as more fully described below under the heading “— Opinion of Centerview Partners LLC.”
The Arrangement Agreement; Ability to Consider, Receive and Respond to Unsolicited Proposals.   The Board considered the provisions of the Arrangement Agreement, including (1) the ability of Trillium under certain circumstances to entertain unsolicited proposals for an acquisition that constitutes or would reasonably be expected to lead to an offer that is superior to the Arrangement, (2) the ability of the Board under certain circumstances to withdraw or modify its recommendation that Registered Securityholders vote in favour of the Arrangement Resolution and to terminate the Arrangement Agreement in order to accept a Superior Proposal and enter into a definitive agreement with respect to such Superior Proposal, and (3) the $83,235,000 termination fee payable by Trillium under certain circumstances, which the Board believed was reasonable relative to termination fees in transactions of a similar size, would not likely preclude competing bids, and would not likely be payable unless Trillium entered into a definitive agreement for a Superior Proposal.
Conditions to the Consummation of the Arrangement; Likelihood of Completion.   The Board considered the likelihood of completing the Arrangement, particularly in light of the terms of the Arrangement Agreement, including (1) the conditions to the Arrangement being specific and limited, (2) the exceptions contained within the “Material Adverse Effect” definition, which generally defines the standard for closing risk, and (3) the likelihood of obtaining the Interim Order, the Final Order and required Regulatory Approvals and the Outside Date under the Arrangement Agreement, which is anticipated to allow for sufficient time to consummate the Arrangement. The Board also considered the fact that there is no financing condition to the completion of the Arrangement.
Dissent Rights.   The Board considered the availability of statutory dissenters’ rights to the Shareholders and Warrant Holders who object to the Arrangement and otherwise comply with all required procedures under the BCBCA.
Business Reputation of Pfizer.   The Board considered the business reputation and capabilities of Pfizer and its management and the substantial financial resources of Pfizer and, by extension, the Purchaser, which the Board believed supported the conclusion that a transaction with Pfizer and the Purchaser was likely to be completed in a timely and orderly manner.
Certainty of Consideration.   The Board considered the all-cash nature of the Consideration to be paid in the Arrangement, which allows holders of Shares and Warrants to realize immediate value, in cash, for their investment in Trillium, while avoiding Trillium’s clinical, regulatory, commercialization and other business risks, and while also providing such holders with certainty of value and liquidity for their Trillium Securities.
In the course of its deliberations, the Board also considered a variety of material risks and other countervailing factors related to entering into the Arrangement Agreement, including, but not limited to, the following:
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the fact that Trillium’s Securityholders will not be entitled to participate in any potential future benefit from the execution of management’s stand-alone strategic business plan;

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the effect of the public announcement of the Arrangement Agreement, including effects on Trillium’s business relationships and Trillium’s ability to attract and retain key management and personnel;

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the Arrangement Agreement precludes Trillium from actively soliciting alternative acquisition proposals and requires payment by Trillium of a $83,235,000 termination fee under certain circumstances, including in the event that the Arrangement Agreement is terminated by Trillium to accept a Superior Proposal;

•
the possibility that the Arrangement might not be consummated, and the fact that if the Arrangement is not consummated, Trillium’s directors, management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Arrangement, Trillium will have incurred significant transaction costs, and Trillium’s relationships with its partners, employees and other third parties may be adversely affected;

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the risks associated with the need to obtain the Interim Order and the Final Order and to make antitrust filings and obtain antitrust consents and approvals in the United States and Canada as further described under the heading “— Regulatory Approvals”;

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the restrictions imposed by the Arrangement Agreement on the conduct of Trillium’s business prior to completion of the Arrangement which could delay or prevent Trillium from undertaking some business opportunities that may arise during that time;

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the risk of litigation;

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the interests that certain directors and executive officers of Trillium may have with respect to the Arrangement that may be different from, or in addition to, their interests as Shareholders generally, as described under the heading titled “— Interests of Directors and Officers in the Arrangement”;

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the treatment of the Consideration to be received by the holders of Shares in the Arrangement as taxable to the holders of such Shares for Canadian and U.S. federal income tax purposes; and

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the other risks set forth under the heading titled “Risk Factors”.

The foregoing discussion of the information and factors considered by the Board in reaching its conclusions and recommendations is intended to be illustrative and not exhaustive, but includes the material reasons and factors considered by the Board. In view of the wide variety of reasons and factors considered, the Board did not find it practicable to, and did not, quantify, rank or otherwise assign any relative or specific weights to the various specific factors considered in reaching its determination and making its recommendation. In addition, the Board did not reach any specific conclusion with respect to any of the factors or reasons considered. Instead, the Board conducted an overall review of the factors and reasons described above and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of the Arrangement.
The foregoing discussion of the reasoning of the Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section titled “Cautionary Note Regarding Forward-Looking Statements.” For the reasons described above, and in light of other factors that the Board believed were appropriate to consider, the Board approved the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, and recommends that the Registered Securityholders vote in favour of the Arrangement Resolution.
Fairness Opinion of Centerview Partners LLC
On August 20, 2021, Centerview rendered to the Board, including all members of the Transaction Committee, its oral opinion, subsequently confirmed in a written opinion dated August 20, 2021, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Consideration to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated August 20, 2021, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Appendix E and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Appendix E. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board and the Transaction Committee (in each case, in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Arrangement and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of Common Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Arrangement Agreement. Centerview’s opinion did not address the amount, nature or any other aspect of any consideration to be paid or payable to the holders of First Preferred Shares or Warrants pursuant to the Arrangement Agreement, the allocation of the aggregate consideration among the holders of Common Shares and holders of First Preferred Shares and Warrants or any other term or aspect of the Arrangement Agreement or the Arrangement, and does not constitute a recommendation to any holder of Common Shares or any other person as to how such holder of Common Shares or other person should vote with respect to the Arrangement or otherwise act with respect to the Arrangement or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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the Arrangement Agreement dated August 20, 2021, referred to in this summary of Centerview’s opinion as the “Arrangement Agreement”;

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the Annual Report on Form 10-K of Trillium for the year ended December 31, 2020 and Annual Reports of Trillium filed on Form 40-F or Form 20-F for the years ended December 31, 2019, December 31, 2018 and December 31, 2017;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Trillium;

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certain publicly available research analyst reports for Trillium;

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certain other communications from Trillium to its shareholders; and

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Trillium, including certain financial forecasts, analyses and projections relating to

Trillium prepared by management of Trillium and furnished to Centerview by Trillium for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts” (see “— Certain Prospective Financial Information”) and which items in this and the foregoing bullets are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”.
Centerview also participated in discussions with members of the senior management and representatives of Trillium regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, for Trillium and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Arrangement with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with Trillium’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at Trillium’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Trillium as to the matters covered thereby and Centerview relied, at Trillium’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at Trillium’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Trillium, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Trillium. Centerview also assumed, at Trillium’s direction, that the Arrangement will be consummated on the terms set forth in the Arrangement Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Arrangement, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Trillium, or the ability of Trillium to pay its obligations when they come due, or as to the impact of the Arrangement on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, Trillium’s underlying business decision to proceed with or effect the Arrangement, or the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might be available to Trillium or in which Trillium might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Common Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Arrangement Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Arrangement Agreement or the Arrangement, including, without limitation, the structure or form of the Arrangement, or any other agreements or arrangements contemplated by the Arrangement Agreement or entered into in connection with or otherwise contemplated by the Arrangement, including, without limitation, the fairness of the Arrangement or any other term or aspect of the Arrangement to, or any consideration to be received in connection therewith by, or the impact of the Arrangement on, the holders of any other class of securities, creditors or other constituencies of Trillium or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Trillium or any party, or class of such persons in connection with the Arrangement, whether relative to the Consideration to be paid to the holders of the

Common Shares (other than Excluded Shares) pursuant to the Arrangement Agreement or otherwise. Furthermore, Centerview expressed no opinion as to the amount, nature or any other aspect of any consideration to be paid or payable to the holders of First Preferred Shares or Warrants pursuant to the Arrangement Agreement, whether relative to the consideration to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the Arrangement Agreement, the allocation of consideration among the holders of Common Shares and holders of First Preferred Shares and Warrants or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any holder of Common Shares or any other person as to how such holder of Common Shares or other person should vote with respect to the Arrangement or otherwise act with respect to the Arrangement or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Board, including the Transaction Committee, (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Arrangement. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Board in connection with Centerview’s opinion, dated August 20, 2021. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Trillium. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Trillium or any other parties to the Arrangement. None of Trillium, Pfizer, the Purchaser or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Trillium do not purport to be appraisals or reflect the prices at which Trillium may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 20, 2021 (the last trading day before the public announcement of the Arrangement) and is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Centerview reviewed and compared certain financial information for Trillium to corresponding financial information for certain publicly traded early stage oncology companies with a lead asset in Phase 1 or 2 development that Centerview deemed comparable, based on its experience and professional judgment (which companies are referred to as the “selected companies” in this summary of Centerview’s opinion).
Although none of the selected companies is directly comparable to Trillium, the companies listed below were chosen by Centerview because, among other reasons, they are publicly traded early stage oncology companies with certain operational, business and/or financial characteristics that, for purposes of

Centerview’s analysis, may be considered similar to those of Trillium. However, because none of the selected companies is exactly the same as Trillium, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of Trillium and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other publicly available data sources as of August 20, 2021, Centerview calculated, for each selected company, such selected company’s enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted share units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents), which is referred to, with respect to the selected companies, as “Enterprise Value”.
The selected companies and their respective Enterprise Values are listed below (dollars in billions):
Selected Companies	Enterprise Value ($)
in billions
ALX Oncology Holdings Inc.	2.4
C4 Therapeutics, Inc.	1.6
Codiak Biosciences, Inc.	0.4
Cyteir Therapeutics, Inc.	0.6
Day One Biopharmaceuticals, Inc.	1.4
IGM Biosciences, Inc.	2.3
Inhibrx, Inc.	1.1
Olema Pharmaceuticals, Inc.	0.9
Precision Biosciences, Inc.	0.4
Rubius Therapeutics, Inc.	1.8
Shattuck Labs, Inc.	0.6
Sutro Biopharma, Inc.	0.7
Median	1.0
Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of Enterprise Values for Trillium of $500 million to $1.5 billion. In selecting this range of Enterprise Values, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of Trillium and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of Enterprise Values, adding to it Trillium’s net cash and cash equivalents of $265 million as of June 30, 2021, as set forth in the Internal Data, and subtracting the estimated settlement value of the 6.47 million outstanding Warrants, as set forth in the Internal Data, and dividing by the number of fully-diluted outstanding Shares (determined using the treasury stock method and taking into account outstanding in-the-money options) as of August 18, 2021, as set forth in the Internal Data, resulted in an implied per share equity value range for the Common Shares of approximately $6.35 to $14.50, rounded to the nearest $0.05. Centerview then compared this range to the consideration to be paid to the holders of Common Shares (other than Excluded Shares) of $18.50 per Common Share.
Selected Precedent Transaction Analysis
Centerview reviewed and analyzed certain information relating to the following selected early stage oncology transactions that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to Trillium and the Arrangement (which transactions are referred to as the “selected transactions” in this summary of Centerview’s opinion). These selected transactions were selected, among other reasons, because their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the Arrangement. Centerview used its experience, expertise and knowledge of the oncology industry to select transactions that involved companies with certain operational, business and/or financial characteristics that, for purposes of this analysis, may be considered similar to those of Trillium.
However, because no company or transaction used in this analysis is identical or directly comparable to Trillium or the Arrangement, Centerview believed that it was inappropriate to rely solely on the quantitative results of the selected transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of Trillium and each target company as well as the Arrangement and the selected transactions that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other publicly available data sources as of August 20, 2021, Centerview calculated, for each selected transaction, the transaction value (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted share units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents) implied for each target company based on the consideration payable in the applicable selected transaction, in each case excluding any contingent payments, which is referred to, with respect to the selected transactions, as “Transaction Value”.
The selected transactions considered in this analysis are summarized below (dollars in billions):
Date Announced	Target	Acquiror	Transaction Value ($)
			in billions(1)
7/27/2021	Teneobio, Inc.	Amgen Inc.	0.9
11/5/2020	VelosBio Inc.	Merck & Co., Inc.	2.8
12/09/2019	Synthorx, Inc.	Sanofi SA	2.3
5/21/2019	Peloton Therapeutics, Inc.	Merck & Co., Inc.	1.1
7/2/2014	Seragon Pharmaceuticals, Inc.	Roche Holding Ltd	0.7
6/17/2013	Aragon Pharmaceuticals, Inc.	Johnson & Johnson	0.7
75th Percentile			2.0
Median			1.0
25th Percentile			0.8

(1)
Excludes contingent payments.

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of Transaction Values of $1 billion to $2 billion for Trillium. In selecting this range of Transaction Values, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of Trillium and the target companies included in the selected transactions and other factors that could affect each transaction or other values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of Transaction Values, adding to it Trillium’s net cash and cash equivalents of $265 million as of June 30, 2021, as set forth in the Internal Data, and subtracting the estimated settlement value of the 6.47 million outstanding Warrants, as set forth in the Internal Data, and dividing by the number of fully-diluted outstanding Shares (determined using the treasury stock method and taking into account outstanding in-the-money options) as of August 18, 2021, as set forth in the Internal Data, resulted in an implied per share equity value range for the Common Shares of approximately $10.50 to $18.50, rounded to the nearest $0.05. Centerview then compared this range to the consideration to be paid to the holders of Common Shares (other than Excluded Shares) of $18.50 per Common Share.

Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Trillium based on the Forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview calculated a range of equity values for the Shares by discounting to present value as of June 30, 2021 using discount rates ranging from 11.0% to 13.0% (reflecting Centerview’s analysis of Trillium’s weighted average cost of capital, determined using the “Capital Asset Pricing Model” and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for a comparable group of companies) and using a mid-year convention: (i) the forecasted unlevered free cash flows of Trillium based on Trillium projections during the period beginning the third quarter of 2021, and ending in December 2042, (ii) an implied terminal value of Trillium, calculated by Centerview assuming that unlevered free cash flows would decline in perpetuity after December 31, 2042 at a free cash flow decline of 40% year-on-year after 2042, (iii) tax savings from usage of Trillium’s estimated net operating losses and other tax credits of $285 million as of December 31, 2021 and Trillium’s estimated future losses as provided by Trillium’s management and (iv) $8 million in research and development tax credits as provided by Trillium’s management.
Based on its analysis, Centerview calculated a range of implied enterprise values of Trillium. Centerview added to this range of implied enterprise values Trillium’s net cash of $265 million as of June 30, 2021, as set forth in the Internal Data, and subtracted from this range of implied enterprise values (a) the estimated settlement value of the 6.47 million outstanding Warrants, as set forth in the Internal Data, in a variable amount depending on discount rate ranging between $70 million and $95 million and (b) the present value of the impact of assumed equity raises of $200 million in 2022, $250 million in 2024, $300 million in 2025, $350 million in 2026 and $200 million in 2027, to derive a range of implied equity values for Trillium. Centerview then divided this range of implied equity values by the number of fully-diluted outstanding Common Shares as of August 18, 2021, as set forth in the Internal Data to derive a range of implied values of $11.50 to $15.25 per Common Share, rounded to the nearest $0.05. Centerview compared this range to the consideration to be paid to the holders of Common Shares (other than Excluded Shares) of $18.50 per Common Share in cash.
Other Factors
Centerview noted for the Board certain additional factors solely for informational purposes, including, among other things, the following:
•
Historical Share Price Trading Analysis:   Centerview reviewed historical closing trading prices of the Common Shares during the 52-week period ending on August 20, 2021, which reflected low and high closing prices during such period of $5.85 to $20.15 per Common Share, rounded to the nearest $0.05;

•
Analyst Price Target Analysis:   Centerview reviewed share price targets for the Common Shares in selected publicly available Wall Street research analyst reports as of August 20, 2021, which indicated low and high price targets ranging from $14.00 to $24.00 per Common Share; and

•
Premiums Paid Analysis:   Centerview performed an analysis of premiums paid in sixteen selected transactions from January 2017 through June 2021 involving publicly traded biopharmaceutical companies for which premium data was available. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction (excluding any contingent consideration) to the closing price of the target company’s common shares for the date one day prior to the date on which the trading price of the target’s common shares was perceived to be affected by a potential transaction, reflecting a median premium of 79%. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a range of 65% to 95% to Trillium’s closing share price on August 20, 2021 (the last trading day before the public announcement of the Arrangement) of $6.09, which resulted in an implied price range of approximately $10.05 to $11.90 per Common Share, rounded to the nearest $0.05.
General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Board in its evaluation of the Arrangement. Consequently, the analyses described above should not be viewed as determinative of the views of the Board or Trillium management with respect to the Consideration or as to whether the Board would have been willing to determine that a different consideration was fair. The Consideration was determined through arm’s-length negotiations between Trillium and Pfizer and was approved by the Board. Centerview provided advice to Trillium, including the Board and the Transaction Committee, during these negotiations. Centerview did not, however, recommend any specific amount of consideration to Trillium or the Board or that any specific amount of consideration constituted the only appropriate consideration for the transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for Centerview’s current engagement, Centerview had not been engaged to provide financial advisory or other services to Trillium, and did not receive any compensation from Trillium during such period. In the two years prior to the date of its written opinion, Centerview has been engaged to provide and is currently providing financial advisory services unrelated to the Arrangement to Pfizer, for which Centerview has received compensation and for which Centerview expects to receive additional compensation, including in connection with Pfizer’s joint venture with GlaxoSmithKline plc in 2018 and 2019 to create a global consumer healthcare company and certain other strategic matters. Centerview has received, or expects to receive, between $30 million and $40 million in aggregate compensation from Pfizer for work performed during such period, including expected fees for work currently being performed. Centerview may provide financial advisory and other services to or with respect to Trillium or Pfizer or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests, or with which they may co-invest, may at any time acquire, hold, sell or trade in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Trillium, Pfizer or any of their respective affiliates, or any other party that may be involved in the Arrangement.
The Board selected Centerview as its financial advisor in connection with the Arrangement based on Centerview’s reputation and experience. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Arrangement.
In connection with Centerview’s services as the financial advisor to the Board, Trillium has agreed to pay Centerview a fee of approximately $41 million, $1 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon consummation of the Arrangement. In addition, Trillium has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Certain Prospective Financial Information
Trillium does not yet have any marketed products and does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other financial results due to the inherent unpredictability of projections and their underlying assumptions and estimates and the inherent difficulty of accurately predicting financial performance for future periods. However, in connection with its strategic planning process and at the direction of the Board in connection with its evaluation of the proposed transaction with Pfizer, Trillium’s senior management prepared long-range projections of revenue and costs for fiscal years 2021 through 2042 based on its view of the prospects for Trillium on a stand-alone basis with respect to Trillium’s programs for TTI-621 and TTI-622 (the “Forecasts”). These Forecasts reflect a risk-adjusted outlook and were based on certain internal assumptions about the probability of technical success and regulatory approval, epidemiology, timing of commercial launch, sales ramp, market size, market share, pricing, reimbursement, duration of therapy, competition, partnering arrangements, market exclusivity, estimated costs and expenses, effective tax rate and utilization of net operating losses, ability to raise future capital, and other relevant factors relating to Trillium and its product candidates. The Forecasts were developed solely using the information available to Trillium management at the time the Forecasts were created.
The Forecasts were provided to and considered by the Board and the Transaction Committee in connection with their respective evaluations of the Arrangement in comparison to Trillium’s other strategic alternatives. The Forecasts also were provided to Centerview, and the Board directed Centerview to use the Forecasts in its evaluation of the fairness of the Consideration to the holders of Common Shares (as summarized above under “— Fairness Opinion of Centerview Partners LLC”), and the Forecasts were the only financial projections with respect to Trillium used and relied upon by Centerview in rendering its opinion. The Forecasts were not provided to Pfizer.
Cautionary Note About the Forecasts
The Forecasts, while necessarily presented with numerical specificity, are necessarily based on numerous variables and assumptions that are inherently uncertain, including as a result of Trillium not currently having any marketed products, and many of which are beyond Trillium’s control. The Forecasts reflect numerous estimates and assumptions made by Trillium, based on information available to Trillium at the time the Forecasts were developed, with respect to industry performance and competition, regulatory conditions, general business, economic, market and financial conditions, and matters specific to Trillium’s product candidates, all of which are difficult to predict and many of which are beyond Trillium’s control. As a result, there can be no assurance that the Forecasts accurately reflect future trends or accurately estimate the future market for any of Trillium’s product candidates. The Forecasts also reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and result in the Forecasts not being achieved include, but are not limited to: (1) the success of clinical trials (including the funding therefor, anticipated patient enrollment, clinical outcomes, timing or associated costs); (2) regulatory approvals and related timelines; (3) the market acceptance of Trillium’s products; (4) Trillium’s development of such products and product candidates for different indications; (5) the availability of third-party reimbursement; (6) the impact of competitive products and pricing; (7) the effect of regulatory actions; (8) the availability of partnering arrangements on favorable terms or at all; (9) the effect of global economic conditions; (10) conditions in the financing markets and access to sufficient capital; (11) changes in applicable laws, rules and regulations; (12) accuracy of certain accounting assumptions; (13) changes in actual or projected cash flows; and (14) other risk factors described in Trillium’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent Quarterly Reports filed on Form 10-Q and Current Reports on Form 8-K, as well as the section titled “Cautionary Note Regarding Forward-Looking Statements” in this Information Circular. In addition, the Forecasts may be affected by Trillium’s ability to achieve strategic goals, objectives and targets over the applicable period. Further, the Forecasts cover multiple years and, by their nature, become subject to greater uncertainty with each successive year. Accordingly, there can be no assurance that the Forecasts will be realized, and actual results may vary materially from those shown.
Modeling and forecasting the future development and commercialization of drug candidates by a clinical-stage company is a highly speculative endeavor. In addition to the various limitations described above, there can be no assurance of the approval, or timing of approval, of any of Trillium’s product candidates, and it is possible that other therapeutic scenarios will be preferable. There also can be no assurance that Trillium will obtain the regulatory approvals necessary for the commercialization of its product candidates, or that Trillium’s competitors will not commercialize products that are safer, more effective, or more successfully marketed and sold than any product that Trillium may market or commercialize. Since the Forecasts cover a long period of time, the Forecasts by their nature are unlikely to anticipate each circumstance that will have an effect on Trillium’s product candidates. The Forecasts were not prepared with a view toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Trillium’s independent registered public accounting firm nor any other independent accountant, has audited, reviewed, compiled or performed any procedures with respect to the Forecasts or expressed any opinion or any form of assurance related thereto.
In light of the foregoing factors and the uncertainties inherent in the Forecasts, Securityholders are cautioned not to place undue, if any, reliance on the Forecasts. The Forecasts were not prepared with a view toward public disclosure. The inclusion of the Forecasts in this Information Circular should not be regarded as an indication that Trillium or any of its affiliates, advisors, officers, directors or representatives considered or consider the Forecasts to be predictive of actual future events, and the Forecasts should not be relied upon as such or construed as financial guidance. Neither Trillium nor any of its affiliates assumes any responsibility for the accuracy of this information. Neither Trillium nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from the Forecasts, and none of them undertakes any obligation to update or otherwise revise or reconcile the Forecasts to reflect circumstances existing after the date the Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Forecasts are shown to be in error. Neither Trillium nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation or warranty to any Securityholders or other person regarding the ultimate performance of Trillium compared to the information contained in the Forecasts, the likelihood that the Forecasts will be achieved, the results of Trillium’s clinical trials, the timing and approval of commercial launch of any of Trillium’s products, the effectiveness or marketability of Trillium’s product candidates, or the overall future performance of Trillium. The Forecasts were prepared based on Trillium’s continued operation as a stand-alone company and do not take into account the Arrangement, including the potential synergies that may be achieved by the combined company as a result of the Arrangement or the effect of any business or strategic decision or action that has been or will be taken as a result of the execution of the Arrangement Agreement. The Forecasts are subjective in many respects and, thus, are subject to interpretation.
Certain of the measures included in the Forecasts, including unlevered free cash flow, are financial measures that are not calculated in accordance with GAAP. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The summary of the information below is included solely to give Securityholders access to the information that was made available to Centerview and the Board, and is not included in this Information Circular in order to influence any Securityholder to make any investment decision with respect to the Arrangement, including whether or not to seek Dissent Rights.
Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Centerview for purposes of its financial analysis as described above in the section titled “— Fairness Opinion of Centerview Partners LLC’ or by the Board in connection with its consideration of the Arrangement. Accordingly, we have not provided a reconciliation of any financial measures included in the Forecasts.
TRILLIUM DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FORECASTS ARE NO LONGER APPROPRIATE.

A summary of the Forecasts is set forth below:
				Management Forecasts Fiscal Year Ending December 31,
(US$ in millions)	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Total Net Revenue(1)	—	—	$125	—	$82	$71	$166	$321	$536	$800	$1,087
Gross Profit	—	—	$125	—	$80	$63	$147	$285	$476	$710	$966
Total R&D Expense	$(65)	$(129)	$(100)	$(137)	$(143)	$(119)	$(97)	$(61)	$(58)	$(63)	$(67)
Total SG&A Expense	$(10)	$(13)	$(13)	$(38)	$(65)	$(104)	$(137)	$(163)	$(177)	$(189)	$(195)
Operating Income	$(76)	$(141)	$12	$(175)	$(128)	$(159)	$(87)	$61	$240	$458	$703
Net Income	$(76)	$(141)	$12	$(175)	$(128)	$(159)	$(87)	$61	$240	$458	$587
(US$ in millions)	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E
Total Net Revenue	$1,382	$1,647	$1,863	$2,033	$2,173	$2,279	$1,567	$986	$591	$355	$213
Gross Profit	$1,228	$1,465	$1,658	$1,810	$1,934	$2,030	$1,394	$876	$526	$315	$189
Total R&D Expense	$(66)	$(64)	$(66)	$(68)	$(70)	$(72)	$(43)	$(26)	$(16)	$ (9)	$ (6)
Total SG&A Expense	$(195)	$(195)	$(199)	$(204)	$(208)	$(213)	$(81)	$(42)	$(23)	$(13)	$ (7)
Operating Income	$967	$1,206	$1,392	$1,538	$1,656	$1,745	$1,270	$808	$487	$293	$176
Net Income	$726	$904	$1,044	$1,154	$1,242	$1,309	$952	$606	$365	$220	$132

(1)
Includes assumed ex-U.S. partnership upfront and milestone payments to Trillium of $125 million in 2023 and $60 million in 2025.

The following is a summary of the unlevered free cash flows for the periods presented, which were calculated based on the Forecasts and other projected financial information provided by Trillium’s management. Unlevered free cash flow is calculated as operating income, less tax expense (if profitable), plus depreciation and amortization, less capital expenditures, and less changes in net working capital. The values in the table below do not take into account the effect of estimated net operating loss or tax credit usage or the cost of future capital raises.
(US$ in millions)	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Operating Income	$(76)	$(141)	$12	$(175)	$(128)	$(159)	$(87)	$61	$240	$458	$703
Tax Expense (if profitable)(a)	—	—	(3)	—	—	—	—	(15)	(60)	(114)	(176)
Depreciation & Amortization	—	—	2	4	8	13	18	25	35	45	20
Capital Expenditures	(10)	(15)	(15)	(15)	(20)	(20)	(20)	(20)	(20)	(20)	(20)
Change in Net Working Capital	—	—	—	—	(2)	(5)	(9)	(15)	(20)	(24)	(26)
Unlevered Free Cash Flow	$(86)(b)	$(156)	$(4)	$(186)	$(142)	$(170)	$(98)	$36	$175	$344	$501
(US$ in millions)	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E
Operating Income	$967	$1,206	$1,392	$1,538	$1,656	$1,745	$1,270	$808	$487	$293	$176
Tax Expense (if profitable)(a)	(242)	(301)	(348)	(385)	(414)	(436)	(317)	(202)	(122)	(73)	(44)
Depreciation & Amortization	20	20	20	20	20	20	20	20	20	20	20
Capital Expenditures	(20)	(20)	(20)	(20)	(20)	(20)	(20)	(20)	(20)	(20)	(20)
Change in Net Working Capital	(27)	(24)	(19)	(15)	(12)	(9)	63	53	37	22	13
Unlevered Free Cash Flow	$699	$880	$1,025	$1,139	$1,230	$1,299	$1,015	$659	$402	$242	$145

(a)
Assumes a tax rate of 25%. Does not include the expected impact of estimated net operating loss or tax credit usage of: $3 million in 2023; $15 million in 2028; $60 million in 2029; $114 million in 2030; and $60 million in 2031.

(b)
Includes estimated unlevered free cash flow for the third and fourth quarters of fiscal 2021 of ($43).

Interests of Directors and Officers in the Arrangement
Incentive Awards.   At the Effective Time and pursuant to the terms of the Arrangement Agreement:
•
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall be assigned and transferred to Trillium in exchange for a cash payment from Trillium in respect of each Share subject to such Option equal to the amount (if any) by which the Consideration exceeds the exercise price of such Option, subject to applicable tax withholdings and other source deductions, and such Option will be cancelled immediately after its transfer, provided that where such amount is a negative, none of Trillium, the Purchaser or any other person shall be obligated to pay any amount in respect of such Option; and

•
each DSU outstanding immediately prior to the Effective Time shall ordinarily vest in accordance with the terms of the Omnibus Incentive Plan and shall subsequently be settled and extinguished in consideration for a cash payment by or on behalf of Trillium equal to the Consideration, calculated with respect to the number of Common Shares to which a holder of DSUs may be entitled, subject to applicable tax withholdings and other source deductions, and such DSUs shall be cancelled and cease to exist without any further act or formality.

If the Arrangement is completed (a) assuming no vested Options are exercised between August 31, 2021 and the Effective Time, the directors and executive officers of Trillium would receive, in exchange for all Options held by them as of August 31, 2021, an aggregate of approximately $48.0 million and (b) assuming no DSUs are settled in accordance with their terms between August 31, 2021 and the Effective Time, the directors of Trillium would receive, in exchange for all DSUs held by them as of August 31, 2021, an aggregate of approximately $19.4 million.
Recognition and Retention Compensation.   Pursuant to the terms of the Arrangement Agreement, Trillium is permitted to implement a one-time cash recognition and retention program in an aggregate pool of up to $2.0 million. All bonuses payable under the program shall be payable on or as soon as practicable following the Effective Time, subject to the applicable employee’s continued employment through the Effective Time. Trillium’s executive officers are expected to be granted bonuses under the program in the aggregate amount of up to $1.45 million, including bonuses to the named executive officers as described in the “Golden Parachute Compensation” table below.
2021 Annual Bonuses.   The Purchaser has agreed to permit Trillium to pay calendar year 2021 annual cash bonuses (the “2021 Annual Bonuses”) to Trillium employees on the earlier of (1) the date an employee’s employment is terminated without “cause” (as defined in the Severance Policies described below) or (2) the date the 2021 Annual Bonuses are paid in the ordinary course in February 2022. The 2021 Annual Bonuses shall be paid, in such amounts as determined by the Board (or a committee thereof) in its discretion; provided that each 2021 Annual Bonus (a) shall be no less than such employee’s target bonus and (b) shall not exceed 150% of such employee’s target bonus. The 2021 Annual Bonuses shall not be prorated for any partial year of employment.
Vacation Payouts.   Pursuant to the terms of the Arrangement Agreement, Trillium is permitted, upon Board approval, to provide a cash payout equal to up to two weeks of accrued, but unused and canceled vacation time for certain employees of Trillium, including the executive officers.
Severance Policies.   The Arrangement Agreement also provides for the adoption of change in control severance policies applicable to the employees of Trillium (the “Severance Policies”). Pursuant to the Severance Policies, employees at the level of Senior Vice President and above (including the executive officers) will be eligible to receive a lump sum payment equal to 12 months of base salary, payment of the monthly employer contribution for medical, dental and vision insurance for the employee and his or her eligible dependents for up to 12 months following termination, and 12 months of outplacement assistance in the event that the employee’s employment is terminated by Trillium without “cause” or by the employee for “good reason” as of or within 18 months following the effective date of a “change in control” (each as defined in the Severance Policies, which change in control will include the Arrangement), subject to the execution and non-revocation of a general release of claims by the employee. To the extent that an employee is party to an existing employment agreement or offer letter with Trillium providing for more favourable severance payments or benefits or the employee is entitled to receive more favourable severance payments or benefits pursuant to applicable law, then the employee will be entitled to receive payments and benefits under such employment agreement or offer letter or pursuant to applicable law only and not under the applicable Severance Policy.
Employment Agreements.   Trillium has existing employment agreements with each of its executive officers, which provide termination payments in certain circumstances as summarized below.
Jan Skvarka.   Dr. Skvarka’s employment agreement provides that, in the event that his employment is terminated by Trillium without “cause” or by Dr. Skvarka for “good reason” (each as defined in the employment agreement), subject to his execution and non-revocation of a release of claims in favor of Trillium, Dr. Skvarka will be entitled to (1) continuation of his salary for 12 months, or 18 months if such termination is due to a “change of control” (as defined in the employment agreement, which will include the Arrangement), and (2) a lump sum amount equal to 12 times the employer paid portions of the monthly premiums in effect at the date of termination for the medical, dental and vision coverage in which Dr. Skvarka participated as of the date of termination. Dr. Skvarka’s employment agreement further provides that if Dr. Skvarka’s employment is terminated by Trillium due to a change of control, in addition to the severance benefits described in the preceding sentence, any stock options granted to him will vest immediately prior to the date of such termination.
Robert Uger.   Dr. Uger’s employment agreement provides for continuation of his salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without “cause” or due to a “Change Affecting the Executive’s Employment” (each as defined in the employment agreement). If Dr. Uger’s employment is terminated without cause or Dr. Uger resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control (which will include the Arrangement), in addition to the severance benefits described in the preceding sentence, any stock options granted to him will vest immediately prior to the date of such termination or resignation, as applicable.
Ingmar Bruns.   Dr. Bruns’ employment agreement provides that, in the event that his employment is terminated by Trillium without “cause” or by Dr. Bruns for “good reason” (each as defined in the employment agreement), subject to his execution and non-revocation of a release of claims in favor of Trillium, Dr. Bruns will be entitled to (1) continuation of his salary for six months, or nine months if such termination is due to a “change of control” (as defined in the employment agreement, which will include the Arrangement), and (2) subject to Dr. Bruns’ election to receive benefits under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a lump sum amount equal to six times the employer paid portions of the monthly premiums in effect at the termination date for medical, dental and vision coverage in which Dr. Bruns participated as of the termination date. Dr. Bruns’ employment agreement further provides that if Dr. Bruns’ employment is terminated by Trillium due to a change of control, in addition to the severance benefits described in the preceding sentence, any stock options granted to him will vest immediately prior to the date of such termination.
Penka Petrova.   Dr. Petrova’s employment agreement provides for continuation of her salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without cause or due to a “Change Affecting the Executive’s Employment” (each as defined in the employment agreement). If Dr. Petrova’s employment is terminated without cause or Dr. Petrova resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control (which will include the Arrangement), in addition to the severance benefits described in the preceding sentence, any stock options granted to her will vest immediately prior to the date of such termination or resignation, as applicable.
James Parsons.   Mr. Parsons’ employment agreement provides for continuation of his salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without cause or due to a “Change Affecting the Executive’s Employment” (each as defined in the employment agreement). If Mr. Parsons’ employment is terminated without cause or Mr. Parsons resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control (which will include the Arrangement), in addition to the severance benefits described in the preceding sentence, any stock options granted to him will vest immediately prior to the date of such termination or resignation, as applicable.

Rosemary Harrison.   Dr. Harrison’s employment agreement provides that, in the event that her employment is terminated by Trillium without “cause” or by Dr. Harrison for “good reason” (each as defined in the employment agreement), subject to her execution and non-revocation of a release of claims in favor of Trillium, Dr. Harrison will be entitled to (1) continuation of her salary for three months, or six months if such termination is due to a “change of control” (as defined in the employment agreement, which will include the Arrangement), and (2) subject to Dr. Harrison’s election to receive benefits under COBRA, a lump sum amount equal to six times the employer paid portions of the monthly premiums in effect at the termination date for medical, dental and vision coverage in which Dr. Harrison participated as of the termination date. Dr. Harrison’s employment agreement further provides that if Dr. Harrison’s employment is terminated by Trillium due to a change of control, in addition to the severance benefits described in the preceding sentence, any stock options granted to her will vest immediately prior to the date of such termination.
Benjamin Looker.   Mr. Looker’s employment agreement provides that, in the event that his employment is terminated by Trillium without “cause” or by Mr. Looker for “good reason” (each as defined in the employment agreement), subject to his execution and non-revocation of a release of claims in favor of Trillium, Mr. Looker will be entitled to (1) continuation of his salary for six months, or nine months if such termination is due to a “change of control” (as defined in the employment agreement, which will include the Arrangement), and (2) subject to Mr. Looker’s election to receive benefits under COBRA, a lump sum amount equal to three times the employer paid portions of the monthly premiums in effect at the termination date for medical, dental and vision coverage in which Mr. Looker participated as of the termination date. Mr. Looker’s employment agreement further provides that if Mr. Looker’s employment is terminated by Trillium due to a change of control, in addition to the severance benefits described in the preceding sentence, any stock options granted to him will vest immediately prior to the date of such termination.
The aggregate amount of severance payable to the executive officers, including the named executive officers, using the same assumptions described under “Quantification of Potential Payments to Trillium’s Named Executive Officers in Connection with the Arrangement,” is $3,987,620.
Cash Payments to Directors and Executive Officers Pursuant to Incentive Awards and Shareholdings in Trillium.   Other than in respect of Trillium Securities as provided in the Plan of Arrangement, no non-executive directors of Trillium will receive any payment as a result of the Arrangement.
The chart below sets forth, as of August 31, 2021, for each director and executive officer of Trillium, as applicable: (1) the number of Shares beneficially owned by such director or executive officer; (2) the value of (or the amount of cash payable pursuant to the Arrangement for) Shares held by each such director or executive officer; (3) the number of Shares underlying Options held by each such director or executive officer; (4) the value of (or the amount of cash payable pursuant to the Arrangement for) Options held by each such director or executive officer; (5) the number of DSUs held by each such director or executive officer; and (6) the value of (or the amount of cash payable pursuant to the Arrangement for) DSUs held by each such director. The chart below assumes no vested Options are exercised between August 31, 2021 and the Effective Time, and no DSUs are settled in accordance with their terms between August 31, 2021 and the Effective Time, and includes values based on a per Share price of $18.50.

Name	Number of Common Shares (#)	Value of Common Shares (#)	Number of Common Shares Underlying Options (#)	Value of Options(1) ($)	Number of DSUs (#)	Value of DSUs ($)
Executive Officers:
Jan Skvarka	—	—	1,959,500	$28,475,932	—	—
Robert Uger	—	—	468,222	$4,671,877	—	—
Ingmar Bruns	—	—	400,000	$1,756,000	—	—
Penka Petrova	—	—	316,822	$3,346,963	—	—
James Parsons	—	—	461,385	$4,769,193	—	—
Rosemary Harrison	75	$1,388	180,000	$790,200	—	—
Benjamin Looker	—	—	190,000	$1,708,100	—	—
Non-Employee Directors:
Luke Beshar	—	—	46,666	$282,276	547,656	$10,131,636
Michael Kamarck	—	—	67,000	$249,910	—	—
Catherine Mackey	—	—	67,000	$589,600	—	—
Scott Myers	—	—	67,000	$602,330	—	—
Paolo Pucci	—	—	67,000	$201,000	—	—
Helen Tayton-Martin	—	—	40,000	$258,800	498,294	$9,218,439
Paul Walker(2)	—	—	40,000	$258,800	—	—

(1)
For Options for which the exercise price is denominated in Canadian dollars, the amounts reflect an exchange rate of CAD $1.00 to USD $0.7925.

(2)
Does not include any Trillium Securities held by New Enterprise Associates, Inc. and certain of its affiliates (of which Mr. Walker is a general partner). As of August 20, 2021, New Enterprise Associates held 5,736,363 Common Shares, 6,750,000 First Preferred Shares, 850,000 Warrants to purchase Common Shares, and 5,400,000 Warrants to purchase First Preferred Shares. See “Information Concerning Trillium — Security Ownership of Certain Beneficial Owners and Management” for further information.

Potential Future Arrangements.   While, as of the date of this Information Circular, none of Trillium’s current directors or executive officers have entered into any agreements or arrangements with Pfizer, the Purchaser, Trillium, or their respective affiliates regarding continued service with Pfizer, the Purchaser, Trillium or their respective affiliates after the Effective Time, it is possible that Pfizer, the Purchaser, Trillium, or their respective affiliates may enter into employment or other arrangements with Trillium’s management in the future.
The Arrangement Agreement — Employee Matters.   Pursuant to the terms of the Arrangement Agreement, for a period commencing on the Effective Time and ending 12 months after the Effective Time (or on the date the applicable Continuing Employee’s (as defined below) employment terminates, if sooner), the Purchaser has agreed to, or to cause its applicable affiliate to, maintain (1) the same annual base salaries and comparable annual cash incentive opportunities for the employees of Trillium or its subsidiary who are employed as of immediately prior to the Effective Time and remain employed after the Effective Time (the “Continuing Employees”) as those in effect for the Continuing Employees immediately prior to the Effective Time; and (2) retirement and health and welfare benefits at levels which are, in the aggregate, no less favourable than those in effect for the Continuing Employees immediately prior to the Effective Time.
In addition, the Purchaser has agreed that the Purchaser or its applicable affiliate will treat, and cause the applicable benefit plans to treat, the service of each Continuing Employee with Trillium, any of its subsidiaries or any affiliate of Trillium attributable to any period before the Effective Time as service rendered to the Purchaser or any affiliate of the Purchaser for purposes of eligibility and vesting under the Purchaser’s or any affiliate’s vacation program, health or welfare plan(s) (other than any severance benefit plan) maintained by the Purchaser or any affiliate, and the Purchaser’s or any affiliate’s defined contribution plans, in each case, in which the applicable Continuing Employee participates and which are analogous to benefit plans the applicable Continuing Employee participated in as of the date of the Arrangement Agreement, provided that the foregoing obligation to credit service does not apply for purposes of any “retirement savings contribution” under any Purchaser benefit plan providing 401(k) benefits, retiree medical plan or employee benefit plan, program or policy of Purchaser or the surviving corporation that is grandfathered or frozen, either with respect to level of benefits or participation, or where credit would result in duplication of benefits. In addition and to the extent that any Continuing Employee participates in any health or other group welfare benefit plan of the Purchaser or any affiliate following the Effective Time, the Purchaser or any affiliate shall use commercially reasonable efforts to cause (A) any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar welfare plan of the Purchaser to be waived with respect to the Continuing Employees and their eligible dependents, to the extent waived under the corresponding plan in which the Continuing Employees participated immediately prior to the Effective Time, and (B) any deductibles paid by a Continuing Employee under any of Trillium’s health plans in the plan year in which the Effective Time occurs to be credited towards deductibles under the health plans of the Purchaser or any affiliate of the Purchaser.
Quantification of Potential Payments to Trillium’s Named Executive Officers in Connection with the Arrangement.   This section sets forth the information required by Item 402(t) of Regulation S-K under the U.S. Exchange Act regarding the compensation for each of Trillium’s named executive officers that is based on or otherwise relates to the Arrangement. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The amounts set forth in the table below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this Information Circular and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer receives may materially differ from the amounts set forth in the table.
The potential payments in the table below are based on the following assumptions:
•
the relevant price per Share is $18.50, which is equal to the Consideration per Share;

•
the Effective Time of the Arrangement occurs on August 31, 2021, which is the assumed date of the effectiveness of the Arrangement solely for purposes of this golden parachute compensation disclosure;

•
the employment of each named executive officer will be terminated immediately following the Effective Time in a manner entitling the named executive officer to receive the severance benefits described under the heading “— Severance Policies” or “— Employment Agreements”, as applicable;

•
each named executive officer’s base salary and target annual bonus is that in place as of August 31, 2021;

•
2021 annual bonuses are paid at target levels of achievement;

•
the named executive officers receive retention bonuses in the amounts set forth in the table below and do not receive any vacation payouts;

•
no named executive officer receives any additional equity grants on or prior to the Effective Time of the Arrangement; and

•
no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the Effective Time, any additional compensation or benefits, except as described above.

The following table, footnotes and discussion describe single- and double-trigger benefits for the named executive officers. Dr. Robert Kirkman, Trillium’s former Executive Chairman, and Dr. Yaping Shou, Trillium’s former Chief Medical Officer, were named executive officers during the fiscal year ended December 31, 2020, but their service to Trillium has terminated and they are not entitled to any payments or benefits in connection with the Arrangement, and, accordingly, are not included in the table below.

Golden Parachute Compensation(1)
Name	Cash(2) ($)	Equity(3) ($)	Perquisites/Benefits(2) ($)	Other(4) ($)	Total ($)
Jan Skvarka	$825,000	$24,049,165	$55,074	$275,000	$25,204,239
Robert Uger	$718,121	$4,087,134	$31,829	$172,693	$5,009,777
Ingmar Bruns	$440,000	$1,756,000	$55,074	$976,000	$3,227,074
Penka Petrova	$626,199	$2,841,750	$31,097	$159,078	$3,658,124
James Parsons	$452,255	$3,100,550	$23,780	$159,078	$3,735,663

(1)
The conditions under which each of these payments and benefits are to be provided are set forth in more detail above. The Severance Policy for U.S. employees and Dr. Skvarka’s employment agreement each include a Section 280G better-off cutback provision, which provides that, in the event that the payments and benefits provided to the applicable named executive officer constitute parachute payments with the meaning of Section 280G of the Code, the severance benefits will either be delivered in full or reduced to the extent necessary to avoid an excise tax under Section 4999 of the Code, whichever would result in the named executive officer receiving the largest amount of payments and benefits on an after-tax basis. The amounts reported in this table do not reflect any reductions relating to this cutback provision or otherwise as a result of the limit under Section 280G of the Code. For Drs. Uger and Petrova and Mr. Parsons, the amounts in the table reflect an exchange rate of CAD $1.00 to USD $0.7925 for amounts denominated in Canadian dollars.

(2)
As described above in “— Employment Agreements,” upon a qualifying termination of employment that occurs due to a change of control, (a) Dr. Skvarka will be entitled to continuation of his salary for 18 months and lump sum amount equal to 12 times the employer paid portions of the monthly premiums in effect at the date of termination for medical, dental and vision coverage in which Dr. Skvarka participated as of the date of termination and (b) Drs. Uger and Petrova and Mr. Parsons will each be entitled to continuation of his or her salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months). As described above in “— Severance Policies,” upon a qualifying termination of employment that occurs as of or within 18 months following a change in control, Dr. Bruns is entitled to receive a lump sum payment equal to 12 months of base salary, payment of the monthly employer contribution for medical, dental and vision insurance for Dr. Bruns and his eligible dependents for up to 12 months following termination, and 12 months of outplacement assistance. The severance payments and benefits payments are “double-trigger” arrangements.

(3)
As described above in “— Incentive Awards” each Option will be exchanged for, with respect to each Share underlying the Option, an amount in cash equal to the difference between the Consideration and such Option’s per Share exercise price. Amounts in this column represent the value associated with Options that are unvested as of August 31, 2021. The Option payments are “single-trigger” arrangements.

(4)
The amounts reported reflect (a) for Dr. Skvarka, his target annual cash bonus for 2021 and (b) for the other named executive officers, the expected recognition and retention bonuses payable pursuant to the recognition and retention program on or as soon as practicable following the Effective Time, subject to the applicable named executive officer’s continued employment through the Effective Time (consisting of $50,000 for Mr. Uger, $800,000 for Dr. Bruns, $50,000 for Ms. Petrova, and $50,000 for Mr. Parsons), and each such named executive officer’s target annual cash bonus for 2021. The recognition and retention bonuses are “single-trigger” arrangements. Pursuant to the terms of the Arrangement Agreement, 2021 Annual Bonuses will be paid to Trillium employees on the earlier of (i) the date an employee’s employment is terminated without cause (a “double-trigger” arrangement) or (ii) the date the 2021 Annual Bonuses are paid in the ordinary course in February 2022 (a “single trigger” arrangement). The actual amounts of the 2021 Annual Bonuses have not yet been determined.

Indemnification and Insurance.   Pursuant to the terms of the Arrangement Agreement, Trillium’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies. See “The Arrangement Agreement — Covenants — Insurance

and Indemnification” on page [•] of this Information Circular for a description of such ongoing indemnification and insurance coverage obligations.
Sources of Funds for the Arrangement
The Purchaser is expected to pay an aggregate amount of approximately $2.3 billion to acquire all of the outstanding Trillium Securities, assuming that no Securityholder validly exercises their Dissent Rights. The Purchaser and Pfizer have represented and warranted to Trillium under the Arrangement Agreement that, as of the Effective Date, the Purchaser shall have sufficient funds available to satisfy the aggregate Consideration for the Shares, any other amounts payable to the Securityholders pursuant to the Arrangement, and all related expenses and fees for which the Purchaser is responsible under the terms of the Arrangement Agreement and the Plan of Arrangement.
Regulatory Approvals
HSR Approval.   Under the HSR Act, parties to a transaction that meets certain statutory jurisdictional tests and is not otherwise exempted must provide notice of that transaction to the Antitrust Division and to the FTC, and observe a statutory waiting period before that transaction can close. The Arrangement is subject to these notification and waiting period requirements. On September 10, 2021, the parties submitted to the DOJ and FTC the notifications required under the HSR Act. The statutory waiting period expires on October 12, 2021.
At any time before or after consummation of the Arrangement, notwithstanding clearance under the HSR Act, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of Trillium or the Purchaser or an affiliate of the Purchaser. At any time before or after the consummation of the Arrangement, and notwithstanding clearance under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of Trillium or the Purchaser or an affiliate of the Purchaser. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Competition Act (Canada).   Part IX of the Competition Act defines certain transactions that exceed the thresholds set out in Sections 109 and 110 of the Competition Act as “notifiable transactions.” Subject to certain limited exceptions, the parties to a notifiable transaction cannot complete the transaction until one of the following events shall have occurred (each of which shall constitute “Competition Act Approval” under the Arrangement): (a) an advance ruling certificate has been issued by the Commissioner of Competition under Section 102(1) of the Competition Act; (b) the parties have filed a Part IX notification with the Commissioner of Competition and the applicable waiting period under Section 123 of the Competition Act has expired or been terminated; or (c) a waiver has been provided by the Commissioner of Competition under paragraph 113(c) of the Competition Act.
The Arrangement constitutes a notifiable transaction under the Competition Act. It is a condition to closing of the Arrangement that a Competition Act Approval be obtained and has not been rescinded or modified. On September 3, 2021, the Purchaser submitted a request for an advance ruling certificate to the Commissioner of Competition pursuant to Section 102(1) of the Competition Act and a notice of proposed transaction pursuant to Section 114 of the Competition Act.
Procedure for the Arrangement Becoming Effective
The Arrangement will be implemented by way of a court approved arrangement under Division 5 of Part 9 of the BCBCA pursuant to the terms of the Arrangement Agreement. Upon completion of the Arrangement, Trillium will become an indirect, wholly-owned subsidiary of Pfizer. The following procedural steps must be taken for the Arrangement to become effective:
•
the Arrangement must be approved by the Required Securityholder Approval;

•
the Court must grant the Final Order approving the Arrangement; and

•
all other conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, must be satisfied or waived in accordance with the terms thereof.

Securityholder Approval
At the Meeting, pursuant to the Interim Order, the Registered Securityholders will be asked to, if deemed advisable, approve the Arrangement Resolution. Each Registered Securityholder as of the close of business on the Record Date shall be entitled to vote on the Arrangement Resolution. As a condition to the completion of the Arrangement and in accordance with the Interim Order and the BCBCA (as modified by the Interim Order), the Arrangement Resolution must be approved at the Meeting by: (1) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share; and (2) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders and Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share and one vote per Share underlying each Warrant, respectively. The Arrangement Resolution must receive the Required Securityholder Approval in order for Trillium to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the terms of the Final Order and the Arrangement Agreement.
Court Approval of the Arrangement
The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this Information Circular, Trillium obtained the Interim Order providing for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached hereto as Appendix D of this Information Circular. A copy of the notice of hearing of petition in respect of the hearing of Trillium’s application for the Final Order is attached hereto as Appendix H.
Subject to the approval of the Arrangement Resolution by the Required Securityholder Approval at the Meeting and the terms of the Interim Order, the hearing of Trillium’s application for the Final Order is expected to take place on [•], 2021 via teleconference at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time and by any method as the Court may direct and the parties agree. Any Securityholder or interested party who wishes to participate, appear, to be represented, and to present evidence or arguments at the hearing must file and serve a Response to Petition and satisfy the requirement of the Court, as directed in the Interim Order attached hereto as Appendix D and as the Court may direct in the future. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the Interim Order will be given notice of the new date. Participation in the hearing of Trillium’s application for the Final Order, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.
The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. If any such amendments are made, depending on the nature of the amendments, the parties to the Arrangement Agreement may not be obligated to complete the transactions contemplated in the Arrangement Agreement. For more information, see the section entitled “The Arrangement Agreement — Termination” beginning on page [•] of this Information Circular.
Voting Support Agreements
The following is a summary only of certain material terms of the Voting Support Agreements, and is qualified in its entirety by the full text of the Voting Support Agreements. Securityholders are urged to read the Voting Support Agreement in its entirety. The form of Voting Support Agreement has been filed, and is available, under Trillium’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.
In connection with the Arrangement, the Purchaser has entered into a Voting Support Agreement with each of the directors and executive officers of Trillium, along with an affiliate of New Enterprise Associates,

Inc. (“New Enterprise Associates”) (Paul Walker, a Trillium director, is a general partner of New Enterprise Associates), pursuant to which such Securityholders have agreed to vote or cause to be voted such Securityholders’ Shares and/or Warrants (including from the conversion of any other Trillium Securities) in favour of the Arrangement Resolution. Such Shares and Warrants represented in aggregate approximately [•]% of the outstanding Shares and approximately [•]% of the outstanding Shares and Warrants, collectively, entitled to vote at the Meeting.
Additionally, such Securityholders have agreed, among other things, not to, except with the prior written consent of the Purchaser:
•
sell, assign, transfer, alienate, gift, pledge, option, hedge or enter into any derivative transactions in respect of, or otherwise dispose of or encumber any of the Trillium Securities covered by the Voting Support Agreement, or transfer any of the economic consequences of ownership, or tender any of the Shares to a takeover bid, or enter into any agreement, arrangement, commitment or understanding therewith, other than pursuant to the Arrangement or as otherwise permitted under the terms of the Voting Support Agreement;

•
grant any proxy or other right to the Trillium Securities, or enter into any voting trust or pooling or other agreement with respect to the calling of meetings of holders of Shares, or the giving of any consents or approvals of any kind with respect to the Shares, in each case other than pursuant to the Voting Support Agreement;

•
take, or permit any person on its behalf to take, any action to withdraw, amend or invalidate any proxy or voting instruction form deposited pursuant to the Voting Support Agreement;

•
(i) exercise any rights of appraisal or rights of dissent, as applicable, in respect of the Arrangement, or (ii) contest, in any way the approval of the Arrangement by any Governmental Entity;

•
requisition or join in the requisition of any meeting of any of the Securityholders for the purpose of considering any resolution;

•
assist any Person in taking or planning any action that would compete with, restrain, delay or otherwise serve to interfere with or inhibit the Purchaser’s purchase of the Shares as contemplated by the Arrangement; or

•
solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing confidential information or entering into any form of agreement, arrangement or understanding), or participate in any discussions or negotiations regarding, any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal.

Each Voting Support Agreement provides that the director’s or executive officer’s obligations under the Voting Support Agreement are solely in his or her capacity as a shareholder of Trillium, and not in any other capacity, and nothing in the Voting Support Agreement prohibits, limits or restricts such individual from exercising his or her duties as a director or officer of Trillium, including engaging in discussions or negotiations regarding an Acquisition Proposal or Superior Proposal in his or her capacity as a director or officer of and on behalf of Trillium pursuant to the Arrangement Agreement.
Each Voting Support Agreement will automatically terminate and be of no further force or effect upon the earliest to occur of: (1) the completion of the Arrangement; (2) the mutual consent of the Securityholder and the Purchaser; (3) the termination of the Arrangement Agreement in accordance with its terms; (4) the delivery of a written notice of termination by the Purchaser to the Securityholder, if the Securityholder has not complied with its covenants contained in the Voting Support Agreement in all material respects; and (5) the delivery of a written notice of termination by the Securityholder to the Purchaser, if the Purchaser decreases the amount or changes the form of consideration payable pursuant to the Arrangement, otherwise varies the Arrangement Agreement or the Arrangement in a manner that is material and adverse to the Securityholder, or has not complied, in all material respects, with its other covenants in the Voting Support Agreement.
Timing
Assuming that the Final Order is granted, and the other conditions precedent to closing are satisfied or waived to the extent legally permissible, the Arrangement will become effective as promptly as practicable and in any event within five business days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement.
Although Trillium’s, Pfizer’s and the Purchaser’s objective is to have the Effective Date occur as soon as possible after the Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in satisfying the other conditions to the completion of the Arrangement, including obtaining applicable regulatory approvals and clearances.
Delisting and Deregistration
It is expected that the Common Shares will be delisted from the TSX and NASDAQ following the completion of the Arrangement. It is also expected that Trillium will make an application to terminate its status as a reporting issuer under applicable Canadian securities laws and to deregister its securities under the U.S. Exchange Act as soon as practicable following the completion of the Arrangement.

THE ARRANGEMENT AGREEMENT
The following is a summary only of the material terms of the Arrangement Agreement and is qualified in its entirety by the full text of the Arrangement Agreement, including the Plan of Arrangement. A copy of the Arrangement Agreement is attached as Appendix A to this Information Circular, and a copy of the Plan of Arrangement is attached as Appendix C to this Information Circular. We urge you to read the full text of the Arrangement Agreement and Plan of Arrangement because they are the legal documents that govern the Arrangement.
The Arrangement Agreement has been included to provide Securityholders with information regarding its terms and is not intended to provide any other factual information about Trillium, Pfizer, the Purchaser or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Securityholders are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Arrangement Agreement, and unless required by applicable law, Trillium does not undertake any obligation to update such information.
Effective Date of the Arrangement
Assuming that the Final Order is granted, and the other conditions precedent to closing are satisfied or waived to the extent legally permissible, the Arrangement will become effective as promptly as practicable and in any event within five business days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement. See “The Arrangement Agreement — Conditions to the Arrangement”.
Although Trillium’s, Pfizer’s and the Purchaser’s objective is to have the Effective Date occur as soon as possible after the Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in satisfying the other conditions to the completion of the Arrangement, including obtaining applicable regulatory approvals and clearances.
For more information on the Arrangement, including Court processes, Consideration and treatment of any outstanding equity, see the section entitled “The Arrangement” beginning on page [•] of this Information Circular.
Covenants
Conduct of Business of the Corporation
Until the earlier to occur of the consummation of the Arrangement or the termination of the Arrangement Agreement, except (1) as required by applicable law, (2) as required or expressly permitted by the Arrangement Agreement, (3) as disclosed to the Purchaser as part of the Arrangement Agreement, (4) as necessary or advisable to comply with COVID-19 Measures, or (5) with the prior written consent of the Purchaser, acting reasonably (which consent will not be unreasonably withheld, conditioned or delayed), Trillium will, and will cause its subsidiaries to:
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conduct its business in the ordinary course; and

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use commercially reasonable efforts to maintain and preserve the current business organization, goodwill, assets and properties of Trillium and its subsidiaries, keep available the services of, and maintain its relationships with its employees, maintain good relationships with suppliers, customers, landlords, creditors, distributors, joint venture partners and all other persons having business relationships with Trillium and its subsidiaries.
Also, until the consummation of the Arrangement or the termination of the Arrangement, except (1) as required by applicable law, (2) as required or expressly permitted by the Arrangement Agreement, (3) as disclosed to the Purchaser as part of the Arrangement Agreement, (4) as necessary or advisable to comply with COVID-19 Measures, or (5) with the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), Trillium will not, and will not permit its subsidiaries to, directly or indirectly:
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amend or otherwise change or modify its organizational documents;

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reduce the stated capital or adjust, split, reverse split, subdivide, combine, reclassify or amend any terms of any shares of capital stock or securities of Trillium, including any debt securities, options, equity or equity-based compensation, restricted stock, restricted stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities;

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declare, set aside or pay any dividend or other distribution (whether in cash, stock or property, or any combination thereof) with respect to any class of securities of Trillium or any of its subsidiaries, except for any permitted distributions;

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redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of Trillium (subject to certain exceptions);

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adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Trillium or any of its subsidiaries;

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reorganize, amalgamate, merge or combine with any other person;

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make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital or otherwise (subject to certain exceptions);

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acquire (by merger, consolidation, acquisition of shares or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or purchase any property or assets of any other Person other than in the ordinary course;

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enter into, or resolve to enter into, any agreement that has the effect of creating a joint venture, partnership, shareholders’ agreement, profit-sharing arrangement, collaboration agreement, co-development agreement or similar relationship;

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other than in the ordinary course, engage in any transaction with any of Trillium’s or its subsidiaries’ employees, directors or contractors, or any of their respective affiliates or associates;

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issue, grant, transfer, deliver, sell, pledge or otherwise encumber, or authorize or agree to issue, grant, sell, pledge, encumber or create a derivative interest in any Shares or other securities of Trillium or its subsidiaries, other than (1) issuances related to the exercise or settlement of its currently outstanding Options, Warrants or DSUs as required by their existing terms, and (2) the grant, in the ordinary course, of compensatory equity awards in connection with certain new hires;

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make any capital expenditures during the remaining portion of the current fiscal year which in the aggregate exceed $500,000 or commit to make any capital expenditures beyond the current fiscal year which individually or in the aggregate exceed $500,000;

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commence, cancel, waive, release, assign, settle or compromise any legal proceeding or action (including any insurance claim), in whole or in part (1) relating to assets or the business of Trillium or any of its subsidiaries, other than as results solely in monetary obligations involving payment (without admission of wrongdoing) by Trillium or any subsidiary of an amount not greater than $150,000 (net of insurance proceeds) in the aggregate, or (2) brought by any present, former or purported holder of securities of Trillium or its subsidiaries in connection with the transactions contemplated by the Arrangement Agreement or the Arrangement;

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prepay, discharge or satisfy any indebtedness for borrowed money before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof;

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(1) before due and owing, pay, discharge or satisfy, or (2) waive, release, assign, settle or compromise, any material claims or material liabilities (including any litigation, proceedings or investigations by any Governmental Entity);

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make any loan or advance to, or any capital contribution or investment in, or assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) with respect to any material liabilities or obligations of, any other Person (subject to certain exceptions);

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enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course;

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make any bonus payment or profit sharing distribution, other than as required by the terms of an existing compensation or benefit arrangement;

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make any material change in Trillium’s or any of its subsidiaries’ methods, policies or procedures of accounting, except as required by GAAP or pursuant to written instructions, comments or orders of a Governmental Entity;

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grant, whether conditionally or otherwise, any material increase in the rate of wages, salaries, bonuses or other remuneration of any employee, contractor or director, except as (1) already agreed to by the Board prior to the date of the Arrangement Agreement, (2) required by applicable law, or (3) required by the terms of any existing compensation or benefit arrangement;

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except as required by law:

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adopt, enter into, materially amend or terminate any compensation or benefit plan arrangement;

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grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any current or former employee, contractor or director, other than as required by an existing compensation or benefit arrangement or as it relates to de minimis employee benefits;

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hire, engage, promote or terminate (other than for cause) the employment or engagement of any employee, contractor or director, other than in the ordinary course for employees or contractors whose annual base compensation does not exceed (or will not exceed) $100,000;

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grant any rights of indemnification, or pay any retention, severance, change of control, bonus, termination pay or similar payment to, or enter into any employment, indemnity, deferred compensation or bonus compensation agreement (or amend such existing agreement) with, any current or former officer or director or employees, except as required by an existing compensation or benefit arrangement;

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make any loan to any current or former director or officer or employee; or

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communicate with any employee or contractor with respect to compensation, benefits or other treatment they will receive following the Effective Time (subject to certain exceptions);

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negotiate or enter into any union recognition agreement, collective bargaining agreement, union agreement or similar agreement with any trade union or representative body other than in the ordinary course and upon reasonable consultation with the Purchaser;

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negotiate, amend, extend, renew or modify in any material respect, voluntarily terminate, waive any material right under, release or assign any material rights under any material contract, or enter into any contract that would be a material contract, or fail to enforce any material breach of any material contract of which it becomes aware, or breach, violate or be in default in any material respect under any material contract without curing such breach, violation or default;

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enter into an agreement that could result in the payment by Trillium or any of its subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated by the Arrangement Agreement, other than any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement;
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make, amend or rescind any material express or deemed tax election;

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settle or compromise any material tax claim, action, litigation, proceeding, arbitration, investigation, audit, controversy, assessment, reassessment or liability;

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amend any tax return in any material respect;

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surrender any right to claim a material tax abatement, reduction, deduction, exemption, credit or refund;

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consent to the extension or waiver of the limitation period applicable to any material tax matter;

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incur any liability for material taxes outside the ordinary course;

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fail to pay any material tax that became due and payable (including any estimated tax payments), except for taxes being disputed in good faith for which adequate reserve has been set aside in accordance with GAAP;

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materially amend or change any of its methods of reporting income, deductions or accounting for income tax purposes, where the result of such action is inconsistent with past practice, the Tax Act, or any other applicable laws;

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make or forgive any loans or advances to any of its officers, directors, employees or agents;

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make a request for a tax ruling or enter into any material agreement with a Governmental Entity with respect to taxes;

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except as disclosed to Purchaser and except for scheduled renewals in the ordinary course, amend, modify or voluntarily terminate, or fail to use commercially reasonable efforts to maintain in effect, any material insurance policy of Trillium or its subsidiaries (subject to certain exceptions);

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sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer any material tangible assets of Trillium or its subsidiaries, except for sales or dispositions of obsolete assets in the ordinary course and permitted liens under the Arrangement Agreement;

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sell, transfer, assign or dispose of any right in any of Trillium’s intellectual property or any intellectual property material to any of its products;

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other than non-exclusive licenses in the ordinary course that are terminable by Trillium without consent, penalty or payment, lease or grant a license of any right in any of its intellectual property or any intellectual property material to any of its products;

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assign or grant a license of any material right in any other intellectual property;

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waive, amend or voluntarily terminate any inbound license in favour of Trillium with respect to any of its intellectual property or any intellectual property material to its products (subject to certain exceptions);

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amend any contract with respect to the use of any of Trillium’s intellectual property;

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amend or waive any rights under any material contract, or enter into any contract that would be a material contract, in each case with respect to Trillium’s products;

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commence or terminate any phase I, phase II, phase III or phase IV human clinical trial, other than those trials and activities as set forth in Trillium’s clinical development plan, or except where such action is required by law or a Governmental Entity;

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waive or materially amend Trillium’s rights in or to, or fail to use reasonable efforts to prosecute or maintain, any of its intellectual property that is registered or the subject of an application for registration in the name of Trillium or one of its subsidiaries;

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waive, release or condition any non-compete, non-solicit, non-disclosure, confidentiality or other restrictive covenant owed to Trillium or its subsidiaries, or enter into any contract which creates any non-competition or material non-solicit obligations for Trillium or its subsidiaries;

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materially change the nature of its business or the business of any of its subsidiaries; or

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authorize, agree, resolve or otherwise commit to do any of the foregoing.

Until the earlier to occur of the consummation of the Arrangement or the termination of the Arrangement Agreement, Trillium will, and will cause its subsidiaries to, in each case to the extent reasonably practicable and permitted under applicable law:
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consult with the Purchaser in connection with any proposed meeting with any regulatory authority relating to its product candidates;

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inform the Purchaser within two business days following receipt of any material communication (written or oral) with or from any regulatory authority relating to its product candidates;

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promptly inform the Purchaser of, and provide the Purchaser with a reasonable opportunity to review, any material filing proposed to be made by or on behalf of Trillium or its subsidiaries, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted, to any regulatory authority by or on behalf of Trillium or its subsidiaries, relating to its product candidates; and

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promptly inform the Purchaser and provide the Purchaser with a reasonable opportunity to comment prior to making any material change to any study, protocol, trial, manufacturing plan or development timeline relating to any of its product candidates (subject to certain exceptions).

Pre-Closing Reorganization
The Arrangement Agreement provides that Trillium will, and will cause each of its subsidiaries to, upon request of the Purchaser, use commercially reasonable efforts to perform such reorganizations of their respective corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (a “Pre-Closing Reorganization”). However, Trillium and its subsidiaries will not be obligated to participate in any Pre-Closing Reorganization unless such Pre-Closing Reorganization:
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can be unwound or reversed in the event the Arrangement is not consummated without adversely affecting Trillium and its subsidiaries (taken as a whole) or the Shareholders (taken as a whole), in any material respect;

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in the reasonable opinion of Trillium, is not prejudicial to Trillium and its subsidiaries (taken as a whole) or the Shareholders (taken as a whole), in any material respect;

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does not reduce the Consideration or change the form of Consideration to be received by the Securityholders;

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would not result in any Canadian taxes being imposed on, or any adverse Canadian tax consequences to, the Shareholders incrementally greater than the taxes to the Shareholders in connection with the Arrangement in the absence of any Pre-Closing Reorganization (other than any such adverse tax consequences resulting from Purchaser’s making of certain United States and Canadian tax elections);

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does not interfere with the ongoing operations of Trillium or its subsidiaries in any material respect;

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does not result in any material breach by Trillium or a subsidiary of any existing contract or commitment by Trillium or a subsidiary or a breach of any law;

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does not impair the ability of Trillium or a subsidiary, as applicable, to consummate, and will not materially delay the consummation of, the Plan of Arrangement;

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does not require Trillium to obtain approval of the Securityholders (other than in respect of the Arrangement Resolution); and

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is requested by the Purchaser by written notice to Trillium at least 15 days prior to the Effective Date.

The Pre-Closing Reorganization is not a condition to the completion of the Arrangement (except to the extent that Trillium is obligated to use commercially reasonable efforts to perform a Pre-Closing

Reorganization on the terms described above), and will not be considered in determining whether a representation, warranty or covenant of Trillium has been breached or if a condition for the benefit of the Purchaser has been satisfied. The Purchaser will be responsible for all reasonable costs and expenses associated with any Pre-Closing Reorganization to be carried out at its request, and if the Arrangement is not completed, will indemnify Trillium for any related costs or liabilities.
Regarding the Arrangement
Pursuant to the Arrangement Agreement, each of Trillium and the Purchaser agreed to specific covenants relating to the Arrangement, including using commercially reasonable efforts to:
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satisfy all of its conditions to closing and carry out the terms of the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by law on it or its subsidiaries with respect to the Arrangement and the Arrangement Agreement;

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except as otherwise provided with respect to certain regulatory approvals, effect all necessary registrations, filings and submissions of information required by Governmental Entities;

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oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it or its subsidiaries is a party challenging the Arrangement or the Arrangement Agreement; and

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not take any action, or refrain from taking any action, or permit any action to be taken or not taken, which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement.

In addition, Trillium agreed to use its commercially reasonable efforts to provide all required notifications and obtain and maintain all third-party consents, waivers or approvals that are required to be provided or obtained under certain material contracts in connection with the Arrangement or in order to maintain such material contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser.
Regulatory Approvals
Trillium and the Purchaser agreed, as promptly as practicable, to make appropriate filings under the HSR Act and the Competition Act with respect to the transactions contemplated by the Arrangement Agreement, and furnish to any additional Governmental Entity initial filing materials in the event the Purchaser reasonably determines that a Regulatory Approval from such Governmental Entity is required. If, prior to the Effective Time, a merger control inquiry is initiated or commenced by a Governmental Entity in any jurisdiction other than the United States or Canada, approval in that jurisdiction will be deemed a condition to the completion of the Arrangement. The parties will, among other things, cooperate in good faith and use their respective commercially reasonable efforts to obtain all Regulatory Approvals in accordance with the terms of the Arrangement Agreement, and promptly inform the other party of any material communications received in respect of obtaining or concluding the Regulatory Approvals.
The Purchaser will, on behalf of the parties, determine and control the strategy for dealing with any Governmental Entity in respect of obtaining or concluding the Regulatory Approvals, and, to the extent permissible, Trillium will use its commercially reasonable efforts to act consistently with such strategy, subject to the Purchaser consulting in advance with, and considering in good faith the views of, Trillium in respect of obtaining or concluding the Regulatory Approvals. Neither the Purchaser nor Trillium will commit to or agree with any Governmental Entity to not consummate the Arrangement for any period of time, or to stay, toll or extend, directly or indirectly, any applicable waiting period under the HSR Act or other applicable antitrust or competition law, and shall not pull and refile any filing made under the HSR Act, in each case without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed).
The obligations of the Purchaser, however, will not include: (1) undertaking or entering into agreements or agreeing to the entry of an order or decree with any Governmental Entity; (2) committing to sell or disposing of, or holding separate or agreeing to sell or otherwise disposing of, assets, categories of assets or business of Trillium, the Purchaser or their respective affiliates; (3) committing to terminate, amending or replacing any existing relationships and contractual rights and obligations of Trillium, the Purchaser or their respective affiliates; (4) terminating any relevant venture or other arrangement of Trillium, the Purchaser or their respective affiliates; or (5) effectuating any other change or restructuring of Trillium, the Purchaser or their respective affiliates.
Each party will bear its own costs of preparing its own pre-merger notifications and similar filings and notices. The Purchaser will be responsible for payment of the applicable fees associated with such Regulatory Approvals.
Access to Information; Confidentiality
Prior to the Effective Time and subject to applicable laws, COVID-19 Measures and the Purchaser’s confidentiality obligations, Trillium will, and will cause its subsidiaries, to provide the Purchaser and its affiliates and representatives, upon reasonable notice and at the Purchaser’s expense, reasonable access to its assets, properties, books and records, contracts and financial and operating data or other information with respect to the personnel, assets or business of Trillium or its subsidiaries as the Purchaser or its representatives may from time to time reasonably request in connection with strategic and integration planning, confirmatory due diligence, or for any other reasons reasonably relating to the transactions contemplated by the Arrangement Agreement. Trillium will not be required to permit access or disclose any information to the Purchaser or its representatives if such disclosure would result in the disclosure of trade secrets of third parties, jeopardize any attorney-client or other legal privilege, violate any obligation with respect to confidentiality, non-disclosure or privacy, or unduly interfere with the conduct of Trillium’s business.
Investigations made by or on behalf of the Purchaser, whether under the terms of the Arrangement Agreement or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by Trillium in the Arrangement Agreement.
Public Communications
Trillium and the Purchaser will cooperate in the preparation of presentations, if any, to Securityholders regarding the Arrangement. Except as contemplated by the Arrangement Agreement, neither party shall issue any press release or make any other public statement or disclosure with respect to the Arrangement Agreement or the Arrangement without the consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), and Trillium shall not make any filing with any Governmental Entity (other than as contemplated in certain sections of the Arrangement Agreement or as required under applicable laws) with respect to the Arrangement Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed). Any party that is required to make disclosure by law with respect to the Arrangement or the Arrangement Agreement shall use its commercially reasonable efforts to give the other party prior notice and a reasonable opportunity for it and its legal counsel to review or comment on the disclosure or filing (other than with respect to confidential information of the disclosing party contained in such disclosure or filing). The party making such disclosure required by law shall give reasonable consideration to any comments made by the other party or its legal counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing. Subject to the other terms of the Arrangement Agreement, Trillium shall have no obligation to consult with the Purchaser prior to making any disclosure related to an Acquisition Proposal or a Change in Recommendation.
Notice and Cure Provisions
Each party shall promptly notify the other party of the occurrence, or failure to occur, of any event or state of facts that would, or would be reasonably expected to:
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cause any of the representations or warranties of such party contained in the Arrangement Agreement to be untrue or inaccurate in any material respect (or in all respects if already qualified by reference to “material”, “Material Adverse Effect” or other concept of materiality) prior to the earlier of the Effective Time or termination of the Arrangement Agreement; or

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result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party prior to or at the Effective Time under the Arrangement Agreement.

Notification provided under these covenants will not affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the Arrangement Agreement.
Neither the Purchaser or Trillium will be permitted to exercise its right to terminate the Arrangement Agreement pursuant to its terms, unless the party seeking to terminate the Arrangement Agreement has delivered a written notice to the other party specifying in reasonable detail all breaches of covenants, or incorrect representations and warranties or other matters which the terminating party asserts as the basis for termination. After delivering such a notice, provided the breaching party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the terminating party may not exercise such termination right if such matter has been cured prior to the earlier of (1) the Outside Date, and (2) the date that is 20 business days following receipt of such notice by the breaching party.
Insurance and Indemnification
Prior to the Effective Date, Trillium shall obtain and fully pay for customary “tail” policies of directors’ and officers’ liability insurance providing protection for not less than six years after the Effective Date and with protection that is no less favorable to the directors and officers in the aggregate to the protection provided by the policies maintained by Trillium and its subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date. However, Trillium will not be permitted to expend for any insurance policies pursuant to the Arrangement Agreement an amount in excess of 300% of the annual premiums currently paid by Trillium for directors’ and officers’ liability insurance in effect as of the date of the Arrangement Agreement.
Furthermore, the Arrangement Agreement provides that the Purchaser shall, and shall cause Trillium and its subsidiaries to, from and after the Effective Date, honor all rights to indemnification or exculpation existing as of the date of the Arrangement Agreement in favour of present and former employees, officers and directors of Trillium and its subsidiaries to the extent that they are now existing and contained in their organizational documents or indemnification agreements disclosed to the Purchaser. Such rights will not be amended or rescinded in a manner adverse to the applicable employee, officer or director and will survive the completion of the Plan of Arrangement and will continue in full force and effect in accordance with their terms for a period of at least six years from the Effective Date.
TSX and NASDAQ Delisting
Subject to applicable law, the Purchaser and Trillium shall use their commercially reasonable efforts to cause the Common Shares to be delisted from the TSX and NASDAQ, with effect promptly following the Effective Time. Prior to the Effective Time, Trillium shall cooperate with the Purchaser and use commercially reasonable efforts to take, or cause to be taken, all actions, and use commercially reasonable efforts to do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the TSX and NASDAQ to cause the delisting of the Common Shares from the TSX and NASDAQ as promptly as practicable after the Effective Time, and in any event no more than ten days following the Effective Time, and deregistration of the Common Shares under the U.S. Exchange Act as promptly as practicable after such delisting.
Rule 16b-3 Matters
Prior to the Effective Time, Trillium will take all actions reasonably necessary or advisable to cause any dispositions of Common Shares and derivative securities with respect to any such Common Shares resulting from the transactions contemplated by the Arrangement Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the U.S. Exchange Act with respect to Trillium immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the U.S. Exchange Act, to the extent permitted by law.

Director Resignations
Prior to the Effective Time, Trillium will use commercially reasonable efforts to cause each of its and its subsidiaries’ directors to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of Trillium or any of its subsidiaries, as applicable.
Section 338(g) Elections
The Purchaser may make, or cause its affiliates to make, any elections under Section 338(g) of the Code (or any similar provision under state, local or non-U.S. law) with respect to the acquisition of Trillium and its subsidiaries pursuant to the Arrangement Agreement as the Purchaser deems appropriate in its sole discretion. Trillium and its subsidiaries shall not to take any action inconsistent with such election. See “Certain U.S. Federal Income Tax Considerations - Section 338(g) Election.”
Qualified Electing Fund Election
The Purchaser will cause Trillium to comply with any procedures allowing existing Shareholders to make an election to treat Trillium or any of its subsidiaries as a “qualified electing fund” under Section 1295 of the Code in effect as of the year of the Effective Date.
Employee Matters
Pursuant to the terms of the Arrangement Agreement, for a period commencing on the Effective Time and ending 12 months after the Effective Time (or on the date the applicable Continuing Employee’s employment terminates, if sooner) the Purchaser has agreed to, or to cause its applicable affiliate to, maintain:
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the same annual base salaries and comparable annual cash incentive opportunities for the Continuing Employees as those in effect for the Continuing Employees immediately prior to the Effective Time; and

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retirement and health and welfare benefits at levels which are, in the aggregate, no less favourable than those in effect for the Continuing Employees immediately prior to the Effective Time.

In addition, the Purchaser has agreed that the Purchaser or its applicable affiliate will treat, and cause the applicable benefit plans to treat, the service of each Continuing Employee with Trillium, its subsidiary or any affiliate of Trillium attributable to any period before the Effective Time as service rendered to the Purchaser or any affiliate of the Purchaser for purposes of eligibility and vesting under the Purchaser’s or any affiliate’s vacation program, health or welfare plan(s) (other than any severance benefit plan) maintained by the Purchaser or any affiliate, and the Purchaser’s or any affiliate’s defined contribution plans, in each case, in which the applicable Continuing Employee participates and which are analogous to benefit plans the applicable Continuing Employee participated in as of the date of the Arrangement Agreement, provided that the foregoing obligation to credit service does not apply for purposes of any “retirement savings contribution” under any Purchaser benefit plan providing 401(k) benefits, retiree medical plan or employee benefit plan, program or policy of Purchaser or the surviving corporation that is grandfathered or frozen, either with respect to level of benefits or participation, or where credit would result in duplication of benefits. In addition and to the extent that any Continuing Employee participates in any health or other group welfare benefit plan of the Purchaser or any affiliate following the Effective Time, the Purchaser or any affiliate shall use commercially reasonable efforts to cause (1) any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar welfare plan of the Purchaser to be waived with respect to the Continuing Employees and their eligible dependents, to the extent waived under the corresponding plan in which the Continuing Employees participated immediately prior to the Effective Time, and (2) any deductibles paid by a Continuing Employee under any of Trillium’s health plans in the plan year in which the Effective Time occurs to be credited towards deductibles under the health plans of the Purchaser or any affiliate of the Purchaser.
Termination of Employee Plans
If Purchaser directs in writing at least ten business days prior to the Effective Time, Trillium or its subsidiaries will terminate certain employee plans of Trillium, effective no later than the business day preceding the Effective Time.

Guarantee of Parent
Under the Arrangement Agreement, Pfizer has agreed to unconditionally and irrevocably guarantee in favour of Trillium the due and punctual payment and performance by the Purchaser of each and every obligation of the Purchaser under the Arrangement Agreement, including the payment of the Consideration payable to the Securityholders and the indemnification obligations, each in accordance with the terms of and subject to the conditions set forth in the Arrangement Agreement and the Plan of Arrangement. Pfizer has agreed to cause the Purchaser or any other affiliate to comply with all of such Person’s obligations under or relating to the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated therein. Finally, Pfizer has agreed that Trillium will not have to proceed first against the Purchaser for such performance before exercising its rights under the guarantee against Pfizer, and Pfizer has agreed to be jointly and severally liable with the Purchaser for all such guaranteed obligations as if it were the principal obligor of such obligations.
Restrictions on Solicitations of Other Offers
Trillium has agreed not to, and to cause its subsidiaries and its and their respective representatives not to, directly or indirectly:
•
solicit, initiate, knowingly facilitate or knowingly encourage (including by furnishing non-public information or providing copies of, access to, or disclosure of, any confidential information of Trillium or any subsidiary, or enter into any form of agreement, arrangement or understanding) any inquiries or proposals or offers that constitute, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

•
knowingly encourage, enter into or otherwise engage or participate in any discussions or negotiations with (or provide any non-public information or data to) any Person (other than the Purchaser) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

•
make a Change in Recommendation;

•
grant any waiver under any standstill or similar agreement with any Person (other than the Purchaser); or

•
accept, approve, endorse, enter into or recommend, or propose publicly to accept, approve, endorse or recommend, any Acquisition Proposal.

Trillium agreed to, and to cause its subsidiaries and their respective representatives to, immediately cease and cause to be terminated any solicitation, knowing encouragement, discussion, negotiation or other activities with any Person (other than the Purchaser and its representatives) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal.
Neither Trillium nor any of its subsidiaries nor any of their respective representatives will, without the prior written consent of the Purchaser, release any person from, or waive, amend, suspend or otherwise modify such person’s obligations respecting Trillium, or any of its subsidiaries, under any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Trillium or any of its subsidiaries is a party. However, Trillium shall not be required to enforce, and shall be permitted to waive, any provision of any such agreement if the Board determines in good faith, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, in which event Trillium may take such actions solely to the extent necessary to permit such person to make a confidential Acquisition Proposal to the Board.
If Trillium receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Trillium or any of its subsidiaries in connection with, or reasonably expected to lead to, such an inquiry, proposal or offer, including information, access or disclosure relating to the assets, properties, facilities, books and records of Trillium or any of its subsidiaries, Trillium agreed to promptly notify the Purchaser, at first orally, and then (and in any event within

24 hours following receipt) in writing, provide the Purchaser with copies of all documents, substantive correspondence and other materials received from or on behalf of such Person and keep the Purchaser fully informed on a current basis of the status of developments and (to the extent permitted under the Arrangement Agreement) negotiations.
If at any time prior to obtaining the Required Securityholder Approval at the Meeting, Trillium receives an unsolicited Acquisition Proposal, Trillium may engage in discussions or negotiations with, or provide copies of, access to or disclosure of information relating to the assets, properties, facilities, books or records of Trillium or any of its subsidiaries to such person making an Acquisition Proposal, if and only if:
•
the Board first determines in good faith, after consultation with its financial and outside legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

•
the person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to any existing confidentiality, standstill or similar restriction to which Trillium is a party;

•
such Acquisition Proposal did not arise as a result of a violation by Trillium of the covenants regarding non-solicitation contained in the Arrangement Agreement in any material respect, and Trillium has been and continues to be in compliance with its obligations under the additional covenants regarding non-solicitation contained in the Arrangement Agreement, in all material respects;

•
Trillium enters into a customary confidentiality and standstill agreement with such Person having terms at least as onerous in all material respects as those set forth in the confidentiality agreement between Trillium and the Purchaser (however, such confidentiality agreement need not prohibit the making of an Acquisition Proposal confidentially to the Board);

•
Trillium has provided the Purchaser with (1) written notice stating Trillium’s intention to participate in such discussions or negotiations and to provide all such copies, access or disclosure relating to the Acquisition Proposal, including the identity of the party making such Acquisition Proposal, and (2) a copy of the confidentiality and standstill agreement referenced in the bullet above; and

•
Trillium promptly (and in any event within 24 hours of delivery) provides the Purchaser with any substantive or material non-public information concerning Trillium and its subsidiaries provided to such other person which was not previously provided to the Purchaser.

The Arrangement Agreement provides that if at any time prior to obtaining the Required Securityholder Approval at the Meeting, Trillium receives an unsolicited Acquisition Proposal that constitutes a Superior Proposal, the Board may authorize Trillium to make a Change in Recommendation and/or enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:
•
subject to the rights of the Board under the Arrangement Agreement to waive any standstill provision, the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to any existing confidentiality, standstill or similar restriction to which Trillium is a party;

•
such Superior Proposal did not arise, directly or indirectly, as a result of a violation by Trillium directly or indirectly of the non-solicitation covenants contained in the Arrangement Agreement in any material respect, and Trillium has been and continues to be in compliance with its obligations under the non-solicitation covenants contained in the Arrangement Agreement in all material respects;

•
Trillium has provided the Purchaser with written notice detailing the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement;

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Trillium has provided the Purchaser with a copy of the proposed definitive agreement for the Superior Proposal and all schedules and exhibits thereto, together with any financing documents supplied to Trillium in connection therewith;

•
at least three business days have elapsed from the date that is the later of the date on which the Purchaser received the notice of the Superior Proposal and the date on which the Purchaser received all of the materials set forth above;

•
after such period, the Board has determined in good faith, after consultation with its legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal, and that failure of the Board to make a Change in Recommendation and/or to enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

•
prior to or concurrently with entering into a definitive agreement with respect to such Superior Proposal, Trillium terminates the Arrangement Agreement and pays a termination fee.

During the period of three business days described above, or such longer period as Trillium may approve:
•
the Purchaser will have the right, but not the obligation, to offer to amend the Arrangement Agreement and the Arrangement;

•
the Board shall review any offer to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine, in consultation with its financial and outside legal advisors, whether the Purchaser’s amended offer, upon acceptance, would cause the Acquisition Proposal to cease to be a Superior Proposal; and

•
if the Board determines that the Acquisition Proposal no longer constitutes a Superior Proposal compared to the Arrangement Agreement and the Arrangement as they are proposed to be amended by the Purchaser, Trillium shall promptly (and in any event within 24 hours) advise the Purchaser, and the parties shall amend the Arrangement Agreement to give effect to such amendments, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

Each successive modification to any Acquisition Proposal that results in an increase to, or a modification of, the consideration to be received by Shareholders or other amendment to the material terms or conditions thereof shall constitute a new Acquisition Proposal for purposes of the requirements under the matching rights described above and the Purchaser will be afforded a new three business day period from the later of the date on which the Purchaser received the notice of the Superior Proposal and the date on which the Purchaser received all of the materials as described above.
Upon the written request of the Purchaser, the Board will promptly reaffirm the Board Recommendation (as defined in the Arrangement Agreement) by press release (but on no more than three occasions per Acquisition Proposal) after any Acquisition Proposal which is not determined by the Board to be a Superior Proposal is publicly announced or the Board determines that a proposed amendment to the terms of the Arrangement Agreement as contemplated above would result in an Acquisition Proposal no longer being a Superior Proposal. Trillium publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of no more than five business days following the formal announcement of such Acquisition Proposal, including a customary “stop-look-and-listen” or similar communication, shall not be considered to be in violation of the Arrangement Agreement if the Board has reaffirmed the Board Recommendation (as defined in the Arrangement Agreement) before the end of such five business day period.
If Trillium provides a notice of a Superior Proposal to the Purchaser after a date that is less than five business days before the Meeting, Trillium may, and shall if directed by the Purchaser acting reasonably, postpone or adjourn the Meeting to a date that is not more than ten business days after the scheduled date of the Meeting, but in any event to a date that is not less than three business days prior to the Outside Date.
Representations and Warranties
The Arrangement Agreement contains customary representations and warranties made by each of Trillium, Pfizer and the Purchaser. The assertions embodied in those representations and warranties are solely for the purposes of the Arrangement Agreement. Many of the parties’ representations and warranties are qualified by knowledge, materiality and/or a “Material Adverse Effect” standard.

The Arrangement Agreement contains customary representations and warranties of Trillium relating to, among other things: corporate existence and power; corporate authorization; execution and delivery of the Arrangement Agreement; governmental authorizations; non-contravention; capitalization; subsidiaries; shareholders’ and similar agreements; Canadian and U.S. securities laws matters; financial statements; auditors; disclosure/internal controls; no undisclosed material liabilities; absence of certain changes; non-arm’s length transactions; no “collateral benefit”; compliance with laws and authorizations; litigation; taxes; employee and labor matters; hostile workplace; employee plans; suppliers, environmental matters; leased real property; personal property; material contracts; regulatory compliance; intellectual property; patents and patent applications; product liabilities; computer systems; cybersecurity; privacy, security and anti-spam; insurance; books and records; restrictions on conduct of business; funds available on termination; no shareholder rights plan; anti-money laundering and anti-corruption; OFAC; customs and international trade laws; and financial advisors.
In addition, the Arrangement Agreement contains customary representations and warranties of Pfizer and the Purchaser, including with respect to, among other things; organization and qualification; corporate authorization; execution and delivery of the Arrangement Agreement; governmental authorizations; non-contravention; litigation; available funds; finders’ fees; ownership of the corporation; and the Investment Canada Act.
Many of Trillium’s representations and warranties are qualified by a “Material Adverse Effect” standard. For purposes of the Arrangement Agreement, “Material Adverse Effect” means any fact, state of facts, change, event, occurrence, effect or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on: (1) the ability of Trillium to consummate the Arrangement by the Outside Date (as the same may be extended under the Arrangement Agreement); or (2) the business, financial condition, results of operations or assets of Trillium and its subsidiaries, taken as a whole, except any such fact, state of facts, change, event, occurrence, effect, or circumstance resulting from or arising in connection with the following (alone or in combination) shall not be taken into account when determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:
•
any fact, state of facts, change, event, occurrence, effect or circumstance affecting the industry in which Trillium and its subsidiaries operate;

•
any change in (1) global, national or regional political conditions (including the outbreak or escalation of war, acts of terrorism or cyberterrorism, or military actions), (2) in general economic, business, political, regulatory or market conditions or in national or global financial or capital markets, or (3) interest rates or currency exchange rates;

•
any change in GAAP (or the implementation of GAAP by any Governmental Entity);

•
any adoption, proposal, implementation or change in law, or in any interpretation of law, by any Governmental Entity;

•
any natural or man-made disaster or act of God (including epidemics, pandemics, disease outbreak (including COVID-19 or any COVID-19 Measures) or other health crisis or public health event), or any escalation or worsening of any of the foregoing;

•
the failure by Trillium or any of its subsidiaries to meet any internal, third party or public projections, forecasts, budgets, guidance or estimates of revenues, earnings, cash flow, cash position, or other financial or operating metrics (however, the cause underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition) or any seasonal fluctuations in Trillium’s results;

•
the announcement or pendency of the Arrangement Agreement and the transactions contemplated thereby, the identity of the Purchaser or the consummation of the transactions contemplated thereby or the Arrangement, including, but limited to, the impact of any of the foregoing on the relationships, contractual or otherwise, with employees, contractors, suppliers, vendors, partners, licensors, licensees, or other business partners (however, this exception shall not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of the Arrangement Agreement or the consummation of the Arrangement and other transactions contemplated thereby or the performance of obligations of Trillium thereunder);
•
any action taken (or omitted to be taken) (1) upon the request of the Purchaser, or with its prior written consent, or (2) which is required to be taken (or omitted to be taken) pursuant to the Arrangement Agreement;

•
any change in the market price or trading volumes of any securities of Trillium or any suspension of trading of Trillium’s securities on NASDAQ or TSX (it being understood that the causes underlying such change in market price or trading volumes may constitute or be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition), or any suspension of trading generally in securities on any securities exchange on which any securities of Trillium trade;

•
any action brought by, or made by, or on behalf of, any current or former stakeholder of Trillium against the Purchaser, Trillium, their affiliates, or any of their directors and officers arising out of the Arrangement Agreement or the transactions contemplated thereby, including actions arising out of the exercise by any person of dissent rights; or

•
any regulatory, preclinical or clinical, competitive, pricing, reimbursement or manufacturing change, occurrence, or effect relating to or affecting any product or product candidate competitive with any of Trillium’s products or product candidates (including, but not limited to, (1) any suspension, rejection, refusal of, or request to refile any regulatory application, filing or approval or delay in obtaining, making or maintaining any such regulatory application, filing or approval with respect to any product or product candidate competitive with any Trillium product or product candidate, (2) any regulatory actions, requests, recommendations, determinations or decisions of any Governmental Entity related to any product or product candidate competitive with any Trillium product or product candidate, (3) any commencement, acceleration, delay, hold or termination of any preclinical or clinical study, trial or test related to any product or product candidate competitive with any Trillium product or product candidate, (4) any results, outcomes, data, adverse events, side effects or safety observations arising from any preclinical or clinical studies, trials or tests related to any product or product candidate competitive with any Trillium product or product candidate, (5) any results, outcomes or data, approval by the FDA or another Governmental Entity, or market entry or threatened market entry of any product or product candidate competitive with any Trillium product or product candidate, and (6) any recommendations, statements, decisions or other pronouncements made, published or proposed by professional medical organizations, payors, Governmental Entities or representatives of any of the foregoing related to any product or product candidate competitive with any Trillium product or product candidate).

With respect to the first five bullets above, if such matter has a disproportionate effect on Trillium and its subsidiaries, taken as a whole, relative to other comparable companies or entities operating in the industries in which Trillium and its subsidiaries operate, the incremental disproportionate impact may be taken into account in determining whether a Material Adverse Effect has occurred. Any references in the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Material Adverse Effect has occurred.
Conditions to the Arrangement
Mutual Conditions Precedent.   The parties to the Arrangement Agreement are not required to consummate and complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the parties to the Arrangement Agreement:
•
The Arrangement Resolution has been approved and adopted by the Required Securityholder Approval at the Meeting and in accordance with the Interim Order.

•
The Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement and have not been set aside or modified in a manner unacceptable to either Trillium or the Purchaser, each acting reasonably, on appeal or otherwise.

•
The Competition Act Approval and the HSR Approval have been obtained, and are in full force and effect, and have not been rescinded or modified.

•
No applicable law or order is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Trillium or the Purchaser from consummating the Arrangement.

•
No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree has been issued by a court of competent jurisdiction and remains in effect which prevents the consummation of the transactions contemplated by the Arrangement Agreement.

Conditions Precedent to the Obligations of the Purchaser.   The Purchaser is not required to consummate and complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which may be waived, in whole or in part, by the Purchaser in its sole discretion:
•
The representations and warranties of Trillium made in the Arrangement Agreement are accurate as of the Effective Time (except for representations and warranties that were made only as of a specified date, which need only be accurate as of such specified date), except that, subject to certain exceptions, any inaccuracies in Trillium’s representations and warranties will be disregarded if such inaccuracies (disregarding materiality and Material Adverse Effect qualifiers in the related representations and warranties), individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

•
Trillium has fulfilled or complied in all material respects with each of the covenants of Trillium contained in the Arrangement Agreement.

•
There is no legal action or proceeding pending brought by any Governmental Entity that is reasonably likely to (1) prohibit, restrict or enjoin the ownership or operation by the Purchaser of the business or assets of Trillium and its subsidiaries, taken as a whole, or (2) compel the Purchaser to dispose of or hold separate any material portion of the business or assets of Trillium and its subsidiaries, taken as a whole, in each case as a result of the Arrangement.

•
Since the date of the Arrangement Agreement, no Material Adverse Effect has occurred and been continuing.

•
The delivery by Trillium of certain other customary closing deliverables and certificates.

Conditions Precedent to the Obligations of Trillium.   Trillium is not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions are for the exclusive benefit of Trillium and may be waived, in whole or in part, by Trillium in its sole discretion:
•
The representations and warranties of the Purchaser and Pfizer made in the Arrangement Agreement are accurate as of the Effective Time (except for representations and warranties that were made only as of a specified date, which need only be accurate as of such specified date), except that, subject to certain exceptions, any inaccuracies in such representations and warranties will be disregarded if such inaccuracies (disregarding materiality qualifiers in the related representations and warranties), individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of the Purchaser to complete the Arrangement in accordance with the terms of the Arrangement Agreement.

•
The Purchaser has fulfilled or complied in all material respects with each of the covenants of the Purchaser contained in the Arrangement Agreement.

•
Subject to obtaining the Final Order and the satisfaction or waiver of the other conditions precedent contained in the Arrangement Agreement in its favour, the Purchaser having deposited or caused to be deposited in escrow in accordance with the terms of the Arrangement Agreement, the funds required to effect payment in full of the aggregate Consideration to be paid pursuant to the Arrangement.

•
The delivery by the Purchaser of certain other customary closing deliverables and certificates.

Termination
The Arrangement Agreement may be terminated prior to the Effective Time by:
•
the mutual written agreement of the parties;

•
either Trillium, on the one hand, or the Purchaser, on the other hand, on written notice to the other parties if:

•
The Required Securityholder Approval is not obtained at the Meeting in accordance with the Interim Order;

•
After the date of the Arrangement Agreement, any law or order is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Trillium or the Purchaser from consummating the Arrangement, and such law or order has, if applicable, become final and non-appealable (however, the party seeking to terminate the Arrangement Agreement shall not have the right to terminate if such party’s failure to fulfill any obligation under the Arrangement Agreement shall have been a material cause of the occurrence or continuation of the occurrence of such restraint or illegality); or

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The Effective Time does not occur on or prior to the Outside Date (however, a party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such party of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement (other than those covenants or conditions which by their terms are to be satisfied at the Effective Time));

•
Trillium, on written notice to the Purchaser if:

•
A breach of any representation or warranty of, or failure to perform any covenant or agreement by, the Purchaser under the Arrangement Agreement occurs that would cause any conditions of the relevant sections of the Arrangement Agreement not to be satisfied, and the breach or failure is incapable of being cured on or prior to the Outside Date or is not cured (provided that Trillium is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any condition in the relevant sections of the Arrangement Agreement not to be satisfied);

•
Prior to obtaining the Required Securityholder Approval, the Board authorizes Trillium to enter into a definitive written agreement (other than a confidentiality agreement permitted under the Arrangement Agreement) with respect to any Superior Proposal, subject to Trillium being in material compliance with the non-solicitation covenants in the Arrangement Agreement and, prior to or concurrent with such termination, paying the termination fee in accordance with the Arrangement Agreement; or

•
The conditions in the Arrangement Agreement have been satisfied or waived by the applicable party or parties (excluding the condition for Purchaser to deposit the Consideration with the Depositary and the conditions that, by their terms, cannot be satisfied until the Effective Date, in which case, there is no state of facts or circumstances then existing that would cause such conditions not to be satisfied) and the Purchaser has failed to comply with its obligations under the Arrangement Agreement to provide the Depositary sufficient funds in order to satisfy the aggregate Consideration payable to the Securityholders as provided for in the Plan of Arrangement;

•
the Purchaser, on written notice to Trillium if:

•
A breach of any representation or warranty of, or failure to perform any covenant or agreement by, Trillium under the Arrangement Agreement occurs that would cause any conditions of the relevant sections of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of the Arrangement Agreement (provided that the Purchaser is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any conditions of the relevant sections of the Arrangement Agreement not to be satisfied);

•
Prior to obtaining the Required Securityholder Approval: (1) the Board makes a Change in Recommendation (which includes Trillium publicly taking a neutral position or no position with respect to an Acquisition Proposal for a period of more than five business days after public announcement of an Acquisition Proposal); (2) the Board approves or recommends any Acquisition Proposal; (3) the Board approves, recommends or authorizes Trillium to enter into a written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted under the Arrangement Agreement); or (4) Trillium publicly announces the intention to do any of the foregoing; or

•
Since the date of the Arrangement Agreement, there has occurred a Material Adverse Effect that is continuing and incapable of being cured on or prior to the Outside Date.

Termination Fee
Trillium will be required to pay a termination fee of $83,235,000 if the Arrangement Agreement is terminated:
•
by Trillium, prior to obtaining the Required Securityholder Approval, if the Board authorizes Trillium to enter into a definitive written agreement with respect to any Superior Proposal;

•
by the Purchaser, as a result of a material breach by Trillium of the non-solicitation covenants in the Arrangement Agreement;

•
by the Purchaser, if (1) the Board makes a Change in Recommendation (which includes Trillium publicly taking a neutral position or no position with respect to an Acquisition Proposal for a period of more than five business days after public announcement of an Acquisition Proposal); (2) the Board approves or recommends any Acquisition Proposal; (3) the Board approves, recommends or authorizes Trillium to enter into a written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted under the Arrangement Agreement); or (4) Trillium publicly announces the intention to do any of the foregoing; or

•
by Trillium or the Purchaser if the Required Securityholder Approval is not obtained or if the Effective Time has not occurred on or prior to the Outside Date (but in the case of a termination by Trillium, only if the right to terminate the Arrangement Agreement pursuant to that section is then available to the Purchaser) if: (1) at the time of such termination, Trillium is not entitled to terminate the Arrangement Agreement pursuant to the Purchaser’s failure to fund the transaction; (2) prior to the date of the Meeting, an Acquisition Proposal is made or publicly announced by any person and such Acquisition Proposal is not subsequently publicly withdrawn; and (3) within 12 months of such termination, Trillium completes an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (2) above) or enters into a definitive written agreement in respect of an Acquisition Proposal that is subsequently completed (provided that, for the purpose of determining whether a termination fee is payable, references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be “50%”).

In the event that Trillium is obligated to pay the termination fee and the termination fee is paid, Trillium shall not have any further liability to the Purchaser relating to or arising out of the Arrangement Agreement or the failure to complete the Arrangement (subject to certain exceptions).
Fees and Expenses
Except as otherwise provided in the Arrangement Agreement, each party will pay all out-of-pocket third party transaction expenses incurred by such party in connection with the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated therein, including fees, costs and expenses incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, whether or not the Arrangement is completed.
Injunctive Relief
Subject to the terms and conditions set forth in the Arrangement Agreement, Trillium and the Purchaser are entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Arrangement Agreement and to enforce specifically the terms of the Arrangement Agreement, in addition to any other remedy to which they are entitled at law or in equity.
Amendments
The Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, be amended by mutual written agreement of the parties, subject to the Plan of Arrangement, the Interim Order and the Final Order, and any such amendment may, without limitation:
•
change the time for performance of any obligations or acts of the parties;

•
waive any inaccuracies or modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

•
waive any inaccuracies or modify any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the parties; and/or

•
modify conditions contained in the Arrangement Agreement.

However, no such amendment may reduce or materially adversely affect the Consideration to be received by Securityholders without approval of the affected Securityholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.
Governing Law
The Arrangement Agreement is governed by and will be interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

PRINCIPAL LEGAL MATTERS
Court Approval and Completion of the Arrangement
The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this Information Circular, Trillium obtained the Interim Order providing for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached hereto as Appendix D of this Information Circular. A copy of the notice of hearing of petition in respect of the hearing of Trillium’s application for the Final Order is attached hereto as Appendix H.
Subject to the approval of the Arrangement Resolution by the Required Securityholder Approval at the Meeting and the terms of the Interim Order, the hearing of Trillium’s application for the Final Order is expected to take place on [•], 2021 via teleconference at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time by any method as the Court may direct and the parties agree. Any Securityholder or interested party who wishes to participate, appear, to be represented, and to present evidence or arguments at the hearing must file and serve a Response to Petition and satisfy the other requirements of the Court, as directed in the Interim Order attached hereto as Appendix D and as the Court may direct in the future. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the Interim Order will be given notice of the new date. Participation in the hearing of Trillium’s application for the Final Order, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.
The Court has broad discretion under the BCBCA when making orders with respect to arrangements. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. If any such amendments are made, depending on the nature of the amendments, the parties to the Arrangement Agreement may not be obligated to complete the transactions contemplated in the Arrangement Agreement. For more information, see the section entitled “The Arrangement Agreement — Termination” beginning on page [•] of this Information Circular.
Assuming that the Final Order is granted, and the other conditions precedent to closing are satisfied or waived to the extent legally permissible, the Arrangement will become effective as promptly as practicable and in any event within five business days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement. See “The Arrangement Agreement — Conditions to the Arrangement”.
Although Trillium’s, Pfizer’s and the Purchaser’s objective is to have the Effective Date occur as soon as possible after the Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in satisfying the other conditions to the completion of the Arrangement, including obtaining applicable regulatory approvals and clearances.
Canadian Securities Law Matters
Trillium is a reporting issuer in each of the provinces of British Columbia, Alberta, Manitoba, Ontario and Nova Scotia and, accordingly, is subject to applicable Canadian securities laws in each of those provinces. In addition, some provincial securities regulatory authorities have adopted MI 61-101 and, accordingly, Trillium is subject to MI 61-101. MI 61-101 is intended to regulate insider bids, issuer bids, business combinations and related party transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding interested or related parties and, in certain instances, independent valuations and approval and oversight of the transaction by a special committee of independent directors.
The Arrangement does not constitute an insider bid, issuer bid or a related party transaction under MI 61-101, but the protections of MI 61-101 also apply to “business combinations” (as defined in MI 61-101)

that may terminate the interests of equity securityholders without their consent. A plan of arrangement will constitute a “business combination” if, at the time the transaction is entered into, a related party of an issuer (such as a director or senior officer, among other parties) is entitled to receive a “collateral benefit” (as defined in MI 61-101), directly or indirectly, as a consequence of the transaction.
A “collateral benefit”, as defined in MI 61-101, includes any benefit that a related party of Trillium (which includes the directors and executive officers of Trillium) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of Trillium. However, such a benefit will be deemed not to constitute a “collateral benefit” if the benefit is received solely in connection with the related party’s services as an employee, director or consultant of Trillium or an affiliated entity and: (1) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for the Trillium Securities relinquished under the Arrangement; (2) the conferring of the benefit is not, by its terms, conditional on the related party supporting the Arrangement in any manner; (3) full particulars of the benefit are disclosed in this Information Circular; and (4) either (A) at the time the Arrangement was agreed to, the related party and its associated entities beneficially owned or exercised control or direction over less than 1% of the outstanding Shares, or (B) (x) the related party disclosed to the Transaction Committee the amount of consideration that the related party expects it will be beneficially entitled to receive, under the terms of the Arrangement, in exchange for the Trillium Securities beneficially owned by the related party, (y) the Transaction Committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value referred to in (B)(x), and (y) the Transaction Committee’s determination is disclosed in this Information Circular.
In the case of the Arrangement, the acceleration of the vesting of the Options held by certain directors and executive officers; the cash payments to be received for such Options; the acceleration of the vesting of the DSUs held by certain directors; the cash payments to be received for such DSUs; and the enhanced termination benefits, transaction bonuses, and change of control awards payable to certain executive officers in accordance with the terms of their employment agreements and/or any other agreement with Trillium are benefits which could, subject to the availability of any of the aforementioned exceptions to the definition, constitute “collateral benefits” for the purposes of MI 61-101. See “The Arrangement — Interest of Directors and Officers in the Arrangement”.
In considering the interests of the directors and executive officers of Trillium noted above, the Transaction Committee considered that the benefits were not conferred to increase the consideration paid to them for their Shares and/or Warrants nor were benefits conferred as a condition of their supporting the Arrangement. To the knowledge of Trillium, no director or executive officer of Trillium beneficially owns or exercises control or direction over 1% or more of the Shares. Accordingly, the benefits noted above do not constitute a “collateral benefit” for purposes of MI 61-101 for any such individual.
In light of the foregoing, the Arrangement does not constitute a “business combination” under MI 61-101 and, accordingly, is not subject to the minority approval or valuation requirements therein. Accordingly, no votes are required to be excluded on the Arrangement Resolution, which means that Pfizer and its affiliates will be entitled to vote their Shares on the Arrangement Resolution and have such Shares be included for determining the Required Securityholder Approval.
Furthermore, Trillium is not required to obtain a formal valuation under MI 61-101 as no “interested party” (as defined in MI 61-101) of Trillium is: (1) as a consequence of the Arrangement, directly or indirectly acquiring Trillium or its business or combining with Trillium; or (2) a party to any “connected transaction” (as such term is defined in MI 61-101) to the Arrangement which is a “related party transaction” (as such term is defined in MI 61-101) for which Trillium would be required to obtain a formal valuation under MI 61-101.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary, as of the date hereof, of the principal Canadian federal income tax considerations generally applicable to the disposition of Shares or Warrants under the Arrangement by a Securityholder who is the beneficial owner of such Shares or Warrants, did not acquire such Shares or Warrants on the exercise of an Option or pursuant to any other equity-based employment compensation plan, and, for purposes of the Tax Act, and at all relevant times, deals at arm’s length with Trillium, the Purchaser and Pfizer and is not affiliated with Trillium, the Purchaser or Pfizer, and disposes of such Shares or Warrants under the Arrangement (a “Holder”).
This summary is based on the facts set out in this Information Circular, the current provisions of the Tax Act and counsel’s understanding of the current administrative policies and assessing practices of the Canada Revenue Agency made publicly available in writing prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form, or at all. This summary, except for the Tax Proposals, does not take into account or anticipate any changes in law or administrative practice or policies, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.
This summary is not applicable to: (a) a Holder that is a “financial institution” (for the purposes of the “mark-to-market” rules) or a “specified financial institution”, each as defined in the Tax Act; (b) a Holder an interest in which would be a “tax shelter investment” within the meaning of the Tax Act; (c) a Holder whose “functional currency” for the purposes of the Tax Act is the currency of a country other than Canada; (d) a Holder that has entered into a “derivative forward agreement” or a “synthetic disposition arrangement” in respect of its Shares or Warrants within the meaning of the Tax Act. In addition, this summary does not address the deductibility of interest by a Holder who has borrowed money or otherwise incurred debt in connection with the acquisition of Shares or Warrants. All such Holders should consult their own tax advisors.
This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Securityholders are urged to consult their own tax advisors for advice regarding the income tax consequences to them of disposing of their Shares or Warrants under the Arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.
Holders Resident in Canada
The following portion of the summary is generally applicable to a Holder who, for purposes of the Tax Act and any applicable income tax treaty or convention, and at all relevant times, is resident or deemed to be resident in Canada and holds its Shares or Warrants as capital property (a “Resident Holder”).
Shares or Warrants will generally be considered capital property to a Resident Holder unless the Resident Holder holds such Shares or Warrants in the course of carrying on a business or the Resident Holder acquired such Shares or Warrants in a transaction or transactions considered to be an adventure or concern in the nature of trade. Certain Resident Holders whose Shares might not otherwise be considered capital property may, in certain circumstances, make an irrevocable election in accordance with Subsection 39(4) of the Tax Act to have the Shares and all other “Canadian securities” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made, and in all subsequent taxation years, deemed to be capital property. This election does not apply to the Warrants. Resident Holders should consult with their own tax advisors if they contemplate making such an election.
Disposition of Shares or Warrants under the Arrangement.   Under the Arrangement, Resident Holders (other than a Resident Holder who validly dissents from the Arrangement (a “Dissenting Resident Holder”)) will be deemed to assign and transfer their Shares or Warrants to the Purchaser. Shareholders will receive the applicable Consideration, as may be adjusted, for each Share. Warrant Holders will elect to receive either a cash payment by or on behalf of Trillium equal to the amount by which the applicable Consideration, in respect of each Warrant, exceeds the exercise price per Share of such Warrant, subject to applicable withholdings and other source deductions, or a cash payment by or on behalf of Trillium equal to the Black Scholes value of such Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), in respect of each Warrant, subject to applicable withholdings and other source deductions, and such Warrant shall be cancelled. As a result, the Resident Holder will generally realize a capital gain (or a capital loss) equal to the amount by which the aggregate Consideration, as adjusted, exceeds (or is less than) the total of: (1) the aggregate adjusted cost base to the Resident Holder of such Shares or Warrants immediately before the disposition; and (2) any reasonable costs of disposition. The taxation of capital gains and capital losses is discussed below under the heading “Capital Gains and Capital Losses”.
Dissenting Resident Holders of Shares or Warrants.   A Dissenting Resident Holder will be deemed to have assigned and transferred such Dissenting Resident Holder’s Shares or Warrants to the Purchaser in consideration for a debt claim against the Purchaser for the amount determined under Article 5 of the Plan of Arrangement. Such Dissenting Resident Holder will realize a capital gain (or capital loss) to the extent that such consideration (other than any portion thereof that is interest awarded by a court) exceeds (or is less than) the total of (1) the aggregate of the adjusted cost base of the Shares or Warrants to the Dissenting Resident Holder and (2) any reasonable costs of the disposition. See “— Taxation of Capital Gains and Capital Losses”.
A Dissenting Resident Holder will be required to include in computing its income for a taxation year any interest awarded by a court in connection with the Arrangement.
Taxation of Capital Gains and Capital Losses.   Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in the year. Allowable capital losses for a taxation year in excess of taxable capital gains in that year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years to the extent and in the circumstances described in the Tax Act.
In the case of a Resident Holder that is a corporation, the amount of any capital loss otherwise resulting from the disposition of Shares may be reduced by the amount of dividends previously received or deemed to be received on the Shares or on shares substituted for such Shares, to the extent and under the circumstances prescribed in the Tax Act. Similar rules may apply where a Resident Holder is a partnership or trust of which a corporation, trust or partnership is a member or beneficiary, as the case may be. Resident Holders to whom these rules may be relevant should consult their own tax advisors.
Additional Refundable Tax.   A Resident Holder, including a Dissenting Resident Holder, that is throughout the relevant taxation year a “Canadian-controlled private corporation” as defined in the Tax Act may be liable to pay an additional refundable tax of 10 2∕3% on its “aggregate investment income” (as defined in the Tax Act) for the year which will include taxable capital gains and interest.
Minimum Tax.   Capital gains realized by a Resident Holder that is an individual or trust, other than certain specified trusts, may give rise to minimum tax under the Tax Act. Resident Holders should consult their own advisors with respect to the application of the minimum tax.
Holders Not Resident in Canada
The following portion of the summary is generally applicable to a Holder who, for the purposes of the Tax Act and any applicable income tax treaty or convention, and at all times while they hold the Shares or Warrants, is not and has not been a resident or deemed to be a resident of Canada and does not use or hold, and is not deemed to use or hold the Shares or Warrants in connection with carrying on a business in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, apply to a non-resident that is an insurer carrying on business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.

Disposition of Shares or Warrants under the Arrangement.   A Non-Resident Holder will generally not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the disposition of Shares or Warrants to the Purchaser under the Arrangement unless such Shares or Warrants constitute “taxable Canadian property” to the Non-Resident Holder for purposes of the Tax Act, and the gain is not exempt from tax pursuant to the terms of an applicable tax treaty.
Provided that the Shares are listed on a designated stock exchange (which includes the TSX) at the time of disposition, such Shares and Warrants will not constitute taxable Canadian property to a Non-Resident Holder at such time unless, at any time during the sixty-month period immediately preceding the disposition the following two conditions are met concurrently: (a) (i) the Non-Resident Holder, (ii) Persons with whom the Non-Resident Holder does not deal at arm’s length, (iii) partnerships in which the Non-Resident Holder or any Person described in (ii) holds an interest directly or indirectly through one or more partnerships, or (iv) the Non-Resident Holder together with all Persons described in (ii) and (iii), owned 25% or more of any class or series of shares of Trillium; and (b) more than 50% of the fair market value of the Shares was derived, directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act), or options or interests in respect of such property, whether or not such property exists. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, Shares which are not otherwise taxable Canadian property could be deemed to be taxable Canadian property. Non-Resident Holders who hold or may hold Shares or Warrants as taxable Canadian property should consult their own tax advisors.
Even if such Shares or Warrants are taxable Canadian property to a Non-Resident Holder, a taxable capital gain resulting from the disposition of such Shares will not be included in computing the Non-Resident Holder’s income for purposes of the Tax Act if the Shares or Warrants constitute “treaty-protected property” for the purposes of the Tax Act. Shares or Warrants owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such Shares or Warrants would, because of an applicable income tax treaty, be exempt from tax under the Tax Act.
In the event that Shares or Warrants constitute taxable Canadian property and are not treaty-protected property to a particular Non-Resident Holder, the tax consequences as described above under the headings “— Holders Resident in Canada — Disposition of Shares or Warrants under the Arrangement” and “ — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” will generally apply.
Dissenting Non-Resident Holders.   A Non-Resident Holder of Shares or Warrants who validly dissents from the Arrangement (a “Dissenting Non-Resident Holder”) will be deemed to have assigned and transferred such Dissenting Non-Resident Holder’s Shares or Warrants to the Purchaser in consideration for a debt claim against the Purchaser for the amount determined under Article 5 of the Plan of Arrangement.
Dissenting Non-Resident Holders will generally be subject to the same treatment described above under the heading “— Holders Resident in Canada — Disposition of Shares or Warrants under the Arrangement”. Interest paid or deemed to have been paid to a Dissenting Non-Resident Holder will not be subject to Canadian withholding tax.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations relating to the Arrangement that may be relevant to U.S. Shareholders, as defined below, whose Shares are exchanged for Consideration in the Arrangement. This summary is for general information only and is not tax advice. This summary is based on the Code, U.S. Treasury regulations (“Regulations”) promulgated or proposed thereunder and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to differing interpretation and to change, possibly with retroactive effect. This summary assumes that a Shareholder holds its Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This summary does not address all of the U.S. federal income tax considerations that may be relevant to specific Shareholders in light of their particular circumstances or to Shareholders subject to special treatment under U.S. federal income tax law, such as banks or other financial institutions, insurance companies, dealers in securities or other Shareholders that generally mark their securities to market for U.S. federal income tax purposes, tax-exempt entities (including private foundations), retirement plans, regulated investment companies, real estate investment trusts, subchapter S corporations, partnerships or other pass-through entities for U.S. federal income tax purposes and persons who hold Shares through such partnerships or other pass-through entities, controlled foreign corporations, passive foreign investment companies, certain former citizens or residents of the United States, Shareholders that hold Shares as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, persons that own or have owned within the past five years (or are deemed to own or to have owned within the past five years) 10% or more of the outstanding Shares, Shareholders that exercise their Dissent Rights, U.S. Shareholders that have a “functional currency” other than the U.S. dollar or persons who acquired their Shares pursuant to or in connection with options or other compensation arrangements. This summary also does not address certain U.S. federal income tax considerations that may be relevant to U.S. Warrant Holders. U.S. Warrant Holders should consult their tax advisors regarding the U.S. federal income tax considerations relating to the Arrangement. This summary does not address any U.S. state or local or non-U.S. tax considerations or any U.S. federal estate, gift or alternative minimum tax considerations.
As used in this section, the term “U.S. Person” means: (i) a citizen or individual resident of the United States; (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. Persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a U.S. Person.
As used in this section, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is a U.S. Person.
If an entity treated as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax considerations relating to the Arrangement generally will depend upon the status and activities of such entity and the particular partner. Any such entity should consult its tax advisor regarding the U.S. federal income tax considerations applicable to it and its partners relating to the Arrangement.
No ruling has been or will be sought from the U.S. Internal Revenue Service (the “IRS”) with respect to any of the U.S. federal income tax considerations discussed below, and no assurance can be given that the IRS will not take a position contrary to the discussion below, or that a court will not sustain any challenge by the IRS in the event of litigation.
Receipt of Cash
Subject to the discussion below under the heading “— Passive Foreign Investment Company Considerations” (including if (i) a Shareholder has made a timely and effective QEF election or (ii) if Trillium has not been a PFIC during the entire period of a Shareholder’s ownership), upon the receipt of cash by a U.S. Shareholder in exchange for Shares pursuant to the Arrangement, a U.S. Shareholder will realize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount realized on the exchange and the U.S. Shareholder’s adjusted tax basis in the Shares. Gain or loss will be determined separately for each block of Shares (i.e., Shares acquired at the same time and cost).

Such gain will be capital gain or loss, and will generally be long-term capital gain or loss if the Shares have been held for more than one year. Long-term capital gain realized by certain non-corporate U.S. Shareholders, including individuals, generally is subject to taxation at a preferential rate. The deductibility of capital losses is subject to limitations.
Passive Foreign Investment Company Considerations
A non-U.S. corporation is considered to be a passive foreign investment company (“PFIC”) for any taxable year if either at least 75% of its gross income is passive income or at least 50% of the value of its assets (based on an average of the quarterly values of the assets) during such year is attributable to assets that produce passive income or are held for the production of passive income. If Trillium is classified as a PFIC in any year with respect to which a U.S. Shareholder owns Shares, Trillium will continue to be treated as a PFIC with respect to such U.S. Shareholder in all succeeding years during which the U.S. Shareholder owns the Shares, regardless of whether Trillium continues to meet the tests described above, unless Trillium ceases to be a PFIC and the U.S. Shareholder has made a “qualified electing fund” election (a “QEF Election”) along with a “deemed sale” election under the PFIC rules. If such a deemed sale election is made, a U.S. Shareholder will be deemed to have sold the Shares at their fair market value on the last day of the taxable year Trillium satisfied the PFIC tests described above, and any gain from such deemed sale would be subject to the rules applicable to U.S. Shareholders who have made a QEF Election described below. After the deemed sale election, so long as Trillium does not become a PFIC in a subsequent taxable year, the U.S. Shareholder’s Shares with respect to which such election was made will not be treated as shares in a PFIC, and the U.S. Shareholder will not be subject to the rules described below with any gain from the Arrangement.
Trillium believes that it was classified as a PFIC for the taxable years ended December 31, 2020, 2019 and 2018. Our PFIC status is based on our income, assets, and activities for the entire taxable year, and it is therefore not possible to finally determine whether Trillium will satisfy the PFIC income or asset test discussed above for the taxable year of the Arrangement until after the close of such year. Furthermore, as discussed below under the heading “— Section 338(g) Election,” it is possible that the Purchaser will make a Section 338(g) Election (as defined below), in which case, any income deemed earned by Trillium as a result of the Purchaser making a Section 338(g) Election would be taken into account for purposes of the PFIC income test for its taxable year that ends on the Effective Date.
If Trillium is or was a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Shareholder, and the U.S. Shareholder did not make either a timely QEF Election for Trillium’s first taxable year as a PFIC in which the U.S. Shareholder held (or was deemed to hold) such Shares, a QEF Election along with a deemed sale election, or a mark-to-market election, such U.S. Shareholder generally will be required to report any gain recognized in the Arrangement as ordinary income, rather than as capital gain, and to compute the tax liability on any gain recognized in respect of the Shares as if such items had been earned ratably over each day in the U.S. Shareholder’s holding period (or a portion thereof) for the Shares. The amounts allocated to the taxable year of the Arrangement and to years before Trillium became a PFIC would be taxed as ordinary income. The amount allocated to prior taxable years in which Trillium was classified as a PFIC would be subject to tax at the highest rate in effect for that taxable year for individuals or corporations, as appropriate, and an interest charge would be imposed on the tax attributable to the allocated amount. U.S. Shareholders would not be able to offset any gain recognized in the Arrangement with capital losses.
QEF Election
A U.S. Shareholder may avoid the PFIC tax consequences described above in respect to the Shares by making a timely and valid QEF Election (or a QEF Election along with a deemed sale election). A U.S. Shareholder that has made a valid QEF Election generally will be required to include in income its pro rata share of net capital gains of Trillium (as capital gain) and Trillium’s other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Shareholder in which or with which Trillium’s taxable year ends if Trillium is treated as a PFIC for that taxable year. As a result, except as described below, if a U.S. Shareholder has made a valid QEF Election, such U.S. Shareholder generally will recognize capital gain or loss on the disposition of its Shares pursuant to the Arrangement.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. Trillium (1) will use commercially reasonable efforts to make available to U.S. Shareholders, upon their written request after the end of the tax year that includes the Effective Date, information as to our status as a PFIC, and (2) if Trillium is a PFIC, provide to U.S. Shareholders, upon written request, all information and documentation that a U.S. Shareholder making a QEF Election with respect to Trillium is required to obtain for U.S. federal income tax purposes. Trillium may elect to provide such information on its website.
Mark-to-Market Election
A U.S. Shareholder may make a mark-to-market election with respect to its Shares only if our Shares are marketable stock. Our Shares generally will be “marketable stock” if our Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to Section 11A of the U.S. Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (1) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (2) the rules of such foreign exchange effectively promote active trading of listed stocks. If such stock is traded on such a qualified exchange or other market, such stock generally will be “regularly traded” for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Our Common Shares are currently traded on NASDAQ, a national securities exchange in the United States which is registered with the SEC. We believe that our Common Shares were “regularly traded” in the first and second calendar quarters of 2021 and we expect that our Common Shares will be “regularly traded” up and until the Effective Date. U.S. Shareholders should consult their own tax advisors regarding the marketable stock rules.
A U.S. Shareholder that makes a mark-to-market election with respect to its Shares generally will not be subject to PFIC rules discussed above with respect to such Shares. However, if a U.S. Shareholder does not make a mark-to-market election beginning in the first tax year of such U.S. Shareholder’s holding period for our Shares for which we are a PFIC or such U.S. Shareholder has not made a timely QEF Election, the PFIC rules discussed above will apply to certain dispositions of, and distributions on, our Shares.
A U.S. Shareholder that makes a mark-to-market election will include in ordinary income, for each tax year in which we are a PFIC, an amount equal to the excess, if any, of (a) the fair market value of our Shares, as of the close of such tax year over (b) such U.S. Shareholder’s adjusted tax basis in such Shares. A U.S. Shareholder that makes a mark-to-market election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Shareholder’s adjusted tax basis in our Shares, over (b) the fair market value of such Shares (but only to the extent of the net amount of previously included income as a result of the mark-to-market election for prior tax years).
A U.S. Shareholder that makes a mark-to-market election generally also will adjust such U.S. Shareholder’s tax basis in our Shares to reflect the amount included in gross income or allowed as a deduction because of such mark-to-market election. Upon a sale or other taxable disposition of our Shares, a U.S. Shareholder that has a valid mark-to-market election in effect will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such mark-to-market election for prior tax years over (b) the amount allowed as a deduction because of such mark-to-market election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Regulations.
Section 338(g) Election
The Arrangement Agreement permits the Purchaser to make an election under Section 338(g) of the Code (a “Section 338(g) Election”) with respect to its acquisition of Shares. If the Purchaser were to make such a Section 338(g) Election, Trillium would be treated, for U.S. federal income tax purposes, as if it had sold all of its assets to Purchaser. For U.S. federal income tax purposes, Trillium would recognize income gain or loss on such deemed sale of its assets and its taxable year would end as of the Effective Date.

The gross income, gain or loss, caused by a Section 338(g) election would be taken into account for purposes of the PFIC income test for the taxable year ended on the Effective Date. Depending on the amount and nature of the gain recognized, such inclusion could result in Trillium no longer being considered a PFIC with respect to U.S. Shareholders who have made a QEF Election and deemed sale election. If Trillium satisfies the PFIC income or asset test for the taxable year ending on the Effective Date after taking into account the deemed asset sale, a U.S. Shareholder with a valid QEF Election and deemed sale election would be required to include in its income any ordinary earning and net capital gain resulting from the deemed sale of Trillium’s assets (in addition to any other ordinary earnings and net capital gain recognized by Trillium for the taxable year ending on the Effective Date). Any amounts so included under a U.S. Shareholder’s QEF Election would increase the adjusted tax basis of such U.S. Shareholder’s Shares for purposes of determining the amount of gain or loss recognized on the receipt of cash for Shares under the Arrangement.
Each U.S. Shareholder should consult its tax advisor regarding the U.S. federal income tax consequences of the Purchaser making a Section 338(g) Election with respect to the Arrangement.
Medicare Tax
In addition to regular U.S. federal income tax, certain U.S. Shareholders that are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income,” which may include payments made to a U.S. Shareholder pursuant to the Arrangement.
Information Reporting Backup Withholding
Information reporting and backup withholding generally will apply to payments to a Shareholder pursuant to the Arrangement, unless such Shareholder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. Any payment to a U.S. Shareholder that is subject to information reporting generally will also be subject to backup withholding, unless such U.S. Shareholder provides the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption.
Certain stockholders (including corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Shareholder’s U.S. federal income tax liability if the required information is furnished by such U.S. Shareholder on a timely basis to the IRS.
THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE POTENTIAL TAX CONSEQUENCES OF THE ARRANGEMENT. EACH SHAREHOLDER SHOULD CONSULT ITS TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS RELATING TO THE ARRANGEMENT IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES. NOTHING IN THIS SUMMARY IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

RISK FACTORS
In evaluating whether to approve the Arrangement Resolution, Securityholders should carefully consider the following risk factors. Additional risks and uncertainties, including those currently unknown to or considered immaterial by Trillium may also adversely affect the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. See also “Cautionary Note Regarding Forward-Looking Statements”.
Completion of the Arrangement is subject to a number of conditions that must be satisfied or waived.
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside of the control of Trillium, Pfizer and the Purchaser, including, without limitation, approval of the Shareholders and Warrant Holders, receipt of the required Regulatory Approvals, and the granting of the Final Order. In addition, the completion of the Arrangement by Pfizer and the Purchaser is conditional on, among other things, no Material Adverse Effect having occurred and continuing since the date of the Arrangement Agreement. There can be no certainty, nor can Trillium or Pfizer or the Purchaser provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied. Moreover, a substantial delay in obtaining the required approvals (including the Regulatory Approvals) could result in the Arrangement not being completed. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of substantial resources of Trillium to the completion of the Arrangement could have a negative impact on Trillium’s current business relationships and could have a material adverse effect on the current and future operations, financial condition and prospects of Trillium. In addition, failure to complete the Arrangement for any reason could materially negatively impact the trading price of the Common Shares and/or value of the Series II Shares and/or Warrants. If the Arrangement is not completed and the Board decides to seek an alternative transaction, there can be no assurance that it will be able to find a party willing to pay consideration for the Common Shares and/or Series II Shares and Warrants that is equivalent to, or more attractive than, the Consideration payable pursuant to the Arrangement.
The Arrangement Agreement may be terminated in certain circumstances, in which case an alternative transaction may not be available.
Each of Trillium and the Purchaser has the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty that the Arrangement Agreement will not be terminated by Trillium or the Purchaser before the completion of the Arrangement. Failure to complete the Arrangement could materially negatively impact the trading price of the Common Shares and/or value of the Series II Shares and/or Warrants. If the Arrangement Agreement is terminated and the Board decides to seek an alternative transaction, there is no guarantee that it will be able to find a party willing to pay consideration for the Common Shares and/or Series II Shares and/or Warrants that is equivalent to, or more attractive than, the Consideration payable pursuant to the Arrangement.
Trillium will incur costs and may have to pay a termination fee.
Certain costs relating to the Arrangement, such as certain legal, accounting and financial advisor fees, must be paid by Trillium even if the Arrangement is not completed. If the Arrangement is not completed for certain reasons, Trillium may also be required to pay a termination fee of $83,235,000 to the Purchaser. See “The Arrangement Agreement — Termination Fee”. If Trillium is required to pay this termination fee under the Arrangement Agreement, the financial condition and ability of Trillium to fund current operations could be materially adversely affected.
The termination fee may discourage other parties from proposing a significant business transaction with Trillium.
Trillium is required to pay a termination fee in the event that the Arrangement Agreement is terminated in circumstances related to a possible alternative transaction to the Arrangement. The termination fee may discourage other parties from attempting to propose a business transaction, even if such a transaction could provide better value to Shareholders and/or Warrant Holders than the Arrangement.

Securityholders will no longer hold an interest in Trillium following the Arrangement.
Following the Arrangement, Securityholders will no longer hold any of the Shares or Warrants, as applicable, and Securityholders will forego any future increase in value that might result from future growth and the potential achievement of Trillium’s long-term plans.
Trillium’s business relationships may be subject to disruption due to uncertainty associated with the Arrangement.
Parties with which Trillium currently does business or may do business in the future may experience uncertainty associated with the Arrangement, including with respect to current or future business relationships with Trillium, Pfizer or the Purchaser. Such uncertainty could be materially adverse to the business, financial condition, results of operations or prospects of Trillium.
While the Arrangement is pending, Trillium is restricted from taking certain actions.
The Arrangement Agreement restricts Trillium from taking specified actions without the consent of the Purchaser until the Arrangement is completed. These restrictions may prevent Trillium from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement. Such restrictions include those items detailed in the section entitled “The Arrangement Agreement — Covenants — Conduct of Business of the Corporation” and “The Arrangement Agreement — Covenants — Restrictions on Solicitation of Other Offers” beginning on pages [•] and [•], respectively, of this Information Circular.
Certain directors and executive officers of Trillium may have interests in the Arrangement that may be different from, or in addition to, the interests of Securityholders generally.
Certain directors and officers of Trillium may have interests in the Arrangement that may be different from, or in addition to, the interests of Shareholders or Warrant Holders generally, including those interests discussed under the heading “The Arrangement — Interests of Directors and Officers in the Arrangement”. In considering the recommendation of the Board to vote in favour of the Arrangement Resolution, Shareholders and Warrant Holders should consider these interests.
Completion of the Arrangement is subject to the Required Securityholder Approval.
There can be no certainty, nor can Trillium provide assurance, that the Required Securityholder Approval will be obtained. If such approval is not obtained and the Arrangement is not completed, the market price of the Common Shares may decline to the extent that the current market price reflects a market assumption that the Arrangement will be completed. If the Arrangement is not completed and the Board decides to seek another arrangement or alternative transaction, there can be no assurance that it will be able to find a party willing to pay an equivalent or greater price for the Trillium Securities than the Consideration to be paid pursuant to the Arrangement.
Applicable tax authorities may not agree with the discussion regarding tax matters included in this Information Circular.
There can be no assurance that the Canada Revenue Agency, the U.S. tax authorities or other applicable taxing authorities will agree with the disclosure regarding Canadian federal income tax and the U.S. tax consequences of the Arrangement, as applicable, as set forth in this Information Circular.
Trillium will continue to face a number of risks regarding its business and prospects if the Arrangement is not completed.
If the Arrangement is not completed, Trillium will continue to face the risks that it currently faces with respect to its affairs, business and operations and future prospects. Such risks include those set forth and described in the “Risk Factors” sections of Trillium’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Qs, and other documents filed with the SEC and the Canadian Securities Administrators, copies of which can be found under Trillium’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

PROCEDURES FOR SURRENDER OF SHARES AND WARRANTS AND RECEIPT OF CONSIDERATION
Procedures for Exchange of Certificates by Shareholders and Warrant Holders
From and after the Effective Time, all certificates or book-entry holdings that represented the Shares and the Warrants immediately prior to the Effective Time will cease to represent any rights with respect to such Shares and Warrants, and will only represent the right to receive the Consideration or, in the case of the Dissenting Securityholders, the right to receive fair value for their Shares and/or Warrants.
Enclosed with this Information Circular is a form of Letter of Transmittal which, when properly completed and duly executed and returned together with any certificate or certificates representing Shares and/or Warrants and all other required documents, will enable each Registered Securityholder (other than Dissenting Securityholders) to obtain the Consideration that such Registered Securityholder is entitled to receive under the Arrangement.
The form of Letter of Transmittal contains complete instructions on how to exchange the certificate(s) representing the Shares and the Warrants for the Consideration under the Arrangement. A Registered Securityholder will not receive Consideration under the Arrangement until after the Arrangement is completed and the Registered Securityholder has returned their properly completed documents, including the Letter of Transmittal, and any certificate(s) representing the Shares and/or the Warrants to the Depositary.
Only Registered Securityholders are required to submit a Letter of Transmittal. A Beneficial Securityholder holding Shares and/or Warrants through an Intermediary should contact that Intermediary for instructions and assistance in depositing their Shares and/ or Warrants and carefully follow any instructions provided by such Intermediary.
Upon the surrender by a Registered Securityholder to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Shares and/or Warrants, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to such Registered Securityholder a cheque, wire or other form of immediately available funds representing the Consideration which such Registered Securityholder has the right to receive under the Plan of Arrangement for such Shares and/or Warrants, less any amounts withheld pursuant to the Plan of Arrangement, and any certificate so surrendered shall forthwith be cancelled. Upon receipt of a customary “agent’s message” by the Depositary with respect to book-entry Shares, and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to the holder of such book-entry Shares, a cheque, wire or other form of immediately available funds representing the Consideration that such holder has the right to receive under the Arrangement for such book-entry Shares, less any amounts withheld pursuant to the Plan of Arrangement, and any book-entry Shares so surrendered shall forthwith be cancelled.
No Registered Securityholder shall be entitled to receive any consideration with respect to such Shares and/or Warrants other than any cash payment to which such holder is entitled to receive in accordance with the Plan of Arrangement and no such Registered Securityholder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.
The method of delivery of certificates representing Shares and the Warrants and all other required documents is at the option and risk of the Registered Securityholder depositing their Shares and/or Warrants. Any use of mail to transmit certificate(s) representing Shares and/or Warrants and the Letter of Transmittal is at each Registered Securityholder’s risk and documents so mailed shall be deemed to have been received by Trillium upon actual receipt by the Depositary. Trillium recommends that such certificate(s) and other documents be delivered by hand to the Depositary and a receipt therefore be obtained or that registered mail be used (with proper acknowledgment) and appropriate insurance be obtained.
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Shares and/or Warrants that were transferred pursuant to the Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a cheque, wire or other form of immediately available funds for the Consideration that such Registered Securityholder has the right to receive in accordance with the Plan of Arrangement and such Registered Securityholder’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom such cash is to be delivered shall as a condition precedent to the delivery of such payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Purchaser and Trillium in a manner satisfactory to the Purchaser and Trillium (each acting reasonably) against any claim that may be made against the Purchaser and Trillium with respect to the certificate alleged to have been lost, stolen or destroyed.
Procedures for Holders of Options and DSUs
Upon closing of the Arrangement, the holders of Options and/or DSUs shall be entitled to the consideration set forth in the Plan of Arrangement. Such consideration will be paid to the holders of Options and/or DSUs either by Trillium pursuant to the normal payroll practices and procedures of Trillium or by the Depositary by cheque, less any amounts withheld pursuant to the Plan of Arrangement.
Cancellation of Rights
Until surrendered to the Depositary in accordance with the Plan of Arrangement, each certificate that immediately prior to the Effective Time represented Shares or Warrants shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive in lieu of such certificate, less any amounts withheld in accordance with the Plan of Arrangement. Any such certificate formerly representing Shares or Warrants not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Shares or Warrants of any kind or nature against or in Trillium. On such date, the Consideration to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser or Trillium, as applicable, and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.
Any payment made by way of cheque by the Depositary (or Trillium, if applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or Trillium) or that otherwise remains unclaimed, in each case, on the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Shares, the Warrants, the Options and the DSUs pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or Trillium, as applicable, for no consideration.
Payment of Consideration by the Purchaser
The Purchaser and Pfizer will, prior to the Effective Time, provide or cause to be provided to: (1) the Depositary with sufficient cash (to be held in escrow until the Effective Time (the terms and conditions of such escrow to be satisfactory to Trillium and Pfizer, each acting reasonably)) to satisfy the aggregate Consideration payable pursuant to the Plan of Arrangement and, pursuant to a depositary agreement with the Depositary, by wire transfer to be initiated prior to the Effective Time; and (2) if applicable, Trillium directly with the aggregate amount of Consideration payable in connection with the settlement of the Options outstanding as of the Effective Time pursuant to the Plan of Arrangement, to the extent such amount cannot be satisfied from Trillium’s available cash on hand and subject to the terms and conditions of the Arrangement Agreement.
Depositary Services
The Depositary will formally be appointed to act as depositary for the Arrangement for the receipt of certificates representing Shares and/or Warrants and Letters of Transmittal and for the purposes of delivering the Consideration payable to the Securityholders. The terms and conditions of such appointment will be set out in an agreement to be entered into prior to the Effective Date. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out-of-pocket expenses and will be indemnified by Trillium, Pfizer and the Purchaser against certain liabilities and expenses in connection therewith.

DISSENT RIGHTS
The following description of the rights of Securityholders wishing to exercise Dissent Rights is not a comprehensive statement of the procedures to be followed by a Dissenting Securityholder who seeks payment of the fair value of its Shares and/or Warrants and is qualified in its entirety by the reference to the full text of Sections 237 to 247 of the BCBCA, which is set forth in Appendix F of this Information Circular, as modified by the Interim Order, a copy of which is attached to this Information Circular as Appendix D and the Plan of Arrangement, a copy of which is attached as Appendix C to this Information Circular. The statutory procedures dealing with the right of dissent are technical and complex. A Securityholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement and seek legal advice. Failure to comply with the provisions of the BCBCA, as so modified by the Interim Order and the Plan of Arrangement, and to adhere to the procedures established therein may result in the loss of all rights thereunder.
The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing.
Pursuant to the Interim Order, each Registered Securityholder has a right, in addition to any other rights the holder may have, to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid by the Purchaser the fair value of the Shares and Warrants held by such Registered Securityholder in respect of which the Registered Securityholder dissents, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the last business day before the day on which the Arrangement Resolution is adopted. A Dissenting Securityholder will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Shares and Warrants.
Beneficial Securityholders who wish to dissent should be aware that only Registered Securityholders are entitled to dissent. Accordingly, a Beneficial Securityholder desiring to exercise Dissent Rights must make arrangements for the Shares and/or Warrants beneficially owned by such Beneficial Securityholder to be registered in the Beneficial Securityholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Trillium or, alternatively, make arrangements for the registered holder of such Shares and/or Warrants to dissent on the Beneficial Securityholder’s behalf. A Registered Securityholder wishing to exercise Dissent Rights may only dissent with respect to all Shares and/or Warrants held on behalf of any one Beneficial Securityholder and registered in the name of such Securityholder.
To exercise Dissent Rights, a Registered Securityholder must submit to Trillium a written objection to the Arrangement Resolution (a “Dissent Notice”), which Dissent Notice must be received by Trillium at its office located at 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States, Attention: Benjamin Looker, General Counsel and Secretary, with a copy to Trillium’s legal counsel, Baker & McKenzie LLP, 181 Bay Street, Suite 2100, Toronto, Ontario M5J 2T3, Canada, Attention: David Palumbo, not later than 5:00 p.m. (Vancouver time) on [•], [•], 2021 (or the day that is two business days immediately preceding the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), and must otherwise strictly comply with the dissent procedures prescribed by the BCBCA, as modified by the Interim Order and the Plan of Arrangement. No Registered Securityholder who has voted its Shares and/or Warrants in favour of the Arrangement Resolution shall be entitled to exercise Dissent Rights with respect to such Shares and Warrants and a Registered Securityholder may not exercise the right to dissent in respect of only a portion of the Shares and/or Warrants held on behalf of any one beneficial owner and registered in that Registered Securityholder’s name. In addition to any other restrictions under Section 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, holders of Options and DSUs shall not be entitled to exercise Dissent Rights.
The delivery of a Dissent Notice does not deprive a Registered Securityholder wishing to exercise Dissent Rights of the right to vote at the Meeting. However, a Registered Securityholder who has delivered a Dissent Notice and who votes in favor of the Arrangement Resolution will no longer be considered a Dissenting Securityholder. A Registered Securityholder need not vote its Shares and/or Warrants, as applicable, against the Arrangement Resolution in order to dissent. A vote against the Arrangement Resolution, whether in person or by proxy, does not constitute a Dissent Notice.
The Dissent Notice must set out the name and address of the Registered Securityholder, the number of Shares and/or Warrants, in respect of which the Dissent Notice is being given (the “Notice Securities”) and whichever of the following is applicable: (1) if the Notice Securities constitute all of the Shares and/or Warrants, of which the Registered Securityholder wishing to exercise Dissent Rights (“Notice Securityholder”) is both the registered and beneficial owner and the Notice Securityholder holds no other Shares and/or Warrants, as beneficial owner, a statement to that effect; (2) if the Notice Securities constitute all of the Shares and/or Warrants, of which the Notice Securityholder is both the registered and beneficial owner but the Notice Securityholder owns additional Shares and/or Warrants, beneficially, a statement to that effect and the names of the Registered Securityholders as of the Record Date, the number of such additional Shares and/or Warrants, held by each of those Registered Securityholders and a statement that a Dissent Notice is being, or has been, sent with respect to all such additional Shares and/or Warrants; or (3) if the Dissent Rights are being exercised by a Registered Securityholder on behalf of a Beneficial Securityholder who is not the Notice Securityholder but was the beneficial holder of the Notice Securities on the Record Date, a statement to that effect and the name and address of the Beneficial Securityholder and a statement that the Registered Securityholder is dissenting with respect to all Shares and/or Warrants, of the Beneficial Securityholder that are registered in such Registered Securityholder’s name.
Each of Trillium and the Purchaser is required, promptly after the later of (a) the date on which it forms the intention to proceed with the Arrangement, and (b) the date on which the Notice of Dissent was received, to notify each Dissenting Securityholder of its intention to act on the Arrangement Resolution. If the Arrangement Resolution is approved and if Trillium or the Purchaser notifies the Dissenting Securityholder of its intention to act upon the Arrangement Resolution, the Dissenting Securityholder is then required, within one month after Trillium or the Purchaser, as applicable, gives such notice, to send to Trillium or the Purchaser or the Transfer Agent, as applicable, the certificates representing the Notice Securities if such Notice Securities are certificated, and a written statement that requires the Purchaser to purchase all of the Notice Securities. If the Dissent Right is being exercised by the Dissenting Securityholder on behalf of a Beneficial Securityholder who is not the Dissenting Securityholder but was the beneficial holder of Shares and/or Warrants, as applicable, on the Record Date, a statement signed by the Beneficial Securityholder is required which sets out whether the Beneficial Securityholder is the beneficial owner of other Shares or Warrants (or was the beneficial holder of Shares or Warrants as of the Record Date), and, if so: (1) the names of the registered owners of such Shares or Warrants, as applicable; (2) the number of such Shares or Warrants, as applicable; and (3) that dissent is being exercised in respect of all of such Shares or Warrants, as applicable. Upon delivery of these documents, the Dissenting Securityholder is deemed to have sold the Notice Securities and the Purchaser is deemed to have purchased them. Once the Dissenting Securityholder has done this, the Dissenting Securityholder may not vote or exercise any shareholder or warrant holder rights in respect of the Notice Securities.
The Dissenting Securityholder and Trillium, with the prior written approval of the Purchaser, may agree on the payout value of the Notice Securities; otherwise, either party may apply to the Court to determine the payout value of the Notice Securities or apply for an order that the value be established by arbitration or by reference to the registrar or a referee of the Court. There is no obligation on Trillium to make an application to the Court. After a determination of the payout value of the Notice Securities, Trillium or the Purchaser must then promptly pay that amount to the Dissenting Securityholder.
Section 246 of the BCBCA outlines certain events when Dissent Rights will cease to apply where such events occur before payment is made to the Dissenting Securityholders of the fair value of the Notice Securities surrendered (including if the Arrangement Resolution is not approved or is otherwise not proceeded with). In such events, the Dissenting Securityholders will be entitled to the return of the applicable certificate(s) representing the Notice Securities previously delivered, if any, and rights as a Shareholder or Warrant Holder, as applicable, in respect of the applicable Shares or Warrants will be regained.
In no circumstances will Trillium, the Purchaser or any other person be required to recognize a person as a Dissenting Securityholder: (i) unless such person is the holder of the Shares and/or Warrants in respect of which dissent rights are purported to be exercised immediately prior to the Effective Time; (ii) if such person has voted or instructed a proxyholder to vote the Shares or Warrants in favour of the Arrangement

Resolution or (iii) unless such person has strictly complied with the procedures for exercising dissent rights set out in Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and Final Order, and does not withdraw such person’s Dissent Notice prior to the effective time of the Arrangement.
Any Registered Securityholder wishing to avail himself, herself or itself, of the Dissent Rights that, for any reason, does not properly fulfil the dissent procedures in accordance with the applicable requirements, acts inconsistently with such dissent, or who, for any other reason, is not entitled to be paid the fair value of their Shares or Warrants, as applicable, shall be treated as if the Registered Securityholder had participated in the Arrangement on the same basis as a non-dissenting Registered Securityholder, as applicable.
It is strongly suggested that any Securityholder wishing to dissent seek independent legal advice, as the failure to strictly comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement, may result in a loss of all rights thereunder.

PROPOSALS SUBMITTED FOR CONSIDERATION AT THE MEETING
Proposal 1:   The Arrangement Resolution
Trillium is asking its Shareholders and Warrant Holders to approve the Arrangement Resolution, a copy of which is attached as Appendix B to this Information Circular. For a summary and detailed information regarding this proposal, see the information about the Arrangement Agreement and the Arrangement throughout this Information Circular, including the information in the sections entitled “The Arrangement” and “The Arrangement Agreement” beginning on pages [•] and [•], respectively, of this Information Circular. Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Appendix A and Appendix C, respectively, to this Information Circular. We urge you to read the full text of the Arrangement Agreement and Plan of Arrangement.
Pursuant to the BCBCA and the Interim Order, in order for the Arrangement Resolution to become effective, the Arrangement Resolution must be passed by: (1) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per share; and (2) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders and Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per share and one vote per share underlying each Warrant, respectively. Abstentions, the failure to vote and broker non-votes, if any, will have no effect on the outcome of this proposal. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at a meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. If you sign and return a proxy and do not indicate how you wish to vote on the Arrangement Resolution, your Shares will be voted in favour of the proposal.
The Board recommends that Shareholders and Warrant Holders vote “FOR” the Arrangement Resolution.
Proposal 2:   Named Executive Officer Specified Compensation Proposal
In accordance with Section 14A of the U.S. Exchange Act, Trillium is providing holders of Common Shares with the opportunity to cast a non-binding, advisory vote on the compensation that will be paid or may become payable to the named executive officers of Trillium in connection with the Arrangement, the value of which is set forth in the table entitled “Quantification of Potential Payments to Trillium’s Named Executive Officers in Connection with the Arrangement” beginning on page [•]. This proposal, commonly known as the “say-on-golden parachute” proposal, is referred to in this Information Circular as the named executive officer specified compensation proposal. As required by Section 14A of the U.S. Exchange Act, Trillium is asking holders of Common Shares to vote on the adoption of the following resolution:
“BE IT RESOLVED THAT:
the compensation that may be paid or become payable to Trillium’s named executive officers in connection with the Arrangement, as disclosed under the section entitled “The Arrangement — Interests of Directors and Officers in the Arrangement — Quantification of Potential Payments to Trillium’s Named Executive Officers in Connection with the Arrangement” in the Management Information Circular and Proxy Statement dated [•], 2021, including the table, associated footnotes and narrative discussion, is hereby approved, ratified and confirmed on a non-binding, advisory basis.”
The vote on the named executive officer specified compensation proposal is a vote separate and apart from the vote on the Arrangement Resolution, and such specified compensation proposal is not a condition to the completion of the Arrangement. Accordingly, you may vote to approve the Arrangement Resolution and vote not to approve the named executive officer specified compensation proposal, and vice versa. Because the vote to approve the named executive officer specified compensation proposal is only advisory in nature, it will not be binding on Trillium, Pfizer or the Purchaser. Accordingly, because Trillium is contractually obligated to pay such named executive officer specified compensation, the compensation will be paid or payable, subject only to the conditions applicable thereto, if the Arrangement is completed, regardless of the outcome of the advisory vote.

Approval of the named executive officer specified compensation proposal (on a non-binding basis) requires a simple majority of the votes cast by the Common Shareholders at the Meeting, present in person or represented by proxy and entitled to vote at the Meeting. Abstentions, the failure to vote your Common Shares and broker non-votes, if any, will have no effect on the outcome of the named executive officer specified compensation proposal. If you sign and return a proxy and do not indicate how you wish to vote on the named executive officer specified compensation proposal, your Shares will be voted in favour of the proposal.
The Board recommends that holders of Common Shares vote “FOR” the named executive officer specified compensation proposal.

INFORMATION CONCERNING TRILLIUM
General
Trillium is a clinical stage immuno-oncology company developing innovative therapies for the treatment of cancer. Immunotherapy is a rapidly evolving field that is redefining cancer care by harnessing a patient’s own immune system to eliminate tumor cells. Our focus is on developing inhibitors of CD47, a checkpoint of the innate immune system. We have two product candidates in early stages of clinical development — TTI-622 (a SIRPα-IgG4 Fc fusion protein) and TTI-621 (a SIRPα-IgG1 Fc fusion protein).
Trillium is a corporation existing under the laws of the Province of British Columbia, Canada. Our principal executive offices are located at c/o Trillium Therapeutics USA Inc., 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, and our telephone number at that address is (857) 412-7029.
Our website address is www.trilliumtherapeutics.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Information Circular. We have included our website address in this Information Circular solely as an inactive textual reference.
For additional information, see the section entitled “Where You Can Find More Information” beginning on page [•] of this Information Circular.
Market Price of Common Shares
Our Common Shares trade on NASDAQ under the symbol “TRIL” and on the TSX under the symbol “TRIL”. As of the Record Date, there were [•] Common Shares issued and outstanding. The following table shows the intraday high and low sales prices on NASDAQ of Common Shares through the third quarter of 2021 (through [•], 2021) and each of our preceding fiscal quarters in 2020 and 2019:
	High	Low
Year ended December 31, 2019
First Quarter	US$ 2.13	0.55
Second Quarter	0.72	0.30
Third Quarter	0.43	0.24
Fourth Quarter	1.17	0.24
Year ended December 31, 2020
First Quarter	7.97	1.05
Second Quarter	9.66	3.49
Third Quarter	16.89	5.75
Fourth Quarter	20.96	11.05
Year ended December 31, 2021
First Quarter	15.92	9.27
Second Quarter	11.50	7.47
Third Quarter (through [•], 2021)
The following table shows the intraday high and low sales prices on the TSX of Common Shares through the third quarter of 2021 (through [•], 2021) and each of our preceding fiscal quarters in 2020 and 2019:

	High	Low
Year ended December 31, 2019
First Quarter	Cdn$ 2.76	0.74
Second Quarter	0.96	0.40
Third Quarter	0.55	0.32
Fourth Quarter	1.39	0.30
Year ended December 31, 2020
First Quarter	10.69	1.37
Second Quarter	13.08	4.91
Third Quarter	22.23	7.74
Fourth Quarter	27.12	14.10
Year ended December 31, 2021
First Quarter	20.21	11.79
Second Quarter	14.46	9.02
Third Quarter (through [•], 2021)
The closing sale price of Common Shares on NASDAQ on August 20, 2021, the last trading day prior to the announcement of the Arrangement Agreement, was $6.09 per share. The closing price of Common Shares on the TSX on August 20, 2021 was Cdn$7.81.
Commitments to Acquire Securities of Trillium
Except as disclosed in this Information Circular, there are no agreements, commitments or understandings to acquire securities of Trillium by (a) Trillium, (b) any directors or officers of Trillium or (c) to the knowledge of the directors and officers of Trillium, after reasonable enquiry, by any insider of Trillium (other than a director or officer) or any associate or affiliate of such insider or any associate or affiliate of Trillium or any person or company acting jointly or in concert with Trillium.
Material Changes in the Affairs of Trillium
Except as disclosed in this Information Circular, the directors and officers of Trillium are not aware of any plans or proposals for material changes in the affairs of Trillium.
Prior Sales
The following table summarizes all issuances and grants of Shares, Warrants, DSUs and Options during the 12-month period preceding the date of this Information Circular.
Date	Type of Security	Number of Securities	Issuance / Exercise Price ($)
September 16, 2020	Shares issued	11,500,000	US$13.00
September 17, 2020	Options granted	67,000	US$14.77
September 18, 2020	Redemption of DSUs for Common Shares	50,000	—
September 21, 2020	Redemption of DSUs for Common Shares	50,000	—
September 21, 2020	Exercise of Options for Common Shares	10,000	Cdn$ 13.98
September 21, 2020	Exercise of Options for Common Shares	8,072	Cdn$ 12.22
September 21, 2020	Exercise of Options for Common Shares	4,000	Cdn$ 7.50
September 29, 2020	Redemption of DSUs for Common Shares	50,000	—
October 1, 2020	Options granted	1,000	US$ 14.21
October 1, 2020	Exercise of Options for Common Shares	40,000	Cdn$ 13.98

Date	Type of Security	Number of Securities	Issuance / Exercise Price ($)
October 6, 2020	Redemption of DSUs for Common Shares	50,000	—
October 16, 2020	Exercise of Common Warrants for Common Shares	7,500	US$ 0.96
October 19, 2020	Exercise of Common Warrants for Common Shares	250,009	US$ 0.96
October 20, 2020	Exercise of Options for Common Shares	4,000	Cdn$ 7.50
October 27, 2020	Exercise of Options for Common Shares	193	Cdn$ 12.22
October 27, 2020	Exercise of Options for Common Shares	118	Cdn$ 4.23
October 27, 2020	Exercise of Options for Common Shares	500	Cdn$ 0.44
November 1, 2020	Options granted	120,000	US$ 12.45
November 2, 2020	Options granted	7,500	US$ 12.45
November 12, 2020	Options granted	580,000	US$ 14.11
November 15, 2020	Options granted	67,000	US$ 15.50
November 17, 2020	Exercise of Common Warrants for Common Shares	135,000	US$ 0.96
November 18, 2020	Redemption of DSUs for Common Shares	50,000	—
November 27, 2020	Redemption of DSUs for Common Shares	50,000	—
December 1, 2020	Options granted	1,000	US$ 20.13
December 1, 2020	Redemption of DSUs for Common Shares	50,000	—
December 4, 2020	Exercise of Common Warrants for Common Shares	115,000	US$ 0.96
December 14 – 17, 2020	Exercise of Options for Common Shares	525,000	Cdn$ 0.54
December 14 – 17, 2020	Exercise of Options for Common Shares	541,459	Cdn$ 0.77
December 14 – 17, 2020	Exercise of Options for Common Shares	34,762	Cdn$ 9.20
December 14 – 17, 2020	Exercise of Options for Common Shares	68,155	Cdn$ 10.35
December 14 – 18, 2020	Exercise of Options for Common Shares	236,665	Cdn$ 4.23
December 14 – 31, 2020	Exercise of Options for Common Shares	17,001	Cdn$ 7.50
December 14 – 31, 2020	Exercise of Options for Common Shares	80,909	Cdn$ 8.34
December 15 – 18, 2020	Exercise of Options for Common Shares	192,811	Cdn$ 0.38
December 18 – 31, 2020	Exercise of Options for Common Shares	40,983	Cdn$ 7.90
December 23, 2020	Options granted	1,687,950	US$ 12.03
December 23, 2020	DSUs granted	13,819	—
December 31, 2020	Exercise of Options for Common Shares	40,421	Cdn$ 12.22
December 31, 2020	Exercise of Options for Common Shares	38,808	Cdn$ 13.98
January 4 – 7, 2021	Exercise of Options for Common Shares	19,850	Cdn$ 7.90
January 7, 2021	Exercise of Options for Common Shares	6,354	Cdn$ 0.38
January 8, 2021	Exercise of Options for Common Shares	5,521	Cdn$ 4.23
January 8, 2021	Exercise of Options for Common Shares	8,505	Cdn$ 9.20
January 8, 2021	Exercise of Options for Common Shares	5,600	Cdn$ 13.98
January 11, 2021	Exercise of Options for Common Shares	1,092	Cdn$ 12.22
January 13 – 14, 2021	Exercise of Options for Common Shares	25,000	Cdn$ 0.54
February 1, 2021	Options granted	9,600	US$ 13.15

Date	Type of Security	Number of Securities	Issuance / Exercise Price ($)
February 8, 2021	Exercise of Options for Common Shares	6,354	Cdn$ 0.38
February 8, 2021	Exercise of Options for Common Shares	5,521	Cdn$ 4.23
February 9, 2021	Exercise of Options for Common Shares	1,092	Cdn$ 12.22
February 24, 2021	Exercise of Common Warrants for Common Shares	10,000	US$ 0.96
March 8 – 10, 2021	Exercise of Options for Common Shares	6,354	Cdn$ 0.38
March 10 – 12, 2021	Exercise of Options for Common Shares	5,521	Cdn$ 4.23
April 1, 2021	Options granted	173,000	US$ 10.74
April 6, 2021	Exercise of Common Warrants for Common Shares	89,673	US$ 0.96
April 7 – 12, 2021	Exercise of Options for Common Shares	7,979	Cdn$ 0.38
April 8, 2021	Exercise of Options for Common Shares	2,604	Cdn$ 4.23
April 12, 2021	Exercise of Options for Common Shares	2,479	Cdn$ 0.44
April 12, 2021	Exercise of Options for Common Shares	1,875	Cdn$ 7.26
May 3, 2021	Options granted	324,900	US$ 9.51
May 3 – 24, 2021	Exercise of Options for Common Shares	51,667	Cdn$ 7.90
May 5 – 26, 2021	Exercise of Options for Common Shares	58,541	Cdn$ 0.77
May 5 – 27, 2021	Exercise of Options for Common Shares	70,796	Cdn$ 0.38
May 11, 2021	Redemption of DSUs for Common Shares	526,866	—
May 12, 2021	Exercise of Options for Common Shares	1,550	Cdn$ 0.44
May 12, 2021	Exercise of Options for Common Shares	87,500	Cdn$ 0.54
May 12 – 19, 2021	Exercise of Options for Common Shares	2,000	Cdn$ 4.23
May 19, 2021	Exercise of Options for Common Shares	500	Cdn$ 7.50
May 25, 2021	Redemption of DSUs for Common Shares	228,000	—
June 1, 2021	Options granted	14,800	US$ 7.97
June 7 – 21, 2021	Exercise of Options for Common Shares	8,646	Cdn$ 0.38
June 8, 2021	Exercise of Common Warrants for Common Shares	350,000	US$ 0.96
June 11, 2021	Redemption of DSUs for Common Shares	244,623	—
July 1, 2021	Options granted	446,000	US$ 9.70
July 7, 2021	Exercise of Options for Common Shares	3,646	Cdn$ 0.38
July 14 – 22, 2021	Exercise of Options for Common Shares	35,000	Cdb$ 0.38
July 22, 2021	Exercise of Options for Common Shares	2,125	Cdn$ 0.38
July 22, 2021	Exercise of Options for Common Shares	6,041	Cdn$ 3.90
August 2, 2021	Options granted	171,500	US$ 6.53
August 25, 2021	Exercise of Options for Common Shares	6,666	Cdn$ 15.30
September 1, 2021	RSUs granted	4,607	—
September 2, 2021	Redemption of DSUs for Common Shares	50,000	—

Date	Type of Security	Number of Securities	Issuance / Exercise Price ($)
September 3, 2021	Redemption of DSUs for Common Shares	50,000	—
September 7, 2021	Redemption of DSUs for Common Shares	73,785	—
Dividends
Trillium has not declared or paid any cash dividends since its inception. Should the Arrangement not be completed, Trillium anticipates that it will retain future cash, if any, for the development, operation, and expansion of its business and does not anticipate declaring or paying any cash dividends in the foreseeable future. Any future determination to pay dividends would be at the discretion of the Board and would depend upon a number of factors, including Trillium’s results of operations, financial condition, future prospects, contractual restrictions, restrictions imposed by applicable law, and other factors the Board deems relevant.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of the Common Shares as of September 13, 2021 by:
•
each of our directors;

•
each of our named executive officers;

•
our directors and executive officers as a group; and

•
each person, group or affiliated persons, who is known by us to beneficially own greater than 5.0% of the Common Shares.

The column entitled “Shares Beneficially Owned” is based on a total of 104,995,125 Common Shares outstanding as of September 13, 2021.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the Common Shares. The Common Shares subject to options that are currently exercisable or exercisable within 60 days of September 13, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the Common Shares beneficially owned by them, subject to community property laws, where applicable.

	Common Shares Beneficially Owned
Name and address of beneficial owner(1)	Number	Percentage
5% Shareholders:
Avoro Capital Advisors LLC(2)	5,800,000	5.5%
New Enterprise Associates, Inc.(3)	6,586,363	6.3%
RA Capital Management, L.P.(4)	5,290,481	5.0%
Named Executive Officers and Directors:
Jan Skvarka(5)	339,500	*
Robert Uger(6)	95,722	*
Ingmar Bruns	—	*
James Parsons(7)	185,135	*
Penka Petrova(8)	80,572	*
Luke Beshar(9)	594,322	*
Michael Kamarck(10)	22,333	*
Catherine Mackey	—	*
Scott Myers	—	*
Paolo Pucci	—	*
Helen Tayton-Martin(11)	538,294	*
Paul Walker(12)	40,000	*
All directors and officers as a group (14 persons)(13)	1,895,953	1.8%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Trillium Therapeutics USA Inc., 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States.

(2)
Based solely on information contained in a Schedule 13G filed by Avoro Capital Advisors LLC (“Avoro”) with the SEC on February 12, 2021, in which Avoro reports sole voting power and sole dispositive power with respect to 5,800,000 Common Shares. Behzad Aghazadeh serves as the portfolio manager and controlling person of Avoro. The address for Avoro and Dr. Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012.

(3)
Based solely on information contained in a Schedule 13D/A filed by New Enterprise Associates with the SEC on September 1, 2021 and a Form 3 filed by New Enterprise Associates with the SEC on January 4, 2021. Consists of (i) 5,736,363 Common Shares and (ii) warrants to purchase up to 850,000 Common Shares held by Growth Equity Opportunities Fund V, LLC (“GEO V”). NEA Partners 16, L.P. (“NEA Partners 16”) is the sole general partner of New Enterprise Associates 16, L.P. (“NEA 16”). NEA 16 is the sole member of GEO V. Mr. Walker, a member of our board of directors, is a manager of NEA 16 GP, LLC, which is the sole general partner of NEA Partners 16. Mr. Walker disclaims beneficial ownership within the meaning of Section 16 of the U.S. Exchange Act, or otherwise of such portion of the securities held by GEO V in which the Reporting Person has no pecuniary interest. The address for the entities listed above is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)
Based solely on information contained in a 13G/A filed by RA Capital Management, L.P. with the SEC on April 7, 2021. Consists of 5,290,481 Common Shares held by RA Capital Healthcare Fund, L.P. (the “Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the Common Shares. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the U.S. Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the US. Exchange Act, of any securities of Trillium beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the common shares except to the extent of their actual pecuniary interest therein. The address for the entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(5)
Consists of 339,500 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(6)
Consists of 95,722 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(7)
Consists of 185,135 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(8)
Consists of 80,572 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(9)
Consists of (i) 547,656 DSUs and (ii) 46,666 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(10)
Consists of 22,333 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(11)
Consists of (i) 498,294 DSUs and (ii) 40,000 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021.

(12)
Consists of 40,000 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021. Does not include any Trillium Securities held by New Enterprise Associates, Inc. and certain of its affiliates.

(13)
Consists of (i) 75 Common Shares, (ii) 1,045,950 DSUs and (ii) 849,928 Common Shares issuable upon the exercise of Options within 60 days of September 13, 2021. Does not include any Trillium Securities held by New Enterprise Associates, Inc. and certain of its affiliates.

Auditor
Ernst & Young LLP is the external auditor of Trillium and has served as Trillium’s independent auditor since 2004.
Other Matters
Other Matters for Action at the Meeting.   As of the date of this Information Circular, the Board knows of no matters that will be presented for consideration at the Meeting other than as described in this Information Circular.
Adjournments or Postponements of the Meeting.   Subject to the terms of the Arrangement Agreement, the Meeting may be adjourned or postponed from time to time by the Chair of the Meeting to another hour, date or place. Under our Articles, if the Meeting is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting other than by annoucement at the time of an adjournment. If the Meeting is adjourned by one or more adjournments for an aggregate of 30 days or more but not more than 90 days, notice of the adjourned meeting shall be given as for an original meeting but the management of Trillum shall not be required to send a form of proxy in the form provided by the BCBCA to each person who is entitled to receive notice of the meeting.
Future Shareholder Proposals.   If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the Arrangement is not completed, we expect to hold a 2022 Annual General and Special Meeting of Common Shareholders. In addition to the advanced notice provisions included in our articles, a Common Shareholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the U.S. Exchange Act so that it is received by us no later than December 29, 2021. However, if the date of the 2022 Annual General and Special Meeting of Common Shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the

2022 Annual General and Special Meeting of Common Shareholders. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. Shareholder proposals should be addressed to 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States, Attention: Secretary.
Householding of Special Meeting Materials.   The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for information circular and proxy statements with respect to two or more shareholders sharing an address by delivering a single information circular and proxy statement, as applicable, addressed to those shareholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that shareholders receive and lowers printing and mailing costs for companies.
Certain brokerage firms may have instituted householding for beneficial owners of Common Shares held through brokerage firms. If your family has multiple accounts holding Common Shares, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or Trillium at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States, Attention: General Counsel and Secretary.
Additional Information
Additional financial and other information relating to Trillium is included in its audited annual and unaudited quarterly consolidated financial statements, annual and quarterly management discussion and analysis, annual information form, annual report on Form 10-K for the year ended December 31, 2020, and other continuous disclosure documents, which are available on the SEC’s website at www.sec.gov or on SEDAR at www.sedar.com. In addition, copies of Trillium’s most recent annual report, financial statements and management information circular and proxy statement, as filed with the SEC and on SEDAR, may be obtained without charge from the General Counsel and Secretary of Trillium upon request.

GENERAL PROXY MATTERS
Solicitation of Proxies
This Information Circular is furnished in connection with the solicitation of proxies by and on behalf of Trillium’s management to be used at the Meeting. Solicitations of proxies will be primarily by mail, but may also be by newspaper publication, in person or by telephone, fax or oral communication by directors, officers, employees or agents of Trillium.
Trillium has also retained MacKenzie Partners to assist it in connection with communicating to Securityholders in respect of the Arrangement. In connection with these services, MacKenzie Partners is expected to receive a fee of $25,000 and will be reimbursed for its reasonable out-of-pocket expenses. The entire cost of the solicitation will be borne by Trillium. See Appendix G “Voting Information” for additional information.
Appointment and Revocation of Proxies
If you are a Registered Securityholder and are unable to attend the Meeting, please complete, date, sign and return the enclosed form of proxy. Instructions on how to complete and return your proxy are included in the form of proxy and in this Information Circular. You may choose the Named Proxyholders named in the accompanying form of proxy to be your proxyholder or, alternatively, you may appoint another person or company to be your proxyholder. To exercise such right, the names of the Named Proxyholders should be crossed out and the name of the Registered Securityholder’s appointee should be legibly printed in the blank space provided. The form of proxy must be executed by the Registered Securityholder or his or her attorney authorized in writing, or if the Registered Securityholder is a corporation, under its corporate seal by a duly authorized officer or attorney of the corporation. If the Shares or Warrants are registered in more than one name, all registered persons must sign the proxy form. If the Shares or Warrants are registered in a company’s name or any name other than your own, you must provide documents showing your authorization to sign the proxy form for that company or name.
A Registered Securityholder who wishes to appoint a proxyholder other than the Named Proxyholders must also take the additional step of registering their proxyholder at http://www.computershare.com/Trillium and providing the Transfer Agent with their proxyholder’s contact information. Failure to register a proxyholder will result in that proxyholder not receiving a Control Number to participate at the Meeting. All duly appointed proxyholders will be provided with a Control Number by the Transfer Agent via email after the proxy voting deadline (as described below) has passed.
To be effective, the proxy form must be deposited with the Transfer Agent: (1) by mail or courier, using the enclosed return envelope or one addressed to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; (2) by delivery to Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; (3) by telephone to 1-866-732-VOTE (8683) (toll free within North America) or to 1-312-588-4290 (outside North America); or (4) through the internet by using the control number located at the bottom of your proxy form at www.investorvote.com, on or before [ • ] (Toronto time) on [ • ], [ • ] , 2021 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is reconvened. Late proxies may be accepted or rejected by the Chair of the Meeting in his or her discretion, and the Chair of the Meeting is under no obligation to accept or reject any later proxy.
Unless you choose another person or company to be your proxyholder, you are giving the Named Proxyholders named on the form of proxy the authority to vote your Shares or Warrants at the Meeting or at any adjournments or postponements of the Meeting.
If a Registered Securityholder who has submitted a proxy attends the virtual Meeting and submits a new proxy at the Meeting, any votes cast by such Registered Securityholder on a ballot at the Meeting will be counted and the previously submitted proxy will be disregarded.
A Registered Securityholder who has given a proxy may revoke it by depositing an instrument in writing executed by such Registered Securityholder or by his or her attorney, authorized in writing, or if the Registered Securityholder is a body corporate, under its corporate seal (if applicable) or by an officer or attorney thereof duly authorized, to the Transfer Agent, by delivery to 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, on or before [ • ] (Toronto time) on [ • ], [ • ], 2021 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is reconvened and upon such deposit, the earlier proxy shall be revoked.
Additionally, a Registered Securityholder may revoke a previously provided proxy by logging into the Meeting with its Control Number and submitting a new proxy at the Meeting, or by timely submitting a later-dated proxy by mail or courier, delivery, telephone or internet. Any votes cast by such Registered Securityholder on a ballot at the Meeting will be counted and the previously submitted proxy will be disregarded. If a Registered Securityholder does not wish to revoke a previously submitted vote, then they should not vote by ballot at the Meeting.
Signature of Proxy
The form of proxy must be executed by the Registered Securityholder or his or her attorney authorized in writing, or if the Registered Securityholder is a corporation, under its corporate seal by a duly authorized officer or attorney of the corporation. If the Shares or Warrants are registered in more than one name, all registered persons must sign the proxy form. If the Shares or Warrants are registered in a company’s name or any name other than your own, you must provide documents showing your authorization to sign the proxy form for that company or name.
A proxy signed by a person acting as attorney, executor, administrator or trustee, or in some other representative capacity, should reflect such person’s full title as such.
Voting of Proxies
The Shares or Warrants represented by a duly submitted proxy or voting instruction form will be voted at the Meeting by a validly named proxyholder or the Named Proxyholders in accordance with the instructions set forth in the completed form of proxy or voting instruction form.
In the absence of such instructions: (1) the named proxyholder may decide how to vote the Shares or Warrants at the Meeting in lieu of the Named Proxyholders; and (2) if your proxyholder is one of the Named Proxyholders, such Named Proxyholder will vote FOR the Arrangement Resolution and the other proposals set forth in the Notice for the Meeting.
Signing the enclosed form of proxy or voting instruction form gives authority to the validly named proxyholder or the Named Proxyholders to vote the Shares or Warrants governed by such proxy at the Meeting in accordance with the instructions provided therein.
Exercise of Discretion of Proxy
The persons named in your proxy or voting instruction form will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Meeting. At the time of printing of this Information Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendments, variations or other matters which are not now known to management should properly come before the Meeting, the persons named in the form of proxy will vote on such other business in accordance with their best judgment.
Voting Shares and Warrants and Principal Holders Thereof
As of the Record Date, there were [ • ] Common Shares, [ • ] Series II Shares, Warrants to purchase [ • ] Common Shares and Warrants to purchase [ • ] Series II Shares outstanding.
To the knowledge of the directors and officers of Trillium, as at the date hereof, no person or company beneficially owns, directly or indirectly, or exercises control or direction, over more than 10% of the voting rights attached to any class of voting securities of Trillium.

Advice for Non-Registered Securityholders
The information set forth in this section is provided to Beneficial Securityholders. Beneficial Securityholders should note that only proxies deposited by Registered Securityholders whose names appear on our records as the registered holders of Shares and/or Warrants can be recognized and acted upon at the Meeting. If the Shares or Warrants are listed in an account statement provided to a Beneficial Securityholder by an Intermediary, then in almost all cases those Shares and/or Warrants will not be registered in the Beneficial Securityholder’s name on the records maintained by Trillium or the Transfer Agent. Such Shares and/or Warrants will more likely be registered under the name of the Beneficial Securityholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). In the U.S., these Common Shares are registered under the name of Cede & Co. (the nominee of the Depository Trust Company (“DTC”), which processes transfers of stock certificates on behalf of the DTC). Shares and/or Warrants held by Intermediaries or their nominees can only be voted upon the instructions of the Beneficial Securityholder. Without specific instructions, the Intermediaries or nominees are generally prohibited from voting securities for their clients. Trillium does not know for whose benefit the Shares and/or the Warrants registered in the name of CDS & Co. and Cede & Co. are held. Therefore, Beneficial Securityholders cannot be recognized at the Meeting for the purposes of voting the Shares and/or Warrants in person or by way of proxy except as set forth below.
Applicable regulatory policy requires Intermediaries to seek voting instructions from Beneficial Securityholders in advance of meetings in which they are able to vote. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Securityholders in order to ensure that their Shares and/or Warrants are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Securityholder by its Intermediary is identical to the form of proxy provided to Registered Securityholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of the Beneficial Securityholder. The majority of Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Solutions (Broadridge) in the United States and Canada. Broadridge typically applies a special sticker to proxy forms, mails those forms to the Beneficial Securityholders and requests the Beneficial Securityholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares and/or Warrants to be represented at the Meeting. A Beneficial Securityholder receiving a proxy from Broadridge cannot use that proxy to vote Shares or Warrants directly at the Meeting as the proxy must be returned as directed by Broadridge well in advance of the Meeting in order to have the Shares and/or Warrants voted at the Meeting.
Although a Beneficial Securityholder may not be recognized directly at the Meeting for the purposes of voting Shares or Warrants registered in the name of his, her or its Intermediary (or agent of the Intermediary), a Beneficial Securityholder may attend at the Meeting as proxyholder for the Intermediary (likely the Registered Securityholder) and vote Shares and/or Warrants in that capacity.
Beneficial Securityholders who wish to attend the Meeting and indirectly vote their Shares and/or Warrants as proxyholder for the Registered Securityholder should enter their own name in the blank space on the form of proxy provided to them and return the same to their Intermediary (or the Intermediary’s agent) in accordance with the instructions provided by such Intermediary (or agent), well in advance of the Meeting.
Beneficial Securityholders should contact their Intermediary through which they hold Shares or Warrants and obtain instructions regarding the procedure for the revocation of any voting or proxyholder instructions previously provided to that Intermediary.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as disclosed under “ The Arrangement — Interests of Directors and Officers in the Arrangement”, or in other continuous disclosure documents made available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar, no informed person (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) of Trillium, or any associate or affiliate of any informed person, has had any material interest, direct or indirect, in any transaction, or proposed transaction, which has materially affected or would materially affect Trillium or its subsidiaries since the commencement of the most recently completed financial year of Trillium.
EFFECTS ON THE COMPANY IF THE ARRANGEMENT IS NOT COMPLETED
If the Arrangement is not completed, Securityholders and holders of Options and/or DSUs will retain their Trillium Securities and will not receive the Consideration. If the Arrangement is not completed, Trillium will remain a public company and its Common Shares will continue to be listed for trading on the TSX and NASDAQ. Failure to complete the Arrangement may have a material negative effect on the trading price of the Common Shares. In addition, Securityholders and holders of Options and/or DSUs will continue to be subject to the same or similar risks and uncertainties currently facing Trillium and disclosed in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC, as updated by Trillium’s continuous disclosure filings, copies of which are available at www.sec.gov and at www.sedar.com.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and other information with the SEC and the Canadian securities commissions. You can obtain copies from the SEC or SEDAR, through the SEC’s or the
SEDAR websites, www.sec.gov and www.sedar.com, respectively, or on Trillium’s website, www.trilliumtherapeutics.com. Information contained on these websites does not constitute part of this Information Circular and therefore is not, and shall not be deemed to be, incorporated by reference. These documents are also available from Trillium without charge, excluding any exhibits to such documents, upon written request to Trillium Therapeutics Inc., c/o Trillium Therapeutics USA Inc., 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, Attention: Secretary.

GLOSSARY OF TERMS
“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement or any transactions involving only Trillium and its subsidiaries, any bona fide offer or proposal (written or oral) from any person or group of persons other than the Purchaser (or any of its affiliates) (including a “group” within the meaning of Section 13(d) of the U.S. Exchange Act) relating to: (1) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, or winding up involving Trillium and/or any of its subsidiaries pursuant to which such person or group would acquire 20% or more of the consolidated assets of Trillium (as determined in good faith by the Board following consultation with its financial advisor); (2) any direct or indirect sale or disposition (or any license, lease or other arrangement having the same economic effect as a sale or disposition) in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets of Trillium (as determined in good faith by the Board following consultation with its financial advisor), or 20% or more of the Shares of Trillium (including securities convertible into or exchangeable or exercisable for such Shares assuming, if applicable, the conversion, exchange or exercise of such securities convertible, into or exchangeable or exercisable for such Shares or rights or interests therein or thereto); or (3) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such person or group of persons beneficially owning 20% or more of the Shares of Trillium (including securities convertible into or exchangeable or exercisable for such Shares assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for such Shares), or owning twenty percent (20%) or more of the consolidated assets of Trillium; provided that, in each case, the consolidated assets of Trillium shall be deemed to include its subsidiaries;
“Arrangement” means an arrangement under Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of Trillium and the Purchaser, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement between Pfizer, the Purchaser and Trillium (including the schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms;
“Arrangement Resolution” means the special resolution of the Shareholders and Warrant Holders, voting as a single class, approving the Plan of Arrangement to be considered at the Meeting, in the form attached as Appendix B to this Information Circular;
“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended;
“Beneficial Securityholder” means a non-registered beneficial holder of Shares or Warrants as of the Record Date, whose Shares or Warrants are held in the name of an Intermediary;
“Board” means the board of directors of Trillium, as constituted from time to time;
“Change in Recommendation” means the Board withdraws, withholds, qualifies or modifies in a manner adverse to the Purchaser or the consummation of the Arrangement the recommendation of the Board, or fails to reconfirm (without qualification) within five business days after written request by the Purchaser (but on not more than two occasions), its approval and recommendation of the Arrangement or the Arrangement Resolution;
“Code” means the U.S. Internal Revenue Code of 1986, as amended;
“Common Shares” means the common shares in the capital of Trillium;
“Competition Act” means the Competition Act (Canada), as amended;
“Competition Act Approval” means in respect of the transactions contemplated by the Arrangement Agreement, either: (1) the issuance of an advance ruling certificate pursuant to Subsection 102(1) of the Competition Act; or (2) both of (a) the expiry, waiver or termination of any applicable waiting periods under

Section 123 of the Competition Act, and (b) unless otherwise waived by the Purchaser, the Commissioner of Competition, or his designee, shall have issued a No Action Letter;
“Consideration” means: (1) with respect to each outstanding Share, $18.50 in cash; and (2) with respect to each outstanding Warrant, at the holder’s election: (a) a cash payment equal to the amount by which $18.50, in respect of each Warrant, exceeds the exercise price per Share of such Warrant; or (b) a cash payment equal to the Black Scholes value of a Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), in respect of each Warrant, in each case, subject to applicable withholdings and other source deductions, as further described in the Plan of Arrangement;
“Court” means the Supreme Court of British Columbia;
“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, social distancing, shut down, closure, sequester or any other applicable law, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19;
“Depositary” means Computershare Investor Services Inc., in its capacity as depositary for the Arrangement, or such other person as Trillium and the Purchaser may mutually agree to engage as depositary for the Arrangement;
“Dissent Rights” means the right of a Registered Securityholder to dissent to the Arrangement Resolution under Sections 237 to 247 of the BCBCA as modified by the Interim Order, the Plan of Arrangement and any further order of the Court;
“Dissenting Securityholder” means, collectively, the Dissenting Shareholders and the Dissenting Warrant Holders;
“Dissenting Shareholder” means a registered Shareholder who has duly and validly exercised their Dissent Rights in respect of the Arrangement Resolution in strict compliance with Sections 237 to 247 of the BCBCA as modified by the Interim Order, the Plan of Arrangement and any further order of the Court and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as at the Effective Time;
“Dissenting Warrant Holder” means a registered Warrant Holder who has duly and validly exercised their Dissent Rights in respect of the Arrangement Resolution in strict compliance with Sections 237 to 247 of the BCBCA as modified by the Interim Order, the Plan of Arrangement and any further order of the Court and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as at the Effective Time;
“DOJ” means the U.S. Department of Justice, or any successor entity;
“DSU” means a deferred share unit governed by the terms and conditions of the Omnibus Incentive Plan;
“Effective Date” means the date upon which the Arrangement becomes effective in accordance with the Arrangement Agreement and the Final Order;
“Effective Time” means 12:01 a.m. (Pacific Standard Time) on the Effective Date or such other time on the Effective Date as the Purchaser and Trillium may agree in writing;
“Excluded Shares” means any Shares held by Pfizer, the Purchaser or any of their respective affiliates;
“FDA” means the United States Food and Drug Administration, or any successor entity;
“Final Order” means the final order of the Court approving the Arrangement pursuant to Section 291 of the BCBCA, as such order may be amended, modified or varied by the Court (with the written consent of both Trillium and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as varied on appeal (provided that any such variation is acceptable to both Trillium and the Purchaser, each acting reasonably);

“First Preferred Shares” means the First Preferred Shares in the capital of Trillium, issuable in series, of which the first series is designated as the Series I Shares and of which the second series is designated as the Series II Shares;
“FTC” means the Federal Trade Commission, or any successor entity;
“GAAP” means, in respect of Trillium and its subsidiaries, United States generally accepted accounting principles;
“Governmental Entity” means (1) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (2) any subdivision, agent or authority of any of the foregoing; (3) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (4) any securities authority or stock exchange, including the TSX and NASDAQ;
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;
“HSR Approval” means the expiration or termination of the waiting period, including any extensions thereof, in accordance with the HSR Act;
“Inducement Plan” means the inducement stock option plan of Trillium dated September 25, 2019;
“Information Circular” means the Management Information Circular dated [•], 2021, together with all Appendices hereto, distributed by Trillium to Shareholders and Warrant Holders in connection with the Meeting and to such other persons as may be required by the Court pursuant to the Interim Order, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Arrangement Agreement and the Interim Order (once issued);
“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to both Trillium and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be varied by the Court with the prior written consent of both Trillium and the Purchaser, each acting reasonably;
“Intermediary” means, collectively, a broker, investment dealer, bank, trust company, nominee or other intermediary;
“Letter of Transmittal” means the letter of transmittal to be forwarded by Trillium to the Shareholders and the Warrant Holders together with the Information Circular in connection with the Arrangement;
“Meeting” means the special meeting of Shareholders and Warrant Holders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set forth in the Information Circular and agreed to in writing by the Purchaser, acting reasonably and in accordance with the Arrangement Agreement;
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Securityholders in Special Transactions;
“Named Proxyholders” means the officers and/or directors of Trillium named in the forms of proxy accompanying this Information Circular;
“NASDAQ” means the Nasdaq Stock Market;
“Omnibus Incentive Plan” means the omnibus equity incentive plan of Trillium, approved by the Shareholders on June 30, 2020;
“Options” means the outstanding options to purchase Shares issued pursuant to the Omnibus Incentive Plan, Inducement Plan or Stock Option Plan that is outstanding as of the applicable time;

“Outside Date” means the date that is six (6) months after the date of the Arrangement Agreement, or such later date as may be agreed to in writing by the parties, provided that if the Effective Date has not occurred by the date that is six months after the date of the Arrangement Agreement as a result of the failure to satisfy certain closing conditions related to the Interim and Final Orders, the required Regulatory Approvals and related matters, then either party may elect from time to time by notice in writing delivered to the other party by no later than 4:30 p.m. (Toronto time) on a date that is five business days prior to the then-scheduled Outside Date, to extend the Outside Date by a period of up to three months, so long as the failure to satisfy any such condition is not primarily the result of such party’s failure to comply with its covenants in the Arrangement Agreement;
“Person” means any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative or government (including any Governmental Entity), syndicate or other entity, whether or not having legal status;
“Pfizer” means Pfizer, Inc., a Delaware corporation;
“Plan of Arrangement” means the plan of arrangement attached as Appendix C to this Information Circular, and any amendments or variations of such plan of arrangement made in accordance with its terms, the terms of the Arrangement Agreement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of Trillium and the Purchaser, each acting reasonably;
“Purchaser” means PF Argentum Acquisition ULC, an unlimited liability company organized under the laws of the Province of British Columbia;
“Record Date” means [ • ], 2021;
“Registered Securityholder” means a holder of Shares or Warrants whose Shares or Warrants are held and registered in their own name as recorded in the registers maintained by the Transfer Agent (in respect of the Common Shares) and Trillium (in respect of the Series II Shares and Warrants) as of the Record Date;
“Regulatory Approval” means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made), waivers, early terminations, authorizations, clearances, or written confirmations of no intention to initiate legal proceedings from Governmental Entities, in each case required to consummate the transactions contemplated by the Arrangement Agreement, including, if applicable, Competition Act Approval and HSR Approval, but excluding the approval of the Arrangement by the Court;
“Required Securityholder Approval” means, with respect to the Arrangement Resolution, approval by: (1) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share; and (2) an affirmative vote of at least two-thirds (66 2∕3%) of the votes cast by Shareholders and Warrant Holders, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereat, each being entitled to one vote per Share and one vote per Share underlying each Warrant, respectively;
“SEC” means the U.S. Securities and Exchange Commission;
“Securityholders” means, collectively, the Shareholders and the Warrant Holders;
“SEDAR” means the System of Electronic Document Analysis and Retrieval;
“Series I Shares” means the Series I Non-Voting convertible First Preferred Shares in the capital of Trillium;
“Series II Shares” means the Series II Non-Voting Convertible First Preferred Shares in the capital of Trillium;
“Shareholders” means the registered or beneficial holders of the Shares, as the context requires;

“Shares” the Common Shares and the First Preferred Shares;
“Stock Option Plan” means the amended and restated stock option plan of Trillium dated March 8, 2018;
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a person or person(s) (other than the Purchaser and/or its affiliates) to acquire not less than 66 2∕3% of the outstanding Shares or all or substantially all of the assets of Trillium on a consolidated basis (based on the fair market value thereof, as determined in good faith by the Board) that: (1) complies with applicable corporate and securities laws and applicable laws relating to the acquisition of securities and did not result from or involve a material breach of the non-solicitation restrictions in the Arrangement Agreement; (2) the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed on the terms proposed, taking into account all financial, legal, regulatory and other aspects of such proposal; (3) the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, would, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Shareholders (other than the Purchaser and its affiliates) than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser pursuant to the procedures described in the Arrangement Agreement); (4) is not subject to any financing condition and in respect of which the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that the required funds will be available to effect payment in full for the applicable Shares or assets, as the case may be; and (5) is not subject to any due diligence or access condition;
“Tax Act” means the Income Tax Act (Canada);
“Transaction Committee” means the transaction committee consisting of independent members of the Board formed to consider, among other things, the Arrangement and the other transactions contemplated by the Arrangement Agreement;
“Transfer Agent” means Computershare Investor Services Inc.;
“Trillium” means Trillium Therapeutics Inc., a corporation organized under the laws of the Province of British Columbia;
“Trillium Securities” means, as applicable, the Shares, Warrants, Options and DSUs;
“TSX” means the Toronto Stock Exchange;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
“Voting Support Agreement” means, collectively, the Voting Support Agreements entered into between the Purchaser and each director, executive officer and affiliated holder of more than five percent (5%) of the Shares;
“Warrant” means a warrant to purchase a Common Share or a warrant to purchase Series II Shares, as applicable, issued by Trillium; and
“Warrant Holders” means registered or beneficial holders of Warrants, as the context requires.

APPROVAL OF INFORMATION CIRCULAR
The contents and the sending of this Information Circular have been approved by the Board and the Transaction Committee.
DATED the [•] day of [•], 2021.
BY ORDER OF THE BOARD OF DIRECTORS
 Dr. Jan Skvarka
 Director, President and Chief Executive Officer

Appendix A
PFIZER INC.
- and -
PF ARGENTUM ACQUISITION ULC
- and -
TRILLIUM THERAPEUTICS INC.

ARRANGEMENT AGREEMENT
August 20, 2021

A-i

SCHEDULES
Schedule A	PLAN OF ARRANGEMENT
Schedule B	ARRANGEMENT RESOLUTION
Schedule C	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
Schedule D	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE PARENT

A-ii

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT is made as of August 20, 2021.
AMONG:
PFIZER INC., a corporation formed under the laws of the State of Delaware (the Parent)
– and –
PF ARGENTUM ACQUISITION ULC, a corporation formed under the laws of the Province of British Columbia (the Purchaser)
– and –
TRILLIUM THERAPEUTICS INC., a corporation existing under the laws of the Province of British Columbia (the Corporation).
NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1   Defined Terms
As used in this Agreement, unless the context otherwise requires, the following terms have the following meanings:
Acquisition Proposal means, other than the transactions contemplated by this Agreement or any transactions involving only the Corporation and its Subsidiaries, any bona fide offer or proposal (written or oral) from any Person or group of Persons other than the Purchaser (or any of its affiliates) (including a “group” within the meaning of Section 13(d) of the Exchange Act) relating to: (a) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, or winding up involving the Corporation and/or any of its Subsidiaries pursuant to which such Person or group would acquire twenty percent (20%) or more of the consolidated assets of the Corporation (as determined in good faith by the Board following consultation with its financial advisor); (b) any direct or indirect sale or disposition (or any license, lease or other arrangement having the same economic effect as a sale or disposition) in a single transaction or a series of related transactions, of assets representing twenty percent (20%) or more of the consolidated assets of the Corporation (as determined in good faith by the Board following consultation with its financial advisor), or twenty percent (20%) or more of the Shares of the Corporation (including securities convertible into or exchangeable or exercisable for such Shares assuming, if applicable, the conversion, exchange or exercise of such securities convertible, into or exchangeable or exercisable for such Shares or rights or interests therein or thereto); or (c) any direct or indirect take over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning twenty percent (20%) or more of the Shares of the Corporation (including securities convertible into or exchangeable or exercisable for such Shares assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for such Shares), or owning twenty percent (20%) or more of the consolidated assets of the Corporation; provided that, in each case, the consolidated assets of the Corporation shall be deemed to include its Subsidiaries.
Action means any litigation, legal action, lawsuit, claim, grievance, complaint, investigation, reassessment, audit or other proceeding (whether civil, administrative, quasi-criminal or criminal) by or before any Governmental Entity.
affiliate has the meaning specified in National Instrument 45-106 — Prospectus Exemptions.

Agreement means this arrangement agreement between the Parent, the Purchaser and the Corporation (including the Schedules hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.
Anti-Corruption Laws has the meaning specified in Paragraph 42(b) of Schedule C.
Arrangement means an arrangement under Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Purchaser, each acting reasonably.
Arrangement Resolution means the special resolution of the Shareholders and Warrant Holders, voting as a single class, approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B.
associate has the meaning specified in the Securities Act (British Columbia).
Authorization means, with respect to any Person, any order, permit, approval, registration, right, consent, waiver, license or similar authorization of any Governmental Entity, whether by expiry or termination of an applicable waiting period or otherwise, that is binding upon or applicable to such Person, or its business, assets or securities.
BCBCA means the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended.
Board means the board of directors of the Corporation, as constituted from time to time.
Board Recommendation has the meaning specified in Section 2.2.
Books and Records means the books and records of the Corporation, including books of account and Tax records, whether in written or electronic form.
Breaching Party has the meaning specified in Section 4.8(3).
Business Day means any day, other than a Saturday, or a Sunday or a statutory or civic holiday, on which banks are generally open for business in Vancouver, British Columbia, Toronto, Ontario and New York, New York.
CARES Act means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136 (116th Cong.) Mar. 27, 2020, as amended (including any changes in state or local law that are analogous to provisions of the CARES Act or adopted to conform to the CARES Act) and any legislative or regulatory guidance issued pursuant thereto, including, without limitation, the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, IRS Notice 2020-65, the Health and Economic Recovery Omnibus Emergency Solutions Act, the American Rescue Plan Act and any related, successor or similar non-U.S. legislation, guidance, rules and regulations related to COVID-19 or intended to address the consequences of the COVID-19 pandemic.
Change in Recommendation has the meaning specified in Section 7.2(4)(b).
Circular means the notice of the Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent or otherwise made available to the Shareholders and Warrant Holders in connection with the Meeting and to such other Persons as may be required by the Court pursuant to the Interim Order, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the Interim Order (once issued).
Class B Shares means the Class B Shares in the capital of the Corporation.
Code means the Internal Revenue Code of 1986, as amended.
Common Shares means the common shares in the capital of the Corporation.

Competition Act means the Competition Act (Canada), as amended.
Competition Act Approval means, in respect of the transactions contemplated by this Agreement, either: (a) the issuance of an advance ruling certificate pursuant to Subsection 102(1) of the Competition Act; or (b) both of (i) the expiry, waiver or termination of any applicable waiting periods under Section 123 of the Competition Act, and (ii) unless otherwise waived by the Purchaser, the Commissioner of Competition, or his designee, shall have issued a No Action Letter.
Computer Systems means all Software, hardware, databases, websites, computer equipment, networks, interfaces, platforms, systems and other information technology that are owned, operated, used in or necessary for the conduct of the business of the Corporation and its Subsidiaries.
Confidentiality Agreement means the confidential disclosure agreement dated September 8, 2020 between the Corporation and Parent, as amended.
Consideration means $18.50 in cash per Share.
Constating Documents means notices of articles, articles, articles of incorporation, amalgamation, or continuation, as applicable, by-laws, limited partnership agreement or other constating documents and all amendments thereto.
Continuing Employee has the meaning specified in Section 4.16(1).
Contract means any legally binding written or oral agreement, commitment, engagement, contract, license, lease, obligation or undertaking to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries is bound or affected, or to which any of their respective properties or their assets is subject.
Contractor means any consultant, dependent contractor under Canadian Law, independent contractor or other service provider providing services to the Corporation or any of its Subsidiaries and who is not a Corporation Employee.
Corporation means Trillium Therapeutics Inc., a corporation existing under the Laws of the Province of British Columbia.
Corporation Disclosure Letter means the disclosure letter dated the date of this Agreement and delivered by the Corporation to the Purchaser contemporaneously with the execution of this Agreement.
Corporation Employees means the employees, including part time and full time employees, of the Corporation or any of its Subsidiaries, as the case may be.
Corporation Intellectual Property means all Intellectual Property, including Owned Intellectual Property, used in, or necessary to conduct the Corporation or the Subsidiaries business as currently conducted.
Corporation Pharmaceutical Product means any pharmaceutical or medicinal compound or product developed, or currently being researched or developed, by or on behalf of the Corporation or its Subsidiaries.
Corporation SEC Documents means all SEC registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required to be filed or furnished pursuant to the Exchange Act or the U.S. Securities Act.
Corporation Termination Fee means $83,235,000.
Corporation Termination Fee Event has the meaning specified in Section 7.3(2).
Corporation’s Public Disclosure Record means all documents filed under the profile of the Corporation on the System for Electronic Document Analysis and Retrieval (SEDAR) in Canada, and the Electronic Data Gathering, Analysis, and Retrieval System (EDGAR) in the United States, in each case, after December 31, 2018 and at least two (2) Business Days prior to the date of this Agreement.

Court means the Supreme Court of British Columbia.
COVID-19 Measures means any quarantine, “shelter in place”, “stay at home”, social distancing, shut down, closure, sequester or any other applicable Law, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19.
Customs & International Trade Laws means the applicable export control, sanctions, import, customs and trade, and anti-boycott Laws of any jurisdiction in which the Corporation or any Subsidiary is incorporated or continued, exists or does business, including the Tariff Act of 1930, as amended, and other Laws, regulations, and programs administered or enforced by the U.S. Department of Commerce, U.S. International Trade Commission, U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, and their predecessor agencies; the Export Administration Act of 1979, as amended; the Export Administration Regulations, including related restrictions with respect to transactions involving Persons on the U.S. Department of Commerce Denied Persons List, Unverified List or Entity List; the Arms Export Control Act, as amended; the International Traffic in Arms Regulations, including related restrictions with respect to transactions involving Persons on the Debarred List; the International Emergency Economic Powers Act, as amended; the Trading With the Enemy Act, as amended; the Iran Sanctions Act, as amended, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, and the embargoes and restrictions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (OFAC); Executive Orders with respect to embargoes and restrictions on transactions with designated countries and entities, including Persons designated on OFAC’s list of Specially Designated Nationals and Blocked Persons, and Persons designated on the U.S. Department of State sanctions lists; anti-boycott Laws and regulations administered by the U.S. Department of Commerce; and the anti-boycott Laws and regulations administered by the U.S. Department of the Treasury; and the applicable Laws administered by Canada (including by the Canada Border Services Agency and Global Affairs Canada).
Data Room means the material contained in the virtual data room established by the Corporation as at 2:00 p.m. Eastern Time on August 20, 2021, the index of documents of which is appended to the Corporation Disclosure Letter.
Depositary means Computershare Investor Services Inc., in its capacity as depositary for the Arrangement, or such other Person as the Corporation and the Purchaser agree to engage as depositary for the Arrangement.
Depositary Agreement means the agreement to be entered into between the Depositary and the Parties prior to the Effective Date relating to, among other things, the deposit of Shares by the Shareholders, the terms and conditions of which must be satisfactory to the Parties, each acting reasonably.
Disclosing Party has the meaning specified in Section 4.5(3).
Dissent Rights means the rights of dissent in respect of the Arrangement as provided in the Plan of Arrangement.
DSU means a deferred share unit governed by the terms and conditions of the Omnibus Incentive Plan.
Effective Date means the date upon which the Arrangement becomes effective in accordance with this Agreement and the Final Order.
Effective Time has the meaning specified in the Plan of Arrangement.
Employee Plan means (i) each “employee pension benefit plan” (as defined in Section 3(2) of the ERISA), other than any Employee Plans that are “multiemployer plans” (as such term is defined in Section 4001(a)(3) of the ERISA), (ii) each “employee welfare benefit plan” (as defined in Section 3(1) of the ERISA), and (iii) each other employee benefit, health, welfare, supplemental unemployment benefit, profit sharing, option, stock appreciation, savings, insurance, deferred compensation, share purchase, share or share-based compensation, disability, pension, supplemental retirement, employment, offer letter, individual consulting, Contractor, severance, bonus, commission or other incentive, change in control, retention, vacation or other paid time-off, fringe benefit, welfare or other compensation or benefit plan, program, policy, trust, contract, arrangement, agreement, or fund for the benefit of directors or former directors of the Corporation or any of its Subsidiaries, Corporation Employees or Contractors or former Corporation Employees or Contractors, that is maintained, sponsored, contributed to or required to be contributed to, or funded by or binding upon the Corporation or any of its Subsidiaries or in respect of which the Corporation or any of its Subsidiaries has any actual or potential liability (including the Inducement Plan, Omnibus Incentive Plan and Stock Option Plan), other than any government-sponsored plans to which the Corporation or any of its Subsidiaries is required to contribute under applicable Laws.
Environmental Laws means all Laws relating to (a) protection of human health and/or the environment, including but not limited to, those relating to pollution, waste, emissions, discharges, or releases of Hazardous Substances or any other solid, liquid, gas, odour, heat, sound, vibration, or radiation, (b) protection and conservation of natural resources, including but not limited to, climate, air, surface water, groundwater, wetlands, land surface, subsurface strata, wildlife, aquatic, terrestrial, avian or microbial species and vegetation, (c) the manufacture, generation, handling, transport, transfer, labelling, packaging, sale, distribution, import, export, use, processing, treatment, recycling, storage, destruction, or disposal of, or exposure to, Hazardous Substances, and/or (d) any other criminal, civil, equitable, or common law principle concerning any act or omission relating to the environment or Hazardous Substances.
ERISA means the Employee Retirement Income Security Act of 1974, as amended.
ERISA Affiliate means each trade or business, whether or not incorporated, that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer,” with the Corporation or any Subsidiary within the meaning of Sections 414(b), (c), (m) or (o) of the Code.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Fairness Opinion means the opinion of Centerview Partners LLC, the financial advisor to the Corporation, addressed to the Board of Directors and the Transaction Committee to the effect that, as of the date of such opinion, the Consideration to be received by the holders of Common Shares is fair, from a financial point of view, to such holders (other than the Purchaser and its affiliates).
FDA means the United States Food and Drug Administration, or any successor entity.
Final Order means the final order of the Court approving the Arrangement pursuant to Section 291 of the BCBCA, as such order may be amended, modified or varied by the Court (with the written consent of both the Corporation and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as varied on appeal (provided that any such variation is acceptable to both the Corporation and the Purchaser, each acting reasonably).
First Preferred Shares means the First Preferred Shares in the capital of the Corporation, issuable in series, of which the first series is designated as the Series I Shares and of which the second series is designated as the Series II Shares.
GAAP means, in respect of the Corporation and its Subsidiaries, United States generally accepted accounting principles.
Good Clinical Practices means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56 and 312, as applicable.
Good Laboratory Practices means the FDA’s standards for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58.
Government or Governmental Entity means (a) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (b) any subdivision, agent or authority of any of the foregoing; (c) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) any Securities Authority or stock exchange, including the TSX and NASDAQ.
Government Official means (i) any elected or appointed Government official (e.g., a legislator or a member of a ministry of health); (ii) any employee or person acting for or on behalf of a Government, a Government department or agency, an institution or entity owned or controlled by a Government (e.g., a healthcare professional employed by a Government-owned or -controlled hospital, or a person serving on a healthcare committee that advises a Government), or an enterprise or instrumentality performing a governmental function; (iii) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (v) any member of a military or a royal or ruling family; and (vi) any person otherwise categorized as a Government official under Law.
Hazardous Substances means any substance, chemical, mixture, or material, whether animate or inanimate, that is or may be harmful or hazardous to human, animal, or plant life, any property, any activity, or to the environment or any natural resources, and includes but is not limited to, anything that is regulated under any Laws as a “contaminant”, “source of contaminant”, “pollutant”, “pesticide”, “fuel”, “deleterious substance”, “toxic substance”, “hazardous substance”, “designated substance”, “domestic substance”, “non-domestic substance”, “priority substance”, “prohibited substance”, “substance subject to notification or consent”, “restricted substance”, “ozone-depleting substance”, “nuclear substance”, “hazardous product”, “dangerous good”, “waste”, “hazardous waste”, or “hazardous recyclable material”.
Healthcare Laws means, to the extent related to the conduct of the Corporation’s or any Subsidiary’s business, as applicable, as of the date of this Agreement, (a) all applicable federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes, (b) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (c) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.) and the regulations promulgated thereunder, (e) the so-called federal “Sunshine Law” or Open Payments (42 U.S.C. § 1320a-7h) and applicable state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder, (f) applicable Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any applicable state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or any applicable state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs, (g) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 321 et seq., and all applicable regulations promulgated thereunder, and (h) any and all other health care Laws and regulations applicable to the Corporation or any Subsidiary or affecting their respective businesses.
HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
HSR Approval means the expiration or termination of the waiting period, including any extensions thereof, in accordance with the HSR Act.
Indemnified Persons has the meaning specified in Section 4.9(4).
Inducement Plan means the inducement stock option plan of the Corporation dated September 25, 2019.
Institutional Review Board means the entity defined in 21 C.F.R. §50.3 (i).
Intellectual Property means domestic and foreign: (a) patents, applications for patents and reissues, re-examinations, divisionals, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (b) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (c) copyrights, original works of authorship, documentation, literary works, artistic works, graphical works which are fixed in any medium of expression, whether or not registered or the subject of an application for registration, or capable of being registered; (d) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications for mask work registrations; (e) industrial designs, industrial designation registrations and applications, designs, design registrations and design registration applications; (f) trade names, business names, corporate names, domain names, social media accounts (including the rights to the content therein) and social media handles, website names and world wide web addresses, common law trademarks, trademark registrations, trademark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (g) Software; and (h) any other intellectual property and industrial property.
Interim Order means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to both the Corporation and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be varied by the Court with the prior written consent of both the Corporation and the Purchaser, each acting reasonably.
Interim Period has the meaning specified in Section 4.1(1).
Investment Canada Act means the Investment Canada Act.
IT Systems means Computer Systems, hardware, servers, databases, Software, networks, telecommunications systems and related infrastructure.
Law means all federal, national, multinational, provincial, state, municipal, regional and local laws (statutory, common or otherwise), constitutions, treaties, conventions, by-laws, statutes (including the rules and regulations thereunder), rules, regulations, principles of law and equity, orders, rulings, certificates, ordinances, judgments, injunctions, determinations, awards, decrees, legally binding codes or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Entity or self-regulatory authority (including the TSX and NASDAQ), and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are binding upon such Person or its assets.
Lien means any mortgage, charge, pledge, hypothec, security interest, option, right of first refusal or first offer, occupancy rights, restrictive covenant, prior claim, assignment, lien (statutory or otherwise), or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind.
Mailing Deadline means the date that is five (5) Business Days following receipt of the Interim Order.
Matching Period has the meaning specified in Section 5.4(1)(e).
Material Adverse Effect means any fact, state of facts, change, event, occurrence, effect or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on: (1) the ability of the Corporation to consummate the Arrangement by the Outside Date (as the same may be extended hereunder); or (2) the business, financial condition, results of operations or assets of the Corporation and its Subsidiaries, taken as a whole, except any such fact, state of facts, change, event, occurrence, effect, or circumstance resulting from or arising in connection with the following (alone or in combination) shall not be taken into account when determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:
(a)
any fact, state of facts, change, event, occurrence, effect or circumstance affecting the industry in which the Corporation and its Subsidiaries operate;

(b)
any change in (i) global, national or regional political conditions (including the outbreak or escalation of war, acts of terrorism or cyberterrorism, or military actions), (ii) in general economic, business, political, regulatory or market conditions or in national or global financial or capital markets, or (iii) interest rates or currency exchange rates;

(c)
any change in GAAP (or the implementation of GAAP by any Governmental Entity);

(d)
any adoption, proposal, implementation or change in Law, or in any interpretation of Law, by any Governmental Entity;

(e)
any natural or man-made disaster or act of God (including epidemics, pandemics, disease outbreak (including COVID-19 or any COVID-19 Measures) or other health crisis or public health event), or any escalation or worsening of any of the foregoing;

(f)
the failure by the Corporation or any of its Subsidiaries to meet any internal, third party or public projections, forecasts, budgets, guidance or estimates of revenues, earnings, cash flow, cash position, or other financial or operating metrics (it being understood that the cause underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition) or any seasonal fluctuations in the Corporation’s results;

(g)
the announcement or pendency of this Agreement and the transactions contemplated hereby, the identity of the Purchaser or the consummation of the transactions contemplated hereby or the Arrangement, including, but limited to, the impact of any of the foregoing on the relationships, contractual or otherwise, with employees, contractors, suppliers, vendors, partners, licensors, licensees, or other business partners (it being understood and agreed that this clause (g) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of this Agreement or the consummation of the Arrangement and other transactions contemplated hereby or the performance of obligations of the Corporation hereunder);

(h)
any action taken (or omitted to be taken) (i) upon the request of the Purchaser, or with its prior written consent, or (ii) which is required to be taken (or omitted to be taken) pursuant to this Agreement;

(i)
any change in the market price or trading volumes of any securities of the Corporation or any suspension of trading of the Corporation’s securities on NASDAQ or TSX (it being understood that the causes underlying such change in market price or trading volumes may constitute or be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition), or any suspension of trading generally in securities on any securities exchange on which any securities of the Corporation trade; or

(j)
any Action brought by, or made by, or on behalf of, any current or former stakeholder of the Corporation against the Purchaser, the Corporation, their affiliates, or any of their directors and officers arising out of this Agreement or the transactions contemplated hereby, including Actions arising out of the exercise by any Person of Dissent Rights; and

(k)
any regulatory, preclinical or clinical, competitive, pricing, reimbursement or manufacturing change, occurrence, or effect relating to or affecting any product or product candidate competitive with any Corporation Pharmaceutical Product (including, but not limited to, (i) any suspension, rejection, refusal of, or request to refile any regulatory application, filing or approval or delay in obtaining, making or maintaining any such regulatory application, filing or approval with respect to any product or product candidate competitive with any Corporation Pharmaceutical Product, (ii) any regulatory actions, requests, recommendations, determinations or decisions of any Governmental Entity related to any product or product candidate competitive with any Corporation Pharmaceutical Product, (iii) any commencement, acceleration, delay, hold or termination of any preclinical or clinical study, trial or test related to any product or product candidate competitive with any Corporation Pharmaceutical Product, (iv) any results, outcomes, data, adverse events, side effects or safety observations arising from any preclinical or clinical studies, trials or tests related to any product or product candidate competitive with any Corporation Pharmaceutical Product, (v) any results, outcomes or data, approval by the FDA or another Governmental Entity, or market entry or threatened market entry of any product or product candidate competitive with any

Corporation Pharmaceutical Product, and (vi) any recommendations, statements, decisions or other pronouncements made, published or proposed by professional medical organizations, payors, Governmental Entities or representatives of any of the foregoing related to any product or product candidate competitive with any Corporation Pharmaceutical Product).
provided, however, that with respect to clauses (a) through to and including (e), such matter does not have a disproportionate effect on the Corporation and its Subsidiaries, taken as a whole, relative to other comparable companies or entities operating in the industries in which the Corporation and its Subsidiaries operate, in which case, the incremental disproportionate impact may be taken into account in determining whether a Material Adverse Effect has occurred; and references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Material Adverse Effect has occurred.
Material Contract means any Contract (excluding, except in the case of clause (j), any such Contract that is also an Employee Plan):
(a)
relating directly or indirectly to the guarantee of any liabilities or obligations of any third party or to indebtedness for borrowed money of the Corporation or its Subsidiaries, or owed to the Corporation or its Subsidiaries (whether outstanding or as may be incurred), other than any guarantee by the Corporation or one of its Subsidiaries of another Subsidiary or intercompany indebtedness among the Corporation and any of its Subsidiaries;

(b)
restricting the incurrence of indebtedness for borrowed money by the Corporation or any of its affiliates (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of the Corporation or any of its affiliates, or restricting the payment of dividends by the Corporation;

(c)
that is a collective bargaining agreement, a labour union contract or any other memorandum of understanding or other agreement with a union;

(d)
under which the Corporation or any of its affiliates is obligated to make to any Person or expects to receive from any Person payments in excess of $500,000 over any twelve (12) month period or $1,000,000 over the remaining life of the Contract;

(e)
with a Governmental Entity;

(f)
providing for the establishment, investment in, organization or formation of any joint venture, limited liability company, partnership, alliance, development arrangement, profit-sharing arrangement or any similar entities or arrangements with any Person;

(g)
that, either before or after the Effective Time, (i) obligates the Corporation or any of its affiliates to conduct any business on an exclusive basis with any third Person, or upon the effectiveness of the Arrangement, will obligate the Purchaser or any of its affiliates to conduct business with any third Person on an exclusive basis, (ii) creates a right of first offer, right of first refusal or right of first negotiation, or (iii) limits or restricts or, upon the completion of the Arrangement, will limit or restrict: (A) the ability of the Corporation or any of its affiliates to engage in any line of business or carry on business in any geographic area, or (B) the scope of Persons to whom the Corporation or any of its affiliates may sell products, deliver services or conduct business;

(h)
that contains any non-solicitation, non-competition or similar obligations of the Corporation or any of its affiliates that materially limit, restrict or prohibit, or purport to materially limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Corporation or any of its affiliates is or could be conducted or (B) the lines or types of businesses that the Corporation or any affiliate of the Corporation conducts or has a right to conduct;

(i)
under which the Corporation or any Subsidiary assigns or obtains ownership in any material Owned Intellectual Property (including, for clarity, any Owned Intellectual Property that is used in, or is necessary to conduct, the Corporation’s or the Subsidiaries’ business as currently conducted);

(j)
that provides for retention, change of control or similar payments in excess of $250,000 in the aggregate;

(k)
pursuant to which the Corporation or any Subsidiary licenses or otherwise provides a right to practice any material Corporation Intellectual Property to third parties, other than non-exclusive licenses of Corporation Intellectual Property granted to third Persons in the Ordinary Course;

(l)
under which the Corporation or any Subsidiary grants or obtains any license or other rights with respect to any material Corporation Intellectual Property (other than licenses of widely available commercial off-the-shelf software with total annual license, maintenance, support and other fees not in excess of $250,000 in the aggregate per vendor)or providing for the, purchase, sale or exchange of, or option to purchase, sell or exchange, any material Owned Intellectual Property (including, for clarity, any Owned Intellectual Property that is used in, or is necessary to conduct, the Corporation’s or the Subsidiaries’ business as currently conducted);

(m)
is a Contract with any clinical research organization or other agreement with a third party which is conducting one or more clinical studies on behalf of the Corporation or any Subsidiary;

(n)
is a Contract regarding an arrangement between the Corporation and any third party with respect to any combination trial;

(o)
is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate;

(p)
is a “single source” supply Contract, in accordance with which the Corporation or any Subsidiary procures goods or materials from one source, or any other material supply Contract;

(q)
any Contract pursuant to which the Corporation or any Subsidiary has contingent obligations that upon satisfaction of certain conditions precedent will result in the payment by the Corporation or any Subsidiary of more than $1,000,000 in the aggregate over a twelve (12)-month period or $2,000,000 over the remaining life of the Contract, in either milestone payments or royalties, upon (A) the achievement of regulatory or commercial milestones or (B) the receipt of revenue or income based on product sales;

(r)
relating to the acquisition or disposition of any Person, business or operations or assets constituting a business (whether by merger, sale of stock, sale of assets, consolidation or otherwise) pursuant to which the Corporation has any outstanding obligations or rights as of the date of this Agreement (including any such Contract under which contemplated transactions were consummated but under which one or more of the parties thereto has executory indemnification, earn-out or other material liabilities);

(s)
is a settlement agreement with future payment obligations in excess of $1,000,000, or which creates or could create a Lien (other than a Permitted Lien) on any asset of the Corporation or any of its Subsidiaries; and

(t)
that if terminated or if it ceased to be in effect would reasonably be expected to have a Material Adverse Effect.

Meeting means the special meeting of Shareholders and Warrant Holders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Circular and agreed to in writing by the Purchaser, acting reasonably and in accordance with this Agreement.
MI 61-101 means Multilateral Instrument 61-101 — Protection of Minority Securityholders in Special Transactions.
misrepresentation has the meaning specified in the Securities Act (Ontario) (including the rules and regulations thereunder).
NASDAQ means the NASDAQ Stock Market.

No Action Letter means written confirmation from the Commissioner of Competition, or his authorized representative, that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement.
OFAC has the meaning specified in the definition of “Customs & International Trade Laws”.
officer has the meaning specified in the Securities Act (Ontario).
Omnibus Incentive Plan means the omnibus equity incentive plan of the Corporation, approved by the Shareholders on June 30, 2020.
Open Source Software means any software for which the original source code is made freely available and may be redistributed and modified, including software meeting the Open Source Definition of the Open Source Initiative (opensource.org) or software that is subject to the GNU General Public License (GPL), the Lesser GNU Public License (LGPL), the Apache License (ASL), any “copyleft” license or any other license, that requires as a condition of use, modification or distribution of such software that such software or other software combined or distributed with it be (a) disclosed or distributed in source code form, (b) licensed for the purpose of making derivative works, or (c) redistributable at no charge.
Option means an option to purchase Common Shares issued pursuant to any of the Omnibus Incentive Plan, Inducement Plan or Stock Option Plan that is outstanding as of the applicable time.
Optionholder means a holder of Options.
Ordinary Course means, with respect to an action taken by the Corporation or its Subsidiaries, that such action is taken in the ordinary course of the normal operations of the business of, as applicable, the Corporation or any of its Subsidiaries, consistent with past practice.
OSC means the Ontario Securities Commission.
Outside Date means the date that is six (6) months after the date of this Agreement, or such later date as may be agreed to in writing by the Parties, provided that if the Effective Date has not occurred by the date that is six (6) months after the date of this Agreement as a result of the failure to satisfy any of the conditions set forth in Section 6.1(2) [Interim and Final Order], Section 6.1(3) [Required Regulatory Approvals], Section 6.1(4) [Illegality] or Section 6.2(3) [No Legal Action], then either Party may elect from time to time by notice in writing delivered to the other Party by no later than 4:30 p.m. (Toronto time) on a date that is five (5) Business Days prior to the then-scheduled Outside Date, to extend the Outside Date by a period of up to three (3) months, provided that, notwithstanding the foregoing, a Party shall not be permitted to extend the Outside Date if the failure to satisfy any such condition is primarily the result of such Party’s failure to comply with its covenants herein.
Owned Intellectual Property means the Intellectual Property owned by the Corporation or its Subsidiaries.
Owned Real Property means all the real and immovable property owned by the Corporation and its Subsidiaries.
Parent means Pfizer Inc., a corporation existing under the Laws of the State of Delaware.
Parties means the Corporation, the Purchaser and the Parent and Party means any one of them.
Permitted License means, as of the Effective Date, any exclusive or non-exclusive license granted to a third party under the Intellectual Property rights of the Corporation or any of its Subsidiaries.
Permitted Liens means, in respect of the Corporation or its Subsidiaries, any one or more of the following:
(a)
Liens for Taxes, assessments or governmental charges or levies that are not delinquent or the validity of which is being contested in good faith by proper legal proceedings if adequate provision has been made for their payment;

(b)
inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers,

materialmen, carriers and others in respect of the construction, maintenance, repair or operation of assets, provided that such Liens are related to obligations not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law;
(c)
the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or permit of the Corporation or its Subsidiaries, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

(d)
easements, servitudes, restrictions, restrictive covenants, rights of way, encroachments (including any encroachment from any subject property onto any neighbouring property), licenses, permits and other similar rights in real or immovable property that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(e)
zoning, land use and building by-laws and ordinances, regulations made by public authorities that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(f)
(i) reservations, exceptions, limitations, provisos and conditions contained in the original Crown grant or patent of any Owned Real Property; and (ii) any statutory limitations, exceptions, reservations and qualifications related thereto that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(g)
such other imperfections or irregularities of title that, in each case, do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(h)
Liens granted by the Corporation or any of its Subsidiaries in relation to the purchasing, leasing and/or licensing of personal property and equipment, in each case in the Ordinary Course;

(i)
to the extent constituting a Lien, the grant of a Permitted License; and

(j)
Liens listed and described in Section 1.1(a) of the Corporation Disclosure Letter.

Person includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
Personal Information means any data or information in any media that is used or reasonably capable of being used alone or in combination with other information to identify an individual and is regulated as personal data or personal information under any Law to which the Corporation or any of its Subsidiaries is subject.
Plan of Arrangement means the plan of arrangement, substantially in the form of Schedule A to this Agreement, and any amendments, modifications, supplements or variations to such plan made in accordance with its terms, the terms of this Agreement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Purchaser, each acting reasonably.
Pre-Closing Reorganization has the meaning specified in Section 4.2(1).
Processing means any operation or set of operations that is performed upon data or information, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction.
Purchaser means PF Argentum Acquisition ULC.

Receiving Party has the meaning specified in Section 4.5(3).
Registrar means the Registrar of Companies appointed pursuant to the BCBCA.
Regulatory Approvals means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made), waivers, early terminations, authorizations, clearances, or written confirmations of no intention to initiate legal proceedings from Governmental Entities, in each case required to consummate the transactions contemplated by this Agreement, including, if applicable, Competition Act Approval and HSR Approval, but excluding the approval of the Arrangement by the Court.
Regulatory Authority means the FDA and any other applicable Governmental Entity responsible for the oversight and approval of the research, development or commercialization of pharmaceutical or medicinal products of the Corporation and its Subsidiaries.
Representative means, with respect to any Person, any officer, director, employee, representative (including any financial, legal or other advisor) or agent of such Person or of any of its affiliates.
Required Securityholder Approval means the requisite Shareholder and Warrant Holder approval of the Arrangement Resolution as set forth in Section 2.3(4), together with any other vote required under the Interim Order.
Sanctioned Country means, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).
Sanctioned Person means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, Canada, the UN Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, the Federal Department of Finance of Switzerland or such similar Governmental Entity of any European Union Member State, (b) any Person located, organized or resident in a Sanctioned Country, or (c) any Person fifty percent (50%) or more owned or otherwise controlled by any such Person or Persons described in clauses (a) and (b) above.
Sanctions means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, Canada, the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury of the United Kingdom or Switzerland.
Sarbanes-Oxley Act means the Sarbanes-Oxley Act of 2002, as amended.
SEC means the U.S. Securities and Exchange Commission.
SEC Clearance Event means the event where either (i) the SEC staff has not notified the Corporation that it will review the Circular within ten (10) days after the initial filing of the Circular with the SEC, or (ii) the SEC staff notifies the Corporation that it has completed its review of the Circular.
Securities Authority means the SEC, the OSC and any other applicable securities commission or securities regulatory authority of a province or territory of Canada or state of the United States.
Securities Laws means (i) the U.S. Securities Act, the Exchange Act, and all other applicable state and federal securities laws, rules and regulations, (ii) the Securities Act (Ontario) and the rules, regulations and published policies thereunder, (iii) any other applicable Canadian provincial and territorial securities Laws, (iv) applicable securities Laws and regulations of other jurisdictions, all as now in effect and as they may be promulgated or amended from time to time and (v) the rules and policies of the TSX and NASDAQ.
Security Breach means any (a) loss of Personal Information, (b) unauthorized, and/or unlawful Processing, corruption, or sale of Personal Information, or (c) other act or omission that has compromised the privacy, confidentiality or security of Personal Information or the security or operation of the IT Systems.

Securityholders means, collectively, the Shareholders, the Warrant Holders and the holders of Options and DSUs.
Series I Shares means the Series I Non-Voting Convertible First Preferred Shares in the capital of the Corporation.
Series II Shares means the Series II Non-Voting Convertible First Preferred Shares in the capital of the Corporation.
Shareholders means the registered or beneficial holders of the Shares, as the context requires.
Shares means, collectively, the Common Shares and the First Preferred Shares.
Software means computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs.
Stock Option Plan means the amended and restated stock option plan of the Corporation dated March 8, 2018.
Subsidiary has the meaning specified in the BCBCA.
Superior Proposal means any unsolicited bona fide written Acquisition Proposal from a Person or Person(s) (other than the Purchaser and/or its affiliates) to acquire not less than 66 2∕3% of the outstanding Shares or all or substantially all of the assets of the Corporation on a consolidated basis (based on the fair market value thereof, as determined in good faith by the Board) that:
(a)
complies with applicable Securities Laws, corporate Laws and applicable Laws relating to the acquisition of securities and did not result from or involve a material breach of Article 5 of this Agreement;

(b)
the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed on the terms proposed, taking into account all financial, legal, regulatory and other aspects of such proposal;

(c)
the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, would, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Shareholders (other than the Purchaser and its affiliates) than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser pursuant to Section 5.4(2) hereof);

(d)
is not subject to any financing condition and in respect of which the Board (or any relevant committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that the required funds will be available to effect payment in full for the applicable Shares or assets, as the case may be; and

(e)
is not subject to any due diligence or access condition.

Superior Proposal Notice has the meaning specified in Section 5.4(1)(c).
Support and Voting Agreements means, collectively, the support and voting agreements entered into between the Purchaser and each director, executive officer and affiliated holder of more than five percent (5%) of the Shares listed in Section 1.1(b) of the Corporation Disclosure Letter.
Tax Act means the Income Tax Act (Canada).
Tax Returns means any and all returns, reports, declarations, elections, notices, forms, designations, schedules, attachments, filings, and statements (including any amendments, and estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes (whether in tangible, electronic or other form).
Taxes means: (a) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, escheat, abandoned or unclaimed property, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a transferee or successor in interest to any party.
Terminating Party has the meaning specified in Section 4.8(3).
Termination Notice has the meaning specified in Section 4.8(3).
Transaction Committee means the transaction committee consisting of independent members of the Board formed to consider, among other things, the Arrangement and the other transactions contemplated by this Agreement.
TSX means the Toronto Stock Exchange.
U.S. Securities Act means the Securities Act of 1933, as amended.
Warrant means a warrant to purchase a Common Share or a warrant to purchase Series II Shares, as applicable, issued by the Corporation.
Warrant Holders means registered or beneficial holders of Warrants, as the context requires.
wilful material breach means a material breach that is a consequence of an act or a failure to act undertaken by the breaching Party with the actual knowledge that such act or failure to act would cause a breach of this Agreement.
Section 1.2   Certain Rules of Interpretation.
In this Agreement, unless otherwise specified:
(1)   Headings, etc.   The provision of a Table of Contents, the division of this Agreement into Articles, Sections, subsections, paragraphs, clauses and Schedules and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
(2)   Currency.   All references to dollars or to $ are references to United States dollars.
(3)   Gender and Number.   Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
(4)   Certain Phrases and References, etc.   The words “including,” “includes” and “include” mean “including (or includes or include) without limitation,” and “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.” Unless stated otherwise, “Article,” “Section,” and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term “Agreement” and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it. The term “made available” as it relates to materials provided to the Purchaser means copies of the subject materials which were made available to the Purchaser or any of its affiliates or Representatives either (a) in the Data Room or (b) otherwise in writing with respect to materials specifically referenced in the Corporation Disclosure Letter.
(5)   Capitalized Terms.   Unless otherwise defined therein, all capitalized terms used in any Schedule or in the Corporation Disclosure Letter have the meanings ascribed to them in this Agreement.
(6)   Knowledge.   Where any representation or warranty is expressly qualified by reference to the knowledge of the Corporation, it is deemed to refer to the actual knowledge of the individuals set forth in Section 1.2(6) of the Corporation Disclosure Letter, in each case after reasonable inquiry.
(7)   Accounting Terms.   All accounting terms are to be interpreted in accordance with GAAP and all determinations of an accounting nature in respect of the Corporation required to be made shall be made in a manner consistent with GAAP.
(8)    Statutes.   Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
(9)   Computation of Time.   If any action may be taken within, or any right or obligation is to expire at the end of, a period of days under this Agreement, then the first day of the period is not counted, but the day of its expiry is counted. Whenever payments are to be made or an action is to be taken on a day which is not a Business Day, such payment will be made or such action will be taken on or not later than the next succeeding Business Day.
(10)   Time References.   Unless otherwise specified in this Agreement, references to time are to local time in Toronto, Ontario.
(11)   Subsidiary.   To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Corporation, each such provision shall be construed as a covenant by the Corporation to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action and fulfill its obligations thereunder.
Section 1.3   Schedules.
(1)   The schedules attached to this Agreement form an integral part of this Agreement for all purposes of it.
(2)   The Corporation Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (a) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes, or (b) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.
ARTICLE 2
THE ARRANGEMENT
Section 2.1   Arrangement.
The Corporation and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.
Section 2.2   Corporation Approval
The Corporation represents and warrants to the Purchaser that, as of the date of this Agreement, the Board (a) has received the Fairness Opinion, and (b) upon the recommendation of the Transaction Committee, the Board has determined that: (i) the Arrangement is fair to the Shareholders and Warrant Holders (other than the Purchaser and its affiliates); (ii) it will recommend that Shareholders and Warrant

Holders vote in favour of the Arrangement Resolution; and (iii) the Arrangement is in the best interest of the Corporation ((i), (ii) and (iii) collectively being the Board Recommendation).
Section 2.3   Interim Order.
As soon as reasonably practicable (and in any event within ten (10) days) following an SEC Clearance Event, the Corporation shall apply, in a manner reasonably acceptable to the Purchaser, pursuant to Section 291(2) of the BCBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order. The terms of the Interim Order shall be approved by the Purchaser, acting reasonably, and must provide, among other things:
(1)   for the classes of Persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;
(2)   that the Corporation is authorized to call and hold the Meeting to consider and, if thought advisable, pass the Arrangement Resolution;
(3)   to fix the record date for the purpose of determining the Shareholders and Warrant Holders entitled to receive notice of, and to vote at, the Meeting;
(4)   that the required level of approval for the Arrangement Resolution shall be:
(a)
not less than 66&frac23;% of the votes cast on the Arrangement Resolution by the Shareholders, voting as a single class, present in person or represented by proxy at the Meeting, each being entitled to one vote per Share;

(b)
not less than 66&frac23;% of the votes cast on the Arrangement Resolution by the Shareholders and Warrant Holders, voting together as a single class, present in person or represented by proxy at the Meeting, each being entitled to one vote per Share and one vote per Share underlying each Warrant; and

(c)
if required under Securities Laws, a simple majority of the votes cast on the Arrangement Resolution by Shareholders and Warrant Holders (other than any Person required to be excluded for the purpose of such vote under MI 61-101) present in person or represented by proxy at the Meeting, with the holders of the Common Shares and Common Share Warrants and the Series II Shares and Series II Warrants each voting in separate class votes, each being entitled to one vote per Share and one vote per Share underlying each Warrant, voting in accordance with Part 8 of MI 61-101 or any exemption therefrom;

(5)   that, subject to the foregoing and in all other respects, other than as ordered by the Court, the terms, restrictions and conditions of the Corporation’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Meeting;
(6)   for the grant of Dissent Rights as contemplated in the Plan of Arrangement;
(7)   for the notice requirements with respect to the presentation of the application to the Court for the Final Order;
(8)   that the Corporation and Purchaser are authorized to make any revisions, amendments, or supplements to the Plan of Arrangement;
(9)   that the Meeting may be adjourned or postponed from time to time by the Corporation in accordance with the terms of this Agreement and without the need for additional approval of the Court;
(10)   that the record date for the Shareholders and Warrant Holders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting, unless required by Law or the Court;
(11)   that the deadline for the submission of proxies by Shareholders and Warrant Holders shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Toronto, Ontario) prior to the Meeting, subject to waiver by the Corporation in accordance with the terms of this Agreement;

(12)   that upon approval by the Shareholders and Warrant Holders of the Arrangement Resolution, the Corporation will seek Court approval for the Plan of Arrangement; and
(13)   for such other matters as the Purchaser or the Corporation (each with the prior written consent of the other, such consent not to be unreasonably withheld, conditioned or delayed) may reasonably require.
Section 2.4   The Meeting.
The Corporation shall:
(1)   subject to the terms of this Agreement and the Interim Order and provided that this Agreement has not been terminated in accordance with its terms, convene and conduct the Meeting in accordance with the Interim Order, the Corporation’s Constating Documents and applicable Law as soon as reasonably practicable, but, subject to the Corporation’s rights hereunder to adjourn or postpone the Meeting, in any event on or before the date that is sixty (60) days after the date of the Interim Order (or such later date as may be consented to by the Purchaser in writing), for the purpose of considering the Arrangement Resolution and for such other matters as may be required for the purposes of effecting the Arrangement and the other transactions contemplated by this Agreement, and not adjourn, postpone, cancel (or propose the adjournment, postponement or cancellation of), or modify the purposes of the Meeting without the prior written consent of the Purchaser not to be unreasonably withheld, conditioned or delayed, except:
(a)
in the case of an adjournment, as required for quorum purposes;

(b)
for a maximum of twenty (20) Business Days to solicit additional proxies in favour of the approval of the Arrangement Resolution if necessary to obtain the Required Securityholder Approval;

(c)
as required or permitted under Section 5.4(5); or

(d)
as required by applicable Law or a Governmental Entity (including as necessary to comply with any applicable COVID-19 Measures).

(2)   notwithstanding the receipt by the Corporation of a Superior Proposal in accordance with Section 5.4(1), a Change in Recommendation or any other intervening event and provided that this Agreement has not been terminated in accordance with its terms, unless otherwise agreed in writing by the Purchaser, the Corporation shall take all commercially reasonable steps to hold the Meeting and to cause the Arrangement Resolution to be voted on at the Meeting and shall not propose to adjourn or postpone the Meeting other than as contemplated by Section 2.4(1) or Section 5.4(5);
(3)   subject to the terms of this Agreement, other than following a Change in Recommendation, use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including using commercially reasonable efforts to cooperate with any Persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution;
(4)   as reasonably requested from time to time by the Purchaser, provide the Purchaser with copies of or access to any lists of (a) the registered holders of Shares, participants and book-based nominee registrants such as CDS & Co., and/or non-objecting beneficial owners of Shares prepared or delivered to the Corporation by any transfer agent, dealer or proxy solicitation services firm and in the possession of the Corporation, (b) the names and holdings of all Persons having rights to acquire Shares, including holders of Options, DSUs and Warrants, (c) supplemental lists setting out changes to the foregoing, and (d) additional information regarding the Meeting generated by any transfer agent, dealer or proxy solicitation services firm and in the possession of the Corporation (it being agreed that Purchaser and its agents shall hold in confidence any such lists and information in accordance with the terms of the Confidentiality Agreement);

(5)   consult with the Purchaser in fixing and publishing the record date and meeting date for the Meeting, and allow the Representatives of the Purchaser (including its outside legal counsel) to attend the Meeting;
(6)   promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Meeting, as to the aggregate tally of the proxies (for greater certainty, specifying votes “for” and votes “against” the Arrangement Resolution) received by the Corporation in respect of the Arrangement Resolution;
(7)   promptly advise the Purchaser of any substantive written or oral communication from any Securityholder in opposition to the Arrangement (or any material business partner of the Corporation who has petitioned or is threatening to petition the Court in opposition of the Arrangement) or any written notice of dissent or purported exercise by any Shareholder or Warrant Holder of Dissent Rights received by the Corporation in relation to the Arrangement Resolution and any withdrawal of Dissent Rights received by the Corporation and, subject to applicable Laws, any written communications sent by or on behalf of the Corporation to any Shareholder or Warrant Holder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution;
(8)   not make any payment or settlement offer, or agree to any payment or settlement, prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser; and
(9)   not change the record date for determining the Shareholders and Warrant Holders entitled to vote at the Meeting in connection with any adjournment or postponement of the Meeting unless required by Law or with the Purchaser’s written consent.
Section 2.5   The Circular.
(1)   The Corporation shall, as promptly as reasonably practicable, and in any event within fifteen (15) Business Days after the date of this Agreement, prepare, in consultation with the Purchaser, the Circular, and file the Circular in preliminary form with the SEC, together with any other documents required by Law to be filed with the SEC therewith. As promptly as reasonably practicable following an SEC Clearance Event and receipt of the Interim Order, and in any event prior to the Mailing Deadline, cause the Circular and such other documents to be filed and sent to each Shareholder and other Persons as required by the Interim Order and Law, in each case so as to permit the Meeting to be held by the date specified in Section 2.4(1).
(2)   The Corporation shall ensure that the Circular complies in all material respects with Law, does not contain any misrepresentation and provides the Shareholders and Warrant Holders with sufficient information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before the Meeting; provided, however, that the Corporation shall be deemed not to be in breach of the covenant included in this Section 2.5(2) with respect to any information with respect to the Purchaser or its affiliates that is provided by the Purchaser or its Representatives to the Corporation specifically for inclusion in the Circular. Without limiting the generality of the foregoing, the Circular must include:
(a)
a summary and copy of the Fairness Opinion;

(b)
a statement that the Transaction Committee has, after receiving legal and financial advice, unanimously recommended that the Board approve this Agreement and the Arrangement and recommend that the Shareholders and Warrant Holders vote in favour of the Arrangement Resolution;

(c)
a statement that the Board has received the Fairness Opinion, and has, after receiving legal and financial advice and the recommendation of the Transaction Committee, made the Board Recommendation; and

(d)
disclosure of the directors and executive officers of the Corporation who are subject to Support and Voting Agreements pursuant to which they intend to vote all of their Shares and Warrants in favour of the Arrangement Resolution.

(3)   The Corporation shall give the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on drafts of the Circular and other related documents that include, but are not limited to, all documents required for Court approval of the Plan of Arrangement and the granting of the Interim Order and Final Order, and shall give reasonable consideration to any comments made by the Purchaser and its outside legal counsel, and agrees that all information relating to the Purchaser and its affiliates, and any information describing the terms of the Arrangement and/or the Plan of Arrangement, must be in a form and content satisfactory to the Purchaser, acting reasonably. The Corporation shall provide the Purchaser with all comments, written or oral, received from the SEC, promptly upon receipt from the SEC (and in any event within twenty four (24) hours following receipt), and give the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on any responses, written or oral, submitted or proffered to the SEC. In addition, the Corporation shall provide the Purchaser with a final copy of the Circular prior to its mailing to the Shareholders and Warrant Holders.
(4)   The Purchaser shall provide in writing to the Corporation all necessary information concerning the Purchaser and its affiliates that is required by applicable Law to be included by the Corporation in the Circular or other related documents, and shall ensure that such information does not contain any misrepresentations.
(5)   Each Party shall promptly and, in any event, within twenty four (24) hours, notify the other Party if it becomes aware that the Circular contains a misrepresentation, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Corporation shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders and Warrant Holders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity.
Section 2.6   Final Order.
If the Interim Order is obtained and the Arrangement Resolution is passed at the Meeting as provided for in the Interim Order and as required by applicable Law, the Corporation shall, subject to the terms of this Agreement, take all steps necessary to apply to the Court for approval of the Plan of Arrangement and the granting of the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable and in any event no later than five (5) Business Days after the Arrangement Resolution is passed at the Meeting.
Section 2.7   Court Proceedings.
Subject to the terms of this Agreement, the Purchaser shall cooperate with and assist the Corporation in seeking the Interim Order and the Final Order, including by providing to the Corporation on a timely basis any information required by applicable Law to be supplied by the Purchaser in connection therewith, as may be reasonably requested by the Corporation. In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Corporation shall, subject to the terms and conditions of this Agreement:
(a)
diligently pursue, and cooperate with the Purchaser to obtain, the Interim Order and the Final Order;

(b)
provide the Purchaser and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court in connection with the Arrangement, including drafts of the petition, supporting affidavit(s), notices of hearing, the Interim Order, Final Order and Circular, and give reasonable consideration to all such comments of the Purchaser and its legal counsel;

(c)
provide outside legal counsel to the Purchaser on a timely basis with copies of any notices of hearing or appearance, evidence or other documents served on the Corporation or its outside legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)
ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(e)
subject to applicable Law, not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided the Purchaser is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, set forth in any such filed or served materials or under this Agreement or that require any amendment or modification of the terms and conditions of the Support and Voting Agreements;

(f)
oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, to do so only after notice to, and in consultation and cooperation with, the Purchaser; and

(g)
not unreasonably object to legal counsel to the Purchaser making such submissions on the hearing of the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Corporation and its legal counsel is advised of the nature of any submissions prior to the hearing, the Purchaser provides copies to the Corporation and its legal counsel of any notice of hearing, applications or other documents supporting such submissions in advance of the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.8   Arrangement and Effective Date.
Closing of the Arrangement shall occur, and the Arrangement shall become effective, as promptly as practicable (but no later than the fifth (5th) Business Day or, if earlier, the Outside Date) following the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 6 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist) or on such other time and date as may be agreed upon by the Parties in writing, and the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Laws, including the BCBCA. The closing of the transactions contemplated hereby shall take place via electronic document exchange or at the offices of Norton Rose Fulbright Canada LLP in Toronto or at such other location as may be agreed upon by the Parties.
Section 2.9   Payment of Consideration.
The Purchaser shall in accordance with the Depositary Agreement and in any event prior to the Effective Time, provide the Depositary with sufficient funds to be held in escrow to satisfy the aggregate Consideration payable pursuant to the Plan of Arrangement to the Securityholders, which funds will be held and dealt with by the Depositary in accordance with the Depositary Agreement and the Plan of Arrangement.
Section 2.10   Tax Withholdings.
Each of the Purchaser, the Corporation, the Depositary or any other Person that makes a payment pursuant to this Agreement or the Plan of Arrangement shall be entitled to deduct and withhold from the amount payable such amount as such Person determines, acting reasonably, is required to be deducted or withheld pursuant to the Tax Act or the Internal Revenue Code, or any other provision of any Law and remit such deducted and withheld amount to the appropriate Governmental Entity. To the extent that the amount is so properly deducted, withheld and remitted, such amount shall be treated for all purposes of this Agreement and the Plan of Arrangement as having been paid to the relevant recipient.
Section 2.11   Options, DSUs and Warrants.
(1)   The Parties acknowledge and agree that the Board shall exercise its discretion under each of the Stock Option Plan, the Inducement Plan and the Omnibus Incentive Plan (to the extent permitted and/or necessary thereunder) to accelerate the vesting of all Options and DSUs issued thereunder that are then outstanding effective at or immediately prior to the Effective Time. The Corporation shall take all reasonable steps as may be necessary or desirable to facilitate the exchange, surrender, settlement, termination and/or cancellation of all then outstanding Options and DSUs (whether then vested or unvested) in accordance with the terms of the Plan of Arrangement and the applicable Employee Plan. The Parties acknowledge that the Options and DSUs will be dealt with in the manner set forth in Section 3.2 of the Plan of Arrangement.
(2)   The Purchaser acknowledges and agrees that the Corporation or any other Person that makes a payment to a holder of Options who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act) in connection with the surrender or cancellation of the Options as described in the Plan of Arrangement will forego a deduction under the Tax Act with respect to such payment and will comply with the requirements described in subsection 110(1.1) of the Tax Act. This Section 2.11(2) shall survive the Effective Date and is intended to be for the benefit of, and will be enforceable by, those Optionholders to whom this Section 2.11(2) applies and their respective heirs, executors, administrators and personal representatives and will be binding on the Purchaser, the Corporation and its successors and assigns.
(3)   The Corporation shall take all reasonable steps as may be necessary or desirable to facilitate the exchange, surrender, settlement, termination and/or cancellation of all outstanding Warrants. The Parties acknowledge and agree that all Warrants that are not exchanged, surrendered settled, terminated and/or cancelled in accordance with their terms, whether conditionally or otherwise, prior to the Effective Time and that remain outstanding immediately prior to the Effective Time will be dealt with in the manner set forth in Section 3.2(d) of the Plan of Arrangement.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1   Representations and Warranties of the Corporation.
(1)   Except as disclosed in (i) the Corporation Disclosure Letter or (ii) other than with respect to Sections 1 [Corporate Existence and Power], 2 [Corporate Authorization], 3 [Execution and Binding Obligation], 4 [Governmental Authorization], 5 [Non-Contravention], 6 [Capitalization], 8 [Shareholders’ and Similar Agreements], 9 [Canadian Securities Laws Matters], 10 [U.S. Securities Laws Matters] and 11 [Financial Statements] of Schedule C, the Corporation’s Public Disclosure Record (excluding from the Corporation’s Public Disclosure Record all risk factor disclosures, disclosures about market risk, or other cautionary, predictive or forward-looking disclosures contained therein that do not relate to specific historical events or circumstances affecting the Corporation), the Corporation hereby makes the representations and warranties to the Purchaser as set forth on Schedule C hereto, as of the date of this Agreement, and acknowledges and agrees that the Purchaser is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the Arrangement.
(2)   Except for the representations and warranties set forth in this Agreement including the related disclosures in the Corporation Disclosure Letter, neither the Corporation nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Corporation.
(3)   The representations and warranties of the Corporation contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
(4)   Contemporaneously with the execution and delivery of this Agreement, the Corporation is delivering to the Purchaser the Corporation Disclosure Letter required to be delivered pursuant to this Agreement, which sets out the disclosures, exceptions and exclusions contemplated or permitted by this Agreement, including certain exceptions and exclusions to the representations and warranties and covenants of the Corporation contained in this Agreement. If a matter is said to be set out, disclosed, listed, described or reflected in a particular section of the Corporation Disclosure Letter, it is deemed to have been sufficiently disclosed to the Parties if (i) such matter is described in that particular section of the Corporation Disclosure Letter, (ii) there is, in that particular section, a specific cross-reference to another section of the

Corporation Disclosure Letter, or (iii) such matter is disclosed in another section of the Corporation Disclosure Letter, provided that the relevance of such matter to items that are the subject of the representation or warranty in this Agreement corresponding to that particular section is reasonably apparent on the face of such disclosure.
Section 3.2   Representations and Warranties of the Purchaser.
(1)   The Purchaser and the Parent hereby make the representations and warranties to the Corporation as set forth on Schedule D hereto, as of the date of this Agreement, and acknowledges and agrees that the Corporation is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the Arrangement.
(2)   Except for the representations and warranties set forth in this Agreement, neither the Purchaser, the Parent nor any other Person has made, or makes any other, express or implied representation or warranty, either written or oral, on behalf of the Purchaser.
(3)   The representations and warranties of the Purchaser and the Parent contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 4
COVENANTS
Section 4.1   Conduct of Business of the Corporation.
(1)   The Corporation covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms (such period, the Interim Period), the Corporation shall, and shall cause its Subsidiaries to, (i) conduct its business in the Ordinary Course, and (ii) use commercially reasonable efforts to maintain and preserve the current business organization, goodwill, assets and properties of the Corporation and its Subsidiaries, keep available the services of the Corporation Employees and maintain its relationships with the Corporation Employees, maintain good relationships with suppliers, customers, landlords, creditors, distributors, joint venture partners and all other Persons having business relationships with the Corporation or its Subsidiaries, except, in each case of clause (i) or (ii), (A) as required by applicable Law, (B) as required or expressly permitted by this Agreement, (C) as set forth in Section 4.1(2) of the Corporation Disclosure Letter, (D) as necessary or advisable to comply with COVID-19 Measures, or (E) with the prior written consent of the Purchaser, acting reasonably (which consent shall not be unreasonably withheld, conditioned or delayed).
(2)   Except (A) as required by applicable Law, (B) as required or expressly permitted by this Agreement, (C) as set forth in Section 4.1(2) of the Corporation Disclosure Letter, (D) as necessary or advisable to comply with COVID-19 Measures, or (E) with the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(a)
amend or otherwise change or modify its Constating Documents or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;

(b)
reduce the stated capital or adjust, split, reverse split, subdivide, combine, reclassify, modify or amend any shares of its capital stock (including, in respect of the Corporation, the Shares) or securities, including any debt securities, options, equity or equity-based compensation, restricted stock, restricted stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities;

(c)
declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) with respect to the Corporation’s, or any of its Subsidiaries’, securities, other than a dividend or distribution by a wholly-owned Subsidiary to the Corporation or another wholly-owned Subsidiary;

(d)
redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock (including, in respect of the

Corporation, the Shares) or securities, other than pursuant to the cashless or net exercise of Options or Warrants or the redemption, forfeiture or withholding of Taxes with respect to Options, DSUs or Warrants, in each case, that are outstanding on the date hereof or issued after the date hereof in compliance with the terms of this Agreement;
(e)
(i) adopt a plan of liquidation or resolution providing for the liquidation, dissolution or winding up of the Corporation or its Subsidiaries, (ii) reorganize, merge, combine or amalgamate with any Person or (iii) (A) acquire (by merger, consolidation, acquisition of shares or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, (B) make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital or otherwise, except with respect to a wholly-owned Subsidiary, or (C) purchase any property or assets of any other Person other than in the Ordinary Course;

(f)
enter into, or resolve to enter into, any agreement that has the effect of creating a joint venture, partnership, shareholders’ agreement, profit-sharing arrangement, collaboration agreement, co-development agreement or similar relationship;

(g)
other than in the Ordinary Course, engage in any transaction with any Corporation Employee, director or Contractor of the Corporation or any of its Subsidiaries or, to the knowledge of the Corporation, any of their respective affiliates or associates;

(h)
issue, grant, transfer, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge, encumbrance or create any derivative interest in, any shares of its capital stock or other equity or voting interests, or any options, deferred share units, warrants or similar rights exercisable or exchangeable for or convertible into, or otherwise evidencing a right to acquire such securities or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Shares, except for: (i) the issuance of Shares issuable upon the exercise or settlement of the currently outstanding Options, DSUs and Warrants as required by the terms governing such Options, DSUs or Warrants, as applicable, as in force on the date hereof, or (ii) the grant, in the Ordinary Course, of compensatory equity awards in connection with the new hires as set forth in Section 4.1(2) of the Corporation Disclosure Letter, in the amount, with respect to the number of equity awards and on the terms set forth in Section 4.1(2) of the Corporation Disclosure Letter;

(i)
(i) make any capital expenditures (as defined in accordance with GAAP) during the remaining portion of the current fiscal year which in the aggregate exceed $500,000, or (ii) commit to make any capital expenditures (as defined in accordance with GAAP) beyond the current fiscal year which individually or in the aggregate exceed $500,000;

(j)
commence, cancel, waive, release, assign, settle or compromise any Action (including any insurance claim), in whole or in part, (i) relating to the assets or the business of the Corporation or its Subsidiaries, other than as results solely in monetary obligations involving payment (without admission of wrongdoing) by the Corporation or any Subsidiary of an amount not greater than $150,000 (net of insurance proceeds) in the aggregate, or (ii) brought by any present, former or purported holder of securities of the Corporation or any of its Subsidiaries in connection with the transactions contemplated by this Agreement or the Arrangement;

(k)
(i) prepay, discharge or satisfy any indebtedness for borrowed money before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof; or (ii) (A) before due and owing, pay, discharge or satisfy, or (B) waive, release, assign, settle or compromise, any material claims or material liabilities (including any litigation, proceedings or investigation by any Governmental Entity);

(l)
make any loan or advance to, or any capital contribution or investment in, or assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently, or otherwise) with respect to any material liabilities or obligations of, any other

Person (other than the Corporation or a Subsidiary and other than accounts payable to trade creditors and accrued liabilities and deposits in the Ordinary Course);
(m)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the Ordinary Course;

(n)
make any bonus payment or profit sharing distribution, other than as required by the terms of an Employee Plan as in force as of the date hereof;

(o)
make any material change in the Corporation’s, or any of its Subsidiaries’, methods, policies or procedures of accounting, except as required by changes in GAAP or pursuant to written instructions, comments or orders of a Governmental Entity;

(p)
grant, whether conditionally or otherwise, any material increase in the rate of wages, salaries, bonuses, benefits or other remuneration of Corporation Employees or Contractors or directors, except as: (i) has been agreed to by the Board prior to the date hereof and set forth in Section 4.1(2) of the Corporation Disclosure Letter, (ii) required by applicable Law, or (iii) required by the terms of an Employee Plan in force as of the date hereof;

(q)
except as required by Law: (i) adopt, enter into, materially amend or terminate any Employee Plan (or any plan, policy, program, contract, arrangement or agreement that would be an Employee Plan if it were in effect on the date hereof); (ii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any current or former Corporation Employee, Contractor or director other than as required pursuant to an existing Employee Plan as in force on the date hereof or as it relates to de minimis employee benefits; (iii) hire, engage, promote or terminate (other than for cause) the employment or engagement of, any Corporation Employee, Contractor or director, in either case, other than in the Ordinary Course for employees or Contractors whose annual base compensation does not exceed (or will not exceed) $100,000; (iv) grant any rights of indemnification, or pay any retention, severance, change of control, bonus, termination pay or similar payment to, or enter into any employment agreement, indemnity agreement, deferred compensation or bonus compensation agreement (or amend such existing agreement) with, any current or former officer or director or employee (including any Corporation Employee) except as required by the terms of an existing Employee Plan in effect on the date hereof; (v) make any loan to any current or former director or officer or employee (including any Corporation Employee); or (vi) communicate with any Corporation Employee or Contractor with respect to the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication (x) does not include any information regarding compensation, benefits or other treatment that is not specifically set forth in this Agreement (including the Corporation Disclosure Letter); or (y) is approved by the Purchaser in advance of such communication or is substantially consistent with a communication previously approved by the Purchaser;

(r)
negotiate or enter into any union recognition agreement, collective bargaining agreement, union agreement or similar agreement with any trade union or representative body other than in the Ordinary Course and upon reasonable consultation with the Purchaser;

(s)
negotiate, amend, extend, renew or modify in any material respect, voluntarily terminate, waive any material right under, release or assign any material rights under any Material Contract, or enter into any Contract that would be a Material Contract if in effect on the date hereof, or fail to enforce any material breach of any Material Contract of which it becomes aware, or breach, violate or be in default in any material respect under any Material Contract without curing such breach, violation or default;

(t)
enter into an agreement that could result in the payment by the Corporation or any of its Subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in this Agreement, provided that the foregoing shall not prohibit the Corporation from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement;
(u)
make, amend or rescind any material express or deemed Tax election, settle or compromise any material Tax claim, action, litigation, proceeding, arbitration, investigation, audit, controversy, assessment, reassessment or liability, amend any Tax Return in any material respect, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter, incur any liability for material Taxes outside the Ordinary Course, fail to pay any material Tax that became due and payable (including any estimated Tax payments) except for Taxes being disputed in good faith for which adequate reserve has been set aside in accordance with GAAP, or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes, where the result of such action is inconsistent with past practice, the Tax Act, or any other applicable Laws;

(v)
make or forgive any loans or advances to any of its officers, directors, Corporation Employees or agents;

(w)
make a request for a Tax ruling or enter into any material agreement with a Governmental Entity with respect to Taxes;

(x)
except as contemplated in Section 4.9 and except for scheduled renewals in the Ordinary Course, amend, modify or voluntarily terminate, or fail to use commercially reasonable efforts to maintain in effect, any material insurance (or re-insurance) policy of the Corporation or its Subsidiaries in effect on the date of this Agreement, unless simultaneously with any such termination, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated policy for substantially similar premium are in full force and effect;

(y)
sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer any material tangible assets of the Corporation or any of its Subsidiaries, except: (i) sales or dispositions of obsolete assets in the Ordinary Course, and (ii) Permitted Liens;

(z)
(i) sell, transfer, assign or dispose of any right in any Corporation Intellectual Property or any Intellectual Property material to any Corporation Pharmaceutical Product, (ii) other than non-exclusive licenses in the Ordinary Course that are terminable by the Corporation without any consent, penalty or payment, lease or grant a license of any right in any Corporation Intellectual Property or any Intellectual Property material to any Corporation Pharmaceutical Product or (iii) assign or grant a license of any material right in any other Owned Intellectual Property;

(aa)
(i) waive, amend or voluntarily terminate any inbound license in favour of the Corporation with respect to any Corporation Intellectual Property or any Intellectual Property material to any Corporation Pharmaceutical Product (other than licenses of commercial off-the-shelf software with total annual license, maintenance, support and other fees not in excess of $250,000 in the aggregate per vendor), (ii) amend any Contract with respect to the use of any Corporation Intellectual Property or (iii) amend or waive any rights under any Material Contract, or enter into any Contract that would be a Material Contract if in effect on the date hereof, in each case with respect to Corporation Pharmaceutical Products;

(bb)
commence (other than planning) or terminate any phase I, phase II, phase III or phase IV human clinical trial, including initiation of a new Institutional Review Board process, involving any Corporation Pharmaceutical Product, other than those trials and activities as set forth in the Clinical Development Plan in Section 1 of the Data Room, or except where such action is required by Law or a Governmental Entity

(cc)
(i) waive or materially amend (except in the course of using reasonable efforts to prosecute Owned Intellectual Property) the Corporation’s rights in or to any Owned Intellectual Property that is registered or the subject of an application for registration; or (ii) fail to use reasonable efforts to prosecute or maintain any Owned Intellectual Property that is registered or the subject of an application for registration, in each case, in the name of the Corporation or one of its Subsidiaries;

(dd)
(i) waive, release or condition any non-compete, non-solicit, non-disclosure, confidentiality or other restrictive covenant owed to the Corporation or its Subsidiaries; or (ii) enter into any Contract which creates any non-competition or material non-solicit obligations for the Corporation or any of its Subsidiaries;

(ee)
materially change the nature of its business or the business of any of its Subsidiaries; or

(ff)
authorize, agree, resolve or otherwise commit to do any of the foregoing.

(3)   The Corporation covenants and agrees that, during the Interim Period, the Corporation shall, and shall cause its Subsidiaries to, in each case to the extent reasonably practicable and permitted under applicable Law:
(a)
consult with the Purchaser in connection with any proposed meeting with any Regulatory Authority relating to any Corporation Pharmaceutical Product;

(b)
inform the Purchaser within two (2) Business Days following receipt of any material communication (written or oral) with or from any Regulatory Authority relating to any Corporation Pharmaceutical Product;

(c)
promptly inform the Purchaser of, and provide the Purchaser with a reasonable opportunity to review (it being agreed that three (3) Business Days constitutes a reasonable opportunity to review), any material filing proposed to be made by or on behalf of the Corporation or any of its Subsidiaries, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted, to any Regulatory Authority by or on behalf of the Corporation or any of its Subsidiaries, in each case relating to the Corporation Pharmaceutical Product; and

(d)
promptly inform the Purchaser and provide the Purchaser with a reasonable opportunity to comment (it being agreed that three (3) Business Days constitutes a reasonable opportunity to comment), in each case, prior to making any material change to any study, protocol, trial, manufacturing plan or development timeline relating to any Corporation Pharmaceutical Product, except where such change must be made in less than three (3) Business Days when (i) required by Law or a Governmental Entity; or (ii) deemed necessary or advisable by an ethics board.

(4)   Nothing in this Section 4.1 or elsewhere in this Agreement (a) is intended to or shall result in the Purchaser exercising material influence over the operations of the Corporation or its Subsidiaries prior to the Effective Date, or (b) shall be interpreted in such a way as to place either of the Purchaser or the Corporation in violation of any applicable Law. Each of the Purchaser and the Corporation shall exercise, consistent with, and unless otherwise set forth in, the terms and conditions of this Agreement, complete control and supervision over its respective operations and the operations of its respective Subsidiaries.
Section 4.2   Pre-Closing Reorganizations.
(1)   Subject to Section 4.2(2), the Corporation and each of its Subsidiaries agrees that, upon request of the Purchaser, the Corporation and its Subsidiaries, as applicable, shall use commercially reasonable efforts to perform such reorganizations of their respective corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably, including but not limited to the formation of a new Subsidiary (the reorganizations and other transactions set forth in the immediately foregoing clause, each, a Pre-Closing Reorganization, which definition, for the avoidance of doubt, does not include any election described in Section 4.12), and cooperate with the Purchaser and its advisors to determine the nature of the Pre-Closing Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken. For greater certainty, the completion of any Pre-Closing Reorganization shall not be a condition to the completion of the Arrangement.
(2)   Neither the Corporation nor any of its Subsidiaries will be obligated to participate in any Pre-Closing Reorganization under Section 4.2(1), unless such Pre-Closing Reorganization:
(a)
can be unwound in the event the Plan of Arrangement is not consummated without adversely affecting (i) the Corporation and its Subsidiaries, or (ii) the Shareholders, in case of (i) and (ii), taken as a whole, in any material manner;

(b)
is not, in the reasonable opinion of the Corporation, prejudicial to (i) the Corporation and its Subsidiaries, or (ii) the Shareholders, in each case of (i) and (ii), taken as a whole, in any material respect, not including any prejudice resulting from any election described in Section 4.12;

(c)
does not reduce the Consideration or change the form of Consideration to be received by the Securityholders;

(d)
would not result in any Canadian Taxes being imposed on, or any adverse Canadian Tax consequences to, the Shareholders incrementally greater than the Taxes to the Shareholders in connection with the Arrangement in the absence of any Pre-Closing Reorganization, other than any Taxes or adverse Tax consequences resulting from any election described in Section 4.12;

(e)
does not interfere with the ongoing operations of the Corporation or any of its Subsidiaries in any material respect;

(f)
does not result in (i) any material breach by the Corporation or a Subsidiary of any existing Contract or commitment by the Corporation or a Subsidiary; or (ii) breach of any Law;

(g)
does not impair the ability of the Corporation or a Subsidiary, as applicable, to consummate, and will not materially delay the consummation of, the Plan of Arrangement;

(h)
does not require the Corporation to obtain approval of the Securityholders (other than in respect of the Arrangement Resolution); and

(i)
is requested by the Purchaser by written notice to the Corporation at least fifteen (15) days prior to the Effective Date. Upon receipt of such notice, the Corporation and each Subsidiary, as applicable, shall work cooperatively with the Purchaser and use their commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Closing Reorganization, including any amendment to this Agreement or the Plan of Arrangement.

(3)   The Purchaser agrees that it will be responsible for all reasonable Corporation costs and expenses (including professional fees and expenses) associated with any Pre-Closing Reorganization to be carried out at its request.
(4)   Each Party agrees that any Pre-Closing Reorganization will not be considered in determining whether a representation, warranty or covenant of the Corporation or the Subsidiary undertaking such Pre-Closing Reorganization under this Agreement or the Plan of Arrangement has been breached (including where any such Pre-Closing Reorganization requires the consent of any third party under a Contract) or if a condition for the benefit of the Purchaser has been satisfied.
(5)   If the Plan of Arrangement is not completed, the Purchaser shall indemnify and hold harmless the Corporation, its Subsidiaries and their respective officers, directors and employees (to the extent such persons are assessed with any statutory liability) for all direct and indirect costs or losses, liabilities, damages, claims, interest awards, judgements and penalties and out-of-pocket costs and expenses (including any professional fees and expenses and taxes) incurred or suffered by the Corporation, its Subsidiaries and their respective officers, directors and employees, in connection with, arising from or as a result of effecting all or any part of any Pre-Closing Reorganization.
Section 4.3   Covenants of the Corporation Regarding the Arrangement.
(1)   The Corporation shall, and shall cause its Subsidiaries to, perform all obligations required to be performed by the Corporation or its Subsidiaries under this Agreement, reasonably cooperate with the Purchaser in connection therewith, and use its commercially reasonable efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to perform all such other actions as may be necessary in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Corporation shall, and shall cause its Subsidiaries to:
(a)
use its commercially reasonable efforts to satisfy all of its conditions precedent set forth in Section 6.1 and Section 6.2 and carry out the terms of the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;

(b)
except as provided in Section 4.5 in respect of the Regulatory Approvals, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;

(c)
use its commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it or its Subsidiaries is a party or brought against it or its Subsidiaries or any of their directors or officers challenging the Arrangement or this Agreement;

(d)
use its commercially reasonable efforts to provide all required notifications and to obtain and maintain all third party consents, waivers or approvals that are required to be provided or obtained under Material Contracts in connection with the Arrangement or in order to maintain its Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or its Subsidiaries or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser, which consent will not be unreasonably withheld, conditioned or delayed (it being understood that the Corporation shall be under no obligation to agree to any such payment or incur any such liability or obligation unless contingent upon completion of the Arrangement); and

(e)
use its commercially reasonable efforts to not take any action, or refrain from taking any action, or permit any action to be taken or not taken, which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement (including the satisfaction of any condition set forth in Article 6 or any Regulatory Approval), other than as required or permitted under this Agreement.

(2)   The Corporation shall promptly notify the Purchaser of:
(a)
any Material Adverse Effect;

(b)
any notice or other communication from any Person alleging (i) that the consent, waiver or approval of such Person is required in connection with this Agreement or the Arrangement;(ii) such Person is terminating or otherwise materially adversely modifying a Material Contract, or alleging that the transactions contemplated by this Agreement would result in a breach of such Material Contract; or (iii) such Person that is a party to a Material Contract is terminating or otherwise materially adversely modifying its relationship with the Corporation or any of its Subsidiaries;

(c)
any material notice or other communication from any Governmental Entity in connection with this Agreement (and, subject to Law, the Corporation shall promptly (and in any event within twenty four (24) hours following receipt) provide a copy of any such written notice or communication to the Purchaser); or
(d)
any actions, suits, arbitrations or other proceedings commenced or, to the knowledge of the Corporation, threatened against the Corporation or its Subsidiaries or affecting their assets that relate to this Agreement or the Arrangement, in each case to the extent that such notice, communication, action, suit, arbitration or proceeding would reasonably be expected to materially impair, materially impede, materially delay or prevent the Corporation from performing its obligations under this Agreement.

(3)   The Purchaser’s receipt of information pursuant to Section 4.3(2) or otherwise shall not operate as a waiver (including with respect to Article 6) or otherwise diminish the scope of, or otherwise affect any representation, warranty or covenant made by the Corporation in this Agreement.
Section 4.4   Covenants of the Purchaser Relating to the Arrangement.
(1)   The Purchaser shall perform all obligations required to be performed by it under this Agreement, reasonably cooperate with the Corporation in connection therewith, and shall use its commercially reasonable efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to perform all such other actions as may be necessary in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Purchaser shall:
(a)
use its commercially reasonable efforts to satisfy all of its conditions precedent set forth in Section 6.1 and Section 6.3 and carry out the terms of the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement;

(b)
except as provided in Section 4.5 in respect of the Regulatory Approvals, use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its affiliates relating to the Arrangement or the transactions contemplated by this Agreement;

(c)
use its commercially reasonable efforts, upon reasonable consultation with the Corporation, to oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers and challenging the Arrangement or this Agreement; and

(d)
use its commercially reasonable efforts to not take any action, or refrain from taking any action, or permit any action to be taken or not taken, which would reasonably be expected to prevent, materially delay or otherwise materially impede the consummation of the Arrangement or the transactions contemplated by this Agreement (including the satisfaction of any condition set forth in Article 6 or any Regulatory Approval), other than as required or permitted under this Agreement. Without limiting the foregoing, the Purchaser shall not, and shall cause its affiliates not to, enter into or agree to enter into any transaction (including, but not limited to, by merger, consolidation, acquisition of shares or assets, license of intellectual property, pharmaceutical or scientific collaboration, or otherwise) which would reasonably be expected to prevent the receipt of any Regulatory Approval or consummation of the Arrangement or the transactions contemplated by this Agreement.

(2)   The Purchaser shall promptly notify the Corporation of:
(a)
any notice or other communication from any Person alleging that the consent, waiver or approval of such Person is required in connection with this Agreement or the Arrangement;

(b)
any material notice or other communication from any Governmental Entity in connection with this Agreement (and, subject to Law, the Purchaser shall promptly (and in any event within twenty four (24) hours following receipt) provide a copy of any such written notice or communication to the Corporation); or
(c)
any actions, suits, arbitrations or other proceedings commenced or, to the knowledge of the Purchaser, threatened against the Purchaser (or any of its affiliates) or affecting its assets that relate to this Agreement or the Arrangement, in each case to the extent that such notice, communication, action, suit, arbitration or proceeding would reasonably be expected to materially impair, materially impede, materially delay or prevent the Purchaser from performing its obligations under this Agreement.

(3)   The Corporation’s receipt of information pursuant to Section 4.4(2) or otherwise shall not operate as a waiver (including with respect to Article 6) or otherwise diminish the scope of, or otherwise affect any representation, warranty or covenant made by the Purchaser in this Agreement.
Section 4.5   Regulatory Approvals
(1)   Without limiting the generality of the foregoing, with respect to the Regulatory Approvals, the Purchaser and the Corporation shall:
(a)
as promptly as practicable, and in any event within fifteen (15) Business Days of the date hereof, each make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby;

(b)
as promptly as practicable, and in any event within ten (10) Business Days of the date of this Agreement, each file with the Competition Bureau their respective pre-merger notification forms pursuant to Part IX of the Competition Act (unless the Purchaser and the Corporation agree that notification forms should not be filed or should be filed at a later date), and the Purchaser shall file with the Commissioner of Competition a request for an Advance Ruling Certificate pursuant to Subsection 102(1) of the Competition Act;

(c)
except as required by subsections (a) and (b), as promptly as practicable furnish to any additional Governmental Entity initial filing materials in the event the Purchaser reasonably determines that a Regulatory Approval from such Governmental Entity is required;

(d)
as promptly as practicable, cooperate in good faith and use their respective commercially reasonable efforts to obtain all Regulatory Approvals, including: (i) promptly furnishing to the other such information and assistance as may reasonably be requested in order to prepare any notification, application, filing or request in connection with a Regulatory Approval; (ii) consulting with, and considering in good faith, any suggestions or comments made by the other Parties with respect to the documentation relating to the Regulatory Approvals process; (iii) providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or advisable; and (iv) cooperating in the preparation and submission of all applications, notices, filings, and submissions to Governmental Entities;

(e)
promptly inform the other Parties of any material communication received by that Party in respect of obtaining or concluding the Regulatory Approvals;

(f)
use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Entity requiring the Parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals;

(g)
permit the other Parties to review in advance any proposed applications, notices, filings and submissions to Governmental Entities (including responses to requests for information and inquiries from any Governmental Entity) in respect of obtaining or concluding the Regulatory Approvals;

(h)
promptly provide the other Parties with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any

Governmental Entity) that were submitted to a Governmental Entity in respect of obtaining or concluding the Regulatory Approvals;
(i)
whenever possible, not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Entities in respect of obtaining or concluding the Regulatory Approvals unless it consults with the other Parties in advance and gives the other Parties or their legal counsel the opportunity to attend and participate thereat, unless a Governmental Entity requests otherwise; and

(j)
keep the other Parties promptly informed of the status of discussions relating to obtaining or concluding the Regulatory Approvals.

(2)   Notwithstanding the foregoing or anything in this Agreement to the contrary, but without limiting the obligations of Purchaser under Section 4.4 and this Section 4.5, Purchaser shall, on behalf of the Parties, determine and control strategy for dealing with any Governmental Entity in respect of obtaining or concluding the Regulatory Approvals, and, to the extent permissible, the Corporation shall use its commercially reasonable efforts to act consistently with such strategy; provided that Purchaser shall consult in advance with, and consider in good faith the views of, the Corporation in respect of obtaining or concluding the Regulatory Approvals. Notwithstanding the foregoing, neither Purchaser nor the Corporation shall commit to or agree with any Governmental Entity to not consummate the Arrangement for any period of time, or to stay, toll or extend, directly or indirectly, any applicable waiting period under the HSR Act or other applicable antitrust or competition Law, and shall not pull and refile any filing made under the HSR Act, in each case without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed).
(3)   Notwithstanding any other requirement in this Section 4.5, where a Party (a Disclosing Party) is required under this Section 4.5 to provide information to another Party (a Receiving Party) that the Disclosing Party deems to be competitively sensitive information or otherwise reasonably determines in respect thereof that disclosure should be restricted, the Disclosing Party may restrict the provision of such competitively sensitive and other restricted information only to antitrust counsel of the Receiving Party, provided that the Disclosing Party also provides to the Receiving Party upon request of the Receiving Party a redacted version of such information which does not contain any such competitively sensitive or other restricted information.
(4)   Notwithstanding anything in this Agreement to the contrary, commercially reasonable efforts shall not obligate the Purchaser to: (a) undertake or enter into agreements or agree to the entry of an order or decree with any Governmental Entity; (b) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or business of the Corporation, the Purchaser or their respective affiliates; (c) commit to terminate, amend or replace any existing relationships and contractual rights and obligations of the Corporation, the Purchaser or their respective affiliates; (d) terminate any relevant venture or other arrangement of the Corporation, the Purchaser or their respective affiliates; or (e) effectuate any other change or restructuring of the Corporation, the Purchaser or their respective affiliates.
(5)   Each Party shall bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to obtain all Regulatory Approvals, including HSR Approval and Competition Act Approval. The Purchaser shall be responsible for payment of the applicable fees associated with such Regulatory Approvals.
(6)   If, prior to the Effective Time, a merger control inquiry is initiated or commenced by a Governmental Entity in any jurisdiction not referenced in Section 4.5, approval in that jurisdiction will be deemed a condition to the completion of the Arrangement under Section 6.1.
Section 4.6   Access to Information; Confidentiality.
(1)   During the Interim Period, subject to applicable Laws, COVID-19 Measures and the Confidentiality Agreement, the Corporation shall, and shall cause its Subsidiaries to give to the Purchaser, its affiliates and its Representatives, upon reasonable notice and at Purchaser’s expense, reasonable access to its assets, properties, Books and Records, its Subsidiaries’ books and records, Contracts and financial and operating data or other information with respect to the personnel, assets or business of the Corporation or its Subsidiaries as the Purchaser or its Representatives may from time to time reasonably request in connection with strategic and integration planning, confirmatory due diligence, or for any other reasons reasonably relating to the transactions contemplated herein; provided, however, that the Corporation shall not be required to permit any access, or to disclose any information, that in the reasonable judgment of the Corporation could: (a) result in the disclosure of any trade secrets of third parties; (b) violate any obligation of the Corporation or its Subsidiaries with respect to confidentiality, non-disclosure or privacy; (c) jeopardize protections afforded to the Corporation or any of its Subsidiaries under the attorney-client privilege or the attorney work product doctrine (so long as the Corporation has reasonably cooperated with Purchaser to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto); or (d) unduly interfere with the conduct of the business of the Corporation or its Subsidiaries. The Corporation shall continue to afford the Purchaser and its Representatives access to the Data Room during the Interim Period. Without limiting the foregoing, subject to the terms of any existing Contracts, upon the Purchaser’s reasonable request, the Corporation shall use commercially reasonable efforts to promptly facilitate discussions between the Purchaser and any Material Contract counterparty from whom consent may be required in connection with this Agreement, with any such discussions to be promptly arranged by and with a representative of the Corporation participating. Notwithstanding anything herein to the contrary, Purchaser shall not, and shall cause its affiliates and Representatives not to, contact any non-officer employee, partner, licensor, licensee, customer, vendor, or supplier or other Persons having business relations with the Corporation or any of its Subsidiaries in connection with the Agreement and the Arrangement without the Corporation’s prior written consent, not to be unreasonably withheld, conditioned or delayed, and Purchaser acknowledges and agrees that any such contact shall be arranged by and with a representative of the Corporation participating.
(2)   Investigations made by or on behalf of the Purchaser, whether under this Section 4.6 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Corporation in this Agreement.
Section 4.7   Public Communications.
(1)   The Parties shall cooperate in the preparation of presentations, if any, to Securityholders regarding the Arrangement. Except as contemplated herein, a Party shall not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), and the Corporation shall not make any filing with any Governmental Entity (other than as contemplated in Section 2.3, Section 2.6, Section 2.7, Section 4.5 or as required under applicable Laws) with respect to this Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); provided that any Party that is required to make disclosure by Law with respect to the Arrangement or this Agreement shall use its commercially reasonable efforts to give the other Party prior oral or written notice and a reasonable opportunity for it and its legal counsel to review or comment on the disclosure or filing (other than with respect to confidential information of the disclosing Party contained in such disclosure or filing). The Party making such disclosure required by Law shall give reasonable consideration to any comments made by the other Party or its legal counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing. If such prior notice is not possible, the disclosing Party shall give such notice promptly following the making of such disclosure or filing. Notwithstanding anything to the contrary contained herein, but subject to Section 5.4(4), the Corporation shall have no obligation to consult with Purchaser prior to making any disclosure related to an Acquisition Proposal or a Change in Recommendation.
(2)   Without limiting the generality of the foregoing and for greater certainty, the Purchaser acknowledges and agrees that the Corporation shall file, after providing reasonable prior written notice to the Purchaser, in accordance with Securities Laws, the Circular and this Agreement, together with a report related thereto, under the Corporation’s profile on each of EDGAR and SEDAR.
Section 4.8   Notice and Cure Provisions.
(1)   Each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts that would, or would be reasonably expected to:

(a)
cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect (or in all respects if already qualified by reference to “material”, “Material Adverse Effect” or other concept of materiality) at any time during the Interim Period; or

(b)
result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party prior to or at the Effective Time under this Agreement.

(2)   Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.
(3)   The Purchaser shall not be permitted to exercise its right to terminate this Agreement pursuant to Section 7.2(4)(a) and the Corporation shall not be permitted to exercise its right to terminate this Agreement pursuant to Section 7.2(3)(a), unless the Party seeking to terminate this Agreement (the Terminating Party) has delivered a written notice (a Termination Notice) to the other Party (the Breaching Party) specifying in reasonable detail all breaches of covenants, or incorrect representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right if such matter has been cured prior to the earlier of (a) the Outside Date, and (b) the date that is twenty (20) Business Days following receipt of such Termination Notice by the Breaching Party.
Section 4.9   Insurance and Indemnification.
(1)   Prior to the Effective Date, the Corporation shall purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Corporation and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date, and the Purchaser shall, or shall cause the Corporation and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time; and provided further that the cost of such policies shall not exceed 300% of the aggregate premium for policies currently maintained by the Corporation and its Subsidiaries as set forth in Section 4.9 of the Corporation Disclosure Letter.
(2)   The Purchaser shall, and shall cause the Corporation and its Subsidiaries to, (a) honour all rights to indemnification or exculpation in favour of present and former Corporation Employees, officers and directors of the Corporation and its Subsidiaries to the extent that they are (i) now existing and contained in their Constating Documents or (ii) disclosed in the Corporation Disclosure Letter or in any filed Corporation SEC Documents, and (b) acknowledges that such rights, to the extent that they are contained in their Constating Documents or disclosed in the Corporation Disclosure Letter or in any filed Corporation SEC Documents, shall not be amended or rescinded in a manner adverse to the applicable Corporation Employee, officer or director and shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Effective Date.
(3)   If Purchaser, the Corporation or any of its Subsidiaries, or any of their respective successors or assigns (a) consolidates or amalgamates with or merges or liquidates into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation, amalgamation, merger or liquidation or (b) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that any such successor and assign shall assume the obligations set forth in this Section 4.9.
(4)   This Section 4.9 shall survive the consummation of the Arrangement and is intended to be for the benefit of, and shall be enforceable by, the present and former Corporation Employees, directors and officers of the Corporation and its Subsidiaries and their respective heirs, executors, administrators and personal representatives (the Indemnified Persons) and shall be binding on the Purchaser, the Corporation, its Subsidiaries and their respective successors and assigns, and, for such purpose, the Corporation hereby confirms that it is acting as agent on behalf of the Indemnified Persons.
Section 4.10   TSX and NASDAQ De-Listing.
Subject to applicable Laws, the Purchaser and the Corporation shall use their commercially reasonable efforts to cause the Common Shares to be delisted from the TSX and NASDAQ, with effect promptly following the Effective Time. In furtherance and not in limitation of the foregoing, prior to the Effective Time, the Corporation shall cooperate with the Purchaser and use commercially reasonable efforts to take, or cause to be taken, all actions, and use commercially reasonable efforts to do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to cause the delisting of the Common Shares from NASDAQ as promptly as practicable after the Effective Time, and in any event no more than ten (10) days following the Effective Time, and deregistration of the Common Shares under the Exchange Act as promptly as practicable after such delisting. Neither the Purchaser nor the Corporation shall take any action with respect to the foregoing that would cause the Common Shares to be delisted from NASDAQ or the TSX prior to the Effective Time.
Section 4.11   Rule 16b-3 Matters.
Prior to the Effective Time, the Corporation will take all such actions as may be reasonably necessary or advisable (to the extent permitted under Law and no-action letters issued by the SEC) to cause any dispositions of Common Shares and derivative securities with respect to any such Common Shares resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Corporation immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Law.
Section 4.12   Section 338(g) Election.
Notwithstanding anything to the contrary in this Agreement, the Purchaser may make, or cause its affiliates (including on or after the Effective Date, the Corporation and its Subsidiaries) to make, any elections under Section 338(g) of the Code (or any similar provision under state, local or non-U.S. Law, including without limitation, under paragraph 88(1)(d) or 111(4)(e) of the Tax Act) with respect to the acquisition of the Corporation and its Subsidiaries pursuant to this Agreement as the Purchaser deems appropriate in its sole discretion. The Corporation and its Subsidiaries shall not take any action inconsistent with such election.
Section 4.13   Director Resignations.
Prior to the Effective Time, the Corporation will use commercially reasonable efforts to cause each director of the Corporation and each of its Subsidiaries to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of the Corporation or such Subsidiary, as applicable.
Section 4.14   Termination of Employee Plans.
If directed by Purchaser in writing at least ten (10) Business Days prior to the Effective Time, the Corporation or its Subsidiaries shall terminate any and all Employee Plans that are set forth on Section 4.14 of the Corporation Disclosure Letter as requested by Purchaser or otherwise agreed to in writing by the Corporation and Purchaser, effective not later than the Business Day immediately preceding the Effective Time. In the event that Purchaser requests that any such Employee Plan be terminated, the Corporation or its Subsidiaries shall provide Purchaser with evidence that such Employee Plans have been terminated (the form and substance of which shall be subject to review and reasonable approval by Purchaser).
Section 4.15   Qualified Electing Fund Election.
The Purchaser shall cause the Corporation to comply with any procedures, allowing existing Shareholders to make an election to treat the Corporation or any of its Subsidiaries as a “qualified electing fund” under Section 1295 of the Code in effect as of the year of the Effective Date.

Section 4.16   Employee Matters.
(1)   For the period commencing at the Effective Time and ending twelve (12) months after the Effective Time (or the date the applicable Continuing Employee’s (defined below) employment terminates, if sooner), the Purchaser agrees to, or cause its applicable affiliate to, maintain (i) the same annual base salaries and comparable annual cash incentive opportunities for the Corporation Employees who are employed as of immediately prior to the Effective Time and remain employed after the Effective Time (the Continuing Employees) as those in effect for the Continuing Employees immediately prior to the Effective Time; and (ii) retirement and health and welfare benefits at levels which are, in the aggregate, no less favourable than those in effect for the Continuing Employees immediately prior to the Effective Time.
(2)   The Purchaser or its applicable affiliate will treat, and cause the applicable benefit plans to treat, the service of the Continuing Employees with the Corporation or Subsidiary or any affiliate of the Corporation attributable to any period before the Effective Time as service rendered to the Purchaser or any affiliate of the Purchaser for purposes of eligibility and vesting under the Purchaser’s or any affiliate’s vacation program, health or welfare plan(s) (other than any severance benefit plan) maintained by the Purchaser or any affiliate, and the Purchaser’s or any affiliate’s defined contribution plans, in each case, in which the applicable Continuing Employee participates and which are analogous to Employee Plans the applicable Continuing Employee participated in as of the date hereof; provided, however, that the foregoing obligation to credit service shall not apply (x) for purposes of (i) any “retirement savings contribution” under any Purchaser benefit plan providing 401(k) benefits, (ii) retiree medical plan or (iii) any employee benefit plan, program or policy of Purchaser or the surviving corporation that is grandfathered or frozen, either with respect to level of benefits or participation, or (y) where credit would result in duplication of benefits; provided, further, that the Corporation has made available to Purchaser such information as is reasonably requested by Purchaser to satisfy its obligations under this Section 4.16(2). Without limiting the foregoing, to the extent that any Continuing Employee participates in any health or other group welfare benefit plan of the Purchaser or any affiliate following the Effective Time, the Purchaser or any affiliate shall use commercially reasonable efforts to cause (A) any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar welfare plan of the Purchaser to be waived with respect to the Continuing Employees and their eligible dependents, to the extent waived under the corresponding plan in which the Continuing Employee participated immediately prior to the Effective Time, and (B) any deductibles paid by a Continuing Employee under any of the Corporation’s health plans in the plan year in which the Effective Time occurs to be credited towards deductibles under the health plans of the Purchaser or any affiliate of the Purchaser.
(3)   Nothing in this Section 4.16 or elsewhere in this Agreement is intended nor shall be construed to (i) be treated as an amendment to, or the establishment of, any particular Employee Plan or other compensation or benefit plan, program, policy, agreement or arrangement, (ii) prevent Purchaser or any of its affiliates (including, following the Effective Time, the Corporation and its Subsidiaries) from amending or terminating any particular Employee Plan or other compensation or benefit plan, program, policy, agreement or arrangement, (iii) create a right to any continued employment or service with Purchaser, the Corporation or any of their respective affiliates, or (iv) create any third-party beneficiary rights in any Person with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee or other service provider by Purchaser, the Corporation or any of their respective affiliates or under any benefit plan which Purchaser, the Corporation or any of their respective affiliates may maintain.
Section 4.17   Guarantee of the Parent
The Parent hereby unconditionally and irrevocably guarantees in favour of the Corporation the due and punctual payment and performance by Purchaser of each and every obligation of Purchaser hereunder, including the payment of the Consideration payable to Securityholders and the obligations to the Indemnified Persons, in each case in accordance with the terms of and subject to the conditions set forth this Agreement and the Plan of Arrangement. The Parent agrees to cause the Purchaser or any other to comply with all of such Person’s obligations under or relating to this Agreement and the Plan of Arrangement and the transactions contemplated hereby and thereby. The Parent hereby agrees that the Corporation shall not have to proceed first against Purchaser for such performance before exercising its rights under this guarantee against the Parent and the Parent agrees to be jointly and severally liable with Purchaser for all such guaranteed obligations as if it were the principal obligor of such obligations.
ARTICLE 5
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION
Section 5.1   Non-Solicitation.
(1)   Except as expressly provided in this Article 5, the Corporation shall not, and shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly:
(a)
solicit, initiate, knowingly facilitate or knowingly encourage (including by furnishing non-public information or providing copies of, access to, or disclosure of, any confidential information of the Corporation or any Subsidiary, or entering into any form of agreement, arrangement or understanding) any inquiries or proposals or offers that constitute, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
knowingly encourage, enter into or otherwise engage or participate in any discussions or negotiations with (or provide any non-public information or data to) any Person (other than the Purchaser) with respect to, any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

(c)
make a Change in Recommendation;

(d)
grant any waiver under any standstill or similar agreement with any Person (other than the Purchaser); or

(e)
accept, approve, endorse, enter into or recommend, or propose publicly to accept, approve, endorse or recommend, any Acquisition Proposal.

(2)   The Corporation shall, and shall cause its Subsidiaries and their respective Representatives to immediately cease and cause to be terminated any solicitation, knowing encouragement, discussion, negotiation or other activities with any Person (other than the Purchaser and its Representatives) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal and, in connection therewith, the Corporation shall:
(a)
discontinue access or disclosure of all information, including any data room (whether physical or virtual) and any confidential information, properties, facilities, books and records of the Corporation or any Subsidiary (except for access granted to the Purchaser and its Representatives); and

(b)
as soon as possible (and in any event within two (2) Business Days of the date hereof), request, to the extent that it is entitled to do so pursuant to any confidentiality or similar agreement entered into in connection with an Acquisition Proposal, (i) the return or destruction of all copies of any confidential information regarding the Corporation and its Subsidiaries previously provided to any such Person, and (ii) the destruction by such Person and its Representatives of all material including or incorporating or otherwise reflecting such confidential information regarding the Corporation or its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3)   The Corporation represents and warrants that, in the twelve (12) months prior to the date of this Agreement, neither the Corporation nor any of its Subsidiaries has waived any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which the Corporation or any of its Subsidiaries is a Party in connection with any potential Acquisition Proposal. The Corporation covenants and agrees that neither the Corporation nor any of its Subsidiaries nor any of their respective Representatives will, without the prior written consent of the Purchaser, release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Corporation, or any of its Subsidiaries, under any such standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which the Corporation or any of its Subsidiaries is a party; provided that, notwithstanding anything to the contrary set forth in this Agreement, the Corporation shall not be required to enforce, and shall be permitted to waive, any provision of any such agreement if the Board determines in good faith, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, in which event the Corporation may take such actions solely to the extent necessary to permit such Person to make a confidential Acquisition Proposal to the Board.
(4)   Nothing contained in this Article 5 or elsewhere in this Agreement shall prohibit (a) the Board from responding to an Acquisition Proposal under a director’s circular or otherwise as required under Securities Laws, or from issuing a customary “stop, look and listen” statement pending disclosure thereunder (or any substantially similar communication under applicable Securities Laws), or disclosing to the Shareholders any factual information regarding the business, financial condition or results of operations of the Corporation or the fact that an Acquisition Proposal has been made, the identity of the party making such Acquisition Proposal or the material terms of such Acquisition Proposal, or (b) the Corporation or its Representatives from communicating with any Person (or the Representatives of such Person) solely for purposes of clarifying the terms of any proposal, advising such Person of the restrictions of this Agreement, or advising such Person that their proposal does not constitute a Superior Proposal.
Section 5.2   Notification of Acquisition Proposals.
(1)   If after the date of this Agreement the Corporation or any of its Subsidiaries or any of their respective Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Corporation or any of its Subsidiaries in connection with, or reasonably expected to lead to, such an inquiry, proposal or offer, including information, access or disclosure relating to the assets, properties, facilities, books and records of the Corporation or any of its Subsidiaries, the Corporation shall promptly notify the Purchaser, at first orally, and then (and in any event within twenty four (24) hours following receipt) in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including material terms and conditions thereof and the identity of the Person making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all documents, substantive correspondence and other materials received from or on behalf of such Person.
(2)   The Corporation shall keep the Purchaser fully informed on a current basis of the status of developments and (to the extent permitted under Section 5.3) negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all substantive correspondence and documents if in writing or electronic form, and if not in writing or electronic form, a reasonable description of such correspondence and documents sent or communicated to the Corporation by or on behalf of any Person making such Acquisition Proposal, inquiry, proposal, offer or request.
Section 5.3   Responding to an Acquisition Proposal.
(1)   Notwithstanding Section 5.1, if at any time following the date of this Agreement and prior to obtaining the Required Securityholder Approval at the Meeting the Corporation receives an unsolicited Acquisition Proposal, the Corporation may engage in or participate in discussions or negotiations with the relevant Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information relating to the assets, properties, facilities, books and records of the Corporation or any of its Subsidiaries, if and only if:
(a)
the Board first determines in good faith, after consultation with its financial and outside legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

(b)
subject to Section 5.1(3), such Person was not restricted from making such Acquisition Proposal pursuant to any existing confidentiality, standstill or similar restriction to which the Corporation is party;

(c)
such Acquisition Proposal did not arise, directly or indirectly, as a result of a violation by the Corporation directly or indirectly through its Subsidiaries or their respective Representatives of this Article 5 in any material respect, and the Corporation has been and continues to be in compliance with its obligations under this Article 5, in all material respects;

(d)
the Corporation enters into a customary confidentiality and standstill agreement with such Person having terms at least as onerous in all material respects as those set forth in the Confidentiality Agreement (it being agreed that such confidentiality agreement need not prohibit the making of an Acquisition Proposal confidentially to the Board);

(e)
the Corporation has provided the Purchaser with (i) written notice stating the Corporation’s intention to participate in such discussions or negotiations and to provide all such copies, access or disclosure relating to the Acquisition Proposal, including the identity of the party making such Acquisition Proposal; and (ii) a copy of the confidentiality and standstill agreement referred to in Section 5.3(1)(d) above; and

(f)
the Corporation promptly (and in any event within twenty four (24) hours of delivery) provides the Purchaser with any substantive or material non-public information concerning the Corporation and its Subsidiaries provided to such other Person which was not previously provided to the Purchaser.

Section 5.4   Right to Match.
(1)   If at any time following the date of this Agreement and prior to obtaining the Required Securityholder Approval at the Meeting, the Corporation receives an unsolicited Acquisition Proposal that constitutes a Superior Proposal, the Board may authorize the Corporation to make a Change in Recommendation and/or enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:
(a)
subject to Section 5.1(3), the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to any existing confidentiality, standstill or similar restriction to which the Corporation is party;

(b)
such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Corporation directly or indirectly through its Subsidiaries or their respective Representatives of this Article 5 in any material respect, and the Corporation has been and continues to be in compliance with its obligations under this Article 5 in all material respects;

(c)
the Corporation has provided the Purchaser with written notice detailing the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement (the Superior Proposal Notice);

(d)
the Corporation has provided the Purchaser with a copy of the proposed definitive agreement for the Superior Proposal and all schedules and exhibits thereto, together with any financing documents supplied to the Corporation in connection therewith;

(e)
at least three (3) Business Days (the Matching Period) shall have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d) above (it being understood that the Corporation shall promptly (and in any event within twenty four (24) hours) inform the Purchaser of any amendment to the financial or other material terms of such Superior Proposal during such period);

(f)
after the Matching Period, the Board has determined in good faith, after consultation with its legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal, if applicable, compared to the terms of the Arrangement as proposed to be amended by the Purchaser under Section 5.4(2);

(g)
after the Matching Period, the Board has determined, in good faith, after consultation with its legal counsel, that failure of the Board to make a Change in Recommendation and/or to enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and
(h)
prior to or concurrently with entering into a definitive agreement with respect to such Superior Proposal, the Corporation terminates this Agreement pursuant to Section 7.2(3)(b) and pays the Corporation Termination Fee in full pursuant to Section 7.3.

(2)   During the Matching Period, or such longer period as the Corporation may approve in writing for such purpose: (a) the Purchaser shall have the right, but not the obligation, to offer to amend the terms of this Agreement and the Arrangement; (b) the Board shall review any offer to amend the terms of this Agreement and the Arrangement in good faith in order to determine, in consultation with its financial and outside legal advisors, whether the Purchaser’s amended offer, upon acceptance, would cause the Superior Proposal giving rise to the Matching Period to cease to be a Superior Proposal; and (c) if the Board determines that the Acquisition Proposal giving rise to such Matching Period no longer constitutes a Superior Proposal compared to this Agreement and the Arrangement as they are proposed to be amended by the Purchaser, the Corporation shall promptly (and in any event within twenty four (24) hours) so advise the Purchaser and the Parties shall amend this Agreement to give effect to such amendments, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.
(3)   Each successive modification to any Acquisition Proposal that results in an increase to, or a modification of, the consideration to be received by Shareholders or other amendment to the material terms or conditions thereof shall constitute a new Acquisition Proposal for purposes of the requirements under Section 5.4, and the Purchaser shall be afforded a new three (3) Business Day Matching Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d) above.
(4)   Upon the written request of Purchaser, the Board shall promptly reaffirm the Board Recommendation by press release (but on no more than three (3) occasions per Acquisition Proposal) after any Acquisition Proposal which is not determined by the Board to be a Superior Proposal is publicly announced or the Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of no more than five (5) Business Days following the formal announcement of such Acquisition Proposal, including a customary “stop-look-and-listen” or similar communication, shall not be considered to be in violation of this Section 5.4(4) provided the Board has re-affirmed the Board Recommendation before the end of such five (5) Business Day period). The Corporation shall provide the Purchaser and its outside legal advisors with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its counsel.
(5)   If the Corporation provides a Superior Proposal Notice to the Purchaser after a date that is less than five (5) Business Days before the Meeting, the Corporation may, and shall if directed by the Purchaser acting reasonably, postpone or adjourn the Meeting to a date that is not more than ten (10) Business Days after the scheduled date of the Meeting, but in any event to a date that is not less than three (3) Business Days prior to the Outside Date.
Section 5.5   Breach by Subsidiaries and Representatives.
Without limiting the generality of the foregoing, the Corporation shall advise its Subsidiaries and their respective Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by its Subsidiaries or their respective Representatives shall be deemed to be a breach of this Article 5 by the Corporation.
ARTICLE 6
CONDITIONS
Section 6.1   Mutual Conditions Precedent.
The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied at or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the written mutual consent of the Parties:

(1)   Arrangement Resolution.   The Arrangement Resolution shall have been approved and adopted by the Shareholders and Warrant Holders with the Required Securityholder Approval at the Meeting and in accordance with the Interim Order.
(2)   Interim and Final Order.   The Interim Order and the Final Order shall have each been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to either the Corporation or the Purchaser, each acting reasonably, on appeal or otherwise.
(3)   Required Regulatory Approvals.   Each of the Competition Act Approval and the HSR Approval shall have been obtained, and be in full force and effect, and shall not have been rescinded or modified.
(4)   Illegality.   No applicable Law is in effect which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Corporation or the Purchaser from consummating the Arrangement. No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect.
Section 6.2   Additional Conditions Precedent to the Obligations of the Purchaser.
The Purchaser is not required to consummate and complete the Arrangement unless each of the following conditions is satisfied at or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived (to the extent permitted by Law), in whole or in part, by the Purchaser in its sole discretion:
(1)   Representations and Warranties.   (a) The representations and warranties of the Corporation set forth in Sections 1 [Corporate Existence and Power], 2 [Corporate Authorization] and 3 [Execution and Binding Obligation] of Schedule C shall be true and correct in all material respects as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), (b) the representations and warranties of the Corporation set forth in Section 6(a) (first three sentences only), Section 6(b), and Section 6(c) (first sentence only) [Capitalization] of Schedule C shall be true and correct in all respects (other than de minimis inaccuracies) as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date); and (c) all other representations and warranties of the Corporation set forth in this Agreement shall be true and correct in all respects as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), without regard to any materiality or Material Adverse Effect qualifications contained in them, except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(2)   Performance of Covenants.   The Corporation has fulfilled or complied in all material respects with each of the covenants of the Corporation contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time.
(3)   No Legal Action.   There is no Action pending brought by any Governmental Entity that is reasonably likely to: (a) prohibit, restrict or enjoin the ownership or operation by the Purchaser of the business or assets of the Corporation and its Subsidiaries, taken as a whole, or (b) compel the Purchaser to dispose of or hold separate any material portion of the business or assets of the Corporation and its Subsidiaries, taken as a whole, in each case as a result of the Arrangement.
(4)   No Material Adverse Effect.   Since the date of this Agreement, no Material Adverse Effect shall have occurred and been continuing.
(5)   Other Deliverables.   Prior to or at the Effective Time, the Corporation shall have delivered to the Purchaser a certificate, dated as of the Effective Date, executed by a senior officer of the Corporation (on behalf of the Corporation without personal liability), certifying the satisfaction of the conditions set forth in Section 6.2(1), Section 6.2(2) and Section 6.2(4).

Section 6.3   Additional Conditions Precedent to the Obligations of the Corporation.
The Corporation is not required to consummate and complete the Arrangement unless each of the following conditions is satisfied at or before the Effective Time, which conditions are for the exclusive benefit of the Corporation and may only be waived (to the extent permitted by Law), in whole or in part, by the Corporation in its sole discretion:
(1)   Representations and Warranties.   (a) The representations and warranties of the Purchaser and the Parent set forth in Sections 1 [Organization and Qualification], 2 [Corporate Authorization], and 3 [Execution and Binding Obligations] of Schedule “D” shall be true and correct in all material respects as of the Effective Time, and (b) all other representations and warranties of the Purchaser and the Parent set forth in this Agreement shall be true and correct in all respects as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), without regard to any materiality qualifications contained in them, except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of the Purchaser to complete the Arrangement in accordance with the terms of this Agreement.
(2)   Performance of Covenants.   The Purchaser has fulfilled or complied in all material respects with each of the covenants of the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Purchaser has delivered a certificate confirming same to the Corporation, executed by a senior officer of the Purchaser (without personal liability) addressed to the Corporation and dated the Effective Date.
(3)   Deposit of Consideration.   Subject to obtaining the Final Order and the satisfaction or waiver of the other conditions precedent contained herein in its favour (other than conditions which, by their nature, are only capable of being satisfied as of the Effective Time), the Purchaser has deposited or caused to be deposited with the Depositary in escrow in accordance with Section 2.9, the funds required to effect payment in full of the aggregate Consideration to be paid pursuant to the Arrangement.
(4)   Officer’s Certificate.   The Purchaser shall have delivered to the Corporation a certificate, dated as of the Effective Date, executed by an officer of the Corporation (on behalf of the Corporation without personal liability), certifying the satisfaction of the conditions set forth in Sections Section 6.3(1) and Section 6.3(2).
Section 6.4   Satisfaction of Conditions.
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time, and all funds held in escrow by the Depositary pursuant to Section 2.9 hereof shall be deemed to be released from escrow, without any further act required by any Person, at the Effective Time.
ARTICLE 7
TERM AND TERMINATION
Section 7.1   Term.
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 7.2   Termination.
This Agreement may be terminated prior to the Effective Time by:
(1)   the mutual written agreement of the Parties;
(2)   either the Corporation, on the one hand, or the Purchaser, on the other hand, on written notice to the other Parties if:

(a)
No Required Securityholder Approval.   The Required Securityholder Approval is not obtained at the Meeting in accordance with the Interim Order;

(b)
Illegality.   After the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Corporation or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable; provided the Party seeking to terminate this Agreement shall not have the right to terminate pursuant to this Section 7.2(2)(b) if such Party’s failure to fulfill any obligation under this Agreement shall have been a material cause of the occurrence or continuation of the occurrence of such restraint or illegality; or

(c)
Occurrence of Outside Date.   The Effective Time does not occur on or prior to the Outside Date; provided that a Party may not terminate this Agreement pursuant to this Section 7.2(2)(c) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement (other than those covenants or conditions which by their terms are to be satisfied at the Effective Time).

(3)   the Corporation, on written notice to the Purchaser if:
(a)
Breach by the Purchaser.   A breach of any representation or warranty of, or failure to perform any covenant or agreement by the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(1) [Purchaser Representations and Warranties Condition] or Section 6.3(2) [Purchaser Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3) provided that the Corporation is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.2(1) [Corporation Representations and Warranties Condition] or Section 6.2(2) [Corporation Covenants Condition] not to be satisfied;

(b)
Superior Proposal.   Prior to obtaining the Required Securityholder Approval, the Board authorizes the Corporation to enter into a definitive written agreement (other than a confidentiality agreement as permitted by Section 5.3(1)(d)) with respect to any Superior Proposal in accordance with Section 5.4(1), provided the Corporation is then in material compliance with Article 5 and that prior to or concurrent with such termination the Corporation pays the Corporation Termination Fee in accordance with Section 7.3; or

(c)
Failure to Fund.   The conditions in Article 6 have been satisfied or waived by the applicable Party or Parties (excluding the condition of Section 6.3(3) and the conditions that, by their terms, cannot be satisfied until the Effective Date, in which case, there is no state of facts or circumstances then existing that would cause such conditions not to be satisfied) and the Purchaser has failed to comply with its obligations under Section 2.9 to provide the Depositary sufficient funds in order to satisfy the aggregate Consideration payable to the Securityholders as provided for in the Plan of Arrangement.

(4)   the Purchaser, on written notice to the Corporation if:
(a)
Breach by the Corporation.   A breach of any representation or warranty of, or failure to perform any covenant or agreement by, the Corporation under this Agreement occurs that would cause any condition in Section 6.2(1) [Corporation Representations and Warranties Condition] or Section 6.2(2) [Corporation Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3); provided that the Purchaser is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.3(1) [Purchaser Representations and Warranties Condition] or Section 6.3(2) [Purchaser Covenants Condition] not to be satisfied;

(b)
Change in Recommendation.   Prior to obtaining the Required Securityholder Approval: (i) the Board withdraws, withholds, qualifies or modifies in a manner adverse to the Purchaser or the consummation of the Arrangement the Board Recommendation, or fails to reconfirm (without qualification) within five (5) Business Days after written request by the Purchaser (but on not more than two occasions), its approval and recommendation of the Arrangement or the Arrangement Resolution (a Change in Recommendation), it being understood that publicly taking a neutral position or no position with respect to an Acquisition Proposal for a period of more than five (5) Business Days after public announcement of an Acquisition Proposal shall be considered an adverse modification; (ii) the Board approves or recommends any Acquisition Proposal; (iii) the Board approves, recommends or authorizes the Corporation to enter into a written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by Section 5.3(1)(d)); or (iv) the Corporation publicly announces the intention to do any of the foregoing; or

(c)
Material Adverse Effect.   Since the date of this Agreement, there has occurred a Material Adverse Effect that is continuing and incapable of being cured on or prior to the Outside Date.

The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)) shall give written notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.
Section 7.3   Termination Fees
(1)   Despite any other provision in this Agreement relating to the payment of fees and expenses, if a Corporation Termination Fee Event occurs, the Corporation shall pay the Purchaser the Corporation Termination Fee in accordance with Section 7.3(3).
(2)   For the purposes of this Agreement, the “Corporation Termination Fee Event” means the termination of this Agreement:
(a)
by the Corporation, pursuant to Section 7.2(3)(b) [Superior Proposal];

(b)
by the Purchaser, pursuant to Section 7.2(4)(a) [Breach by the Corporation] in respect of a material breach by the Corporation of Section 5.1 [Non-Solicitation];

(c)
by the Purchaser, pursuant to Section 7.2(4)(b) [Change in Recommendation];

(d)
by the Corporation or the Purchaser pursuant to Section 7.2(2)(a) [No Required Securityholder Approval] or Section 7.2(2)(c) [Occurrence of Outside Date] (but in the case of a termination by the Corporation, only if the right to terminate this Agreement pursuant to Section 7.2(2)(c) is then available to the Purchaser), if:

(i)
at the time of such termination, the Corporation is not entitled to terminate this Agreement pursuant to Section 7.2(3)(c) [Failure to Fund];

(ii)
prior to the date of the Meeting, an Acquisition Proposal is made or publicly announced by any Person and such Acquisition Proposal is not subsequently publicly withdrawn; and

(iii)
within twelve (12) months of such termination, the Corporation completes an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in (ii)) or enters into a definitive written agreement in respect of an Acquisition Proposal that is subsequently completed, then the Corporation Termination Fee shall be paid by the Corporation to the Purchaser; provided that, for the purpose of this Section 7.3(2)(e) the term “Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1, except that references to “20%” shall be deemed to be “50%”.

(3)   If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(a), the Corporation Termination Fee shall be paid prior to or concurrently with the occurrence of such Corporation Termination

Fee Event. If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(b) or 7.3(2)(c), the Corporation Termination Fee shall be paid within three (3) Business Days following such Corporation Termination Fee Event. If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(d), the Corporation Termination Fee shall be paid upon the completion of the Acquisition Proposal referred to therein. Any Corporation Termination Fee shall be paid by the Corporation to the Purchaser (or as the Purchaser may direct by notice in writing) by wire transfer in immediately available funds to an account designated by the Purchaser.
(4)   The Parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the amounts set out in this Section 7.3 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damage and out-of-pocket expenditures, which the Parties, as applicable, will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.
(5)   Subject to the Parties’ rights to injunctive and other non-monetary equitable relief or specific performance in accordance with Section 8.6 to prevent breaches or threatened breaches of this Agreement and to enforce compliance with the terms of this Agreement, each Party hereby expressly acknowledges and agrees that, upon any termination of this Agreement under circumstances where Purchaser is entitled to the Corporation Termination Fee and such Corporation Termination Fee is paid in full, the Party receiving such payment shall be precluded from any other remedy against the other Party at Law or in equity or otherwise (including, without limitation, an order for specific performance), and shall not seek to obtain any recovery, judgment or damages of any kind against the other Party or its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective representatives, in connection with this Agreement or the transactions contemplated hereby; provided, however, that this limitation shall not apply to any breach or threatened breach of the Confidentiality Agreement or in the event of fraud by the Party making such payment (or any of its Subsidiaries) (which liability therefore shall not be affected by termination of this Agreement or any payment of the Corporation Termination Fee).
(6)   The Corporation shall not be obliged to make more than one Corporation Termination Fee payment pursuant to this Section 7.3.
Section 7.4   Effect of Termination/Survival.
If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect, without liability of any Party (or any Shareholder or Representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination pursuant to Section 7.1 as a result of the Effective Time occurring, Section 4.9 [Insurance and Indemnification] shall survive for a period of six (6) years following such termination and Sections 4.17 [Guarantee of Parent] and 8.7 [Third Party Beneficiaries] (and the related provisions of Article 1 and Article 8) shall survive in accordance with their terms; (b) in the event of a termination pursuant to Section 7.2, the provisions of Sections 4.2(3) and 4.2(5) [Pre-Closing Reorganization], Section 4.5(5) [Competition Act Approval — Costs of Filing], Section 2.4(4) [The Meeting] and Section 4.6 [Access to Information; Confidentiality] (with respect to the application of the Confidentiality Agreement to any information provided thereunder prior to termination), Section 7.3 [Termination Fee], and Article 8 [General Provisions] shall survive termination, and provided further that no Party shall be relieved of any liability for any wilful material breach by it of this Agreement.
ARTICLE 8
GENERAL PROVISIONS
Section 8.1   Amendments.
(1)   This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, subject to the Plan of Arrangement, the Interim Order and the Final Order, and any such amendment may, without limitation:
(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
waive any inaccuracies or modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)
waive any inaccuracies or modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)
modify conditions contained in this Agreement;

provided that no such amendment reduces or materially adversely affects the Consideration to be received by Shareholders and Warrant Holders without approval of the affected Shareholders and Warrant Holders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.
Section 8.2   Expenses.
Except as expressly otherwise provided in this Agreement, all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder, including all costs, expenses and fees of the Corporation incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.
Section 8.3   Notices.
(1)   Other than the oral notice provided for in Section 5.2(1), any notice or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or electronic mail (provided confirmation of receipt is acknowledged by return electronic mail from the recipient) and addressed:
(a)
to the Purchaser or the Parent at:

PF Argentum Acquisition ULC
c/o Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Attention:
Deborah Baron, SVP World Wide Business Development

Email:
[•]

with copies to (which shall not constitute notice):
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention:
Emily Oldshue

Email:
emily.oldshue@ropesgray.com

and
Norton Rose Fulbright Canada LLP
222 Bay Street, Suite 3000
Toronto, Ontario
M5K 1E7
Attention:
Vanessa Grant

Email:
vanessa.grant@nortonrosefulbright.com

(b)
to the Corporation at:

Trillium Therapeutics Inc.
c/o Trillium Therapeutics USA Inc.
100 CambridgePark Drive, Suite 510
Cambridge, MA 02140
Attention:
Jan Skvarka, Chief Executive Officer and Benjamin Looker, General Counsel

Email:
[•]

with copies to (which shall not constitute notice):
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
United States
Attention:
Stuart Cable, Lisa Haddad and Lillian Kim

Email:
scable@goodwinlaw.com, lhaddad@goodwinlaw.com and lkim@goodwinlaw.com

and
Baker & McKenzie LLP
Brookfield Place
181 Bay Street, Suite 2100
Toronto, ON M5J 2T3
Attention:
David Palumbo

Email:
david.palumbo@bakermckenzie.com

(2)   Any notice or other communication is deemed to be given and received if sent by personal delivery, same day courier or electronic mail, on the date of delivery if it is a Business Day and the delivery was made prior to 5:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s outside legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to outside legal counsel does not invalidate delivery of that notice or other communication to a Party.
Section 8.4   Time of the Essence.
Time is of the essence in this Agreement.
Section 8.5   Further Assurances.
Subject to the terms and conditions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver, or cause to be executed and delivered, all such further documents and instruments, as the other Party may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and, in the event the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.
Section 8.6   Injunctive Relief.
(1)   The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Subject to Section 7.3(5), it is accordingly agreed that the Parties shall be entitled to specific performance of the terms of this Agreement and an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to specifically enforce compliance with the terms of this Agreement. Each Party further agrees to waive any requirement for the security or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. Such remedies will not be exclusive remedies for any breach of this Agreement but will be in addition to any other remedy to which any Party may be entitled, at law or in equity.
(2)   If, prior to the Outside Date, any Party brings any action in accordance with this Section 8.6 to enforce specifically the performance of the terms and provisions hereby by any other Party, the Outside Date shall automatically be extended (x) for the period during which such Action is pending, plus a period of twenty (20) days, or (y) by such other time period established by the court presiding over such action, as the case may be.
Section 8.7   Third Party Beneficiaries.
(1)   Except (a) for the rights of the Securityholders to receive the applicable Consideration following the Effective Time pursuant to the Plan of Arrangement, and (b) as provided in Section 4.9 [Insurance and Indemnification] (and Section 4.17, as it relates to Section 4.9) which, without limiting its terms, is intended for the benefit of the third Persons mentioned in such provisions (such third Persons referred to in this Section 8.7 as the Indemnified Persons), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.
(2)   Despite the foregoing, each of the Parent and the Purchaser acknowledges to each of the Indemnified Persons his or her direct rights against it under Section 4.9 (and Section 4.17, as it relates to Section 4.9) of this Agreement, which are intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives, and for such purpose, the Corporation confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf.
Section 8.8   Waiver.
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
Section 8.9   Entire Agreement.
This Agreement, including the Schedules hereto, together with the Corporation Disclosure Letter and the Confidentiality Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussions or understanding in entering into and completing the transactions contemplated by this Agreement.
Section 8.10   Successors and Assigns.
(1)   This Agreement becomes effective only when executed by the Corporation, the Parent and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Corporation, the Parent, the Purchaser and their respective successors and permitted assigns.
(2)   Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Parties, except that the Purchaser may assign all or any portion of its rights and obligations under this Agreement to one of its affiliates, but no such assignment shall relieve the Purchaser of its obligations hereunder.
Section 8.11   Severability.
If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 8.12   Governing Law.
This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein. Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.
Section 8.13   Rules of Construction.
The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.
Section 8.14   No Liability.
No director or officer of the Purchaser, shall have any personal liability whatsoever to the Corporation under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser. No director or officer of the Corporation or any of its Subsidiaries shall have any personal liability whatsoever to the other Parties under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Corporation or any of its Subsidiaries.
Section 8.15   Counterparts.
This Agreement may be executed in any number of counterparts (including counterparts by executed electronic copy) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties agree that electronic signatures will have the same legal effect as original signatures and that the Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties, and that an electronic, scanned, or duplicate copy of any signatures will be deemed an original and may be used as evidence of execution.
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IN WITNESS WHEREOF the Parties have executed this Agreement.
PFIZER INC.		PF ARGENTUM ACQUISITION ULC
Per:	/s/ Deborah Baron Name: Deborah Baron	Per:	/s/ Deborah Baron Name: Deborah Baron
	Title: SVP World Wide Business Development		Title: Director
TRILLIUM THERAPEUTICS INC.
Per:	/s/ Jan Skvarka Name: Jan Skvarka
Title: Chief Executive Officer

SCHEDULE B
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (the Arrangement) under Section 291 of the Business Corporations Act (British Columbia) (the BCBCA) involving Trillium Therapeutics Inc. (the Corporation), pursuant to the arrangement agreement dated August 20, 2021, among PF Argentum Acquisition ULC (the Purchaser), Pfizer Inc. and the Corporation (as it may from time to time be amended, modified or supplemented, the Arrangement Agreement), as more particularly described and set forth in the proxy statement and management information circular of the Corporation (the Circular) dated [•], 2021 accompanying the notice of this meeting, as may be amended, modified or supplemented, be and is hereby authorized, approved and adopted.

2.
The plan of arrangement of the Corporation (as it may be amended, modified or supplemented in accordance with its terms and the terms of the Arrangement Agreement, the Plan of Arrangement), the full text of which is set out in Appendix [•] to the Circular, be and is hereby authorized, approved and adopted.

3.
The: (a) Arrangement Agreement and all the transactions contemplated therein; (b) actions of the directors of the Corporation in approving the Arrangement and the Arrangement Agreement; and (c) actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Corporation of its obligations thereunder, be and are hereby ratified and approved.

4.
The Corporation is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders and warrant holders of the Corporation or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Corporation are hereby authorized and empowered to, without notice to or approval of the shareholders and warrant holders of the Corporation: (a) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (b) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.
Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver for filing with the British Columbia Registrar of Companies under the BCBCA, articles of arrangement and such other documents as may be necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and any such other documents.

7.
Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

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SCHEDULE C
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
1.
Corporate Existence and Power.   The Corporation is a corporation validly existing and in good standing under the BCBCA and has all requisite corporate power and capacity to own, lease and operate its properties and assets as now owned and to carry on its business as now conducted. The Corporation is duly registered or otherwise authorized to do business and is in good standing in each jurisdiction in which the character of its properties and assets, whether owned, leased, licensed or otherwise held, or the nature of its activities makes such registration necessary, except as to the extent that any failure of the Corporation to be so registered, authorized or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.
Corporate Authorization.   The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby are within the Corporation’s corporate power and capacity and have been duly authorized by the Board which authorization, subject to Section 5.4, has not been rescinded and no other corporate proceedings on the part of the Corporation are necessary to authorize this Agreement or the transactions contemplated hereby other than the approval by the Board of the record date for the Meeting and the Circular and receipt of the Required Securityholder Approval, the Interim Order, the Final Order and each of the Regulatory Approvals.

3.
Execution and Binding Obligation.   This Agreement has been duly executed and delivered by the Corporation and, assuming the due authorization, execution and delivery by the Purchaser and the Parent, is enforceable against the Corporation in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

4.
Governmental Authorization.   The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby and by the Plan of Arrangement require no consent, approval or authorization from or any action by or in respect of, or filing, recording, registering or publication with, or notification to any Governmental Entity other than (a) the Interim Order and any approvals required by the Interim Order; (b) the Final Order; (c) filings with the Registrar under the BCBCA; (d) compliance with any applicable Securities Laws, including applicable requirements of and filings with the SEC in accordance with the Exchange Act, and with the rules and policies of the TSX and NASDAQ; (e) the Competition Act Approval, HSR Approval and any other filings or notifications in accordance with applicable Canadian, U.S. or foreign competition, antitrust, merger control or investment Laws; and (f) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or materially delay the consummation of the Arrangement or the transactions contemplated hereby.

5.
Non-Contravention.

(a)
Neither the Corporation nor any of its Subsidiaries is in violation of its Constating Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract to which the Corporation or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which the Corporation or any of its Subsidiaries is bound, except where such violations and defaults, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b)
The execution, delivery and performance by the Corporation of its obligations under this Agreement and the consummation of the transactions contemplated hereby and by the Plan of Arrangement do not and will not (with the giving of notice or lapse of time or both):

(i)
contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Corporation or any Subsidiary;

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(ii)
assuming compliance with the matters referred to in Section 4 above, contravene, conflict with or result in a violation or breach of any applicable Law or any Authorization issued by a Governmental Entity held by the Corporation or any Subsidiary;

(iii)
other than as set out in Section 5(b) of the Corporation Disclosure Letter, (A) require any notice or consent or other action by any Person, (B) contravene, conflict with or result in a violation or breach or default under, (C) cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Corporation or any Subsidiary is entitled under, (D) or give rise to any rights of first refusal or trigger any change in control provisions, or (E) cause any indebtedness to come due before its stated maturity or cause any credit to cease to be available or any restriction under any of the terms, conditions or provisions of any Material Contract or Authorization, binding upon the Corporation or any Subsidiary or affecting any of their respective assets; or

(iv)
result in the creation or imposition of any Lien on any asset of the Corporation or any Subsidiary (other than a Permitted Lien),

with such exceptions, in the case of each of clauses (ii), (iii) and (iv), as do not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and would not prevent or materially delay the consummation of the Arrangement or the transactions contemplated hereby.
(c)
True and complete copies of the Constating Documents of the Corporation and each of its Subsidiaries as currently in effect have been made available to the Purchaser, and neither the Corporation nor any of its Subsidiaries has taken any action to amend or succeed such documents.

6.
Capitalization.

(a)
The authorized share capital of the Corporation consists of an unlimited number of Common Shares, Class B Shares and First Preferred Shares, issuable in series, of which the first series is designated as the Series I Shares, and of which the second series is designated as the Series II Shares. As of the close of business on August 18, 2021 (the Capitalization Date), there were 104,814,674 Common Shares and 6,750,000 Series II Shares outstanding, and no Class B shares or Series I Shares were outstanding. Section 6(a) of the Corporation Disclosure Letter sets forth, as of the Capitalization Date, the number of outstanding Options, DSUs and Warrants. Section 6(a) of the Corporation Disclosure Letter further sets forth, as of the Capitalization Date, the holder of each outstanding Option, DSU and Warrant, the country of residence of such holder as and to the extent set forth in the Corporation’s records, the exercise price, as applicable, the vesting schedule, and the expiration date, where applicable, of such Options, DSUs and Warrants. Since the Capitalization Date through the date hereof, the Corporation has not issued any securities, except pursuant to the exercise of Options outstanding on the Capitalization Date in accordance with their terms.

(b)
Except as set forth in (a) above or in the Corporation’s Constating Documents, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, redemption rights, repurchase rights, shareholder rights plans, agreements, arrangements, calls, commitments or rights of any kind that obligate the Corporation or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of the Corporation or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, from treasury any securities of the Corporation or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

(c)
Except for outstanding Options, DSUs and Warrants, or as set out in Section 6(c) of the Corporation Disclosure Letter, there are no outstanding contractual or other rights to which the Corporation or any of its Subsidiaries is a party, the value of which is based on the value of the Shares. The Corporation has made available to the Purchaser correct and complete copies of each of the Inducement Plan, Omnibus Incentive Plan and Stock Option Plan and the forms of Option agreement, DSU agreement and Warrant agreements evidencing the Options, DSUs and Warrants,

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respectively, and with respect to the foregoing forms, other than differences with respect to the number of Shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such Option, DSU or Warrant agreement contains material terms that are not consistent with, or in addition to, such forms.
(d)
All of the outstanding Shares have been duly authorized and validly issued and are fully paid and non-assessable. Each grant of an Option or DSU was duly authorized by the Board (or a duly constituted and authorized committee thereof or other authorized designee). The Corporation has not granted any Options to U.S. taxpayers that are subject to Section 409A of the Code. Each DSU granted to any U.S. taxpayer complies with the provisions of Section 409A of the Code.

(e)
Each grant of an Option or DSU was made in accordance with, to the extent applicable: (i)the Inducement Plan, Omnibus Incentive Plan or Stock Option Plan, as applicable, (ii) all applicable Securities Laws and any applicable TSX or NASDAQ rules or policies, (iii) the Code, and (iv) all other applicable Laws. The Corporation has the requisite power and authority, in accordance with the applicable equity incentive plan, the applicable award agreements and any other applicable contract, to take the actions contemplated by this Agreement and the treatment of the Options and DSUs described in the Plan of Arrangement, as of the Effective Time, will be binding on the holders of Options and DSUs.

(f)
Other than as set out in Section 6(f) of the Corporation Disclosure Letter, there are no outstanding contractual or other obligations of the Corporation or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of the Corporation or any of its Subsidiaries.

(g)
All dividends or distributions on securities of the Corporation that have been declared or authorized have been paid in full.

7.
Subsidiaries

(a)
Other than the entities set out in Section 7(a) of the Corporation Disclosure Letter, the Corporation has no direct or indirect Subsidiaries. The Corporation is the registered and beneficial owner of all of the outstanding shares of capital stock and other equity interests of the Subsidiaries, free and clear of any Liens (other than transfer restrictions imposed by applicable Securities Laws). There are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to acquire any such shares or other equity interests in any of the Subsidiaries. All of such shares and other equity interests so owned by the Corporation have been validly issued and are fully paid and non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights).

(b)
Each Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and capacity to own, lease and operate its properties and assets as now owned and to carry on its business as now conducted.

(c)
Other than the Subsidiaries and investments in marketable securities in the Ordinary Course, neither the Corporation nor any of its Subsidiaries owns, beneficially or of record, any equity interest of any kind in any other Person.

8.
Shareholders’ and Similar Agreements.   Other than as set out in Section 6 above, neither the Corporation nor any of its Subsidiaries is a party to or has any commitment to become a party to any shareholder, joint venture, partnership, pooling, voting, registration rights or other similar arrangement or agreement relating to the ownership, voting or qualification for sale of any of the securities of the Corporation or its Subsidiaries or pursuant to which any Person other than the Corporation or any of its Subsidiaries may have any right or claim in connection with any existing or past equity interest in the Corporation or any of its Subsidiaries. True and complete copies of any such agreements currently in effect have been made available to the Purchaser.

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9.
Canadian Securities Laws Matters.

(a)
The Corporation is a “reporting issuer” under applicable Securities Laws in Alberta, British Columbia, Manitoba, Nova Scotia and Ontario, and is not in default of any material requirements of any Securities Laws applicable in such jurisdictions or the rules or regulations of the TSX. The Shares have not been listed or quoted by the Corporation on any market in Canada other than the TSX. No order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of such securities has been issued and is currently outstanding against the Corporation or, to the knowledge of the Corporation, against any of its directors or officers.

(b)
The Corporation has not taken any action to cease to be a reporting issuer in Alberta, British Columbia, Manitoba, Nova Scotia and Ontario nor has the Corporation received notification from any Securities Authority seeking to revoke the reporting issuer status of the Corporation. No Action or order for the delisting, suspension of trading in, cease trade order or other order or restriction with respect to the securities of the Corporation is pending or, to the knowledge of the Corporation, threatened or expected to be implemented or undertaken and, to the knowledge of the Corporation, the Corporation is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction.

(c)
The documents comprising the Corporation’s Public Disclosure Record did not at the time filed (or, if amended or superseded by a subsequent filing, on the date of such filing) with the Securities Authorities contain any misrepresentation. The Corporation has timely filed with the Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by the Corporation with the Securities Authorities since December 31, 2018. The Corporation has not filed any confidential material change report with the Securities Authorities which at the date hereof remains confidential or any other confidential filings filed to or furnished with, as applicable, any Securities Authorities. There are no outstanding or unresolved comments in comment letters from any Securities Authorities with respect to any filings by the Corporation with the TSX or Securities Authorities, and, to the knowledge of the Corporation, neither the Corporation nor any of the filings by the Corporation with the TSX or Securities Authorities is subject of an ongoing audit, review, comment or investigation by any Securities Authorities or the TSX.

10.
U.S. Securities Laws Matters.

(a)
The Corporation is not and has not, and is not required to be and has not been required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(b)
Other than on the NASDAQ, no securities of the Corporation have been listed on any national securities exchange in the United States.

(c)
Since December 31, 2018, the Corporation has timely filed with, or furnished to the SEC the Corporation SEC Documents. Correct and complete copies of all such Corporation SEC Documents are publicly available on EDGAR. To the extent that any Corporation SEC Document available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, the Corporation has made available to the Purchaser the full text of all such Corporation SEC Documents that it has so filed or furnished with the SEC. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively) each Corporation SEC Document filed or furnished after December 31, 2018 has complied in all material respects with applicable Laws, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Corporation SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Corporation SEC Document filed pursuant to the Exchange Act after December 31, 2018 did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Corporation

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SEC Document that is a registration statement, as amended or supplemented, if applicable, and was filed after December 31 2018 or under which securities remain eligible to be sold was filed in accordance with the U.S. Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, no amendments or modifications to the Corporation SEC Documents are required to be filed with, or furnished to, the SEC. No Subsidiary is required to file or furnish any form, report or other document with the SEC.
(d)
Prior to the date of this Agreement, the Corporation has delivered or made available to Purchaser correct and complete copies of all comment letters from the SEC from December 31, 2018 through the date of this Agreement with respect to any of the Corporation SEC Documents, together with all written responses of the Corporation thereto to the extent such comment letters and correspondence are not available on EDGAR. No comments in comment letters received from the SEC staff with respect to any of the Corporation SEC Documents remain outstanding or unresolved, and, to the knowledge of the Corporation, none of the Corporation SEC Documents are subject to ongoing SEC review or investigation.

(e)
The Corporation is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith and the applicable listing and governance rules and regulations of NASDAQ.

(f)
Neither the Corporation nor any Subsidiary is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Corporation and any Subsidiary, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the U.S. Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Corporation or any Subsidiary in the Corporation SEC Documents (including any audited financial statements and unaudited interim financial statements of the Corporation included therein).

11.
Financial Statements.

(a)
The audited consolidated financial statements and the unaudited consolidated interim financial statements of the Corporation (including, in each case, any notes or schedules to, and the auditor’s report (if any) on, such financial statements) included in the Corporation’s Public Disclosure Record fairly present, in all material respects, in conformity in all material respects with GAAP or the International Financial Reporting Standards (IFRS), as applicable, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of the Corporation and its Subsidiaries as of the dates thereof and their consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the periods then ended (subject to normal year end adjustments and the absence of notes in the case of any unaudited interim financial statements). The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP or IFRS, as applicable, the information required to be stated therein.

(b)
Other than the result of the transactions contemplated by this Agreement or as set forth in the Corporation’s financial statements, neither the Corporation nor any of its Subsidiaries has any documents creating any material off-balance sheet arrangements.

(c)
The Corporation does not intend to correct or restate and, to the knowledge of the Corporation, there is no basis for any correction or restatement of any aspect of any of the Corporation’s financial statements. The selected financial data and the summary financial information included in the Corporation’s Public Disclosure Record have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Corporation’s Public Disclosure Record.

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(d)
There has been no material change in the Corporation’s accounting policies since December 31, 2018, except as described in the notes to the Corporation’s financial statements.

(e)
As of the date of this Agreement, no SEC proceedings are pending or, to the knowledge of the Corporation, threatened, in each case, with respect to any accounting practices of the Corporation or any Subsidiary or any malfeasance by any director or executive officer of the Corporation or any Subsidiary. Within the past five (5) years, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted by the Corporation.

(f)
Each of the principal executive officer and the principal financial officer of the Corporation (or each former principal executive officer of the Corporation and each former principal financial officer of the Corporation, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 promulgated under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to any applicable Corporation SEC Documents. “Principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. The Corporation does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(g)
Since December 31, 2018, (i) neither the Corporation nor any Subsidiary has received any written or oral complaint, allegation, assertion or claim with respect to accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Corporation or any Subsidiary, or unlawful accounting or auditing matters with respect to the Corporation or any Subsidiary, and (ii) no attorney representing the Corporation or any Subsidiary, whether or not employed at the Corporation or any Subsidiary, has reported evidence of a violation of securities Laws, breach of fiduciary duty or similar violation by the Corporation or any Subsidiary or any of their respective officers, directors, employees or agents to the Board or any committee thereof or to the general counsel or chief executive officer of the Corporation in accordance with the rules of the SEC promulgated under Section 307 of the Sarbanes-Oxley Act.

12.
Disclosure/Internal Controls.

(a)
The Corporation has established and maintains a system of disclosure controls and procedures, as such term is defined in National Instrument 52-109 — Certification of Disclosure in Issuers’ Annual and Interim Filings. The disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Corporation in its annual filings, interim filings or other reports required to be filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods prescribed by applicable Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Corporation in its annual filings, interim filings or other reports required to be filed or submitted under applicable Securities Laws is accumulated and communicated to the Corporation’s management, including its Chief Executive Officer and its Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)
The Corporation has established and maintains a system of internal control over financial reporting (as such term is defined in National Instrument 52-109 — Certification of Disclosure in Issuers’ Annual and Interim Filings) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of its financial statements filed as part of the Corporation’s Public Disclosure Record.

(c)
There is no material weakness (as such term is defined in National Instrument 52-109 — Certification of Disclosure in Issuers’ Annual and Interim Filings) relating to the design, implementation or maintenance of the internal control over financial reporting that are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information, and there is no fraud, whether or not material, that involved or involves management or other Corporation Employees who have a role in the internal control over financial reporting of the Corporation.

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(d)
The Corporation maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance with respect to the reliability of the Corporation’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Corporation has evaluated the effectiveness of the Corporation’s internal control over financial reporting and, to the extent required by Law, presented in any applicable Corporation SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. The Corporation has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Corporation’s independent auditors and the audit committee of the Board (and made available to Purchaser a summary of the important aspects of such disclosure, if any) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting. Since June 30, 2021, the Corporation has not identified any material weaknesses in the design or operation of the Corporation’s internal control over financial reporting.

(e)
The Corporation maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to reasonably ensure that all information required to be disclosed by the Corporation in the reports that it files or submits in accordance with the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Corporation’s management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Corporation required in accordance with the Exchange Act with respect to such reports.

13.
Auditors.   The auditors of the Corporation are independent public accountants as required by applicable Laws and, to the knowledge of the Corporation, there is not now, and there has never been, any reportable event (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) with the present auditors of the Corporation.

14.
No Undisclosed Material Liabilities.   There are no material liabilities, obligations or indebtedness of the Corporation or its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed in any financial statements of the Corporation in the Corporation’s Current Public Disclosure Record; (b) liabilities or obligations incurred in the Ordinary Course since June 30, 2021; (c) liabilities or obligations incurred in connection with the transactions contemplated hereby; and (d) liabilities or obligations in connection with the performance of Contracts as to which the Corporation or one of its Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of such Contract by the Corporation or such Subsidiary).

15.
Absence of Certain Changes.   Since June 30, 2021 through the date hereof, except as disclosed in Section 15 of the Corporation Disclosure Letter and the transactions contemplated in this Agreement, compliance with COVID-19 Measures or events, circumstances or occurrences disclosed in the Corporation’s Public Disclosure Record, the business of the Corporation and of each of its Subsidiaries has been conducted in the Ordinary Course, and since June 30, 2021 through the date hereof, none of the Corporation or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement without the consent of the Purchaser, would constitute a breach or violation of clauses (a)-(g), (i)-(m), (o), (r), (s), (u)-(y), (bb), (ee) and (ff), but only to the extent that it relates to the foregoing clauses, of Section 4.1(2).

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16.
Non-Arm’s Length Transactions.   Except as disclosed in Section 16 of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries is indebted to any director, officer or employee of the Corporation or any of its Subsidiaries or any of their respective affiliates or associates (except for amounts due as salaries, bonuses, paid time-off/vacation, other remuneration, indemnification, and reimbursement of expenses in the Ordinary Course), and no director, officer or employee of the Corporation or any of the Subsidiaries or, to the knowledge of the Corporation, any of their respective affiliates or associates is a party to any contract, loans, advance, guarantee or other transaction with the Corporation or any of the Subsidiaries required to be disclosed pursuant to applicable Securities Laws and that has not been disclosed. Except as disclosed in Section 16 of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries is a party to or bound by any transaction or agreement (other than Ordinary Course directors’ compensation and indemnification arrangements or any Employee Plans or otherwise as a result of this Agreement) with any affiliate or Shareholder that, to the knowledge of the Corporation, beneficially owns five percent (5%) or more of the outstanding share capital of the Corporation, or current or former director or executive officer of the Corporation. No event has occurred that would be required to be reported by the Corporation in accordance with Item 404 of Regulation S-K promulgated by the SEC that has not previously been so reported.

17.
No “Collateral Benefit”.   No related party (within the meaning of MI 61-101) of the Corporation together with its associated entities, beneficially owns or exercises control or direction over one-percent (1%) or more of the Common Shares or the Series II Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the transactions contemplated by this Agreement.

18.
Compliance with Laws and Authorizations.

(a)
The Corporation and each of its Subsidiaries is and since December 31, 2018 has been in compliance in all material respects with, and to the knowledge of the Corporation, is not under investigation with respect to and has not been threatened to be charged with or been given notice of any violation or potential violation of, applicable Laws.

(b)
The Corporation and each of its Subsidiaries, as applicable, have obtained and are in compliance in all material respects with all Authorizations that are required by applicable Law in connection with the operation of the business of the Corporation and each of its Subsidiaries, as presently conducted, except for any non-compliance which, individually or in the aggregate, would not materially impair the operation of the Corporation’s or its Subsidiaries’ businesses. Each such Authorization is valid, in full force and effect. As of the date hereof, no Action is in progress or, to the knowledge of the Corporation, pending or threatened, in respect of any such Authorization that would reasonably be expected to result in the suspension, loss, material adverse amendment, termination or revocation of any such Authorizations. Since December 31, 2018, to the knowledge of the Corporation, there has not occurred any event that has resulted, or would reasonably be expected to result, in the termination, revocation, material adverse modification, non-renewal or cancellation of any Authorization that would materially restrict the Corporation and each of its Subsidiaries from conducting their respective businesses, as presently conducted. Since December 31, 2018, neither the Corporation nor any Subsidiary has received any written notification from a Governmental Entity asserting that the Corporation or any Subsidiary is under investigation for not being in compliance in all material respects with any Laws or Authorizations.

19.
Litigation.

(a)
As of the date hereof, except as disclosed in Section 19(a) of the Corporation Disclosure Letter, there is no Action pending, or to the knowledge of the Corporation, threatened against or affecting, the Corporation, any of its Subsidiaries, or any of their respective properties or assets by or before a Governmental Entity, nor, to the knowledge of the Corporation, are there any events or circumstances which would reasonably be expected to give rise to any such Action.

(b)
There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of the Corporation, threatened against the Corporation or any of its Subsidiaries before any Governmental Entity. None of the Corporation, its Subsidiaries or their

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respective directors and officers, in their capacities as such, is subject to any outstanding judgment, order, writ, injunction or decree that is material to the Corporation or any Subsidiary, as applicable, or that would prevent or materially delay the consummation of the Arrangement or the transactions contemplated hereby.
20.
Taxes.

(a)
Each of the Corporation and its Subsidiaries has duly and timely made or prepared all Tax Returns required to be made or prepared by it in accordance with applicable Laws and has duly and timely filed with the appropriate Governmental Entity such Tax Returns when due in accordance with all applicable Laws (taking into account any applicable extensions), and all such Tax Returns are, or shall be at the time of filing, true and complete in all material respects.

(b)
The unpaid Taxes of the Corporation and each Subsidiary did not, as of the date of their most recent consolidated financial statements, materially exceed the reserve or accrual for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the face of such consolidated financial statements (rather than in any notes thereto).

(c)
Each of the Corporation and its Subsidiaries has (i) duly and timely paid (or has had paid on its behalf) to the appropriate Governmental Entity all Taxes and other amounts, including instalments, which are due and payable prior to the date hereof, other than those Taxes being contested in good faith; (ii) duly and timely withheld all Taxes and other amounts which are required by Laws to be withheld by it and has duly and timely remitted to the appropriate Governmental Entity such Taxes and other amounts are required by Laws to be remitted by it; and (iii) duly and timely collected all amounts on account of sales or transfer taxes, including goods and services, harmonized sales, sales, value added, federal, provincial, state or territorial sales taxes, required by Laws to be collected by it and has duly and timely remitted to the appropriate Governmental Entity any such amounts required by Laws to be remitted by it. There are no Liens for Taxes upon any properties or assets of the Corporation or any of its Subsidiaries, other than Permitted Liens.

(d)
Each of the Corporation and its Subsidiaries has established in accordance with GAAP an adequate accrual for all Taxes which are not yet due and payable through the end of the last period for which the Corporation and its Subsidiaries ordinarily record items on their respective books and, since the date thereof, neither the Corporation nor its Subsidiaries has incurred any liability for Taxes other than in the Ordinary Course.

(e)
No deficiencies for any Taxes have been assessed by a Governmental Entity with respect to any Taxes due by the Corporation or its Subsidiaries and there is no Action outstanding, pending or, to the knowledge of the Corporation, threatened with respect to the Corporation or its Subsidiaries in respect of any Taxes.

(f)
There are no pending, ongoing or, to the knowledge of the Corporation, threatened, audits, examinations, investigations or other Actions by any Governmental Entity with respect to Taxes of or with respect to the Corporation or any Subsidiary. No deficiencies for Taxes have been claimed, proposed, assessed or, to the knowledge of the Corporation, threatened, against the Corporation or any Subsidiary by any Governmental Entity that have not been fully paid, settled or withdrawn. Neither the Corporation nor any Subsidiary has waived any statute of limitations with respect to Taxes or agreed to or is the beneficiary of any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. Neither the Corporation nor any Subsidiary has received since December 31, 2018 a written claim from any Governmental Entity in a jurisdiction where the Corporation or any Subsidiary does not currently file a Tax Return that it is or may be subject to taxation by or required to file Tax Returns in that jurisdiction. No power of attorney that would be in force after the Effective Date has been granted by the Corporation or any Subsidiary with respect to Taxes other than routine authorisations provided to payroll service providers, employees of the Corporation or Tax Return preparers.

(g)
The Corporation is not a non-resident of Canada for purposes of the Tax Act. The Corporation has, at all relevant times, been and is a taxable Canadian corporation within the meaning of

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Subsection 89(1) of the Tax Act. Neither the Corporation nor any of its Subsidiaries has been requested by any Governmental Entity outside of Canada to file a Tax Return in any jurisdiction outside of Canada. The Corporation and its Subsidiaries have complied in all material respects with all requirements of applicable Law relating to the withholding and remittance of amounts from payments or amounts owed to any Person, including non-residents of Canada.
(h)
Neither the Corporation nor any Subsidiary has applied for, claimed or received a refund of Tax (or amount deemed for purposes of the Tax Act to be an overpayment of Tax), including Canadian federal Scientific Research and Experimental Development refunds or credits, or any comparable provincial research and development credits or refunds, to which it was not entitled pursuant to applicable Law.

(i)
The Corporation has made available to Purchaser correct and complete copies of all (i) federal income Tax Returns of the Corporation and each Subsidiary, (ii) material state or provincial income Tax Returns of the Corporation and each Subsidiary, and (iii) examination reports and statements of deficiencies with respect to Taxes assessed against or agreed to by the Corporation or any Subsidiary, in each case, filed or received since December 31, 2018.

(j)
There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements with respect to the Corporation or any Subsidiary that will remain in effect or apply for any period after the Effective Time.

(k)
Neither the Corporation nor any Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received on or prior to the Effective Time, or (iii) Section 481(a) of the Code (or an analogous provision of state, provincial, local, or foreign Law) by reason of a change in accounting method made prior to the Effective Time. Neither the Corporation nor any Subsidiary has any excess loss account described in Treasury Regulations in accordance with Section 1502 of the Code (or any corresponding provision of state, provincial, local or foreign Tax Law).

(l)
The Corporation has not claimed any reserve for tax purposes, if as a result of such claim any amount could be included in its or the Purchaser’s income for a taxation year ending after the Effective Date. The Corporation has not made any payment, nor is it obligated to make any payment, and is not a party to any agreement under which it could be obligated to make any payment, that may not be deductible by virtue of Section 67 of the Tax Act.

(m)
Neither the Corporation nor any Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Corporation or any Subsidiary), and neither the Corporation nor any Subsidiary has any liability for Taxes of any other Person (other than Taxes of the Corporation or any Subsidiary) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, by Contract or otherwise.

(n)
Neither the Corporation nor any Subsidiary is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Corporation and any Subsidiary or customary commercial Contracts entered into in the Ordinary Course, the principal subject matter of which is not Taxes).

(o)
Neither the Corporation nor any Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code or Treasury Regulation Section 1.6011-4(b) or any similar transaction requiring disclosure in accordance with a corresponding provision of state, provincial local or foreign Law.

(p)
To the knowledge of the Corporation, neither the Corporation nor any Subsidiary has a net operating loss or other Tax attribute that is presently subject to limitation under Code Sections 382, 383 or 384.

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(q)
Neither the Corporation nor any Subsidiary has been a party to any transaction intended to qualify under Section 355 of the Code.

(r)
No Person (other than the Purchaser) has ever acquired or had the right to acquire control of the Corporation for purposes of the Tax Act in respect of any taxation year during which the Corporation had a “non-capital loss” or a “net capital loss” (as such terms are defined in the Tax Act) at the close of the relevant taxation year.

(s)
None of Sections 78, 80, 80.01, 80.02, 80.03 and 80.04 of the Tax Act, or any equivalent provision of the laws of any other jurisdiction, has applied or will apply to the Corporation at any time on or before the Effective Date.

(t)
The Corporation has not acquired property from a non-arm’s length Person, within the meaning of the Tax Act or the Excise Tax Act (Canada), for consideration, the value of which is less than the fair market value of the property, in circumstances which could subject it to a liability under Section 160 of the Tax Act or Section 325 of the Excise Tax Act (Canada). The value of the consideration paid or received by the Corporation for the acquisition, sale, transfer or provision of property (including intangibles) or the provision of services (including financial transactions) from or to a non-arm’s length person is equal to the estimated fair market value of such property acquired, provided or sold or services purchased or provided.

(u)
The Corporation has not received any requirement pursuant to Section 224 of the Tax Act or Section 317 of the Excise Tax Act (Canada) which remains unsatisfied in any respect. No circumstances exist and no transaction or event or series of transactions or events has occurred which has resulted or could result in the application, either before, on or after the Effective Date, of Section 17 of the Tax Act to the Corporation. Paragraph 214(3)(a) of the Tax Act has not applied as a result of any transaction or event involving the Corporation. For all transactions between the Corporation and any non-resident Person with whom it was not dealing at arm’s length during a taxation year commencing after 1998 and ending on or before the Effective Date, the Corporation has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act.

(v)
The Corporation is duly registered under Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and the registration number is 892854894RT0001. Neither the Corporation nor any of its Subsidiaries has made an election under subsection 156(2) of the Excise Tax Act (Canada).

(w)
Since December 31, 2018, neither the Corporation nor any of its Subsidiaries has made (inconsistent with past practice), changed or revoked any Tax election other than in the Ordinary Course; entered into any “closing agreement” (as described in Section 7121 of the Code or an analogous provision of state, provincial, local, or foreign Law) with any Governmental Entity; settled or compromised any audit, examination or other proceeding relating to Taxes; incurred any liability for Taxes outside the Ordinary Course; failed to pay any Tax that became due and payable (including any estimated Tax payments); filed an amended Tax Return; or prepared or filed any Tax Return in a manner inconsistent with past practice.

(x)
To the knowledge of the Corporation, neither the Corporation nor any of its Subsidiaries is a controlled foreign corporation as described in Section 957 of the Code.

(y)
Neither the Corporation nor any of its Subsidiaries has (i) made any election to defer any payroll Taxes under the CARES Act, (ii) taken out any loan, received any loan assistance or received any other financial assistance, (iii) requested any of the foregoing, in each case under the CARES Act, including pursuant to the Paycheck Protection Program or the Economic Injury Disaster Loan Program, or (iv) claimed any amount of Temporary Wage Subsidy or Canada Emergency Wage Subsidy under Canadian COVID-19 relief legislation.

(z)
The Corporation is not aware of any facts or circumstances that would cause Purchaser to be unable to make a Section 338(g) election in connection with the transactions contemplated by this

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Agreement or to make an election pursuant to paragraph 88(1)(d) of the Tax Act with respect to any property of the Corporation otherwise eligible for such an election.
(aa)
The Corporation has no knowledge of any facts or circumstances that would cause the Shares of the Corporation to be “taxable Canadian property” of any shareholder within the meaning of Section 248(1) of the Tax Act.

21.
Employee and Labor Matters.

(a)
The Data Room contains a true, correct and complete list of every Corporation Employee as of the date of this Agreement, setting out, whether actively at work or not (and expected return to work date if not), their salaries, target commissions or bonuses, positions, status as full-time or part-time employees, location of employment, start date, whether such individual is on a time limited visa or work permit, and whether such position is exempt or non-exempt from overtime pay in the jurisdiction in which the Corporation Employee works. Except as set forth in Section 21(a) of the Corporation Disclosure Letter, no Corporation Employee is employed pursuant to a work permit.

(b)
To the knowledge of the Corporation, all Corporation Employees and Contractors engaged by the Corporation or any Subsidiary are authorized to work in the jurisdiction in which they are working and have appropriate documentation demonstrating such authorization. To the knowledge of the Corporation, each Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he/she is working has produced a current visa, employment pass or such other required permit to the Corporation or a Subsidiary and possesses all necessary permission to remain in such jurisdiction and perform services in such jurisdiction.

(c)
The Corporation and its Subsidiaries are, and for the past three (3) years have been, in material compliance with all terms and conditions of employment and all applicable Laws respecting employment, including employment standards, labour, human rights, pay equity, workers’ compensation and occupational health and safety, and there are no material outstanding Actions, orders or other proceedings or, to the knowledge of the Corporation, threatened Actions, orders or other proceedings under any such applicable Law.

(d)
All amounts due or accrued for all salaries, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and benefits under Employee Plans have either been paid or are accurately reflected in the Books and Records or in the books and records of the applicable Subsidiary.

(e)
Except for any consideration payable pursuant to an Employee Plan in effect as of the date hereof which has been disclosed to the Purchaser in Section 23(j) of the Corporation Disclosure Letter, or as contemplated pursuant to the Arrangement, there are no change of control payments, golden parachutes, severance payments, retention payments or agreements with current or former Corporation Employees, Contractors or directors providing for cash or other compensation or benefits upon the consummation of, or relating to, the Arrangement or any other transaction contemplated by this Agreement, including a change of control of the Corporation or of any of its Subsidiaries.

(f)
Except as disclosed in Section 21(f) of the Corporation Disclosure Letter, no Corporation Employee has any agreement as to severance except as results from the termination of employment pursuant to applicable Law.

(g)
During the past three (3) years, each of the Corporation and its Subsidiaries has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes and none of the Corporation or any of its Subsidiaries has received any notice from any Governmental Entity disputing such classification.

(h)
Neither the Corporation nor any of its Subsidiaries is a party to any labour, collective bargaining, works council, employee association or similar agreement.

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(i)
To the knowledge of the Corporation, there is no organizing activity involving the Corporation or any of its Subsidiaries pending or threatened by any labour organization or group of employees.

(j)
There are no labour disputes pending against or involving the Corporation or any of its Subsidiaries, and there have been no such disputes in the past three (3) years. Neither the Corporation nor any of its Subsidiaries are currently engaged in any Unfair Labor Practice (as defined in the National Labor Relations Act or applicable provincial labour Laws in Canada), and there are no material Unfair Labor Practice charges, grievances or complaints pending.

(k)
There is not, nor has there been for the last three (3) years, (i) any Action pending or, to the knowledge of the Corporation, threatened in writing by or before any Governmental Entity with respect to the Corporation or any Subsidiary concerning employment-related matters or (ii) any Action, any Action pending or, to the knowledge of the Corporation, threatened in writing against or affecting the Corporation or any Subsidiary brought by any current or former applicant, employee or independent contractor of the Corporation or any Subsidiary.

(l)
There are no material outstanding assessments, penalties, fines, Liens, charges, or surcharges due or owing pursuant to any workplace safety and insurance legislation and neither the Corporation nor any Subsidiary has been reassessed in any material respect under such legislation during the past three (3) years and, to the knowledge of the Corporation, no audit of the Corporation or any Subsidiary is currently being performed pursuant to any applicable workplace safety and insurance legislation.

(m)
As of the date of this Agreement, no member of the Executive Leadership Team (consisting of the Chief Executive Officer and his direct reports) has provided written notice to the Corporation or any of its Subsidiaries that he or she intends to resign, retire or terminate his or her employment with the Corporation or any of its Subsidiaries as a result of the transactions contemplated by this Agreement or otherwise within the twelve (12) month period following the date of this Agreement.

(n)
To the knowledge of the Corporation, no Corporation Employee (i) is subject to any non-competition, non-solicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in material conflict with the present and proposed business activities of the Corporation or any Subsidiary, except agreements between the executive officer or other key employee and the Corporation or any Subsidiary or (ii) is in material violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for the Corporation or any Subsidiary or the use of trade secrets and proprietary information.

(o)
The Corporation and its Subsidiaries are and have been during the past eighteen months in compliance in all material respects with any and all “stay-at-home” orders issued by state, provincial or local executive authorities applicable to any location in which the Corporation operates. To the extent the Corporation or any Subsidiary is requiring employees to perform in-person work in any locations subject to such an order or directive, the Corporation or such Subsidiary represents that all or part of its operations qualify as an “essential business” for purposes of such order (to the extent applicable). Neither the Corporation nor any Subsidiary has implemented any material reductions in hours, furloughs, or salary reductions that would reasonably be expected to (i) cause any Corporation Employee currently classified as “exempt” under applicable federal, provincial and state law to lose such “exempt” status, or (ii) cause any Corporation Employee’s compensation to fall below the applicable federal, provincial state, or local minimum wage.

22.
Hostile Workplace.   No executive officer, director or management level employee of the Corporation or any of its Subsidiaries is the subject of a pending or, to the knowledge of the Corporation, threatened Action involving an allegation of workplace sexual harassment or assault. During the past three (3) years, neither the Corporation nor any of its Subsidiaries has entered into any settlement agreements related to allegations of workplace sexual harassment or misconduct by: (a) any current executive officer, director or management level employee; or (b) former executive officer, director or management level employee.

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23.
Employee Plans.

(a)
Section 23(a) of the Corporation Disclosure Letter lists all material Employee Plans. The Corporation has made available to the Purchaser true and correct copies of the documents governing all such Employee Plans, as amended, and to the extent applicable:

(i)
the three (3) most recent annual reports on Form 5500 and all schedules thereto;

(ii)
the most recent accounting and certified financial statement of each Employee Plan for which such statement is made;

(iii)
the most recent summary plan description and summary of material modifications, as well as all similar employee communications;

(iv)
each plan text, current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement documents relating to such Employee Plan (including all amendments, restatements or replacements since their establishment);

(v)
the most recent actuarial reports, financial statements or valuation reports;

(vi)
a current Internal Revenue Service opinion or favourable determination letter;

(vii)
the most recent annual information returns filed with Governmental Entities in respect of each Employee Plan for which such filing is required by applicable Law.

(viii)
 all material or non-routine correspondence to or from any Governmental Entity in the past three (3) years relating to any Employee Plan; and

(ix)
all nondiscrimination tests for each Employee Plan for the three (3) most recent plan years.

(b)
Other than entitlements provided under the Employee Plans listed in Section 23(a) of the Corporation Disclosure Letter, including continuation of benefits under such Employee Plans on termination of service, there are no arrangements or agreements for the benefit of directors or former directors of the Corporation or any of its Subsidiaries, Corporation Employees or former Corporation Employees of the type described in the definition of “Employee Plans”.

(c)
No Employee Plan is or is intended to be a “registered pension plan”, a “retirement compensation arrangement”, a “deferred profit sharing plan”, a “tax-free savings account” or a “pooled registered pension plan” as such terms are defined under the Tax Act. No Employee Plan contains a “defined benefit provision” as such term is defined under the Tax Act.

(d)
(i) Each Employee Plan is and has been established, registered, funded (where required), administered and maintained in accordance with applicable Law, including ERISA, the Code and the Tax Act, as applicable, in accordance with its terms, in each case, in all material respects. Each Employee Plan that is a “non-qualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been administered, maintained, and operated in both documentary and operational compliance with Section 409A of the Code and/or the Tax Act and applicable guidance issued thereunder in all material respects. The Corporation and each Subsidiary have complied in all material respects with the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability and Accountability Act of 1996 and the Family Medical Leave Act of 1993. To the knowledge of the Corporation, no fact or circumstance exists which could adversely affect the registered status of any such Employee Plan which is required to be registered.

(e)
All contributions, premiums or taxes required to be made or paid by the Corporation or any of its Subsidiaries, as the case may be, under the terms of each Employee Plan or by applicable Law have been made, in accordance with the terms of the applicable Employee Plan and as required by all applicable Law. There are no material unpaid contributions due prior to the date of this Agreement with respect to any Employee Plan that are required to have been made in accordance with such Employee Plan, any related insurance contract or any Law and all material contributions

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due have been timely made, or to the extent not yet due, have been properly accrued on the applicable balance sheet in accordance with the applicable Employee Plan and Law.
(f)
There are no material Actions or claims pending or, to the knowledge of the Corporation, threatened with respect to the Employee Plans (other than routine claims for benefits) and to the knowledge of the Corporation, no event has occurred or facts or circumstances exists that could result in such a material Action.

(g)
No insurance policy or any other agreement with respect to any Employee Plan requires or permits a retroactive increase in contributions, premiums or other payments due under such insurance policy or agreement.

(h)
No Employee Plan is or, within the last six (6) years, has been the subject to any investigation, examination, audit or other proceeding, or Action initiated by any Governmental Entity, is the subject of an application or filing under, or is a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program, and, to the knowledge of the Corporation, there exists no state of facts which after notice or lapse of time or both would reasonably be expected to give rise to any such Action or to affect the registration of any Employee Plan required to be registered.

(i)
None of the Employee Plans provide retiree or post-termination benefits or benefits to retired or terminated employees or to the beneficiaries or dependents of retired or terminated employees, except as specifically required by Part 6 of Title I of ERISA or similar state law for which the covered Person pays the full premium cost of coverage or in accordance with an applicable employment agreement or severance agreement or plan requiring the Corporation or any Subsidiary to pay or subsidize premiums under Part 6 of Title I of ERISA for a terminated or retired employee following the employee’s termination of employment.

(j)
Except as disclosed in Section 23(j) of the Corporation Disclosure Letter, the execution and delivery of, and performance by the Corporation of this Agreement and the consummation of the transactions contemplated by it will not (either alone or in connection with any other event) (i) accelerate the time of payment or vesting under any Employee Plan; (ii) result in an obligation to fund (through a trust or otherwise) any compensation or benefits under any Employee Plan; (iii) increase any amount payable under any Employee Plan; (iv) result in the acceleration of any other material obligation pursuant to any Employee Plan, (v) result in the payment or provision of any amount (whether of compensation, termination, or severance pay or otherwise) that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code; (v) limit or restrict the ability of the Corporation, Purchaser, its Subsidiaries, or any of its affiliates to merge, amend or terminate any of the Employee Plans or any related Contract in accordance with its terms; or (vi) result in the forgiveness of any indebtedness of any current or former Corporation Employee, Contractor or director.

(k)
No entity other than the Corporation and its Subsidiaries is or has been a participating employer under any Employee Plan.

(l)
No event has occurred with respect to any Employee Plan, and there has been no failure to act on the part of either the Corporation, any of its Subsidiaries or, to the knowledge of the Corporation, a trustee or administrator of any Employee Plan, that could subject the Corporation, such Subsidiary or such trustee or administrator of the Employee Plan to the imposition of any Tax, penalty, penalty Tax or other liability, whether by way of indemnity or otherwise.

(m)
To the knowledge of the Corporation, there have been no improper withdrawals or improper applications or transfers of funds or assets to or from any Employee Plan.

(n)
Each Employee Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such plan is so qualified and exempt from taxation in

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accordance with Sections 401(a) and 501(a) of the Code, and no condition exists that would be expected to adversely affect such qualification or result in material liability to the Corporation.
(o)
None of the Employee Plans are, and none of the Corporation, any Subsidiary or any ERISA Affiliate has sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA), (iii) a welfare benefit fund (as such term is defined in Section 419 of the Code), (iv) “multiemployer plans” (as defined in Section (3)(37) of ERISA) or (v) a voluntary employees’ beneficiary association in accordance with Section 501(c)(9) of the Code. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, following the Effective Time, any liability under Title IV of ERISA to the Corporation or any Subsidiary.

(p)
Neither the Corporation nor any Subsidiary has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Employee Plan that reasonably would be expected to subject the Corporation or any Subsidiary to any material tax or penalty.

(q)
With respect to any Employee Plan, (i) there is no Action pending or threatened in writing, with or by a current or former participant, employee, officer, director or other individual service provider of the Corporation, the Internal Revenue Service, the U.S. Department of Labor, the Canada Revenue Agency, the Financial Services Regulatory Authority of Ontario, or any other Governmental Entity, other than routine claims for benefits, in each case, that would reasonably be expected to subject the Corporation or any Subsidiary to any material liability; and (ii) each Employee Plan has been maintained in all material respects in compliance with its terms and with the requirements prescribed by applicable Laws.

(r)
No Person is entitled to any gross-up, make-whole, or other additional payment from the Corporation or any Subsidiary with respect to any Tax or interest or penalty related thereto, including in accordance with Sections 4999 or 409A of the Code.

(s)
Neither the Corporation, any Subsidiary nor any ERISA Affiliate has used the services or workers provided by third Person contract labor suppliers, temporary employees, “leased employees” (as that term is defined in Section 414(n) of the Code).

(t)
No promises or commitments have been made in writing by the Corporation to amend any Employee Plan, to provide increased benefits or to establish any new benefit plan, except as required by applicable Laws or as set out in Section 23(t) of the Corporation Disclosure Letter.

(u)
No Employee Plan has a deficit and the liabilities of the Corporation in respect of all Employee Plans are properly accrued and reflected in the audited consolidated financial statements of the Corporation in accordance with GAAP.

24.
Suppliers.   Section 24 of the Corporation Disclosure Letter contains a list, as of the date hereof, of the material suppliers of the Corporation and its Subsidiaries with respect to clinical supply. As of the date hereof, the Corporation does not have any outstanding material disputes with such suppliers, and to the knowledge of the Corporation, there is no reasonable basis for any such dispute and, to the knowledge of the Corporation, no material supplier has any intention to materially adversely change its relationship or the terms upon which it conducts business with the Corporation.

25.
Environmental Matters.

(a)
Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no written directive or notice of infraction or written notice of any claim, order, investigation, proceeding, judgment or penalty has been received by the Corporation or any of its Subsidiaries alleging any violation or non-compliance by, or liability

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of, the Corporation or any of its Subsidiaries under any Environmental Laws, and (ii) there are no Actions pending or threatened which allege a breach of any Environmental Laws by the Corporation or any of its Subsidiaries.
(b)
The operations of the Corporation and its Subsidiaries are currently, and have been at all times, in compliance with Environmental Laws and all Authorizations issued pursuant to Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither the Corporation nor or any of its Subsidiaries has caused or permitted any release of any Hazardous Substances on, at, from or under any real property currently or formerly owned, leased, operated or occupied by the Corporation or any of its Subsidiaries that would reasonably be expected to form the basis of any material Action against the Corporation or any of its Subsidiaries or result in any material liability under Environmental Laws, and (ii) there are no Hazardous Substances in the soil, sediment, and/or groundwater on, at, under, migrating to, or migrating from the Leased Real Properties.

(d)
Neither the Corporation nor any of its Subsidiaries has assumed responsibility for or agreed to indemnify or hold harmless any Person for any material liability or obligation arising under any Environmental Laws that would reasonably be expected to form the basis of any material Action against the Corporation or any of its Subsidiaries.

(e)
Neither the Corporation nor any Subsidiary is a party or subject to any order of a Governmental Entity under any Environmental Law.

(f)
Neither the Corporation nor any of its Subsidiaries have received any written or oral notice of, nor do they have any knowledge of, any proceeding, order, or decision (judicial or administrative) pending or threatened by any Governmental Entity to revoke, suspend, modify or limit any Authorizations issued to the Corporation or its Subsidiaries pursuant to Environmental Laws.

26.
Leased Real Property.

(g)
Section 26(a) of the Corporation Disclosure Letter sets forth a complete list of all real property and interests in real property leased, subleased, licensed, sublicensed, or occupied by the Corporation and its Subsidiaries (the Leased Real Properties) pursuant to a lease, sublease, license, sublicense, occupancy agreement or similar Contract under which the Corporation or any of its Subsidiaries is a lessee, sublessee, licensee, sublicensee or occupant of a Leased Real Property (the Real Property Leases). The Corporation has made available to the Purchaser true, correct and complete copies of the Real Property Leases, together with all amendments, modifications or supplements, if any, thereto.

(h)
Other than pursuant to the Real Property Leases, neither the Corporation nor any Subsidiary leases, licenses or occupies any other real property.

(i)
Each Real Property Lease is valid and legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is enforceable in accordance with its terms by the Corporation or the applicable Subsidiary (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity), and neither the Corporation nor any of its Subsidiaries is in breach of or default under any Real Property Lease, and to the knowledge of the Corporation, no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by the Corporation or any of its Subsidiaries or permit termination, modification or acceleration by any counterparty thereunder or restrict the ability of the Corporation or any of its Subsidiaries to exercise any of its rights as lessee thereunder, including any rights of extension or renewal or first rights of refusal contained therein, and as of the date hereof, there is no dispute in respect of any Leased Real Property.

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(j)
To the knowledge of the Corporation, no counterparty has repudiated or has the right to terminate or repudiate any Real Property Lease (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in a Real Property Lease) or any material provision thereof.

(k)
The current uses of the Leased Real Property by the Corporation and its Subsidiaries comply in all material respects with the provisions of applicable Real Property Lease.

(l)
To the knowledge of the Corporation, no counterparty to any Real Property Lease is in material default thereunder.

(m)
Neither the Corporation nor any Subsidiary owns or has ever owned any real property.

(n)
There are no Liens, except for Permitted Liens, affecting the leasehold, subleasehold or occupancy rights of the Corporation or its Subsidiaries to any Leased Real Property.

(o)
Except as set forth in Section 26(i) of the Corporation Disclosure Letter, there are (i) no third party consents, waivers or approvals that are required to be obtained under the Real Property Leases in connection with the Arrangement in respect of such properties, and (ii) no notices that are required to be given to any third parties under the Real Property Leases in connection with the Arrangement in respect of such properties.

(p)
The Leased Real Property are in good working order, are not under construction/subject to any renovation obligations, there are no outstanding work orders and the Real Property Leases have not been assigned, subleased or mortgaged.

27.
Personal Property.

(q)
With respect to all personal or movable tangible property owned by the Corporation and/or its Subsidiaries (the Owned Personal Property), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Corporation and/or its Subsidiaries, as applicable, have good and valid title to all material Owned Personal Property, free and clear of any Liens other than Permitted Liens; (ii) there are no outstanding options or rights of first refusal to purchase any material Owned Personal Property, or any material portion thereof or interest therein; and (iii) the current use of the material Owned Personal Property complies with applicable Law.

(r)
With respect to any personal or movable tangible property leased or subleased by the Corporation or its Subsidiaries (the Leased Personal Property), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the lease or sublease agreement for such property is valid and legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is enforceable and in full force and effect (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity), and neither the Corporation nor any of its Subsidiaries is in breach of or default under such lease or sublease, and to the knowledge of the Corporation no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by the Corporation or any of its Subsidiaries or permit termination, modification or acceleration by any third party thereunder; (ii) no third party has repudiated or has the right to terminate or repudiate any such lease or sublease agreement (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in the lease or sublease) or any provision thereof; and (iii) none of the lease or sublease agreements have been assigned by the Corporation or any of its Subsidiaries in favour of any Person. To the knowledge of the Corporation, no counterparty to any foregoing lease or sublease agreement is in material default thereunder. There are no Liens, other than Permitted Liens, on the leaseholds or subleaseholds of the Corporation or any of its Subsidiaries to any material Leased Personal Property.

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28.
Material Contracts.

(a)
Section 28(a) of the Corporation Disclosure Letter sets out a complete and accurate list of all Material Contracts as of the date hereof, true correct and complete copies of the Material Contracts have been made available to Purchaser, and as of the date hereof, no such Contract has been modified, rescinded or terminated by the Corporation, any of its Subsidiaries or, to the Corporation’s knowledge, any other party to such Contract.

(b)
Each Material Contract is valid, legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and in full force and effect and is enforceable by the Corporation or a Subsidiary, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity).

(c)
The Corporation and each of its Subsidiaries has performed in all material respects all respective material obligations required to be performed by them to date under the Material Contracts. Neither the Corporation nor any of its Subsidiaries is in material breach or default under any Material Contract, nor does the Corporation have knowledge of any event that has occurred that with the passage of time or the giving of notice or both would result in such a material breach or default.

(d)
Neither the Corporation nor any of its Subsidiaries has received any written notice of, any material breach or default under any Material Contract.

(e)
As of the date hereof, none of the Corporation or any of its Subsidiaries have received any notice, that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Corporation or with any of its Subsidiaries, and, to the knowledge of the Corporation, no such action has been threatened.

29.
FDA and Related Matters.

(a)
Except as set forth in Section 29(a) of the Corporation Disclosure Letter, the Corporation: (i) is and, since December 31, 2018, has been in material compliance with all Healthcare Laws including, but not limited to, all statutes, rules or regulations of the FDA and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Corporation; and (ii) since December 31, 2018, has not received any Form FDA 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any Governmental Entity alleging or asserting material noncompliance with any applicable Laws set forth in (a)(i), or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such applicable Laws, and to the knowledge of the Corporation, neither the FDA nor any Governmental Entity are considering such action against the Corporation or any Subsidiary.

(b)
To the knowledge of the Corporation, there are no actual or threatened enforcement actions by the FDA or any other Governmental Entity which has jurisdiction over the operations of the Corporation or any Subsidiary against the Corporation or such Subsidiary. Since December 31, 2018, neither the Corporation nor any Subsidiary has received written notice of any pending or threatened claim by the FDA or any other Governmental Entity which has jurisdiction over the operations of the Corporation or any Subsidiary against the Corporation or any Subsidiary, and to the knowledge of the Corporation, no Governmental Entity is considering such action.

(c)
Since December 31, 2018, all material reports, documents, claims and notices required to be filed, maintained or furnished to the FDA or any Governmental Entity, including all registrations and reports required to be filed with clinicaltrials.gov, by the Corporation or any Subsidiary have been so filed, maintained or furnished. All such reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing) such that no material liability exists with respect to the completeness or accuracy of such filing. The Corporation has made available to the Purchaser complete and correct

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copies of each application or other material filing including all material related supplements, amendments, correspondence and annual reports made with any Governmental Entity made on behalf of the Corporation or any of its Subsidiaries relating to any Corporation Pharmaceutical Product.
(d)
Any and all preclinical studies and clinical trials being conducted by or on behalf of the Corporation or Subsidiary, including any activities related to any planned or future studies or trials, have been and are being conducted in compliance in all material respects with experimental protocols, procedures and controls pursuant to applicable Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices, Good Clinical Practices, all applicable requirements relating to protection of human subjects contained in 21 C.F.R. Parts 50, 54, and 56, any conditions, restrictions or limitations imposed on any Authorization, and all applicable registration and publication requirements (including, if applicable, registration on http://clinicaltrials.gov) and any non-U.S. equivalents thereof, as applicable. As of the date hereof, no studies or trials that have been conducted or are currently being conducted have or have had results that undermine in any material respect the study results described or referred to in any documents filed with or furnished to the U.S. Securities Exchange Commission filed prior to the date hereof, when viewed in the context in which such results are described and the state of development. Neither the Corporation nor any Subsidiary has received any notices, correspondence or other communication from the FDA, any other Governmental Entity, or an Institutional Review Board requiring the termination, suspension or material modification of any ongoing or planned studies in clinical development conducted by, or on behalf of, the Corporation or any Subsidiary, or in which the Corporation or any Subsidiary has participated and to the knowledge of the Corporation, neither the FDA, nor any other Governmental Entity, nor an Institutional Review Board is considering such action.

(e)
Section 29(e) of the Corporation Disclosure Letter sets forth a true and complete list of each country in which a clinical trial related to any Corporation Pharmaceutical Product is being conducted by or on behalf of the Corporation or any of its Subsidiaries.

(f)
Since December 31, 2018, the development, manufacture, labeling and storage, as applicable, of materials by the Corporation or any Subsidiary has been and is being conducted in compliance in all material respects with all applicable Laws including the FDA’s current Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices.

(g)
Neither the Corporation nor any Subsidiary nor, to the knowledge of the Corporation, any of its officers, employees, agents or clinical investigators (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any Governmental Entity, (ii) failed to disclose a material fact required to be disclosed to the FDA or any Governmental Entity, or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither the Corporation nor any Subsidiary nor, to the knowledge of the Corporation, any of its officers, employees or agents have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Laws.

(h)
Neither the Corporation nor any Subsidiary has marketed, advertised, sold or commercialized any product or is currently marketing, selling or otherwise commercializing any product.

(i)
Neither the Corporation nor any Subsidiary is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Entity.

30.
Healthcare Regulatory Compliance.

(a)
The Corporation and each Subsidiary is, and at all times since December 31, 2018 has been, in material compliance with all applicable Healthcare Laws and, as of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing,

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proceeding, written notice or demand pending, received by or overtly threatened in writing against the Corporation or any Subsidiary related to such applicable Healthcare Laws.
(b)
Since December 31, 2018, neither the Corporation nor any Subsidiary has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any web sites sponsored or operated, or formerly sponsored or operated, by the Corporation or any Subsidiary.

(c)
Since December 31, 2018, no person has filed against the Corporation or any Subsidiary an action relating to the Corporation under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

31.
Intellectual Property.

(a)
Section 31(a) of the Corporation Disclosure Letter sets forth all Owned Intellectual Property that is (i) registered, issued or subject to a pending application for registration or issuance, including patents, trademarks, service marks, copyrights and internet domain names; (ii) social media accounts and handles, or (iii) any material proprietary Software developed by or on behalf of the Corporation or its Subsidiaries.

(b)
All Corporation Intellectual Property is either solely and exclusively owned by the Corporation or licensed by the Corporation or its Subsidiaries (such licensed Intellectual Property, the Licensed IP). The Owned Intellectual Property is owned by, and the Licensed IP is licensed or otherwise provided to, respectively, the Corporation and its Subsidiaries free and clear of any and all Liens, except for Permitted Liens.

(c)
To the knowledge of the Corporation, the Owned Intellectual Property and Licensed IP collectively consists of all the Corporation Intellectual Property.

(d)
Neither the Corporation nor any of its Subsidiaries has received any written notice or claim challenging ownership of or rights by the Corporation or its Subsidiaries to any of the material Intellectual Property used by the Corporation or suggesting that any other Person has any claim of legal or beneficial ownership or other claim or interest with respect thereto (other than the licensor in the case of the Licensed IP and any licenses granted by the Corporation in the Ordinary Course in the case of Owned Intellectual Property), nor, to the knowledge of the Corporation, is the Corporation or any Subsidiary engaged in any activity that would give rise to a reasonable basis for any such claim.

(e)
As of the Effective Date, all fees payable in respect of the maintenance of the Owned Intellectual Property have been paid and all registrations, and applications for registration, with respect to such Owned Intellectual Property are in good standing, except where the Corporation has decided not to maintain such Owned Intellectual Property.

(f)
(i) To the knowledge of the Corporation, all rights to the Owned Intellectual Property are valid, subsisting and enforceable and (ii) there is no written claim which is ongoing or to the knowledge of the Corporation, alleged (including any opposition, re-examination or protest) which might result in any material Owned Intellectual Property being invalidated, revoked or the subject of a compulsory license or which otherwise challenges the ownership, validity or enforceability of such Owned Intellectual Property. To the knowledge of the Corporation, there is no claim which is ongoing or alleged (including any opposition, re-examination or protest) which might result in any Licensed IP being invalidated or revoked.

(g)
To the knowledge of the Corporation, the conduct of the business of the Corporation and its Subsidiaries, including the research, development, manufacture and other exploitation of the Corporation Pharmaceutical Products have not infringed or misappropriated any other Person’s Intellectual Property. Neither the Corporation nor any of its Subsidiaries is party to any Action nor, to the knowledge of the Corporation, is any Action threatened, that alleges that the conduct of the business of the Corporation or its Subsidiaries, including the research, development, manufacture and other exploitation of the Corporation Pharmaceutical Products, have infringed or otherwise

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misappropriated any other Person’s Intellectual Property. To the knowledge of the Corporation, no Person has infringed or misappropriated or is infringing or misappropriating the right of the Corporation or any of its Subsidiaries in or to any of the Corporation Intellectual Property or Owned Intellectual Property.
(h)
All agreements relating to the Licensed IP (the License Agreements) are in full force and effect, and neither the Corporation nor any of its Subsidiaries is in default of its obligations thereunder in any material respect or otherwise in a manner that, with notice or lapse of time or both, would give rise to a termination right of a third party or an actual or potential loss of rights of Corporation or any of its Subsidiaries. Pursuant to the License Agreements, the Corporation and its Subsidiaries have been granted the necessary rights to the Licensed IP to the extent required to operate the business of the Corporation and its Subsidiaries in a manner consistent with such practices since December 31, 2018.

(i)
The Arrangement will not materially breach any term of any License Agreement, or entitle any other Person party to any such License Agreement to terminate or modify it, or otherwise adversely affect any of the Corporation’s or any of its Subsidiaries’ rights under it in any material respect.

(j)
Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or require the consent of any other Person in respect of, the Corporation’s or its Subsidiaries’ right to own or use any material Corporation Intellectual Property or Owned Intellectual Property.

(k)
The Corporation and its Subsidiaries have not used any Open Source Software in a manner that would reasonably be expected to (i) require the Corporation to contribute, license, attribute or disclose to any Person any proprietary software or source code (including any Software) to any downstream recipients at no cost, (ii) grant to any Person any licenses, rights or immunities under or with respect to Software, or (iii) violate any applicable Open Source Software license.

(l)
Except as set forth in Section 31(l) of the Corporation Disclosure Letter, the Corporation is not obligated to pay a royalty, grant a license to, or provide other material consideration to any third party in connection with the Owned Intellectual Property or Licensed IP.

(m)
To the knowledge of the Corporation, neither the sale nor use of any drug candidates or processes of the Corporation have infringed, misappropriated or violated, or will, infringe, misappropriate or violate, any right or valid patent claim of any third party.

(n)
Section 31(n) of the Corporation Disclosure Letter contains a complete and accurate list of all Material Contracts between the Corporation or any Subsidiary and any contract research organization with respect to any Corporation Pharmaceutical Product, other than non-disclosure agreements entered into in the Ordinary Course. Each such Contract listed in Section 31(n) of the Corporation Disclosure Letter is valid and binding on the Corporation or its Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is in full force and effect. None of the Corporation, any of its Subsidiaries or, to the knowledge of the Corporation, any other party, is in breach of, or default under, in any material respect, any Contract listed in Section 31(n) of the Corporation Disclosure Letter, and (i) no event has occurred that with notice or lapse of time or both would give rise to a termination right of any third party or loss of rights of Corporation or any of its Subsidiaries, or (ii) constitute such a breach or default thereunder in any material respect by the Corporation or any of its Subsidiaries or, to the knowledge of the Corporation, any other party thereto. Neither the Corporation nor any of its Subsidiaries has received any written notice or, to the knowledge of the Corporation, other communication regarding any material violation or breach of or default under, or intention to cancel or materially modify, any Contract listed in Section 31(n) of the Corporation Disclosure Letter.

(o)
To the knowledge of the Corporation, none of the activities of the employees of the Corporation or any Subsidiary violates any agreement or arrangement which any such employees have with former employers. All current and former employees and consultants who contributed to the discovery or development of any of the subject matter of any Owned Intellectual Property or the Corporation Pharmaceutical Products did so either (x) within the scope of their employment such

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that, in accordance with applicable Law, all rights to such developed subject matter became the exclusive property of the Corporation or a Subsidiary or (y) pursuant to written agreements assigning all rights to such developed subject matter to the Corporation or Subsidiary, including an express waiver of any moral rights relating thereto.
(p)
To the knowledge of the Corporation, each current or former employee, contractor or consultant of the Corporation or any Subsidiary who has material proprietary knowledge of or information relating to the Intellectual Property of the Corporation or any Subsidiary has executed and delivered to the Corporation or the Subsidiary an agreement or agreements restricting, on at least customary protective terms, such person’s right to use and disclose such information relating to the Intellectual Property of the Corporation or the Subsidiary.

(q)
No government funding, facilities or personnel of a university, college, other educational institution or research center or funding from governmental or academic third parties was used in the development of any of the Owned Intellectual Property.

(r)
The Corporation and its Subsidiaries have maintained and currently maintain commercially reasonable practices to protect the confidentiality of any confidential information or Trade Secrets disclosed to, owned or possessed by them. To the knowledge of the Corporation, the Corporation and its Subsidiaries are not in breach of and have not breached any obligations or undertakings of confidentiality which they owe or have owed to any third party.

(s)
There are no settlements, injunctions, forbearances to sue, consents, judgments, or orders or similar obligations to which the Corporation or any Subsidiary is party that: (i) restrict the Corporation’s or any Subsidiary’s use, exploitation, assertion or enforcement of any Corporation Intellectual Property anywhere in the world; (ii) restrict the conduct of the business of the Corporation, any Subsidiary or any of its respective employees; or (iii) grant third parties any material rights under any Corporation Intellectual Property. After giving effect to the agreement and arrangement, no past or present director, officer, employee, consultant or independent contractor of the Corporation or its Subsidiaries owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any Corporation Intellectual Property.

32.
Patents and Patent Applications.   All patents and patent applications owned by or licensed to the Corporation or under which the Corporation has rights have been duly and properly filed and maintained; to the knowledge of the Corporation, the parties prosecuting such applications have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office in connection with such applications; and the Corporation is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office that were not disclosed to the U.S. Patent and Trademark Office and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications. Assignment documents assigning to the Corporation or Subsidiary all rights of such employees, contractors and consultants have been duly filed at the U.S. Patent and Trademark Office for all patent applications and patents owned in whole or in part by the Corporation or any Subsidiary.

33.
Product Liabilities.   None of the Corporation or any of its Subsidiaries has received any written claim, and to the knowledge of the Corporation, any other claim, and, to the knowledge of the Corporation, there are no incidents that could reasonably be expected to give rise to a claim for or based upon breach of product warranty (other than warranty service and repair claims in the Ordinary Course), strict liability in tort, negligent manufacture of product, negligent provision of services or any product complaint, adverse event report or any other similar allegation of liability, including or resulting in product recalls and including or resulting in bodily injury or property damage, arising from the materials, design, testing, manufacture, packaging, labeling (including instructions for use), clinical trials of or sale of any Corporation Pharmaceutical Product or from the provision of services, and to the knowledge of the Corporation, there is no basis for any such claim. Except for compassionate use, the Corporation does not sell and has never sold any pharmaceutical or medicinal compounds or products.

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34.
Computer Systems.   As of the date hereof, the Corporation’s IT Systems adequately meet the immediate and anticipated data processing and other computing needs of the operations of the Corporation and its Subsidiaries. The Corporation and its Subsidiaries have commercially reasonable measures in place, consistent with commercially acceptable standards and practices, designed to safeguard against the unauthorized access, use, copying or modification to or of system programs and data files comprised within the Corporation’s IT Systems. The Corporation and its Subsidiaries have commercially reasonable data and system back-up practices and procedures in place, consistent with commercially acceptable practices and procedures, designed to safeguard against the loss, corruption or malfunction of the data and systems of the Corporation and its Subsidiaries. In the past twenty-four (24) months, there has been no failure or other substandard performance of any of the Corporation’s IT System that has caused a material disruption to the Corporation or its Subsidiaries. Each of the Corporation and its Subsidiaries, owns or has a valid right to access and use all IT Systems. The Corporation, together with its Subsidiaries, possess a sufficient number of licenses for any software provided by any Person (Third-Party Software) and used by the Corporation and its Subsidiaries. Neither the Corporation nor its Subsidiaries is in breach or default of any Contracts pursuant to which the Corporation or its Subsidiaries has received a license or the right to access Third-Party Software, neither the Corporation nor any of its Subsidiaries is using the Third-Party Software outside the scope of the license or right to access provided by any Person, and the Corporation’s and its Subsidiaries use of the Third-Party Software is not in excess of the number of licenses paid for by the Corporation and its Subsidiaries.

35.
Cybersecurity.   To the knowledge of the Corporation, there has been no material Security Breach or other material compromise of or relating to any of the Corporation’s IT Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology, and (a) the Corporation has not been notified, and has no knowledge of any event or condition that would reasonably be expected to result in, any material Security Breach or other material compromise to its IT Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology; (b) the Corporation is presently in compliance with all applicable Laws and contractual obligations relating to the privacy and security of its IT Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment and technology and to the protection of such IT Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (b), individually or in the aggregate, have a Material Adverse Effect; and (c) the Corporation has implemented commercially reasonable backup technology.

36.
Privacy, Security and Anti-Spam.

(a)
The Corporation and its Subsidiaries have complied, in all material respects, with all applicable Laws governing privacy and all applicable contractual obligations to third parties relating to privacy, data protection, processing, transfer or security of Personal Information as well as publicly posted privacy policies regarding Personal Information; and no written notices, or complaints have been received by, and, to the knowledge of the Corporation, no claims are pending (whether by a Governmental Entity or Person), or, to the knowledge of the Corporation, threatened against the Corporation or any of its Subsidiaries alleging a violation of any third party’s privacy, or Personal Information including any alleged violation of applicable Laws, contractual obligations or publicly posted policies governing privacy.

(b)
The Corporation and its Subsidiaries maintain commercially reasonable measures, including commercially reasonable steps when using vendors, appropriate written policies and procedures and appropriate organizational, physical, administrative and technical safeguards, designed to protect the privacy, confidentiality, and security of Personal Information against a Security Breach, consistent with industry practice and applicable Law. The Corporation and its Subsidiaries periodically assess risks to the privacy, confidentiality and security of Personal Information. To the Corporation’s knowledge, during the three (3) years prior to the date hereof, (i) there have been no material Security Breaches in the Corporation’s or any of its Subsidiaries’ or vendors’ Computer

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Systems, and (ii) there have been no disruptions in the Corporation’s or any of its Subsidiaries’ Computer Systems that materially adversely affected the Corporation’s and its Subsidiaries’ business or operations.
(c)
To the knowledge of the Corporation, the Corporation and its Subsidiaries (i) have operated their businesses in compliance with all Laws relating to Personal Information, including by obtaining study subject consent and/or authorization to use and disclose Personal Information for research and including medical records and medical information privacy, that regulate or limit the collection, maintenance, use, disclosure, processing or transmission of study records, medical records, patient information or other Personal Information made available to or collected by the Corporation or its Subsidiaries in connection with the operation of its business, and (ii) have implemented all confidentiality, security and other protective measures required in connection with (i), in each case, in all material respects.

(d)
To the knowledge of the Corporation, neither the Corporation nor any of its Subsidiaries or vendors has experienced any breach, misappropriation, or unauthorized collection, use or disclosure of any Personal Information and all protected health information (including protected health information having the meaning set forth in 45 C.F.R. § 160.103) for which written notification was given or required to be given to any Person or Governmental Entity under applicable privacy Laws, since December 31, 2018.

(e)
The Corporation and its Subsidiaries have obtained or will obtain any and all required rights, permissions, and consents to permit the transfer of Personal Information in connection with the transactions contemplated by this Agreement and by the Plan of Arrangement.

37.
Insurance.

(a)
The Corporation and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is currently, and since December 31, 2018, has continuously been in full force and effect. As of the date hereof, the Corporation has no reason to believe that it or its Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Corporation nor its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(b)
As of the date hereof, there is no material claim pending under any insurance policy of the Corporation or any of its Subsidiaries that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any portion of such claims. To the knowledge of the Corporation, all Actions covered by any of the insurance policies have been properly reported to the applicable insurer.

38.
Books and Records.   Since December 31, 2018, the Books and Records (a) have, in all material respects, been maintained in compliance with applicable Laws, and (b) accurately and fairly reflect in all material respects all material financial transactions relating to the business carried on by the Corporation and its Subsidiaries.

39.
Restrictions on Conduct of Business.   Neither the Corporation nor any of its Subsidiaries is bound by any judgment, injunction, order or decree which purports to, in any material respect (a) limit the manner (including any business practice) or the localities in which all or any portion of the business of the Corporation or its Subsidiaries are conducted; or (b) restrict any acquisition or disposition of any property by the Corporation or by any of its Subsidiaries.

40.
Funds Available on Termination.   The Corporation has sufficient funds available to pay the Corporation Termination Fee.

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41.
No Shareholder Rights Plan.   The Corporation does not have in place, and the Shareholders have not adopted or approved, any shareholders rights plan or a similar plan giving rights to acquire additional Shares upon execution or performance of the obligations under this Agreement.

42.
Anti-Money Laundering and Anti-Corruption.

(a)
The operations of the Corporation and of each of its Subsidiaries are and have been conducted during the past five (5) years, in compliance in all material respects with anti-money laundering Laws and the rules and regulations thereunder and any related or similar Laws, rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity relating to anti-money laundering (collectively, the Anti-Money Laundering Laws) and no Action, suit or proceeding by or before any court or Governmental Entity involving the Corporation or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Corporation, threatened.

(b)
Neither the Corporation nor any of its Subsidiaries nor, to the knowledge of the Corporation, any of their respective current or former directors, executives, officers, agents or other Corporation Employees or Representatives, in each case while acting for or on behalf of the Corporation or its Subsidiaries, has: (i) offered, promised, made or authorized, or agreed to offer, promise, make or authorize (or made attempts at doing any of the foregoing) any contribution, expense, payment or gift of funds, property or anything else of value to or for the use or benefit of any Government Official for the purpose of securing action or inaction or a decision of a Governmental Entity or a Government Official, influence over such action, inaction or decision, or any improper advantage; (ii) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal; (iii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic Government Officials; (iv) taken any action which is or would otherwise be prohibited by any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), the U.K. Bribery Act 2010, or the rules and regulations promulgated thereunder, or any applicable Law, rule or regulation of similar effect in other jurisdictions (collectively, the Anti-Corruption Laws); (v) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; or (vi) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(c)
The Corporation utilizes effective control procedures and an internal accounting controls system that is sufficient to provide reasonable assurances that violations of applicable Anti-Corruption Laws or Anti-Money Laundering Laws or regulations will be prevented, detected and deterred.

43.
OFAC.   None of the Corporation, its Subsidiaries or, to the knowledge of the Corporation, any director, officer, agent, employee, affiliate or representative of the Corporation or its Subsidiaries is an individual or entity currently the subject or target of any sanctions administered or enforced by the United States Government, including the U.S. Department of the Treasury’s Office of Foreign Assets Control, Canada, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, nor is the Corporation located, organized or resident in a Sanctioned Country.

44.
Customs and International Trade Laws.

(a)
Within the past five (5) years, the Corporation and each Subsidiary have been in material compliance with all applicable Customs & International Trade Laws and no formal claims concerning the liability of the Corporation or any Subsidiary under such Laws are unresolved. Without limiting the foregoing, within the past five (5) years (i) the Corporation and each Subsidiary and, to the knowledge of the Corporation, all Persons acting on their behalf have obtained all import and export licenses and all other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings required for the export, import, reexport or transfer of goods, services, software and technology required for the operation of the respective businesses of the Corporation and each Subsidiary, including any Authorizations required under Customs & International Trade Laws, (ii) no Governmental Entity has initiated any Action or

A-C-26

imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of any Authorization under Customs & International Trade Laws, debarment or denial of future Authorizations under Customs & International Trade Laws against any of the Corporation or any Subsidiary or any of their respective directors, officers, employees or agents in connection with any actual or alleged violation of any applicable Customs & International Trade Laws and (iii) there have been no written claims, investigations or requests for information by a Governmental Entity with respect to the Corporation’s and each Subsidiary’s Authorizations and compliance with applicable Customs & International Trade Laws.
(b)
Neither the Corporation nor any Subsidiary, and no director, officer or employee of any of the Corporation or its Subsidiaries, (i) is a Sanctioned Person, (ii) has, within the past five (5) years, engaged in any unlawful business or dealings, directly or indirectly, involving any Sanctioned Person, or (iii) has pending or, to the knowledge of the Corporation, threatened claims against it with respect to Sanctions.

(c)
Each of the Corporation and each Subsidiary and any director, officer or employee thereof (in such capacity) is in compliance with, and has not violated within the past five (5) years, any Sanctions, and the Corporation and each Subsidiary has in place adequate controls and systems reasonably designed to provide reasonable assurances of compliance with Laws pertaining to Sanctions in each of the jurisdictions in which the Corporation or any Subsidiary do, or in the past have done, business.

45.
Financial Advisors.   Other than Centerview Partners LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Corporation or any of its Subsidiaries who might be entitled to any fee or commission from the Corporation or any of its Subsidiaries in connection with the transactions contemplated by this Agreement. The Board has received the Fairness Opinion, and, as of the date of the Agreement, the Fairness Opinion has not been withdrawn, revoked or otherwise modified.

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SCHEDULE D
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE PARENT
1.
Organization and Qualification.   The Purchaser is a corporation formed and validly existing under the Laws of the Province of British Columbia. The Parent is a corporation formed and validly existing under the Laws of the State of Delaware. Each of the Purchaser and the Parent is duly registered or otherwise authorized to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration necessary, except where the failure to be so registered or in good standing would not prevent, adversely impair or materially delay the consummation of the transactions contemplated by this Agreement.

2.
Corporate Authorization.   The execution, delivery and performance by each of the Purchaser and the Parent of this Agreement and the consummation of the transactions contemplated hereby are within each of the Purchaser’s and the Parent’s power and capacity and have been duly authorized by each of the Purchaser and the Parent and no other proceedings on the part of the Purchaser or the Parent are necessary to authorize this Agreement or the transactions contemplated hereby.

3.
Execution and Binding Obligation.   This Agreement has been duly executed and delivered by each of the Purchaser and the Parent, and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding agreement of each of the Purchaser and the Parent, enforceable against each of the Purchaser and the Parent in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

4.
Governmental Authorization.   The execution, delivery and performance by each of the Purchaser and the Parent of this Agreement and the consummation by each of the Purchaser and the Parent of the transactions contemplated hereby and by the Plan of Arrangement require no consent, approval or authorization of or any action by or in respect of, or filing, recording, registering or publication with, or notification to any Governmental Entity other than (a) the Interim Order and any approvals required by the Interim Order; (b) the Final Order; (c) filings with the Registrar under the BCBCA; (d) compliance with any applicable Securities Laws; (e) the Competition Act Approval and HSR Approval; and (f) any actions or filings the absence of which would not reasonably be expected to materially or adversely impair the ability of the Purchaser or the Parent to complete the transactions contemplated by this Agreement.

5.
Non-Contravention.   The execution, delivery and performance by each of the Purchaser and the Parent of its obligations under this Agreement and the consummation of the transactions contemplated hereby and by the Plan of Arrangement do not and shall not (a) contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Purchaser or the Parent; or (b) assuming compliance with the matters, or obtaining the approvals, referred to in Section 4 above, contravene, conflict with or result in a material violation or breach of any provision of any applicable Law or any license, approval, consent or authorization issued by a Governmental Entity.

6.
Litigation.   As of the date hereof, there is no Action pending against or, to the knowledge of the Purchaser or the Parent, threatened against or affecting the Purchaser or the Parent or any of its properties or, any of its shareholders, officers and directors (in their capacities as such) that, individually or in the aggregate, could impair or materially delay the Purchaser’s or the Parent’s ability to perform its obligations under this Agreement. There is no judgment, decree or order against either the Purchaser or the Parent or any of its directors or officers (in their capacities as such) that could prevent, enjoin, alter or materially delay the Purchaser or the Parent from performing its obligations under this Agreement or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Arrangement or the transactions contemplated hereby.

7.
Funds.   Parent has, and at the Effective Date, the Purchaser will have, sufficient funds available to satisfy the aggregate Consideration for the Shares and any other amounts payable to Securityholders,

D-1

in each case in connection with the Arrangement in accordance with the terms of this Agreement and to pay all related fees and expenses for which the Purchaser is responsible under the terms of this Agreement.
8.
Finders’ Fees.   Other than BofA Securities, Inc., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Purchaser or its affiliates who might be entitled to any fee or commission from the Purchaser or its affiliates upon consummation of the transactions contemplated by this Agreement.

9.
Ownership of the Corporation.   Other than 2,297,294 Common Shares beneficially owned by the Parent, the Purchaser does not beneficially own any securities of the Corporation and is not deemed to beneficially own any securities of the Corporation pursuant to MI 61-101. The Purchaser has provided to the Corporation full details as to the ownership of securities of the Corporation by the Purchaser.

10.
Investment Canada Act.   The Purchaser is a trade agreement investor and is not a state-owned enterprise, each as defined in the Investment Canada Act.

D-2

APPENDIX B
Arrangement Resolution
BE IT RESOLVED THAT:
1.
The arrangement (the Arrangement) under Section 291 of the Business Corporations Act (British Columbia) (the BCBCA) involving Trillium Therapeutics Inc. (the Corporation), pursuant to the arrangement agreement dated August 20, 2021, among PF Argentum Acquisition ULC (the Purchaser), Pfizer Inc. and the Corporation (as it may from time to time be amended, modified or supplemented, the Arrangement Agreement), as more particularly described and set forth in the proxy statement and management information circular of the Corporation (the Circular) dated [•], 2021 accompanying the notice of this meeting, as may be amended, modified or supplemented, be and is hereby authorized, approved and adopted.

2.
The plan of arrangement of the Corporation (as it may be amended, modified or supplemented in accordance with its terms and the terms of the Arrangement Agreement, the Plan of Arrangement), the full text of which is set out in Appendix C to the Circular, be and is hereby authorized, approved and adopted.

3.
The: (a) Arrangement Agreement and all the transactions contemplated therein; (b) actions of the directors of the Corporation in approving the Arrangement and the Arrangement Agreement; and (c) actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Corporation of its obligations thereunder, be and are hereby ratified and approved.

4.
The Corporation is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders and warrant holders of the Corporation or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Corporation are hereby authorized and empowered to, without notice to or approval of the shareholders and warrant holders of the Corporation: (a) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (b) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.
Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver for filing with the British Columbia Registrar of Companies under the BCBCA, articles of arrangement and such other documents as may be necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and any such other documents.

7.
Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

B-1

Appendix C
PLAN OF ARRANGEMENT
MADE PURSUANT TO DIVISION 5 OF PART 9 OF
THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Article 1
Definitions and Interpretation
1.1
Definitions

In this Plan of Arrangement, unless otherwise stated or unless the subject matter or context otherwise requires, the following capitalized terms shall have the following meanings:
2020 Omnibus Plan means the Corporation’s 2020 Omnibus Equity Incentive Plan as approved by the Shareholders on June 30, 2020.
Arrangement means the arrangement under Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Purchaser, each acting reasonably.
Arrangement Agreement means the arrangement agreement dated August 20, 2021 among the Purchaser, the Parent and the Corporation, together with the schedules and exhibits attached thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
Arrangement Resolution means the special resolution of the Shareholders and Warrant Holders, voting as a single class, approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B attached to the Arrangement Agreement.
BCBCA means the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended.
Book-Entry Shares shall mean non-certificated Shares represented by book-entry.
Business Day means any day, other than a Saturday, or a Sunday or a statutory or civic holiday, on which banks are generally open for business in Vancouver, British Columbia, Toronto, Ontario and New York, New York.
Circular means the notice of the Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent or otherwise made available to the Shareholders and Warrant Holders in connection with the Meeting and to such other Persons as may be requested by the Court pursuant to the Interim Order, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the Interim Order (once issued).
Common Shares means the common shares in the capital of the Corporation.
Common Share Warrants means all warrants to purchase or acquire Common Shares, whether or not exercisable, that are outstanding immediately prior to the Effective Time.
Consideration means $18.50 in cash per Share.
Corporation means Trillium Therapeutics Inc.
Court means the Supreme Court of British Columbia.
Depositary means Computershare Investor Services Inc., in its capacity as depositary for the Arrangement, or such other Person as the Corporation and the Purchaser agree to engage as depositary for the Arrangement.

Dissent Rights means the right of a Dissenting Shareholder or Dissenting Warrant Holder to dissent to the Arrangement Resolution and to be paid the fair market value of the Shares or Warrants, as the case may be, granted pursuant to the Interim Order, all in accordance with Section 291(2)(c) of the BCBCA (as modified by the Interim Order), the Interim Order and Article 5 of this Plan of Arrangement.
Dissenting Shareholder means a registered Shareholder who dissents in respect of the Arrangement in strict compliance with Article 5 of this Plan of Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as at the Effective Time.
Dissenting Warrant Holder means a registered Warrant Holder who dissents in respect of the Arrangement in strict compliance with Article 5 of this Plan of Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as at the Effective Time.
DSU means a deferred share unit governed by the terms and conditions of the 2020 Omnibus Plan.
DSU Holders means holders of DSUs.
Effective Date means the date on which the Arrangement becomes effective, as specified in the certificate contemplated in Section 2.3 hereof.
Effective Time means 12:01 a.m. (Pacific Standard Time) on the Effective Date or such other time on the Effective Date as the Purchaser and the Corporation may agree in writing.
Final Order means the final order of the Court approving the Arrangement pursuant to Section 291 of the BCBCA, as such order may be amended, modified or varied by the Court (with the written consent of both the Corporation and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as varied on appeal (provided that any such variation is acceptable to both the Corporation and the Purchaser, each acting reasonably).
First Preferred Shares means the First Preferred Shares in the capital of the Corporation, issuable in series, of which the first series is designated as the Series I Shares and of which the second series is designated as the Series II Shares.
Governmental Entity means (a) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (b) any subdivision, agent or authority of any of the foregoing; (c) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) any Securities Authority or stock exchange, including the TSX and NASDAQ.
Inducement Plan means the inducement stock option plan of the Corporation dated September 25, 2019.
Interim Order means the interim order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to both the Corporation and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be varied by the Court with the prior written consent of both the Corporation and the Purchaser, each acting reasonably.
Law means all federal, national, multinational, provincial, state, municipal, regional and local laws (statutory, common or otherwise), constitutions, treaties, conventions, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, certificates, ordinances, judgments, injunctions, determinations, awards, decrees, legally binding codes or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Entity or self-regulatory authority (including the TSX and NASDAQ), and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are binding upon such Person or its assets.
Letter of Transmittal means the letter of transmittal to be forwarded by the Corporation to the Shareholders and the Warrant Holders together with the Circular in connection with the Arrangement or such other equivalent form of letter of transmittal acceptable to the Purchaser acting reasonably.

Lien means any mortgage, charge, pledge, hypothec, security interest, option, right of first refusal or first offer, occupancy rights, restrictive covenant, prior claim, assignment, lien (statutory or otherwise), or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind.
Meeting means the special meeting of Shareholders and Warrant Holders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Circular and agreed to in writing by the Purchaser, acting reasonably, in accordance with the Arrangement Agreement.
NASDAQ means the NASDAQ Stock Market.
Option means an option to purchase Common Shares issued pursuant to any of the Omnibus Incentive Plan, Inducement Plan or Stock Option Plan.
Optionholder means a holder of Options.
OSC means the Ontario Securities Commission.
Parent means Pfizer Inc.
Person includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
Plan of Arrangement means this plan of arrangement and any amendments, modifications, supplements or variations hereto made in accordance with the terms hereof or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Purchaser, each acting reasonably, in accordance with this Plan of Arrangement and the BCBCA.
Purchaser means PF Argentum Acquisition ULC.
SEC means the U.S. Securities and Exchange Commission.
Securities means Shares, Warrants, Options and DSUs.
Securities Authority means the SEC, the OSC and any other applicable securities commission or securities regulatory authority of a province or territory of Canada or state of the United States.
Securityholders means collectively, the Shareholders, Optionholders, DSU Holders and Warrant Holders.
Series I Shares means the Series I Non-Voting Convertible First Preferred Shares in the capital of the Corporation.
Series II Shares means the Series II Non-Voting Convertible First Preferred Shares in the capital of the Corporation.
Series II Warrants means all warrants to purchase or acquire Series II Shares, whether or not exercisable, that are outstanding immediately prior to the Effective Time.
Shareholders means the registered or beneficial holders of the Shares, as the context requires.
Shares means, collectively, the Common Shares and the First Preferred Shares.
Stock Option Plan means the amended and restated stock option plan of the Corporation dated March 8, 2018.
US Equivalent means the amount in United States dollars of the exercise price of an Option on the basis of the noon Canadian to United States dollar exchange rate on the date that is three Business Days immediately preceding the Effective Date as reported by the Bank of Canada.
US Dollars or US$ or $ means the lawful currency of the United States of America.

Warrant Letter of Transmittal means the letter of transmittal to be forwarded by the Corporation to Warrant Holders together with the Circular or such other equivalent form of letter of transmittal acceptable to the Purchaser acting reasonably.
Warrants means the Common Share Warrants and the Series II Warrants.
Warrant Holders means registered or beneficial holders of Warrants, as the context requires.
Any capitalized terms used by not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the Arrangement Agreement and not otherwise defined herein shall have the same meaning herein as in the Arrangement Agreement unless the context otherwise requires.
1.2
Certain Rules of Interpretation

For the purposes of this Plan of Arrangement:
(a)
References: Unless otherwise expressly provided herein, any reference in this Plan of Arrangement to an instrument, agreement or an order or an existing document or exhibit filed or to be filed means such instrument, agreement, order, document or exhibit as it may have been or may be amended, modified, or supplemented in accordance with its terms.

(b)
Interpretation Not Affected by Headings: The division of this Plan of Arrangement into articles and sections are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement, nor are the descriptive headings of articles and sections intended as complete or accurate descriptions of the content thereof. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

(c)
Number, Gender and Persons: The use of words in the singular or plural, or with a particular gender, including a definition, shall not limit the scope or exclude the application of any provision of this Plan of Arrangement to such Person (or Persons) or circumstances as the context otherwise permits.

(d)
Meaning of “Including”: The words includes and including and similar terms of inclusion shall not, unless expressly modified by the words only or solely, be construed as terms of limitation, but rather shall mean includes but is not limited to and including but not limited to, so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive.

(e)
References to Time: Unless otherwise specified, all references to time herein and in any document issued pursuant hereto mean local time in Vancouver, British Columbia and any reference to an event occurring on a Business Day shall mean prior to 5:00 p.m. on such Business Day.

(f)
Time Periods: Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends.

(g)
Statutory References: Unless otherwise provided, any reference to a statute or other enactment of parliament, a legislature or other Governmental Entity includes all regulations made thereunder, all amendments to or re-enactments of such statute or regulations in force from time to time, and, if applicable, any statute or regulation that supplements or supersedes such statute or regulation.

(h)
References to Specific Sections: References to a specific Recital, Article or Section shall, unless something in the subject matter or context is inconsistent therewith, be construed as references to that specific Recital, Article or Section of this Plan of Arrangement, whereas the terms this Plan of Arrangement, hereof, herein, hereto, hereunder and similar expressions shall be deemed to refer generally to this Plan of Arrangement and not to any particular Recital, Article, Section or other portion of this Plan of Arrangement and include any documents supplemental hereto.

(i)
The Word “Or”: The word “or” is not exclusive.

1.3
Governing Law

This Plan of Arrangement shall be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. All questions as to the interpretation or application of this Plan of Arrangement and all proceedings taken in connection with this Plan of Arrangement and its provisions shall be subject to the jurisdiction of the Court.
1.4
Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in, and all payments provided for herein shall be made in, United States Dollars.
1.5
Date for Any Action

If the date on which any action is required to be taken hereunder by a Person is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
1.6
Time

Time shall be of the essence in this Plan of Arrangement.
Article 2
Effect of the Arrangement
2.1
Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. If there are any inconsistencies or conflict between this Plan of Arrangement and the Arrangement Agreement, the terms of this Plan of Arrangement shall govern.
2.2
Effectiveness

The Arrangement shall become effective in the sequence described in Section 3.2 from and after the Effective Time and, without further act or formality shall be binding on and enure to the benefit of the Corporation, all registered and beneficial Securityholders, the registrar and transfer agent of the Corporation, the Depositary and all other Persons as provided for herein, or subject to, this Plan of Arrangement and their respective successors and assigns and their respective heirs, executors, administrators and other legal representatives, successors and assigns.
2.3
Certificate of Effectiveness

After the conditions to the effectiveness of this Plan of Arrangement set out in the Arrangement Agreement have been satisfied or waived, the Corporation shall file at the registered office of the Corporation, to be kept in the Corporation’s minute book, a certificate signed by two (2) current officers of the Corporation and acknowledged and agreed to by the Purchaser, certifying that all conditions to the effectiveness of the Arrangement set out in the Arrangement Agreement have been satisfied or waived and specifying the Effective Date.
Article 3
Arrangement
3.1
Corporate Authorizations

The adoption, execution, delivery, implementation and consummation of all matters contemplated under this Plan of Arrangement involving corporate action of any Securityholders of the Corporation shall occur and be effective as of the Effective Date, and shall be authorized and approved under the Arrangement and by the Court, where appropriate, as part of the Final Order, in all respects and for all purposes without any requirement of further action by the Corporation, its directors and officers or the Securityholders.

3.2
Effective Date Transactions

Commencing at the Effective Time, the following events or transactions shall occur, and be deemed to have occurred and be taken and effected, in the following order, without any further act or formality required on the part of any Person, except as may be expressly provided herein, in each case, unless stated otherwise, effective as at five minute intervals starting at the Effective Time:
(a)
each Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised shall be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for a debt claim against the Purchaser for the amount determined under Article 5 hereof, and: (i) such Dissenting Shareholders shall cease to be the holders of such Shares and to have any rights as holders of such Shares, other than the right to be paid fair value for such Shares, as set out in Article 5 of this Plan of Arrangement; (ii) such Dissenting Shareholders’ names shall be removed as the holders of such Shares from the registers of Shares maintained by or on behalf of the Corporation; and (iii) the Purchaser shall be deemed to be the transferee of such Shares, free and clear of all Liens, and shall be entered in the registers of the Shares maintained by or on behalf of the Corporation;

(b)
each Warrant held by (b) a Dissenting Warrant Holder in respect of which Dissent Rights have been validly exercised shall be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for a debt claim against the Purchaser for the amount determined under Article 5 hereof, and: (i) such Dissenting Warrant Holders shall cease to be the holders of such Warrants and to have any rights as holders of such Warrants, other than the right to be paid fair value for such Warrants, as set out in Article 5 of this Plan of Arrangement; (ii) such Dissenting Warrant Holders’ names shall be removed as the holders of such Warrants from the registers of Warrants maintained by or on behalf of the Corporation; and (iii) the Purchaser shall be deemed to be the transferee of such Warrants, free and clear of all Liens, and shall be entered in the registers of the Warrants maintained by or on behalf of the Corporation;

(c)
each Share outstanding immediately prior to the Effective Time, other than Shares held by the Purchaser and its affiliates or held by a Dissenting Shareholder who has validly exercised such holder’s Dissent Right, shall, without any further action by or on behalf of a holder of Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the applicable Consideration for each Share held, and: (i) the holders of such Shares shall cease to be the holders thereof and to have any rights as holders of such Shares other than the right to be paid the Consideration in accordance with this Plan of Arrangement; (ii) such holders’ names shall be removed from the registers of the Shares maintained by or on behalf of the Corporation; and (iii) the Purchaser shall be deemed to be the transferee of such Shares (free and clear of all Liens) and shall be entered in the registers of the Shares maintained by or on behalf of the Corporation;

(d)
notwithstanding the terms of the Warrants or any agreements or other arrangements relating to the Warrants, each Warrant outstanding immediately prior to the Effective Time (whether or not exercisable), other than Warrants held by a Dissenting Warrant Holder who has validly exercised such holder’s Dissent Right, shall be assigned and transferred from the holder thereof to the Corporation in consideration for, at the holder’s election: (i) a cash payment by or on behalf of the Corporation equal to the amount by which the Consideration, in respect of each Warrant, exceeds the exercise price per Share of such Warrant, subject to applicable Tax withholdings and other source deductions, or (ii) a cash payment by or on behalf of the Corporation equal to the Black Scholes value of a Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Warrant), in respect of each Warrant, subject to applicable Tax withholdings and other source deductions, and such Warrant shall be cancelled immediately after its transfer to the Corporation and, where such amount is a negative, none of the Corporation, the Purchaser or any other Person shall be obligated to pay any amount in respect of such Warrant; and the holders of such Warrants shall cease to have any rights as holders of such Warrants other than the right to receive consideration therefor in accordance with this Plan of Arrangement;

(e)
notwithstanding the Omnibus Incentive Plan, Inducement Plan or Stock Option Plan or any agreements or other arrangements relating to the Options, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall be assigned and transferred from the holder thereof to the Corporation in consideration for a cash payment by or on behalf of the Corporation equal to the amount, if any, by which the Consideration per Common Share, in respect of each Option, exceeds the exercise price per Common Share of such Option (or, in respect of Options that have an exercise price per Common Share denominated in Canadian dollars, the US Equivalent of such exercise price), subject to applicable Tax withholdings and other source deductions, and such Option shall be cancelled immediately after its transfer to the Corporation and, where such amount is a negative, none of the Corporation, the Purchaser or any other Person shall be obligated to pay any amount in respect of such Option;

(f)
all outstanding DSUs shall ordinarily vest in accordance with the terms of the Omnibus Incentive Plan and shall require settlement as all of the DSU Holders shall cease to serve in their capacity as a director of the Corporation and each DSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall be settled and extinguished in consideration for a cash payment by or on behalf of the Corporation equal to the Consideration, calculated with respect to the number of Common Shares to which a DSU Holder may be entitled, subject to applicable Tax withholdings and other source deductions, and such DSU shall be cancelled and cease to exist without any further act or formality; and

(g)
(i) each holder of one or more Options, Warrants or DSUs shall cease to be a holder of such Options, Warrants or DSUs, (ii) such holder’s name shall be removed from each applicable register, (iii) the Omnibus Incentive Plan, Inducement Plan, or Stock Option Plan, Warrants and all agreements and other arrangements relating to the Options, Warrants, and DSUs shall be terminated and shall be of no further force and effect, and (iv) such holder shall thereafter have only the right to receive the consideration to which it is entitled pursuant to Section 3.2(d), Section 3.2(e) or Section 3.2(f), as the case may be, at the time and in the manner specified in Section 4.1(b).

3.3
Adjustment to Consideration

If, on or after the date of the Arrangement Agreement, the Corporation declares, sets aside or pays any dividend or other distribution payable in cash, securities, property or otherwise with respect to the Shares, or sets a record date therefor that is prior to the Effective Date, then the Consideration shall be adjusted to reflect each such dividend or other distribution by way of a reduction in the Consideration by an amount equal to the amount of such dividend or distribution per Share.
3.4
Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens.
3.5
Withholding Rights

The Corporation and the Depositary shall be entitled to deduct and withhold from any amount payable or otherwise deliverable to any Person hereunder, such amounts as the Corporation or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986, or any provision of any applicable federal, provincial, state, local or foreign tax laws, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the relevant Person in respect of which such deduction and withholding was made, provided that such withheld amounts are remitted to the appropriate Governmental Entity.
Article 4
Payment of Consideration
4.1
Deposit of Consideration

(a)
At or prior to the Effective Time, the Purchaser shall deposit, or arrange or cause to be deposited with the Depositary, in escrow:

(i)
Shares: for the benefit of holders of Shares, cash in the aggregate amount equal to the payments in respect thereof required by Sections 3.2(a) and 3.2(c) of this Plan of Arrangement, with the amount per Share in respect of which Dissent Rights have been exercised being deemed to be the Consideration for this purpose, net of applicable withholdings; and

(ii)
Warrants: for the benefit of holders of Warrants, cash in the aggregate amount equal to the payments in respect thereof required by their Warrant Letter of Transmittal, Section 3.2(b) and Section 3.2(d) of this Plan of Arrangement, with the amount per Warrant in respect of which Dissent Rights have been exercised being deemed to be the Consideration for this purpose, net of applicable withholdings.

(b)
Options and DSUs: As soon as practicable after the Effective Date, the Corporation shall pay the amounts, net of applicable withholdings, to be paid to the Optionholders and DSU Holders, either (i) pursuant to the normal payroll practices and procedures of the Corporation, or (ii) by cheque (delivered to such Optionholder or DSU Holder, as applicable, as reflected on the register maintained by or on behalf of the Corporation in respect of the Options and DSUs, as applicable).

4.2
Surrender of Certificates and Payment of Consideration

(a)
Share Certificates: Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.2(b), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, and such other documents and instruments as would have been required to effect such transfer under the BCBCA, the Securities Transfer Act (British Columbia) and the articles of the Corporation, the Shareholder represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, the cash which such holder has the right to receive under the Arrangement for such Shares less any amounts withheld pursuant to Section 3.5, and any certificate so surrendered shall forthwith be cancelled. Upon receipt of a customary “agent’s message” by the Depositary with respect to Book-Entry Shares that were transferred pursuant to Section 3.2(b), and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to the holder of such Book-Entry Shares, the cash such holder has the right to receive under the Arrangement for such Book-Entry Shares less any amounts withheld pursuant to Section 3.5, and any Book-Entry Shares so surrendered shall forthwith be cancelled.

(b)
Warrant Certificates: Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Warrants that were transferred pursuant to Section 3.2(c), together with a duly completed and executed Warrant Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, and such other documents and instruments as would have been required to effect such transfer under the BCBCA, the Securities Transfer Act (British Columbia) and the articles of the Corporation, the Warrant Holder represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, the cash which such holder has the right to receive under the Arrangement for such Warrants less any amounts withheld pursuant to Section 3.5, and any certificate so surrendered shall forthwith be cancelled.

(c)
Prior to Surrender:

(i)
Until surrendered as contemplated by this Section 4.2, each certificate that immediately prior to the Effective Time represented Shares or Warrants shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate as contemplated in this Section 4.2, less any amounts withheld pursuant to Section 3.5.

(ii)
Any such certificate formerly representing Shares or Warrants not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Shares or Warrants of any kind or nature against or in the

Corporation or the Purchaser. On such date, all cash to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser or the Corporation, as applicable, and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.
4.3
Forfeiture of Payment; No Other Consideration

(a)
Any payment made by way of cheque by the Depositary (or the Corporation, if applicable) pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary (or the Corporation) or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Securities pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or the Corporation, as applicable, for no consideration.

(b)
No holder of Securities shall be entitled to receive any consideration with respect to such Securities other than any cash payment to which such holder is entitled to receive in accordance with Section 3.2 and this Article 4 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith.

4.4
Lost Certificates

In the event that any certificate which as at the Effective Time represented Securities which were transferred in accordance with Section 3.2 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the consideration which such Person is entitled to receive in accordance with Section 3.2, provided that, as a condition precedent to any such delivery by the Depositary, such Person shall have indemnified the Corporation and the Depositary in a manner satisfactory to the Corporation and/or the Depositary, against any claim that may be made against the Corporation or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed (and in the case of certificates evidencing Shares, provided a bond satisfactory to the Corporation and/or Depositary in such amount as the Corporation and/or Depositary may direct) and shall otherwise have taken such actions as may be required by the articles of the Corporation or the Warrant, as applicable.
Article 5
Dissent Rights
5.1
Dissent Rights

(a)
Pursuant to the Interim Order, registered Shareholders or registered Warrant Holders may exercise Dissent Rights under Section 238 of the BCBCA and in the manner set forth in Sections 237 to 247 of the BCBCA, as modified by this Article 5 , the Interim Order and the Final Order, with respect to Shares or Warrants in connection with the Arrangement, provided that notwithstanding Section 242 of the BCBCA, the written notice setting forth the objection of such registered Shareholders or registered Warrant Holders to the Arrangement and exercise of Dissent Rights must be received by the Corporation not later than 5:00 p.m. (Vancouver time) on the Business Day that is two (2) Business Days before the Meeting or any date to which the Meeting may be postponed or adjourned and provided further that registered Shareholders or registered Warrant Holders who exercise such Dissent Rights and who:

(i)
are ultimately entitled to be paid fair value for their Shares or Warrants: (A) shall be deemed not to have participated in the transactions set forth in Article 2 and to have transferred such Shares or Warrants, as applicable, as of the Effective Time without any further act or formality, free and clear of all Liens; (B) shall be entitled to be paid the fair value of such Shares or Warrants, as applicable, less any applicable Tax, which fair value, notwithstanding anything to the contrary set forth in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (C) shall not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Shares; or
(ii)
are ultimately not entitled, for any reason, to be paid fair value for their Shares or Warrants shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Shareholder or a non-dissenting Warrant Holder, as applicable, and shall be entitled to receive only the consideration contemplated in Section 3.2(a) or Section 3.2(b) hereof, as applicable, that such holder would have received pursuant to the Arrangement if such Dissenting Shareholder or Dissenting Warrant Holder had not exercised Dissent Rights; and

(b)
In no circumstances shall the Corporation, the Purchaser or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is a registered holder of those Shares or Warrants in respect of which such rights are sought to be exercised.

5.2
No Other Rights

(a)
For greater certainty, in no case shall the Corporation, the Purchaser or any other Person be required to recognize Dissenting Shareholders as holders of Shares, or Dissenting Warrant Holders as holders of Warrants, after the Effective Time, and the names of such Dissenting Shareholders shall be deleted from the register of Shares, and the names of such Dissenting Warrant Holders shall be deleted from the register or Warrants, as of the Effective Time.

(b)
For greater certainty, Shareholders or Warrant Holders who vote, or who have instructed a proxyholder to vote, in favour of the Arrangement Resolution shall not be entitled to exercise Dissent Rights.

(c)
In addition to any other restrictions set forth in the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Optionholders; (ii) DSU Holders; and (iii) Shareholders or Warrant Holders who vote or have instructed a proxyholder to vote such Shares or Warrants in favour of the Arrangement Resolution.

Article 6
General
6.1
Deeming Provisions

In this Plan of Arrangement, the deeming provisions are not rebuttable and are conclusive and irrevocable.
6.2
Amendments

(a)
The Purchaser and the Corporation reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be: (i) set out in writing; (ii) agreed to in writing by the Purchaser and the Corporation; (iii) if made following the Meeting, approved by the Court; and (iv) communicated to Securityholders or former Securityholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Corporation at any time prior to the Meeting provided that the Purchaser shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if: (i) it is consented to in writing by each of the Purchaser and the Corporation; (ii) it is filed with the Court and (iii) if required by the Court, it is consented to by Shareholders and/or Warrant Holders voting in the manner directed by the Court.

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by the Purchaser, provided that it concerns a matter that, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Securityholder.

(e)
This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

6.3
Severability of Plan of Arrangement Provisions

If, prior to the Effective Time, any term or provision of this Plan of Arrangement is held by the Court to be invalid, void or unenforceable, at the request of the Corporation, the Court may either (a) sever such term or provision from the balance of this Plan of Arrangement and provide the Corporation with the option to proceed with the implementation of the balance of this Plan of Arrangement as of and with effect from the Effective Time, or (b) alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, and provided that the Arrangement is implemented, the remainder of the terms and provisions of this Plan of Arrangement shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation.
6.4
Paramountcy

From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Securities issued or outstanding prior to the Effective Time; (b) the rights and obligations of the holders of Securities, the Corporation, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Securities shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
6.5
Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Persons named or referred to in, or subject to, this Plan of Arrangement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them to carry out the full intent and meaning of this Plan of Arrangement and to give effect to the transactions contemplated herein.

APPENDIX D
Interim Order
[•]

D-1

Appendix E
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
August 20, 2021
The Transaction Committee of the Board of Directors
The Board of Directors
Trillium Therapeutics Inc.
2488 Dunwin Drive
Mississauga, Ontario
Canada L5L 1J9
The Transaction Committee of the Board of Directors; The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, no par value per share (the “Shares”) (other than the Excluded Shares, as defined below), of Trillium Therapeutics Inc., a corporation existing under the laws of the Province of British Columbia (the “Company”), of the $18.50 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Arrangement Agreement proposed to be entered into (the “Agreement”) among Pfizer Inc., a corporation formed under the laws of the State of Delaware (“Parent”), PF Argentum Acquisition ULC, a corporation existing under the laws of the Province of British Columbia and wholly owned subsidiary of Parent (“Purchaser”), and the Company. The Agreement provides that, among other things, Purchaser will acquire all of the issued and outstanding Shares of the Company by way of a plan of arrangement governed by the Business Corporations Act (British Columbia) (the “Arrangement” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the holders of Shares (other than any Shares held by (i) Parent, (ii) Purchaser or (iii) any of their respective affiliates, collectively, “Excluded Shares”) will receive $18.50 per Share in cash, without interest, (the $18.50 per Share consideration to be paid in the Transaction, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement and will be more fully described in the notice of special meeting of shareholders and management information circular (the “Circular”) which is to be mailed to the holders of Shares in connection with the Transaction.
All dollar amounts herein are expressed in United States dollars, unless stated otherwise.
We have acted as financial advisor to the Transaction Committee of the Board of Directors (the “Transaction Committee”) and the Board of Directors of the Company in connection with the Transaction for purposes of undertaking a fairness evaluation with respect to the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

The Transaction Committee
The Board of Directors
Trillium Therapeutics Inc.
August 20, 2021
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have been engaged to provide and are currently providing financial advisory services to Parent, for which we have received compensation and for which we expect to receive additional compensation, including in connection with Parent’s joint venture with GlaxoSmithKline plc in 2018 and 2019 to create a global consumer healthcare company and certain other strategic matters. We may provide financial advisory and other services to or with respect to the Company or Parent or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) the Agreement dated August 20, 2021; (ii) the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 and Annual Reports of the Company filed on Form 40-F or Form 20-F for the years ended December 31, 2019, December 31, 2018 and December 31, 2017; (iii) certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its shareholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

E-2

The Transaction Committee
The Board of Directors
Trillium Therapeutics Inc.
August 20, 2021
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any shareholder of the Company or any other person as to how such shareholder or other person should vote with respect to the Arrangement or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Transaction Committee and the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Centerview Partners LLC
CENTERVIEW PARTNERS LLC

E-3

APPENDIX F
Sections 237 to 247 of the BCBCA relating to Dissent Rights
Division 2 — Dissent Proceedings
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.
(2)
This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
(2)
A shareholder wishing to dissent must

(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)
Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2)
A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

(3)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)
If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

(3)
If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4)
Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)
A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)
on or before the date specified by the resolution or in the statement referred to in section
240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)
A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)
A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)
The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)
A notice sent under subsection (1) (a) or (b) of this section must

(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)
The written statement referred to in subsection (1) (c) must

(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

(3)
After the dissenter has complied with subsection (1),

(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)
Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)
Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)
A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)
A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)
make consequential orders and give directions it considers appropriate.

(3)
Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)
If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.
(5)
A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX G
Voting Information
Capitalized terms used but not specifically defined in this Appendix shall have the meanings ascribed thereto in the “Glossary of Terms” section of the Information Circular to which this Appendix is attached.
If you are a Registered Securityholder and have any questions or require more information with regard to voting your Shares or Warrants, please contact Trillium’s proxy solicitation agent:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Shareholders and Warrant Holders may call toll free:
(800) 322-2885
Banks and Brokers may call collect:
(212) 929-5500
If you have any questions about depositing your Shares and/or Warrants to the Arrangement including with respect to completing the Letter of Transmittal, please contact Computershare Investor Services Inc., who is acting as Depositary under the Arrangement, by telephone at 1-800-564-6253 (toll free in North America) or 1-514-982-7555 (outside North America), by facsimile at 1-905-771-4092 or by email at corporateactions@computershare.com.

G-1

APPENDIX H
Notice of Hearing of Petition
[•]

H-1

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 000001 Security Class COMMON SHARES Holder Account Number C1234567890 XXX Fold Form of Proxy - Special Meeting to be held on [●], 2021 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Named Proxyholders whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Named Proxyholders listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Information Circular (as defined on the reverse) and other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by [●] (Toronto time) on [●], 2021. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Fold • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com
• Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Named Proxyholders named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01QFNA 123456789012345 CPUQC01.E.INT/000001/i1234

ACTIVE/111960067.2 MR SAM SAMPLE Appointment of Proxyholder I/We being holder(s) of securities of Trillium Therapeutics Inc. (“Trillium”) hereby appoint: Mr. Paolo Pucci, or failing this person, Dr. Jan Skvarka, or failing this person, Mr. Benjamin Looker (the “Named Proxyholders”) C1234567890 XXX 123 Print the name of the person you are OR appointing if this person is someone other than the Named Proxyholders listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Trillium and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Shareholders and Warrant Holders of Trillium to be held online at [●] on [●], 2021 at [●] [a.m./p.m.] (Toronto time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider and, if deemed advisable, pass, with or without variation, a special resolution, the full text of which is set forth in Appendix B to the accompanying Management Information Circular and Proxy Statement of Trillium dated [●] (the “Information Circular”), approving a statutory arrangement (the “ Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Trillium, all as more particularly described in the Information Circular. 2. Advisory vote on the compensation of Trillium’s named executive officers in connection with the Arrangement To consider and, if deemed advisable, pass an advisory (non-binding) resolution on specified compensation that may become payable to the named executive officers of Trillium in connection with the Arrangement, all as more particularly described in the Information Circular. For Against For Against Fold Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Named Proxyholders, this Proxy will be voted as recommended by Management. Signature(s) Date MM / DD / YY S H C Q 314774 X X X X A R 1 999999999999

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 000001 Security Class SERIES II NON-VOTING CONVERTIBLE FIRST PREFERRED SHARES Holder Account Number C1234567890 XXX Fold Form of Proxy - Special Meeting to be held on [●], 2021 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Named Proxyholders whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Named Proxyholders listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Information Circular (as defined on the reverse) and other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by [●] (Toronto time) on [●], 2021. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Fold • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Named Proxyholders named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01QFNA 123456789012345 CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE Appointment of Proxyholder I/We being holder(s) of securities of Trillium Therapeutics Inc. (“Trillium”) hereby appoint: Mr. Paolo Pucci, or failing this person, Dr. Jan Skvarka, or failing this person, Mr. Benjamin Looker (the “Named Proxyholders”) C1234567890 XXX 123 Print the name of the person you are OR appointing if this person is someone other than the Named Proxyholders listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Trillium and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Shareholders and Warrant Holders of Trillium to be held online at [●] on [●], 2021 at [●] [a.m./p.m.] (Toronto time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider and, if deemed advisable, pass, with or without variation, a special resolution, the full text of which is set forth in Appendix B to the accompanying Management Information Circular and Proxy Statement of Trillium dated [●] (the “Information Circular”), approving a statutory arrangement (the “ Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Trillium, all as more particularly described in the Information Circular. For Against Fold Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Named Proxyholders, this Proxy will be voted as recommended by Management. Signature(s) Date MM / DD / YY S H C Q 314774 X X X X A R 1 999999999999

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 000001 Security Class WARRANTS TO PURCHASE COMMON SHARES OR SERIES II NON-VOTING CONVERTIBLE FIRST PREFERRED SHARES Holder Account Number C1234567890 XXX Fold Form of Proxy - Special Meeting to be held on [●], 2021 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Named Proxyholders whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Named Proxyholders listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Information Circular (as defined on the reverse) and other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by [●] (Toronto time) on [●], 2021. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Fold • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Named Proxyholders named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01QFNA 123456789012345 CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE Appointment of Proxyholder I/We being holder(s) of securities of Trillium Therapeutics Inc. (“Trillium”) hereby appoint: Mr. Paolo Pucci, or failing this person, Dr. Jan Skvarka, or failing this person, Mr. Benjamin Looker (the “Named Proxyholders”) C1234567890 XXX 123 Print the name of the person you are OR appointing if this person is someone other than the Named Proxyholders listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Trillium and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Shareholders and Warrant Holders of Trillium to be held online at [●] on [●], 2021 at [●] [a.m./p.m.] (Toronto time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider and, if deemed advisable, pass, with or without variation, a special resolution, the full text of which is set forth in Appendix B to the accompanying Management Information Circular and Proxy Statement of Trillium dated [●] (the “Information Circular”), approving a statutory arrangement (the “ Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Trillium, all as more particularly described in the Information Circular. For Against Fold Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Named Proxyholders, this Proxy will be voted as recommended by Management. Signature(s) Date MM / DD / YY S H C Q 314774 X X X X A R 1 999999999999